NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS
GLOBAL TACTICAL ASSET ALLOCATION FUND
Shares Class (BBALX)
INCOME EQUITY FUND
Shares Class (NOIEX)
INTERNATIONAL EQUITY FUND
Shares Class (NOIGX)
LARGE CAP CORE FUND
Shares Class (NOLCX)
LARGE CAP VALUE FUND
Shares Class (NOLVX)
SMALL CAP VALUE FUND
Shares Class (NOSGX)
SMALL CAP CORE FUND
Class I (NSGRX)
Class K (NSCKX)
U.S. QUALITY ESG FUND
Class I (NUEIX)
Class K (NUESX)
EQUITY INDEX FUNDS
EMERGING MARKETS EQUITY INDEX FUND
Shares Class (NOEMX)
GLOBAL REAL ESTATE INDEX FUND
Shares Class (NGREX)
INTERNATIONAL EQUITY INDEX FUND
Shares Class (NOINX)
MID CAP INDEX FUND
Shares Class (NOMIX)
SMALL CAP INDEX FUND
Shares Class (NSIDX)
STOCK INDEX FUND
Shares Class (NOSIX)
GLOBAL SUSTAINABILITY INDEX FUND
Class I (NSRIX)
Class K (NSRKX)
FIXED INCOME FUNDS
BOND INDEX FUND
Shares Class (NOBOX)
CORE BOND FUND
Shares Class (NOCBX)
FIXED INCOME FUND
Shares Class (NOFIX)
HIGH YIELD FIXED INCOME FUND
Shares Class (NHFIX)
SHORT BOND FUND
Shares Class (BSBAX)
SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Shares Class (NSIUX)
TAX‑ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Shares Class (NTAUX)
ULTRA-SHORT FIXED INCOME FUND
Shares Class (NUSFX)
U.S. GOVERNMENT FUND
Shares Class (NOUGX)
U.S. TREASURY INDEX FUND
Shares Class (BTIAX)
TAX‑EXEMPT FIXED INCOME FUNDS
ARIZONA TAX‑EXEMPT FUND
Shares Class (NOAZX)
CALIFORNIA INTERMEDIATE TAX‑EXEMPT FUND
Shares Class (NCITX)
CALIFORNIA TAX‑EXEMPT FUND
Shares Class (NCATX)
HIGH YIELD MUNICIPAL FUND
Shares Class (NHYMX)
INTERMEDIATE TAX‑EXEMPT FUND
Shares Class (NOITX)
SHORT-INTERMEDIATE TAX‑EXEMPT FUND
Shares Class (NSITX)
TAX‑EXEMPT FUND
Shares Class (NOTEX)
ACTIVE M/MULTI-MANAGER FUNDS
ACTIVE M EMERGING MARKETS EQUITY FUND
Shares Class (NMMEX)
ACTIVE M INTERNATIONAL EQUITY FUND
Shares Class (NMIEX)
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Shares Class (NMEDX)
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Shares Class (NMFIX)
MULTI-MANAGER GLOBAL REAL ESTATE FUND
Shares Class (NMMGX)
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Shares Class (NMHYX)
NORTHERN ENGAGE360TM FUND
Shares Class (NENGX)
Prospectus dated July 31, 2021

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

3	FUND SUMMARIES

	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

	10	INCOME EQUITY FUND

	14	INTERNATIONAL EQUITY FUND

	19	LARGE CAP CORE FUND

	23	LARGE CAP VALUE FUND

	27	SMALL CAP VALUE FUND

	31	SMALL CAP CORE FUND

	35	U.S. QUALITY ESG FUND

	40	EMERGING MARKETS EQUITY INDEX FUND

	46	GLOBAL REAL ESTATE INDEX FUND

	51	INTERNATIONAL EQUITY INDEX FUND

	56	MID CAP INDEX FUND

	60	SMALL CAP INDEX FUND

	64	STOCK INDEX FUND

	68	GLOBAL SUSTAINABILITY INDEX FUND

	73	BOND INDEX FUND

	78	CORE BOND FUND

	84	FIXED INCOME FUND

	90	HIGH YIELD FIXED INCOME FUND

	96	SHORT BOND FUND

	103	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	108	TAX‑ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	114	ULTRA-SHORT FIXED INCOME FUND

	120	U.S. GOVERNMENT FUND

	125	U.S. TREASURY INDEX FUND

	129	ARIZONA TAX‑EXEMPT FUND

	134	CALIFORNIA INTERMEDIATE TAX‑EXEMPT FUND

	139	CALIFORNIA TAX‑EXEMPT FUND

	144	HIGH YIELD MUNICIPAL FUND

	149	INTERMEDIATE TAX‑EXEMPT FUND

	154	SHORT-INTERMEDIATE TAX‑EXEMPT FUND

	159	TAX‑EXEMPT FUND

	164	ACTIVE M EMERGING MARKETS EQUITY FUND

	169	ACTIVE M INTERNATIONAL EQUITY FUND

	174	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
	180	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

	185	MULTI-MANAGER GLOBAL REAL ESTATE FUND

	189	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

	195	NORTHERN ENGAGE360™ FUND

200	BROAD-BASED SECURITIES MARKET INDICES

203	INVESTMENT ADVISER

205	MANAGEMENT FEES

207	FUND MANAGEMENT

216	OTHER FUND SERVICES

217	PURCHASING AND SELLING SHARES

	217	PURCHASING SHARES

	217	OPENING AN ACCOUNT

	219	SELLING SHARES

221	CHOOSING A SHARE CLASS – SMALL CAP CORE FUND, U.S. QUALITY ESG FUND AND GLOBAL SUSTAINABILITY INDEX FUND

223	ACCOUNT POLICIES AND OTHER INFORMATION

231	DIVIDENDS AND DISTRIBUTIONS

233	TAX CONSIDERATIONS

237	SECURITIES, TECHNIQUES AND RISKS

	237	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	275	DISCLAIMERS

280	FINANCIAL HIGHLIGHTS

324	FOR MORE INFORMATION

2	NORTHERN FUNDS PROSPECTUS

FUND SUMMARIES

GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.23%

Other Expenses	0.17%

Transfer Agency Fees	0.04%

Other Operating Expenses	0.13%

Acquired Fund Fees and Expenses(1)	0.30%

Total Annual Fund Operating Expenses(1)	0.70%

Expense Reimbursement(2)	(0.14)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.56%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.”

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$57	$210	$376	$857
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.89% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will generally seek exposure to a number of different asset classes based on an asset allocation framework developed by the Investment Policy Committee of The Northern Trust Company (“TNTC”) and NTI (TNTC and NTI are collectively referred to herein as “Northern Trust”). The asset classes in which the Fund seeks to obtain exposure include but are not limited to small-, mid‑ and large-capitalization common stocks; real estate securities; commodity-related securities; and fixed-income securities, including high yield securities and money market instruments. The Fund primarily obtains exposure to these asset classes by investing in shares of underlying mutual funds and exchange-traded funds (“ETFs”), including mutual funds and ETFs for which NTI, the Fund’s investment adviser, or an affiliate acts as investment adviser (collectively, “Underlying Funds”). The Fund also may obtain exposure to one or more asset classes by investing directly in equity or fixed-income securities or money market instruments. In addition, the Fund also may invest directly in derivatives, including but not limited to forward foreign currency exchange contracts, futures contracts and options on futures contracts, for hedging purposes.
The Fund may obtain exposure to securities of U.S. and foreign issuers, including those in emerging markets countries (i.e., those that are generally in the early stages of their industrial cycles). The Fund expects its foreign exposure to be allocated among various regions and countries, including the United States (but in no less than three different countries).
Northern Trust’s Investment Policy Committee is responsible for developing tactical asset allocation recommendations with respect to the Fund using the asset allocation framework and

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GLOBAL TACTICAL ASSET ALLOCATION FUND

incorporating various criteria, including, for example, economic factors such as gross domestic product and inflation; fixed-income market factors such as sovereign yields, credit spreads and currency trends; and equity market factors such as domestic and foreign operating earnings and valuation levels. NTI monitors the Fund daily to ensure it is invested pursuant to the current asset allocation framework. NTI reviews the asset allocation framework and recommended allocations at least monthly, or more frequently as needed, to consider adjusting the allocations based on its evolving investment views amid changing market and economic conditions. There is no limit in the number of Underlying Funds in which the Fund may invest. The Fund is not required to maintain any minimum or maximum investment in any asset class, and, therefore, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular Underlying Funds or asset classes.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
Because the Fund invests primarily in the Underlying Funds, the risks described below are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
ASSET ALLOCATION RISK is the risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will not perform as expected. The Fund’s investment in any one Underlying Fund or asset class may exceed 15% of the Fund’s total assets, which may cause it to be subject to greater volatility and risk than a more diversified fund.
UNDERLYING FUND RISK is the risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund will be subject to the risks associated with investments in the Underlying Funds, such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent

4	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis by certain of the Underlying Funds can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
COMMODITY-RELATED SECURITIES RISK is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemic), tariffs, embargoes or other trade barriers, acts of war or terrorism, or political and regulatory developments.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its

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GLOBAL TACTICAL ASSET ALLOCATION FUND

contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
OPTIONS CONTRACTS RISK Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the investment adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the investment adviser, thus limiting the ability to implement the Fund’s strategies.

GEOGRAPHIC RISK is the risk that if an Underlying Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if the Underlying Fund’s investments were not so concentrated in such country or region.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s NAV. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
REAL ESTATE SECURITIES RISK is the risk that investments in real estate investment trusts (“REITs”) and securities of real estate companies will make the Fund more susceptible to risks

6	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

associated with the ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, increases in property taxes, fluctuations in interest rates and limited availability of mortgage financing. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compares to those of two broad-based securities market indices and to a custom blended benchmark that reflect the investment instruments in which the Fund invests.
The Fund has adopted the performance and accounting history of a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated on August 1, 2011 (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A, Class C and Class D shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received Shares Class shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund.
The performance information set forth in the bar chart and table below for periods prior to the date of the Reorganization is that of the Class A Shares of the Predecessor Fund. Returns of the Shares Class shares of the Fund will be different from the returns of Class A Shares of the Predecessor Fund as they have different expenses.
On April 1, 2008, the Predecessor Fund changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown in the table prior to that date represents performance of the Predecessor Fund’s prior balanced fund strategy.
The Fund’s and Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Trust’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 7.78%. For the periods shown in the bar chart above, the highest quarterly return was 12.55% in the second quarter of 2020, and the lowest quarterly return was (16.81)% in the first quarter of 2020.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	7/1/93
Returns before taxes		6.48%	7.52%	6.20%	6.24%
Returns after taxes on distributions		4.43%	6.20%	5.13%	4.78%
Returns after taxes on distributions and sale of Fund shares		4.55%	5.47%	4.58%	4.63%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)		16.26%	12.26%	9.13%	5.94%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%	5.31%
Blended Index (60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes))		13.49%	9.37%	7.25%	7.06%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Tactical Asset Allocation Fund. James D. McDonald, Executive Vice President of NTI, and Daniel J. Phillips, CFA, Senior Vice President of NTI have been managers of the Fund (including the Predecessor Fund) since July 2014 and April 2011, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

8	NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	9

INCOME EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.95%

Other Expenses	0.23%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.19%

Total Annual Fund Operating Expenses	1.18%

Expense Reimbursement(1)	(0.17)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.01%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$103	$358	$633	$1,417
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.94% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve its investment objective, the Fund will, under normal circumstances, invest at least 80% of its net assets in income-producing equity securities, including dividend-paying common and preferred stocks. The Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.
In determining capital appreciation potential, NTI uses a proprietary quantitative ranking system that is designed to provide exposure to equity securities that exhibit quality characteristics. Beginning with a broad universe of highly liquid equity securities, NTI applies a proprietary quality score, which ranks each security based on its issuer’s profitability, management efficiency, and cash generation, to screen out the lowest quality securities based on their proprietary ranking. NTI then selects securities from the remaining universe that it believes will achieve the appropriate quality and yield exposures. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. Final purchase decisions are made based on the desired level of diversification and dividend yield.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. NTI will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The

10	NORTHERN FUNDS PROSPECTUS

INCOME EQUITY FUND
significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

NORTHERN FUNDS PROSPECTUS	11

INCOME EQUITY FUND

On July 31, 2014, the Fund changed its principal investment strategy from a fundamental actively managed strategy to a quantitative actively managed strategy. The performance shown prior to that date represents performance of the Fund’s prior fundamental actively managed strategy.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 15.02%. For the periods shown in the bar chart above, the highest quarterly return was 19.18% in the second quarter of 2020, and the lowest quarterly return was (22.67)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	4/1/94
Returns before taxes		10.97%	12.04%	10.59%	9.08%
Returns after taxes on distributions		8.99%	9.83%	8.36%	7.03%
Returns after taxes on distributions and sale of Fund shares		7.80%	9.17%	8.10%	6.89%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%	10.42%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Income Equity Fund. Reed A. LeMar, CFA, Vice President of NTI and Jeffrey D. Sampson, CFA, Senior Vice President of NTI, have been managers of the Fund since July 2017, and Sridhar Kancharla, CFA, Senior Vice President of NTI, has been a manager of the Fund since July 31, 2018. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be

12	NORTHERN FUNDS PROSPECTUS

INCOME EQUITY FUND

charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	13

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.48%

Other Expenses	0.27%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.23%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.76%

Expense Reimbursement(2)	(0.23)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.53%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.50%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$54	$220	$400	$921
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.81% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund will invest significantly (at least 40%) in the securities of companies that are located, headquartered, incorporated or otherwise organized outside of the United States. These companies generally have market capitalizations in excess of $1 billion.
The Fund’s investment strategy attempts to create a portfolio with similar risk, style, capitalization and industry characteristics as the MSCI World® ex USA Index with the potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the MSCI World ex USA Index. In managing the Fund, NTI attempts to achieve the Fund’s objective by overweighting those stocks that it believes will outperform the MSCI World ex USA Index and underweighting (or excluding entirely) those stocks that it believes will underperform the MSCI World ex USA Index. The Fund seeks to accomplish this goal by employing a strategy that uses statistics and advanced econometric methods to evaluate fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality). The characteristics are combined to create a proprietary multifactor quantitative stock selection model that generates stock specific forecasts that are used along with controls intended to manage risk to determine security weightings.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. The team will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

14	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY FUND

From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
MSCI Inc. does not endorse any of the securities in the MSCI World ex USA Index. It is not a sponsor of the International Equity Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

NORTHERN FUNDS PROSPECTUS	15

INTERNATIONAL EQUITY FUND

∎
JAPAN INVESTMENT RISK is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that industrials companies may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
On January 1, 2017, the Fund changed its principal investment strategy from a fundamental actively managed strategy to a quantitative actively managed strategy. The performance shown prior to that date represents performance of the Fund’s prior fundamental actively managed strategy.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 11.60%. For the periods shown in the bar chart above, the highest quarterly return was 14.65% in the fourth quarter of 2020, and the lowest quarterly return was (25.00)% in the first quarter of 2020.

16	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	4/1/94
Returns before taxes		1.64%	5.14%	3.62%	4.44%
Returns after taxes on distributions		0.15%	4.53%	3.15%	3.33%
Returns after taxes on distributions and sale of Fund shares		1.78%	4.10%	2.95%	3.40%
MSCI World ex USA Index (reflects no deduction or fees, expenses or taxes)		7.59%	7.64%	5.19%	5.40%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the International Equity Fund. Michael R. Hunstad, Senior Vice President of NTI and Mark C. Sodergren, CFA, Senior Vice President of NTI, have been managers of the Fund since July 2019 and January 2017, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.
You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary. If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a

NORTHERN FUNDS PROSPECTUS	17

INTERNATIONAL EQUITY FUND

tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18	NORTHERN FUNDS PROSPECTUS

LARGE CAP CORE FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.44%

Other Expenses	0.13%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.09%

Total Annual Fund Operating Expenses	0.57%

Expense Reimbursement(1)	(0.12)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.45%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$46	$171	$306	$702
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.54% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities in large capitalization U.S. companies, including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Index.
The Fund seeks to achieve its investment objective by employing a strategy that uses statistics and advanced econometric methods to evaluate fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality). The characteristics are combined to create a proprietary multifactor quantitative stock selection model, which generates stock specific forecasts that are used along with controls intended to manage risk to determine security weightings.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. The team will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Frank Russell Company does not endorse any of the securities in the Russell 1000 Index. It is not a sponsor of the Large Cap Core Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return

NORTHERN FUNDS PROSPECTUS	19

LARGE CAP CORE FUND

and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the

20	NORTHERN FUNDS PROSPECTUS

LARGE CAP CORE FUND

 average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 18.67%. For the periods shown in the bar chart above, the highest quarterly return was 20.05% in the second quarter of 2020, and the lowest quarterly return was (21.23)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	12/16/05
Returns before taxes		11.89%	12.11%	12.43%	8.33%
Returns after taxes on distributions		11.43%	11.33%	11.83%	7.72%
Returns after taxes on distributions and sale of Fund shares		7.23%	9.44%	10.20%	6.75%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%	9.75%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Large Cap Core Fund. Michael R. Hunstad, Senior Vice President of NTI and Mark C. Sodergren, CFA, Senior Vice President of NTI, have been managers of the Fund since July 2019 and July 2011, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

NORTHERN FUNDS PROSPECTUS	21

LARGE CAP CORE FUND

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	NORTHERN FUNDS PROSPECTUS

LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.53%

Other Expenses	0.36%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.32%

Total Annual Fund Operating Expenses	0.89%

Expense Reimbursement(1)	(0.32)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.57%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.55%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$58	$252	$462	$1,067
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74.86% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Value Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies.
In buying stocks, NTI uses a quantitatively managed strategy designed to provide exposure to value and quality factors. Beginning with a broad universe of highly liquid equity securities, NTI seeks to identify those securities that are out‑of‑favor and undervalued by applying a proprietary value screen. Once the targeted universe of value securities has been identified, NTI applies a proprietary quality score to rank each security to eliminate the lowest quality securities based on their proprietary ranking. NTI then selects securities from the remaining universe that it believes will achieve the appropriate capitalization and diversification goals, while focusing on those value securities ranking in the top quintile based on their proprietary quality and value score. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector, region and portfolio levels through portfolio diversification. Final purchase decisions are made based on a fundamental review of the remaining companies and on the desired level of diversification.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity. NTI will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

NORTHERN FUNDS PROSPECTUS	23

LARGE CAP VALUE FUND

Frank Russell Company does not endorse any of the securities in the Russell 1000 Value Index. It is not a sponsor of the Large Cap Value Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
VALUE INVESTING RISK is the risk that because the Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation, the Fund is subject to greater risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s

24	NORTHERN FUNDS PROSPECTUS

LARGE CAP VALUE FUND

investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
On July 31, 2014, the Fund changed its principal investment strategy from a fundamental actively managed strategy to a quantitative actively managed strategy. The performance shown prior to that date represents performance of the Fund’s prior fundamental actively managed strategy.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 19.41%. For the periods shown in the bar chart above, the highest quarterly return was 17.68% in the fourth quarter of 2020, and the lowest quarterly return was (29.04)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	8/3/00
Returns before taxes		1.31%	8.97%	8.43%	6.35%
Returns after taxes on distributions		0.96%	8.45%	7.94%	5.71%
Returns after taxes on distributions and sale of Fund shares		1.02%	6.99%	6.79%	5.20%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		2.80%	9.74%	10.50%	7.10%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Large Cap Value Fund. Mark C. Sodergren, CFA, Senior Vice President of NTI and Sridhar Kancharla, CFA, Senior Vice President of NTI, have been managers of the Fund since June 2014 and July 2015, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

NORTHERN FUNDS PROSPECTUS	25

LARGE CAP VALUE FUND

If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	NORTHERN FUNDS PROSPECTUS

SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.95%

Other Expenses	0.18%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.14%

Total Annual Fund Operating Expenses	1.13%

Expense Reimbursement(1)	(0.13)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.00%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$102	$346	$610	$1,363
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.79% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Value Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.
Using a quantitative analysis to evaluate financial data, NTI buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team normally will sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team also may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a stock is attractively priced, the Fund employs a strategy that uses statistics and other methods to evaluate fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality). The characteristics are combined to create a proprietary multi-factor quantitative stock selection model that generates stock specific forecasts that are used along with controls intended to manage risk to determine security weightings.
Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors.
Frank Russell Company does not endorse any of the securities in the Russell 2000 Value Index. It is not a sponsor of the Small Cap Value Fund and is not affiliated with the Fund in any way.

NORTHERN FUNDS PROSPECTUS	27

SMALL CAP VALUE FUND

PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
VALUE INVESTING RISK is the risk that because the Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation, the Fund is subject to greater risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended;

28	NORTHERN FUNDS PROSPECTUS

SMALL CAP VALUE FUND

the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 20.93%. For the periods shown in the bar chart above, the highest quarterly return was 27.40% in the fourth quarter of 2020, and the lowest quarterly return was (34.43)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	4/1/94
Returns before taxes		(2.30)%	7.01%	8.26%	9.23%
Returns after taxes on distributions		(2.76)%	5.43%	6.94%	7.74%
Returns after taxes on distributions and sale of Fund shares		(1.05)%	5.39%	6.57%	7.47%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		4.63%	9.65%	8.66%	9.63%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Value Fund. Robert H. Bergson, CFA, Senior Vice President of NTI and Michael R. Hunstad, Senior Vice President of NTI, have been managers of the Fund since July 2001 and July 2020, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

NORTHERN FUNDS PROSPECTUS	29

SMALL CAP VALUE FUND

If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	NORTHERN FUNDS PROSPECTUS

SMALL CAP CORE FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class K shares or Class I shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Class K or Class I shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Class I

Management Fees	0.47%	0.47%

Other Expenses	0.10%	0.20%

Transfer Agent Fees	0.04%	0.04%

Service Fees	None	0.10%

Other Operating Expenses	0.06%	0.06%

Total Annual Fund Operating Expenses	0.57%	0.67%

Expense Reimbursement(1)	(0.08)%	(0.08)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.49%	0.59%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of each of the Class K and Class I shares of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, service fees, as applicable, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.49%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees

EXAMPLE
The following Example is intended to help you compare the cost of investing in Class K shares and Class I shares of the
Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class K shares or Class I shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$50	$175	$310	$706
Class I	$60	$206	$365	$827
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from July 31, 2020 (commencement of share class operations) through March 31, 2021, the Fund’s portfolio turnover rate was 26.59% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.
Using a quantitative analysis to evaluate financial data, NTI buys securities of small capitalization companies that it believes have favorable characteristics such as earnings quality and/or competitive returns on equity relative to their peers. The team may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a company has favorable characteristics, NTI uses an evaluation process that includes, but is not limited to:

∎	Quantitative review of fundamental factors such as earnings metrics and capital deployment; and

∎	Systematic evaluations of new securities with attractive attributes and re‑evaluations of portfolio holdings.
NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. Final purchase decisions are made based on a quantitative review of each company and on the desired level of diversification.
Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends. The Fund may

NORTHERN FUNDS PROSPECTUS	31

SMALL CAP CORE FUND

use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors.
NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Frank Russell Company does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Small Cap Core Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
HEALTH CARE SECTOR RISK is the risk that health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the

32	NORTHERN FUNDS PROSPECTUS

SMALL CAP CORE FUND

risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing: (A) changes in the performance of the Fund from year to year and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The returns shown for periods ending prior to July 31, 2020 are those of the Shares Class shares of the Fund. Effective July 31, 2020, Shares Class shares of the Fund were converted into Class K shares and Class I shares. Prior to July 31, 2020, there were no Class K shares and Class I shares outstanding for the Fund. Class K and Class I shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.
Effective February 17, 2010, the Fund’s investment strategy changed from an active small cap growth investment strategy to a quantitative small cap core investment style. The performance shown prior to that date represents performance of the Fund’s prior active small cap growth investment strategy.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN (CLASS K SHARES)*

* Year to date total return for the six months ended June 30, 2021 is 18.28%. For the periods shown in the bar chart above, the highest quarterly return was 28.37% in the fourth quarter of 2020, and the lowest quarterly return was (29.37)% in the first quarter of 2020.
The total return from January 1, 2011 through July 30, 2020 reflects the performance of the Fund’s Shares Class. As of July 31, 2020, the Shares Class converted to Class I and Class K share classes. Performance information from July 31, 2020 through December 31, 2020 reflects that of the Fund’s Class K share class.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Class K Shares(1)	7/31/20
Returns before taxes		14.50%	11.58%	10.83%	7.80%
Returns after taxes on distributions		13.20%	10.66%	9.90%	7.01%
Returns after taxes on distributions and sale of Fund shares		9.51%	9.12%	8.75%	6.33%
Class I Shares(2)	7/31/20	14.46%	11.57%	10.82%	7.80%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		19.96%	13.26%	11.20%	8.91%

(1)
Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at net asset value (“NAV”). The inception date of the Fund’s Shares Class is September 30, 1999. Performance reflects any applicable fee waivers and/or expense reimbursements.

(2)
Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at NAV. The inception date of the Fund’s Shares Class is September 30, 1999. Performance reflects any applicable fee waivers and/or expense reimbursements.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown only for Class K Shares. After‑tax returns for other classes will vary.

NORTHERN FUNDS PROSPECTUS	33

SMALL CAP CORE FUND

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Core Fund. Robert H. Bergson, CFA, Senior Vice President of NTI, has been a manager of the Fund since February 2010 and Michael R. Hunstad, PhD, Senior Vice President of NTI has been a manager of the Fund since July 31, 2020. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Class I shares of the Fund only through an authorized intermediary. There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Fund.
You may purchase Class K shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 for Class K shares (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Class K shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Class K or Class I shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own Class K shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in the same share class of one or more other funds of the Trust that offers that share class. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange Class K shares of the Fund for the Class K shares or Shares class shares of another fund in the Trust. Class K shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34	NORTHERN FUNDS PROSPECTUS

U.S. QUALITY ESG FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class I shares or Class K shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Class I or Class K shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K(1)	Class I(1)

Management Fees	0.37%	0.37%

Other Expenses	0.14%	0.24%

Transfer Agent Fees	0.04%	0.04%

Service Fees	None	0.10%

Other Operating Expenses	0.10%	0.10%

Total Annual Fund Operating Expenses	0.51%	0.61%

Expense Reimbursement(1)	(0.12)%	(0.12)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.39%	0.49%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of each of the Class K and Class I shares of the Fund (other than certain excepted expenses, i.e., service fees, as applicable, and extraordinary expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.39%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in Class K shares and Class I shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class K shares or Class I shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$40	$151	$273	$629
Class I	$50	$183	$328	$751
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from July 31, 2020 (commencement of share class operations) through March 31, 2021, the Fund’s portfolio turnover rate was 28.66% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large and mid‑capitalization U.S. companies that NTI believes have favorable environmental, social and governance (“ESG”) characteristics under a third-party vendor’s rating methodology. For purposes of this definition, U.S. companies with a market capitalization within the range of the Russell 1000© Index will be considered large or mid‑capitalization U.S. companies.
Using a quantitative, factor based approach, the Fund intends to invest in companies that: (i) meet certain criteria for ESG factors as provided by a third-party research vendor; (ii) exhibit strong business fundamentals, solid management and reliable cash flows; and (iii) are located, headquartered in, incorporated in or otherwise organized in the United States. The Fund expects its investments to be allocated among companies that are diversified in terms of industries and capitalization ranges.
The Fund is managed according to a quantitative model developed by NTI. To define an investable universe, NTI excludes securities of companies involved in ESG controversies or those that violate global norms like the United Nations Global Compact. NTI also removes companies that, based on its evaluation of ESG data, appear to do a poor job of managing their ESG risks and opportunities relative to their peers as well as those with material involvement in controversial business practices, including, but not limited to, tobacco, civilian firearms, thermal coal, and both controversial and conventional weapons. NTI may modify this list of excluded companies at any time, without shareholder approval or notice.
NTI engages a third-party research vendor to provide ESG data for U.S. companies. The third-party vendor identifies ESG areas of risk and opportunity, evaluates exposure and management, and ranks and rates companies against their industry peers.
After defining the investable universe, NTI evaluates the quality of the remaining securities and removes those securities that do not meet the proprietary quality methodology. NTI’s quality methodology rates securities based on three categories of financial signals (profitability, management efficiency, and cash generation).

NORTHERN FUNDS PROSPECTUS	35

U.S. QUALITY ESG FUND

The Fund is constructed based on an optimization methodology designed to take active exposure by overweighting and underweighting securities based on their ESG and relative financial quality rankings. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. NTI makes final purchase decisions based on the quantitative model described above and on the desired level of diversification. The Fund will normally sell a security that NTI believes is no longer attractive based upon the evaluation criteria described above. Further, in making purchase and sell decisions, NTI seeks to create a portfolio comprised of companies with a lower aggregate carbon footprint than the aggregate carbon footprint of the companies in the Russell 1000 Index, which includes consideration of a company’s emissions and carbon reserves as well as a company’s risk and opportunity alignment with a transition to a low carbon economy.
The Fund may use derivatives such as stock index futures contracts to equitize cash and enhance portfolio liquidity.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors.
Frank Russell Company does not endorse any of the securities in the Russell 1000 Index. It is not a sponsor of the Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
ESG INVESTING RISK is the risk stemming from the ESG factors that the Fund applies in selecting securities. The Fund intends to invest in companies with measurable high ESG ratings relative to their sector peers, and screen out particular companies that do not meet its ESG criteria. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. Information used by the Fund to evaluate ESG factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to accurately determine companies’ ESG ratings, which in turn could negatively impact the Fund’s performance. The Fund’s assessment of a company, based on the company’s level of involvement in a particular industry or ESG controversy or the company’s ESG ranking or rating, may differ from that of other funds or an investor. As a result, the companies in which the Fund invests may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.
MID CAP STOCK RISK is the risk that stocks of mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impacts its risk characteristics.

∎
QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund

36	NORTHERN FUNDS PROSPECTUS

U.S. QUALITY ESG FUND

may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table below show the performance and returns of the Fund’s Shares Class for the periods between October 2, 2017 through July 30, 2020.
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing: (A) changes in the performance of the Fund from year to year and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The returns shown for periods ending prior to July 31, 2020 are of those of the Shares Class shares of the Fund. Effective July 31, 2020, Shares Class shares of the Fund were converted into Class K shares and Class I shares. Prior to July 31, 2020, there were no Class K shares or Class I shares outstanding for the Fund. Class K and Class I shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN (CLASS K SHARES)*

* Year to date total return for the six months ended June 30, 2021 is 17.72%. For the periods shown in the bar chart above, the highest quarterly return was 22.19% in the second quarter of 2020, and the lowest quarterly return was (19.11)% in the first quarter of 2020.
The total return from January 1, 2018 through July 30, 2020 reflects the performance of the Fund’s Shares Class. As of July 31, 2020, the Shares Class converted to Class K and Class I share classes. Performance information from July 31, 2020 through December 31, 2020 reflects that of the Fund’s Class K share class.

NORTHERN FUNDS PROSPECTUS	37

U.S. QUALITY ESG FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	Since Inception
Class K Shares(1)	7/31/20
Returns before taxes		20.15%	15.36%
Returns after taxes on distributions		19.62%	14.75%
Returns after taxes on distributions and sale of Fund shares		12.20%	11.91%
Class I Shares(2)	7/31/20	20.07%	15.34%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)		20.96%	15.73%

(1)
Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at net asset value (“NAV”). The inception date of the Fund’s Shares Class is October 2, 2017. Performance reflects any applicable fee waivers and/or expense reimbursements.

(2)
Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at NAV. The inception date of the Fund’s Shares Class is October 2, 2017. Performance reflects any applicable fee waivers and/or expense reimbursements.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown only for Class K Shares. After‑tax returns for other classes will vary.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Quality ESG Fund. Jeffrey D. Sampson, CFA and Peter M. Zymali, CFP®, each a Senior Vice President of NTI, have been managers of the Fund since inception. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Class I shares of the Fund only through an authorized intermediary. There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Fund.
You may purchase Class K shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 for Class K shares (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Class K shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Class K or Class I shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own Class I shares or Class K shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in the same share class of one or more other funds of the Trust that offers that share class. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange Class K shares of the Fund for the Class K shares or Shares Class shares of another fund in the Trust. Class K shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

38	NORTHERN FUNDS PROSPECTUS

U.S. QUALITY ESG FUND

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	39

EMERGING MARKETS EQUITY INDEX FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the MSCI Emerging Markets® Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.21%

Other Expenses	0.13%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.09%

Total Annual Fund Operating Expenses	0.34%

Expense Reimbursement(1)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.30%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$31	$105	$187	$427
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74.68% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities, in weightings that approximate the relative composition of the securities included in the Index, in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities, and in MSCI Emerging Markets Index futures approved by the Commodity Futures Trading Commission. The Fund’s common stock investments also include China A‑shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).
The Index captures large and mid‑cap representation across 27 Emerging Markets countries, as determined by the index provider, and covers approximately 85% of the free float-adjusted market capitalization in each country as of May 31, 2021. As of May 31, 2021, the Index was comprised of 1,424 constituents with market capitalizations ranging from $118.5 million to $532.7 billion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund generally invests in substantially all of the securities in the Index in approximately the same proportion as the Index (i.e., replication). The Fund may, at times, not hold every stock in the Index because of the expense and inefficiency involved in such a strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index and transaction costs.

40	NORTHERN FUNDS PROSPECTUS

EMERGING MARKETS EQUITY INDEX FUND

The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of March 31, 2021, the Fund focused its investments in China and in the consumer discretionary, financial and information technology sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International, Inc. (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the Emerging Markets Equity Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and

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securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
CHINA INVESTMENT RISK is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; alteration or discontinuation of economic reforms; and considerable degrees of economic, political and social instability. Investors in Chinese markets generally experience difficulties in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgements due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China. Certain securities issued by companies located or operating in China, such as China A‑shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks.

DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non‑uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

∎
CONSUMER DISCRETIONARY SECTOR RISK is the risk that companies engaged in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand and changes in consumer preferences, social

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trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.
MID CAP STOCK RISK is the risk that stocks of mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

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FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.

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CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 7.08%. For the periods shown in the bar chart above, the highest quarterly return was 19.07% in the fourth quarter of 2020, and the lowest quarterly return was (24.06)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Years	10‑Years	Since Inception
Shares Class	4/25/06
Returns before taxes		17.61%	12.43%	3.21%	4.73%
Returns after taxes on distributions		16.78%	11.76%	2.67%	4.17%
Returns after taxes on distributions and sale of Fund shares		10.70%	9.80%	2.42%	3.69%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		18.31%	12.81%	3.63%	5.47%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Emerging Markets Equity Index Fund. Robert D. Anstine, Vice President of NTI and Brent D. Reeder, Senior Vice President of NTI, have been managers of the Fund since July 2019. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

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∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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GLOBAL REAL ESTATE INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the securities included in the MSCI® ACWI® IMI Core Real Estate Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.40%

Other Expenses	0.08%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.04%

Total Annual Fund Operating Expenses	0.48%

Expense Reimbursement(1)	0.00%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.48%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.50%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$49	$154	$269	$604
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.27% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities. The Index is a free float-adjusted, market capitalization index that consists of large, mid and small‑cap stocks engaged in the ownership, development and management of specific core property type real estate. The Index excludes companies, such as real estate services and real estate financing companies that do not own properties. The Fund will concentrate its investments (i.e., invest at least 25% or more of its total assets) in issuers principally engaged in real estate activities.
The Index is a free float-adjusted market capitalization index that consists of large, mid and small‑cap stocks across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries engaged in the ownership, development and management of specific core property type real estate, as determined by the index provider. As of May 31, 2021, the Index was comprised of 621 constituents with market capitalizations ranging from $118.6 million to $87.1 billion. The Index excludes companies, such as real estate services and real estate financing companies, that do not own properties. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act

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of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular countries or geographic regions.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International, Inc. (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the Global Real Estate Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. Because the Fund concentrates its investments in the real estate industry, it will be subject to greater risk of loss than if it were diversified across different industries.
REIT RISK is the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risks. REITs may have limited financial resources, may trade less frequently and in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs

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associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non‑uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small and mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the

48	NORTHERN FUNDS PROSPECTUS

GLOBAL REAL ESTATE INDEX FUND
securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
Effective July 31, 2018, the Fund changed its underlying index from the FTSE EPRA/NAREIT Global Index to the MSCI® ACWI® IMI Core Real Estate Index. Therefore, performance shown for periods prior to July 31, 2018 may have differed had the Fund sought to track its current Index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 13.78%. For the periods shown in the bar chart above, the highest quarterly return was 14.73% in the first quarter of 2019, and the lowest quarterly return was (27.43)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Years	10‑Years	Since Inception
Shares Class	7/26/06
Returns before taxes		(8.38)%	4.67%	5.38%	3.34%
Returns after taxes on distributions		(9.11)%	3.25%	4.19%	2.21%
Returns after taxes on distributions and sale of Fund shares		(4.88)%	3.02%	3.78%	2.14%
MSCI® ACWI® IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)		(8.83)%	4.34%	5.68%	3.63%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Real Estate Index Fund. Volter Bagriy, Vice President of NTI, and Brent D. Reeder, Senior Vice President of NTI, have been managers of the Fund since July 2019. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of

NORTHERN FUNDS PROSPECTUS	49

GLOBAL REAL ESTATE INDEX FUND
distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, section 199A dividends or a combination of the four, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.18%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.24%

Expense Reimbursement(1)	0.00%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.24%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$25	$77	$135	$306
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities and Index futures approved by the Commodity Futures Trading Commission.
The Index captures large and mid‑cap representation across 21 Developed Markets countries around the world, as determined by the index provider, excluding the US and Canada, and covers . approximately 85% of the free float-adjusted market capitalization in each country as of May 31, 2021. As of May 31, 2021, the Index was comprised of 844 constituents with market capitalizations ranging from $1.8 billion to $354.6 billion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund invests in substantially all of the securities in the Index in approximately the same proportions as the Index (i.e., replication).
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes

NORTHERN FUNDS PROSPECTUS	51

INTERNATIONAL EQUITY INDEX FUND
non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of March 31, 2021, the Fund focused its investments in the industrials sector and in Japan and the European Union.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the International Equity Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non‑uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or

52	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND
region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
JAPAN INVESTMENT RISK is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund.

∎
EUROPEAN INVESTMENT RISK The European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect its member countries. Decreasing imports or exports, changes in local or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of the EU member countries. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the recent departure of the United Kingdom (known as “Brexit”), could place the EU’s currency and banking system in jeopardy. The exit by an EU member state, such as the United Kingdom, will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s EU investments.

TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INDUSTRIALS SECTOR RISK is the risk that industrials companies may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

MID CAP STOCK RISK is the risk that stocks of mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the

NORTHERN FUNDS PROSPECTUS	53

INTERNATIONAL EQUITY INDEX FUND
securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 8.77%. For the periods shown in the bar chart above, the highest quarterly return was 16.01% in the fourth quarter of 2020, and the lowest quarterly return was (22.62)% in the first quarter of 2020.

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	3/22/05
Returns before taxes		7.90%	7.53%	5.41%	4.80%
Returns after taxes on distributions		7.53%	6.98%	4.91%	4.29%
Returns after taxes on distributions and sale of Fund shares		5.19%	5.99%	4.38%	3.92%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		7.82%	7.45%	5.51%	4.98%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the International Equity Index Fund. Brent D. Reeder, Senior Vice President of NTI, and Brendan E. Sullivan, Vice President of NTI have been managers of the Fund since July 2019. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may

54	NORTHERN FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND
impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	55

MID CAP INDEX FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the common stocks included in the Standard & Poor’s MidCap 400® Composite Stock Price Index (“S&P MidCap 400 Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.13%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.19%

Expense Reimbursement(1)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.15%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$15	$57	$103	$239
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.73% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the S&P MidCap 400® Index, in weightings that approximate the relative composition of securities contained in the Index, and in S&P MidCap 400 Index futures approved by the Commodity Futures Trading Commission.
The Index is a free float-adjusted market capitalization index consisting of 400 mid‑capitalization stocks. As of May 31, 2021, the approximate market capitalization of the companies in the Index was between $557.8 million and $16.1 billion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund invests in substantially all of the securities in the Index in approximately the same proportion as the Index (i.e., replication).
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may focus its investments (i.e., invest more than

56	NORTHERN FUNDS PROSPECTUS

MID CAP INDEX FUND
15% of its total assets) in one or more particular sectors. As of March 31, 2021, the Fund focused its investments in the industrials and financial sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by S&P Dow Jones Indices (“S&P”), as the index provider. S&P determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. S&P does not endorse any of the securities in the Index. It is not a sponsor of the Mid Cap Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
MID CAP STOCK RISK is the risk that stocks of mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
INDUSTRIALS SECTOR RISK is the risk that industrials companies may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended;

NORTHERN FUNDS PROSPECTUS	57

MID CAP INDEX FUND

the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 17.53%. For the periods shown in the bar chart above, the highest quarterly return was 24.29% in the fourth quarter of 2020, and the lowest quarterly return was (29.69)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	3/22/05
Returns before taxes		13.55%	12.18%	11.32%	9.62%
Returns after taxes on distributions		12.23%	10.53%	9.92%	8.49%
Returns after taxes on distributions and sale of Fund shares		8.83%	9.33%	8.97%	7.78%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)		13.66%	12.35%	11.51%	9.91%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Mid Cap Index Fund. Lucy A. Johnston, Vice President of NTI, and Brent D. Reeder, Senior Vice President of NTI, have been managers of the Fund since July 2019 and November 2006, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.

58	NORTHERN FUNDS PROSPECTUS

MID CAP INDEX FUND

PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	59

SMALL CAP INDEX FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000® Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.13%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.19%

Expense Reimbursement(1)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.15%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$15	$57	$103	$239
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.62% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Index, in weightings that approximate the relative composition of securities contained in the Index, and in Index futures approved by the Commodity Futures Trading Commission.
The Index measures the performance of the small‑cap segment of the US equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities included in the Russell 3000® Index based on a combination of their market cap and current index membership. As of May 31, 2021, the approximate market capitalization of the companies in the Index was between $2.3 million and $22.4 billion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions. The Fund invests in substantially all of the securities in the Index in approximately the same proportions as the Index (i.e., replication).
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes

60	NORTHERN FUNDS PROSPECTUS

SMALL CAP INDEX FUND
non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2021, the Fund focused its investments in the health care, industrials and financial sectors.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Frank Russell Company (“Russell”), as the index provider. Russell determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. Russell does not endorse any of the securities in the Index. It is not a sponsor of the Small Cap Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
INDUSTRIALS SECTOR RISK is the risk that industrials companies may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

∎
HEALTH CARE SECTOR RISK is the risk that health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and,

NORTHERN FUNDS PROSPECTUS	61

SMALL CAP INDEX FUND
therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 17.45%. For the periods shown in the bar chart above, the highest quarterly return was 31.33% in the fourth quarter of 2020, and the lowest quarterly return was (30.72)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	9/3/99
Returns before taxes		19.54%	13.05%	11.00%	8.41%
Returns after taxes on distributions		18.46%	11.49%	9.68%	6.99%
Returns after taxes on distributions and sale of Fund shares		12.15%	10.01%	8.67%	6.54%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		19.96%	13.26%	11.20%	8.88%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

62	NORTHERN FUNDS PROSPECTUS

SMALL CAP INDEX FUND

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Index Fund. Brent D. Reeder, Senior Vice President of NTI, and Yair A. Walny, Vice President of NTI have been managers of the Fund since November 2006 and July 2019, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	63

STOCK INDEX FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.08%

Other Expenses	0.05%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.01%

Total Annual Fund Operating Expenses	0.13%

Expense Reimbursement(1)	(0.03)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.10%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.10%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$10	$39	$70	$163
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.66% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures approved by the Commodity Futures Trading Commission.
The Index is a free float-adjusted market capitalization index consisting of 500 stocks and is a widely recognized measure of large‑cap U.S. equities. As of May 31, 2021, the approximate market capitalization of the companies in the Index was between $4.3 billion to $2.1 trillion. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions. The Fund invests in substantially all of the securities in the Index in approximately the same proportion as the Index (i.e., replication).
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

64	NORTHERN FUNDS PROSPECTUS

STOCK INDEX FUND

In seeking to track the performance of the Index, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2021, the Fund focused its investments in the technology sector.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by S&P® Dow Jones Indices (“S&P”), as the index provider. S&P determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. S&P does not endorse any of the securities in the Index. It is not a sponsor of the Stock Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates

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STOCK INDEX FUND

and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.
NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 15.18%. For the periods shown in the bar chart above, the highest quarterly return was 20.54% in the second quarter of 2020, and the lowest quarterly return was (19.64)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	10/7/96
Returns before taxes		18.26%	15.10%	13.75%	8.87%
Returns after taxes on distributions		17.05%	14.06%	12.93%	8.19%
Returns after taxes on distributions and sale of Fund shares		11.51%	11.86%	11.30%	7.43%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		18.40%	15.22%	13.88%	9.30%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Stock Index Fund. Chris J. Jaeger, CFA, Vice President of NTI, and Brent D. Reeder, Senior Vice President of NTI, have been managers of the Fund since July 2019 and November 2006, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

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If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	67

GLOBAL SUSTAINABILITY INDEX FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the securities included in the MSCI World ESG Leaders IndexSM (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Class K or Class I shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Class I

Management Fees	0.18%	0.18%

Other Expenses	0.09%	0.14%

Transfer Agent Fees	0.04%	0.04%

Service Fees	None	0.05%

Other Operating Expenses	0.05%	0.05%

Total Annual Fund Operating Expenses	0.27%	0.32%

Expense Reimbursement(1)	(0.02)%	(0.02)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.25%	0.30%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of each of the Class K and Class I shares of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, service fees, as applicable, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in Class K shares and Class I shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class K shares or Class I shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$26	$85	$150	$341
Class I	$31	$101	$178	$404
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.04% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities.
The Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. The Index is a member of the MSCI ESG Leaders Index series and is constructed by aggregating the following regional indexes: MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid‑cap companies in 23 Developed Markets Countries, as determined by the index provider. As of May 31, 2021, the Index was comprised of 726 constituents with market capitalizations ranging from $2.2 billion to $1.8 trillion.
Constituent selection for the MSCI ESG Leaders Index series is based on data from MSCI ESG Research. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.
The MSCI ESG Leaders Indexes target sector and region weights consistent with those of the respective underlying indexes to limit the systematic risk introduced by the ESG selection process. The methodology aims to include securities of companies with the highest ESG ratings representing 50% of

68	NORTHERN FUNDS PROSPECTUS

GLOBAL SUSTAINABILITY INDEX FUND
the market capitalization in each sector and region of the respective parent index. Companies that are not existing constituents of the MSCI ESG Leaders Indexes must have an MSCI ESG Rating of ‘BB’ or above and the MSCI ESG Controversies Score of 3 or above to be eligible for inclusion in the Index. In addition, companies showing involvement in alcohol, gambling, tobacco, nuclear power and weapons are excluded from the MSCI ESG Leaders Indexes. The selection universe for the MSCI ESG Leaders Indexes is the constituents of the MSCI Global Investable Market Indexes.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index and in response to subscriptions and redemptions.
The Fund invests in substantially all of the securities in the Index in approximately the same proportions as the Index (i.e., replication).
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
In seeking to track the performance of the Index, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of March 31, 2021, the Fund focused its investments in the technology sector.
NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Morgan Stanley Capital International, Inc. (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the Global Sustainability Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these or other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
ESG INVESTING RISK is the risk that the ESG investment methodology of the Index may restrict the investments available to the Fund. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. This could cause the Fund to underperform similar funds that do not track an ESG index. Information used by MSCI to evaluate ESG factors may not be readily available, complete or accurate, which could negatively impact MSCI’s ability to apply its ESG standards when compiling the Index, which could negatively impact the Fund’s performance. MSCI’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG Rating and ESG Controversies Score, may differ from that of other funds, the investment adviser or an investor. As a result, the companies deemed eligible for inclusion in the Index may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

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GLOBAL SUSTAINABILITY INDEX FUND

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non‑uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

MID CAP STOCK RISK is the risk that stocks of mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

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FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing: (A) changes in the performance of the Fund from year to year and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The returns shown for periods ending prior to July 31, 2020 are those of the Shares Class shares of the Fund. Effective July 31, 2020, Shares Class shares of the Fund were converted into Class K shares and Class I shares. Prior to July 31, 2020, there were no Class K shares or Class I shares outstanding for the Fund. Class K and Class I shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN (CLASS K SHARES)*

* Year to date total return for the six months ended June 30, 2021 is 13.57%. For the period shown in the bar chart above, the highest quarterly return was 18.63% in the second quarter of 2020, and the lowest quarterly return was (19.60)% in the first quarter of 2020.
The total return from January 1, 2011 through July 30, 2020 reflects the performance of the Fund’s Shares Class. As of July 31, 2020, the Shares Class converted to Class K and Class I share classes (the Shares Class is no longer offered by the Fund). Performance information from July 31, 2020 through December 31, 2020 reflects that of the Fund’s Class K share class.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Years	10‑Years	Since Inception
Class K Shares(1)	7/31/2020
Returns before taxes		15.50%	12.27%	9.84%	7.09%
Returns after taxes on distributions		15.05%	11.43%	9.19%	6.52%
Returns after taxes on distributions and sale of Fund shares		9.49%	9.57%	7.95%	5.67%
Class I Shares(2)	7/31/20	15.48%	12.27%	9.84%	7.09%
MSCI World ESG Leaders Index (reflects no deduction for fees, expenses, or taxes)		15.30%	12.07%	9.74%	7.15%

(1)
Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at net asset value (“NAV”). The inception date of the Fund’s Shares Class is March 5, 2008. Performance reflects any applicable fee waivers and/or expense reimbursements.

(2)
Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at NAV. The inception date of the Fund’s Shares Class is March 5, 2008. Performance reflects any applicable fee waivers and/or expense reimbursements.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown only for Class K Shares. After‑tax returns for other classes will vary.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Global Sustainability Index Fund. Brent D. Reeder, Senior Vice President of NTI and Steven J. Santiccioli, Vice President of NTI, have been managers of the Fund since July 2019. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.

NORTHERN FUNDS PROSPECTUS	71

GLOBAL SUSTAINABILITY INDEX FUND

PURCHASE AND SALE OF FUND SHARES
You may purchase Class I shares of the Fund only through an authorized intermediary. There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Fund.
You may purchase Class K shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 for Class K shares (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Class K shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Class K or Class I shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own Class K shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in the same share class of one or more other funds of the Trust that offers that share class. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange Class K shares of the Fund for the Class K shares or Shares Class shares of another fund in the Trust. Class K shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72	NORTHERN FUNDS PROSPECTUS

FUND SUMMARIES

BOND INDEX FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the overall performance of the securities included in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.13%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.19%

Expense Reimbursement(1)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.15%

(1)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year).
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$15	$57	$103	$239
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.38% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in bonds and other fixed-income securities included in the Index in weightings that approximate the relative composition of securities contained in the Index. The Fund will maintain a dollar-weighted average maturity consistent with the Index, which generally ranges between five to ten years.
The Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. As of May 31, 2021, the Index was comprised of 12,187 constituents. It is rebalanced monthly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund’s investment adviser will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund’s investment adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to that of an index. The Fund may or may not hold all of the securities that are included in the Index. The Fund reserves the right to invest in all of the securities in the Index in approximately the same

NORTHERN FUNDS PROSPECTUS	73

BOND INDEX FUND

proportion (i.e., replication) if the Fund’s investment adviser determines that it is in the best interest of the Fund.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Bloomberg Index Services Limited (“Bloomberg”), as the index provider. Bloomberg determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. Bloomberg does not endorse any of the securities in the Index. It is not a sponsor of the Bond Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
SAMPLING RISK is the risk that the Fund’s use of a representative sampling approach may result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

74	NORTHERN FUNDS PROSPECTUS

BOND INDEX FUND

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair

NORTHERN FUNDS PROSPECTUS	75

BOND INDEX FUND

value methodology. Fair valuation of the Fund’s investments involves subjective judgment.
In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (1.66)%. For the periods shown in the bar chart above, the highest quarterly return was 3.90% in the third quarter of 2011, and the lowest quarterly return was (3.11)% in the fourth quarter of 2016.

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Bond Index Fund	2/27/07
Returns before taxes		7.33%	4.27%	3.68%	4.23%
Returns after taxes on distributions		6.08%	3.05%	2.47%	2.93%
Returns after taxes on distributions and sale of Fund shares		4.49%	2.75%	2.33%	2.76%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%	4.43%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Bond Index Fund. Kevin J. O’Shaughnessy, Vice President of NTI and Chaitanya Mandavakuriti, CFA, Vice President of NTI, have been managers of the Fund since July 2019 and March 2021, respectively. The Northern Trust

76	NORTHERN FUNDS PROSPECTUS

BOND INDEX FUND

Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	77

CORE BOND FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.09%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.05%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.48%

Expense Reimbursement(2)	(0.07)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.41%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year).
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$42	$147	$262	$597
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 326.11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock and convertible securities;

∎	Mortgage and other asset-backed securities;

∎	Inflation-indexed securities;

∎	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

∎	Repurchase agreements relating to the above instruments.
The Fund invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined by the Fund’s investment adviser to be of comparable quality. Credit ratings are determined at the time of purchase. The Fund also may invest up to 25% of its total assets in U.S. dollar denominated investment grade obligations of foreign issuers.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This

78	NORTHERN FUNDS PROSPECTUS

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approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or

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state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

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REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the

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Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund has adopted the performance and accounting history of a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated on November 16, 2012 (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A shares received Shares Class shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund.
The performance information set forth in the bar chart and table below for periods prior to the Reorganization is that of the Class A shares of the Predecessor Fund. Returns of the Shares Class shares of the Fund will be different from the returns of Class A Shares of the Predecessor Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (1.58)%. For the periods shown in the bar chart above, the highest quarterly return was 4.66% in the second quarter of 2020, and the lowest quarterly return was (2.99)% in the fourth quarter of 2016.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	3/29/01
Returns before taxes		7.36%	4.31%	4.00%	4.64%
Returns after taxes on distributions		5.78%	3.04%	2.62%	3.06%
Returns after taxes on distributions and sale of Fund shares		4.34%	2.74%	2.51%	2.97%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%	4.73%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Core Bond Fund. Morten Olsen, Senior Vice President of NTI, and Daniel J. Personette, Vice President of NTI, have been managers of the Fund since September 2020 and July 2013, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

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If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.49%

Expense Reimbursement(1)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.45%

(1)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year).
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$46	$153	$270	$612
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 261.29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock, convertible securities and loan participations;

∎	Mortgage and other asset-backed securities;

∎	Inflation-indexed securities;

∎	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

∎	Repurchase agreements relating to the above instruments.
The Fund primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, the Fund may invest up to 20% of its total assets in domestic and foreign debt obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the

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relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may

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limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other

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securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates,

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and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (0.59)%. For the periods shown in the bar chart above, the highest quarterly return was 5.27% in the second quarter of 2020, and the lowest quarterly return was (2.83)% in the second quarter of 2013.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Shares Class	4/01/94
Returns before taxes		7.98%	4.69%	4.20%	5.13%
Returns after taxes on distributions		6.69%	3.37%	2.80%	3.30%
Returns after taxes on distributions and sale of Fund shares		4.70%	3.01%	2.64%	3.23%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.51%	4.44%	3.84%	5.47%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fixed Income Fund. Morten Olsen, Senior Vice President of NTI, and Daniel J. Personette, Vice President of NTI, have been managers of the Fund since September 2020 and July 2013, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to

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pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks a high level of current income. In doing so, the Fund also may consider the potential for capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.77%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Total Annual Fund Operating Expenses	0.83%

Expense Reimbursement(1)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.78%

(1)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.78%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$80	$260	$456	$1,021
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.82% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed-income securities (commonly referred to as “junk bonds”). These may include:

∎	Obligations of U.S. and foreign corporations and banks;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. or foreign governments, their agencies or instrumentalities;

∎	Senior and subordinated bonds and debentures;

∎	Zero coupon, pay‑in‑kind and capital appreciation bonds;

∎	Convertible securities, preferred stock, structured securities and loan participations;

∎	Inflation-indexed securities;

∎	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in debt or convertible securities; and

∎	Repurchase agreements relating to the above instruments.
Lower quality or below-investment grade securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities determined to be of comparable quality by the Fund’s investment adviser. Credit ratings are determined at the time of purchase.
There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market

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conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The Fund’s investment adviser also may consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation.
The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time in instruments with short, medium or long maturities.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive

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to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
DEFAULTED SECURITIES RISK Defaulted securities pose a greater risk that principal will not be repaid than non‑defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In

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addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.

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CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 4.15%. For the periods shown in the bar chart above, the highest quarterly return was 12.09% in the second quarter of 2020, and the lowest quarterly return was (16.22)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	12/31/98
Returns before taxes		6.02%	7.18%	6.06%	5.95%
Returns after taxes on distributions		3.53%	4.50%	3.29%	2.97%
Returns after taxes on distributions and sale of Fund shares		3.42%	4.29%	3.44%	3.21%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)		7.05%	8.57%	6.79%	6.98%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions.

MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the High Yield Fixed Income Fund. Eric R. Williams, Vice President of NTI and Benjamin J. McCubbin, CFA, of NTI, have been managers of the Fund since October 2016 and September 2020, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

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∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Total Annual Fund Operating Expenses	0.45%

Expense Reimbursement(1)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.40%

(1)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. NTI also has contractually agreed to reimburse all of the fees and expenses of the Fund attributable to the Fund’s investments in affiliated non‑money market investment companies. These contractual limitations may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$41	$139	$247	$562
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock, convertible securities and loan participations;

∎	Mortgage and other asset-backed securities;

∎	Inflation-indexed securities;

∎	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

∎	Repurchase agreements relating to the above instruments.
The Fund may also seek to obtain exposure to these securities through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
Although the Fund will generally invest primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser), it may also invest in domestic and foreign debt obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This

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approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and three years. From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2021, the Fund focused its investments in the financial sector.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the

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security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

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PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payment.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies, including ETFs (together, “Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange.
LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual

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market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund has adopted the performance and accounting history of a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated on November 16, 2012 (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A shares received Shares Class shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the Reorganization is that of the Class A shares of the Predecessor Fund. Returns of the Shares Class shares of the Fund will be different from the returns of Class A Shares of the Predecessor Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 0.12%. For the periods shown in the bar chart above, the highest quarterly return was 2.95% in the second quarter of 2020, and the lowest quarterly return was (1.06)% in the second quarter of 2013.

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SHORT BOND FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	1/11/93
Returns before taxes		3.65%	2.51%	1.92%	3.83%
Returns after taxes on distributions		2.83%	1.65%	1.19%	2.28%
Returns after taxes on distributions and sale of Fund shares		2.15%	1.54%	1.16%	2.30%
Bloomberg Barclays 1‑3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)		3.33%	2.21%	1.60%	3.78%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Short Bond Fund. Bilal Memon, Vice President of NTI, and Mousumi Chinara, Vice President of NTI, have been managers of the Fund since July 2019. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES

You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax‑advantaged arrangement, such as a 401(k) plan or an

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SHORT BOND FUND
individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.16%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.12%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.55%

Expense Reimbursement(2)	(0.13)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.42%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. NTI also has contractually agreed to reimburse all of the fees and expenses of the Fund attributable to the Fund’s investments in affiliated non‑money market investment companies. These contractual limitations may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$43	$163	$294	$677
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 445.85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

∎	U.S. Treasury bills, notes and bonds;

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎
Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, including U.S. agency mortgage-backed pass through securities (“MBS”) that may not be backed by the full faith and credit of the U.S. government;

∎	Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Inflation-indexed securities;

∎	Repurchase agreements collateralized by the above instruments; and

∎	The Fund also may make investments in the obligations of supranational organizations (such as the World Bank).
The Fund may also seek to obtain all or a portion of the Fund’s exposure to MBS by investing in shares of one or more affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).

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SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between two and five years.
The Fund may also invest in securities issued by U.S. government-sponsored enterprises. Obligations issued by U.S. government-sponsored enterprises are neither issued nor guaranteed by the U.S. Treasury and therefore are not backed by the full faith and credit of the United States.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

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DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies, including ETFs (together, “Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the

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Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (0.76)%. For the periods shown in the bar chart above, the highest quarterly return was 3.38% in the first quarter of 2020, and the lowest quarterly return was (1.59)% in the second quarter of 2013.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	10/01/99
Returns before taxes		3.82%	1.85%	1.38%	2.89%
Returns after taxes on distributions		3.64%	1.29%	0.77%	1.84%
Returns after taxes on distributions and sale of Fund shares		2.26%	1.17%	0.82%	1.84%
Bloomberg Barclays 1‑5 Year U.S. Government Index (reflects no deduction for fees, expenses, or taxes)		4.34%	2.35%	1.79%	3.42%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Short-Intermediate U.S. Government Fund. Michael R. Chico, Vice President of NTI, and Daniel J. Personette, Vice President of NTI, have been managers of the Fund since July 2013 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you

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purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER
FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TAX‑ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income), adjusted for the federal maximum tax rate, to the extent consistent with preservation of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.22%

Other Expenses	0.05%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.01%

Total Annual Fund Operating Expenses	0.27%

Expense Reimbursement(1)	(0.02)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.25%

(1)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$26	$85	$150	$341
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.08% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Commercial paper and other obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock and convertible securities;

∎	Inflation-indexed securities;

∎	Mortgage and other asset-backed securities; and

∎	Repurchase agreements relating to the above instruments.
The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). Credit ratings are determined at the time of purchase. The Fund’s average portfolio quality is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may also invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.
The Fund seeks to provide investors in higher tax brackets with more after‑tax yield than a money market fund with the potential for capital appreciation. The Fund is not a money market fund, and its share price will fluctuate.
The Fund seeks to maximize after‑tax returns by pursuing what NTI believes to be the best net after‑tax total return opportunities in both taxable and tax‑exempt securities for an investor in the maximum federal tax bracket. For example,

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during certain market cycles a two‑year corporate security may offer a significantly higher yield to maturity both gross of taxes and net of the highest federal tax rate versus a two‑year tax‑exempt municipal security. In this situation, the Fund may purchase the corporate security if a clear net of tax yield advantage can be determined over tax‑exempt municipal alternatives. The Adviser will seek to capture such net of tax yield advantages on an opportunistic basis within the Fund’s maturity limitations described below.
The Fund currently anticipates that it will invest at least 50% of its total assets in municipal securities and other related investments, the income from which is exempt from regular U.S. federal income tax.
The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as private activity bonds), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less at the time of purchase. The Fund’s investment adviser may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on the Fund’s investment adviser’s interest rate outlook or adverse market conditions.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds, revenue obligation bonds, and other municipal securities, treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable net after‑tax return in light of these risks.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

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CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

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CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of

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two broad-based securities market indices and to a custom blended benchmark that reflect the investment instruments in which the Fund invests.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 0.17%. For the periods shown in the bar chart above, the highest quarterly return was 1.16% in the second quarter of 2020, and the lowest quarterly return was (0.24)% in the second quarter of 2013.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	06/18/09
Returns before taxes		1.51%	1.41%	1.10%	1.17%
Returns after taxes on distributions		1.34%	1.24%	0.94%	1.00%
Returns after taxes on distributions and sale of Fund shares		1.18%	1.19%	0.91%	0.96%
ICE BofA 6‑12 Month Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		1.11%	1.14%	0.79%	0.79%
ICE BofA 1‑3 Year US Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		2.16%	1.62%	1.40%	1.50%
75% ICE BofA 6‑12 Month Municipal Securities Index and 25% ICE BofA 1‑3 Year Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		1.37%	1.26%	0.94%	0.97%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax‑Advantaged Ultra-Short Fixed Income Fund. Patrick D. Quinn, Vice President of NTI and Mousumi Chinara, Vice President of NTI, have been managers of the Fund since June 2009 and February 2020, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

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∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund currently anticipates that a portion of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of the exempt-interest dividends paid by the Fund. Tax exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to maximize total return (capital appreciation and income) to the extent consistent with preservation of principal.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.23%

Other Expenses	0.05%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.01%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.29%

Expense Reimbursement(2)	(0.03)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.26%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$27	$90	$160	$365
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73.99% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

∎	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Commercial paper and other obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock and convertible securities;

∎	Inflation-indexed securities;

∎	Mortgage and other asset-backed securities; and

∎	Repurchase agreements relating to the above instruments.
Under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. Companies in the financial services industry include but are not limited to U.S. and non‑U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). Credit ratings are determined at the time of purchase. The Fund’s average portfolio is expected to be “A” or better. The Fund will focus

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primarily on U.S. securities, but may invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.
The Fund seeks to provide investors with more yield than a money market fund with the potential for capital appreciation. The Fund is not a money market fund, and its share price will fluctuate.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less at the time of purchase. The Fund’s investment adviser may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on the Fund’s investment adviser’s interest rate outlook or adverse market conditions.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK is the risk that, because the Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns, among other factors, can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations. Because the Fund concentrates its investments in the financial services industry, it will be subject to greater risk of loss than if it were diversified across different industries.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended

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results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and

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issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

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The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 0.22%. For the periods shown in the bar chart above, the highest quarterly return was 2.78% in the second quarter of 2020, and the lowest quarterly return was (0.94)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	06/18/09
Returns before taxes		2.34%	2.12%	1.57%	1.62%
Returns after taxes on distributions		1.71%	1.39%	1.02%	1.09%
Returns after taxes on distributions and sale of Fund shares		1.39%	1.31%	0.97%	1.02%
ICE BofA 1‑Year U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)		1.82%	1.58%	0.93%	0.92%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.

MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Ultra-Short Fixed Income Fund. Morten Olsen, Vice President of NTI, and Bilal Memon, Vice President of NTI, have been the managers of the Fund since July 2016 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class Shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

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∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks a high level of current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.38%

Other Expenses	0.19%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.15%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.58%

Expense Reimbursement(2)	(0.15)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.43%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. NTI also has contractually agreed to reimburse all of the fees and expenses of the Fund attributable to the Fund’s investments in affiliated non‑money market investment companies. These contractual limitations may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$44	$171	$309	$711
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
517.52% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking a high level of current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:

∎	U.S. Treasury bills, notes and bonds;

∎
Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

∎
Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, including U.S. agency mortgage-backed pass-through securities (“MBS”) that may not be backed by the full faith and credit of the U.S. government;

∎	Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Inflation-indexed securities;

∎	Repurchase agreements collateralized by the above instruments; and

∎	The Fund also may make investments in the obligations of supranational organizations (such as the World Bank).
The Fund may also seek to obtain all or a portion of the Fund’s exposure to MBS by investing in shares of one or more affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This

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approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as treasury, agency, asset-backed and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and ten years.
The Fund may also make significant investments in securities issued by U.S. government-sponsored enterprises. Obligations issued by U.S. government-sponsored enterprises are neither issued nor guaranteed by the U.S. Treasury and therefore are not backed by the full faith and credit of the United States.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

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DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies, including ETFs (together, “Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. In addition, passively managed Underlying Funds may not track the performance of their respective reference assets and may hold troubled securities or other investments. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the Underlying Funds in which it invests. Further, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; and (3) trading an ETF’s shares may be halted by the listing exchange.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a

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deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (1.51)%. For the periods shown in the bar chart above, the highest quarterly return was 4.84% in the first quarter of 2020, and the lowest quarterly return was (2.52)% in the fourth quarter of 2016.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	4/01/94
Returns before taxes		5.27%	2.49%	2.08%	3.93%
Returns after taxes on distributions		3.87%	1.66%	1.33%	2.46%
Returns after taxes on distributions and sale of Fund shares		3.12%	1.54%	1.30%	2.47%
Bloomberg Barclays Intermediate U.S. Government Bond Index (reflects no deduction for fees, expenses, or taxes)		5.73%	2.89%	2.46%	4.50%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Government Fund. Michael R. Chico, Vice President of NTI, and Daniel J. Personette, Vice President of NTI, have been managers of the Fund since July 2013 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you

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U.S. GOVERNMENT FUND

purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

124	NORTHERN FUNDS PROSPECTUS

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INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating the performance of the Bloomberg Barclays U.S. Treasury Index (the “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.13%

Other Expenses	0.13%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.09%

Total Annual Fund Operating Expenses	0.26%

Expense Reimbursement(1)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.16%

(1)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$16	$74	$136	$321
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.23% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Index. The Fund will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Index.
The Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is regarded as representative of U.S. Treasury bond performance overall. As of May 31, 2021, the duration of the Index was approximately 6.79 years. It is rebalanced monthly. The Fund generally rebalances its portfolio in accordance with the Index.
The Fund’s investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund’s investment adviser will buy and sell securities in response to changes in the Index as well as in response to subscriptions and redemptions.
The Fund’s investment adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to that of an index. The Fund may or may not hold all of the securities that are included in the Index. The Fund reserves the right to invest in all of the securities in the Index in approximately the same proportion (i.e., replication) if the Fund’s investment adviser determines that it is in the best interest of the Fund.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

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The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Index is created and sponsored by Bloomberg Index Services Limited (“Bloomberg”), as the index provider. Bloomberg determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. Bloomberg does not endorse any of the securities in the Index. It is not a sponsor of the U.S. Treasury Index Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
SAMPLING RISK is the risk that the Fund’s use of a representative sampling approach may result in increased tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Index. Additionally, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than the Index, and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates,

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U.S. TREASURY INDEX FUND
and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
NON‑DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non‑diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compares to those of a broad-based securities market index.
The Fund has adopted the performance and accounting history of a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated on November 16, 2012 (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A shares received Shares Class shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund.
The performance information set forth in the bar chart and table below for periods prior to the Reorganization is that of the Class A shares of the Predecessor Fund. Returns of the Shares Class shares of the Fund will be different from the returns of Class A Shares of the Predecessor Fund as they have different expenses.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (2.62)%. For the periods shown in the bar chart above, the highest quarterly return was 8.40% in the first quarter of 2020, and the lowest quarterly return was (3.88)% in the fourth quarter of 2016.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Shares Class	1/11/93
Returns before taxes		7.81%	3.58%	3.14%	4.96%
Returns after taxes on distributions		7.14%	2.80%	2.30%	3.38%
Returns after taxes on distributions and sale of Fund shares		4.62%	2.41%	2.15%	3.28%
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)		8.00%	3.77%	3.34%	5.16%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.

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MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Treasury Index Fund. Michael R. Chico, Vice President of NTI, and Daniel J. Personette, Vice President of NTI, have been managers of the Fund since July 2013 and March 2021, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES

You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER
FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

128	NORTHERN FUNDS PROSPECTUS

ARIZONA TAX‑EXEMPT FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide high current income exempt from regular federal income tax and Arizona State personal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.15%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.11%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.59%

Expense Reimbursement(2)	(0.12)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.47%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$48	$177	$317	$726
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.20% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from Arizona State personal income tax (“Arizona municipal instruments”). These may include certain securities of issuers located outside the State of Arizona.
A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax‑exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax‑exempt derivative instruments;

∎	Stand‑by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating

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ARIZONA TAX‑EXEMPT FUND
Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.
The Fund is “non‑diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non‑hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
ARIZONA-SPECIFIC RISK is the risk that the Fund will be more exposed to negative political or economic factors in Arizona than a fund that invests more widely. Principal economic sectors in Arizona include: construction, trade, government, education, health care, manufacturing, mining and tourism. Exposure to these industries, however, leaves Arizona vulnerable to an economic slowdown associated with business cycles, political events and public health emergencies. The COVID‑19 pandemic remains ongoing, and its ultimate effect on Arizona’s economy is uncertain and cannot currently be measured. In light of COVID‑19 or other adverse economic, political or public health outcomes, Arizona could experience budget shortfalls, including both difficulty in meeting operating obligations and debt obligations. Credit rating downgrades could result in a reduction in the market value of Arizona municipal securities held by the Fund. All of these factors increase the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and could negatively impact the Fund’s NAV, yield and/or the distributions paid by the Fund or cause them to experience greater volatility.
NON‑DIVERSIFICATION RISK is the risk that because the Fund is non‑diversified and may invest a larger percentage of its assets in the securities of fewer issuers than a diversified fund, the Fund’s performance will be more vulnerable to changes in the market value of a single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments,

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executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the

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performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 0.31%. For the periods shown in the bar chart above, the highest quarterly return was 4.36% in the second quarter of 2011, and the lowest quarterly return was (3.51) % in the fourth quarter of 2016.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	10/01/99
Returns before taxes		4.06%	3.33%	4.33%	4.54%
Returns after taxes on distributions		4.06%	3.21%	4.19%	4.39%
Returns after taxes on distributions and sale of Fund shares		3.41%	3.13%	4.03%	4.31%
Bloomberg Barclays Arizona Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		5.06%	3.69%	4.56%	4.87%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Arizona Tax‑Exempt Fund. Frederick A. Azar, Vice President of NTI, and Nate Miller, Vice President of NTI, have been managers of the Fund since June 2018 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

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If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax and from Arizona State personal income tax for shareholders resident in Arizona. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. The Fund also may make distributions taxable as ordinary income or capital gains. Tax‑exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.51%

Expense Reimbursement(2)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.46%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$47	$159	$280	$636
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.87% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax (“California municipal instruments”). These may include certain securities of issuers located outside the State of California.
A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax‑exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax‑exempt derivative instruments;

∎	Stand‑by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may

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invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.
The Fund is “non‑diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) and may invest more of its assets in fewer issuers than “diversified” mutual funds.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non‑hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California’s economy, political system, public health and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector or in the California economy as a whole may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in technology, manufacturing, trade, entertainment and financial services, and may be sensitive to economic problems affecting those industries. The effect of the COVID‑19 pandemic and resulting recession on the California economy is ongoing, and the ultimate outcome and effect on California municipal instruments cannot be forecast at this time. Future California political, public health and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.
NON‑DIVERSIFICATION RISK is the risk that because the Fund is non‑diversified and may invest a larger percentage of its assets in the securities of fewer issuers than a diversified fund, the Fund’s performance will be vulnerable to changes in the market value of a single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

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MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured

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securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 0.17%. For the periods shown in the bar chart above, the highest quarterly return was 3.36% in the third quarter of 2011, and the lowest quarterly return was (3.99)% in the fourth quarter of 2016.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑ Year	Since Inception
Shares Class	10/01/99
Returns before taxes		4.57%	3.10%	4.02%	4.10%
Returns after taxes on distributions		4.52%	3.00%	3.92%	3.98%
Returns after taxes on distributions and sale of Fund shares		3.68%	2.91%	3.72%	3.90%
Bloomberg Barclays California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.92%	3.28%	4.19%	4.70%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the California Intermediate Tax‑Exempt Fund. Frederick A. Azar, Vice President of NTI, and Adam M. Shane, CFA, Senior Vice President of NTI, have been managers of the Fund since June 2018 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

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If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax and from California state personal income tax for residents of California. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. The Fund also may make distributions taxable as ordinary income or capital gains. Tax‑exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.12%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.08%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.56%

Expense Reimbursement(2)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.46%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Years	3 Years	5 Years	10 Years
Shares Class	$47	$169	$303	$692
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.48% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax (“California municipal instruments”). These may include certain securities of issuers located outside the State of California.
A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax‑exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax‑exempt derivative instruments;

∎	Stand‑by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating

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Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser), as determined at the time of purchase. However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative Minimum Tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio trading a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.
The Fund is “non‑diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non‑hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California’s economy, political system, public health and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector or in the California economy as a whole may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in technology, manufacturing, trade, entertainment and financial services, and may be sensitive to economic problems affecting those industries. The effect of the COVID‑19 pandemic and resulting recession on the California economy is ongoing, and the ultimate outcome and effect on California municipal instruments cannot be forecast at this time. Future California political, public health and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.
NON‑DIVERSIFICATION RISK is the risk that because the Fund is non‑diversified and may invest a larger percentage of its assets in the securities of fewer issuers than a diversified fund, the Fund’s performance will be more vulnerable to changes in the

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market value of a single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to

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price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 0.62%. For the periods shown in the bar chart above, the highest quarterly return was 5.33% in the third quarter of 2011, and the lowest quarterly return was (4.47)% in the second quarter of 2013.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	4/08/97
Returns before taxes		5.01%	3.62%	5.54%	5.28%
Returns after taxes on distributions		4.86%	3.42%	5.23%	5.03%
Returns after taxes on distributions and sale of Fund shares		4.09%	3.38%	4.97%	4.92%
Bloomberg Barclays California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		5.14%	3.85%	5.07%	5.20%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the California Tax‑Exempt Fund. Frederick A. Azar, Vice President of NTI, and Adam M. Shane, CFA, Senior Vice President of Northern NTI, have been managers of the Fund since June 2018 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

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If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax and from California state personal income tax for residents of California. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. The Fund also may make distributions taxable as ordinary income or capital gains. Tax‑exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks a high level of current income exempt from regular federal income tax.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.77%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.85%

Expense Reimbursement(2)	(0.24)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.61%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.60%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$62	$247	$448	$1,027
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.75% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking high current income exempt from regular federal income tax, the Fund will invest, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as “junk bonds”) or medium or upper medium quality. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax‑exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax‑exempt derivative instruments;

∎	Stand‑by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.
Upper medium quality securities are rated A by a Nationally Recognized Statistical Rating Organization (“NRSRO”), and medium quality securities are rated BBB or Baa by a NRSRO. Lower quality or below investment-grade securities are rated BB, Ba or lower by a NRSRO, or unrated securities determined

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to be of comparable quality by the Fund’s investment adviser. Credit ratings are determined at the time of purchase.
There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality.
Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. For shareholders subject to AMT, a significant portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as corporate-backed municipal bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund does not have any portfolio maturity limitations, and may invest its assets from time to time primarily in instruments with short, medium or long maturities.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities

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held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 4.62%. For the periods shown in the bar chart above, the highest quarterly return was 4.90% in the second quarter of 2011, and the lowest quarterly return was (5.83) % in the first quarter of 2020.

146	NORTHERN FUNDS PROSPECTUS

HIGH YIELD MUNICIPAL FUND

AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	12/31/98
Returns before taxes		4.35%	4.01%	5.53%	3.98%
Returns after taxes on distributions		4.34%	3.97%	5.50%	3.97%
Returns after taxes on distributions and sale of Fund shares		4.10%	3.94%	5.28%	4.01%
Bloomberg Barclays Municipal Bond 65‑35 Investment Grade/High Yield Index (reflects no deduction for fees, expenses, or taxes)		5.20%	4.85%	5.42%	5.06%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the High Yield Municipal Fund. M. Adam M. Shane, CFA, Senior Vice President of NTI, and Stephanie L. Woeppel, Vice President of NTI, have been managers of the Fund since August 2018. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

NORTHERN FUNDS PROSPECTUS	147

HIGH YIELD MUNICIPAL FUND

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax‑exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

148	NORTHERN FUNDS PROSPECTUS

INTERMEDIATE TAX‑EXEMPT FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.42%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.49%

Expense Reimbursement(2)	(0.03)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.46%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$47	$154	$271	$613
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82.72% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax‑exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax‑exempt derivative instruments;

∎	Stand‑by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.

NORTHERN FUNDS PROSPECTUS	149

INTERMEDIATE TAX‑EXEMPT FUND

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non‑hedging purposes.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial

150	NORTHERN FUNDS PROSPECTUS

INTERMEDIATE TAX‑EXEMPT FUND
obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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INTERMEDIATE TAX‑EXEMPT FUND

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*
* Year to date total return for the six months ended June 30, 2021 is 0.40%. For the periods shown in the bar chart above, the highest quarterly return was 3.47% in the third quarter of 2011, and the lowest quarterly return was (3.19)% in the fourth quarter of 2016.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	4/1/94
Returns before taxes		4.67%	3.14%	3.78%	4.17%
Returns after taxes on distributions		4.42%	2.92%	3.56%	3.93%
Returns after taxes on distributions and sale of Fund shares		3.61%	2.80%	3.37%	3.87%
Bloomberg Barclays Intermediate Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		5.18%	3.54%	4.07%	5.00%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Intermediate Tax‑Exempt Fund. Timothy T.A. McGregor, Senior Vice President of NTI, and Nate Miller, Vice President of NTI, have been managers of the Fund since November 2000 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

152	NORTHERN FUNDS PROSPECTUS

INTERMEDIATE TAX‑EXEMPT FUND

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax‑exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	153

SHORT-INTERMEDIATE TAX‑EXEMPT FUND
INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.07%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.03%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.51%

Expense Reimbursement(2)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.46%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$47	$159	$280	$636
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98.82% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax‑exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax‑exempt derivative instruments;

∎	Stand‑by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.

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Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks. The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range from at least one year to less than six years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non‑hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s

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investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.

HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.

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CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (0.04)%. For the periods shown in the bar chart above, the highest quarterly return was 2.58% in the second quarter of 2020, and the lowest quarterly return was (1.45)% in the fourth quarter of 2016.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	8/22/07
Returns before taxes		3.52%	1.95%	1.69%	2.17%
Returns after taxes on distributions		2.99%	1.78%	1.59%	2.10%
Returns after taxes on distributions and sale of Fund shares		2.72%	1.75%	1.59%	2.03%
Bloomberg Barclays 1‑5 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		3.15%	2.16%	2.12%	2.83%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Short-Intermediate Tax‑Exempt Fund. Scott Colby and Reid Frankenberg of NTI, have been managers of the Fund since May 2018 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

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∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax‑exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.43%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.50%

Expense Reimbursement(2)	(0.04)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.46%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$47	$156	$276	$624
PORTFOLIO TURNOVER. The Fund may incur transaction costs as it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.58% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking high current income exempt from regular federal income tax, the Fund may invest in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax‑exempt. The municipal instruments in which the Fund invests may include:

∎	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

∎	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

∎	Industrial development bonds;

∎	Moral obligation bonds;

∎	Tax‑exempt derivative instruments;

∎	Stand‑by commitments; and

∎	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.
The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). However, it may invest up to 15% of its net assets in obligations that are rated below-investment grade (commonly referred to as “junk bonds”). Credit ratings are determined at the time of purchase.

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Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the Fund’s investment adviser believes will provide a favorable return in light of these risks.
The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non‑hedging purposes.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.
MUNICIPAL INVESTMENTS RISKS The risk of a municipal security generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Further, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities, which has resulted in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s

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investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ALTERNATIVE MINIMUM TAX RISK A portion of the Fund’s otherwise tax‑exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.

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CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 0.85%. For the periods shown in the bar chart above, the highest quarterly return was 4.72% in the second quarter of 2011, and the lowest quarterly return was (3.91)% in the second quarter of 2013.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	4/1/94
Returns before taxes		5.10%	3.68%	4.79%	4.97%
Returns after taxes on distributions		4.96%	3.59%	4.61%	4.74%
Returns after taxes on distributions and sale of Fund shares		4.00%	3.45%	4.40%	4.68%
Bloomberg Barclays U.S. Municipal Index (reflects no deduction for fees, expenses, or taxes)		5.21%	3.91%	4.63%	5.27%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax‑Exempt Fund. Timothy T.A. McGregor, Senior Vice President of NTI, and Frederick A. Azar, Vice President of NTI, have been managers of the Fund since November 1998 and October 2018, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎	By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust.

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TAX‑EXEMPT FUND

Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions primarily will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. The Fund also may make distributions taxable as ordinary income or capital gains. Tax‑exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax‑exempt.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily emerging and frontier market equity securities. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	1.08%

Other Expenses	0.17%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.13%

Total Annual Fund Operating Expenses	1.25%

Expense Reimbursement(1)	(0.15)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.10%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$112	$382	$672	$1,498
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134.29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those markets included in the MSCI Emerging Markets® Index and MSCI Frontier Markets® Index. The Fund’s sub‑advisers may also consider emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies. The Fund may invest in companies of any size located in a number of countries throughout the world. The principal types of equity securities in which the Fund invests include common stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund’s common stock investments also include China A‑shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub‑advisers, in percentages determined at the discretion of the Fund’s investment adviser. Each sub‑adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub‑adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub‑advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub‑adviser’s style, historical performance, and the characteristics of each sub‑adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment adviser seeks, through its selection of sub‑advisers

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and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors or countries. As of March 31, 2021, the Fund focused its investments in the consumer discretionary, financials, and information technology sectors, and in China and South Korea.
The sub‑advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI Emerging Markets Index or MSCI Frontier Markets Index. It is not a sponsor of the Active M Emerging Markets Equity Fund and is not affiliated with the Fund in any way.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency

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ACTIVE M EMERGING MARKETS EQUITY FUND
(or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.
DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non‑uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.
MULTI-MANAGER RISK is the risk that the sub‑advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub‑advisers will not achieve the intended result, which could negatively impact the performance of the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub‑advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
GEOGRAPHIC RISK is the risk that if the Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an adverse economic, business or political development affecting that country or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such country or region.

∎
CHINA INVESTMENT RISK is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; alteration or discontinuation of economic reforms; and considerable degrees of economic, political and social instability. Investors in Chinese markets generally experience difficulties in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgements due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China. Certain securities issued by companies located or operating in China, such as China A‑shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks.

∎
SOUTH KOREA INVESTMENT RISK is that risk that South Korean issuers in which the Fund invests may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be

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affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

∎
FINANCIAL SECTOR RISK is the risk that financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital, among other factors.

∎
CONSUMER DISCRETIONARY SECTOR RISK is the risk that companies engaged in the consumer discretionary sector may be adversely affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 5.70%. For the period shown in the bar chart above, the highest quarterly return was 20.58% in the fourth quarter of 2020, and the lowest quarterly return was (25.57)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	11/19/08
Returns before taxes		18.80%	12.38%	3.61%	11.41%
Returns after taxes on distributions		17.05%	11.53%	2.89%	10.50%
Returns after taxes on distributions and sale of Fund shares		12.55%	9.87%	2.86%	9.58%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		18.31%	12.81%	3.63%	10.94%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB‑ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M Emerging Markets Equity Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since January 2012. Ashmore Investment Management Limited, Axiom Investors LLC and Westwood Global Investments, LLC each serves as a sub‑adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily non‑U.S. equity securities. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.82%

Other Expenses	0.10%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.06%

Total Annual Fund Operating Expenses	0.92%

Expense Reimbursement(1)	(0.07)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.85%

(1)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.84%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$87	$286	$502	$1,125
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled outside the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily in the world’s developed capital markets. The Fund may invest up to 40% of its net assets in issuers domiciled in emerging markets (i.e., those that are generally in the early stages of their industrial cycles).
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub‑advisers, in percentages determined at the discretion of the Fund’s investment adviser. Each sub‑adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub‑adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub‑advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub‑adviser’s style, historical performance, and the characteristics of each sub‑adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment adviser seeks, through its selection of sub‑advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2021, the Fund focused its investments in the financials, industrials, and information technology sectors.

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The sub‑advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
MULTI-MANAGER RISK is the risk that the sub‑advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub‑advisers will not achieve the intended result, which could negatively impact the performance of the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub‑advisers may fail to produce

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the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

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FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital, among other factors.

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INDUSTRIALS SECTOR RISK is the risk that industrials companies may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

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TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small and mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.

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CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 11.38%. For the periods shown in the bar chart above, the highest quarterly return was 21.01% in the second quarter of 2020, and the lowest quarterly return was (26.59)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	6/22/06
Returns before taxes		11.69%	8.60%	4.56%	3.78%
Returns after taxes on distributions		11.61%	7.94%	4.15%	3.34%
Returns after taxes on distributions and sale of Fund shares		7.21%	6.81%	3.68%	3.03%
MSCI World® ex USA IM Index (reflects no deduction for fees, expenses, or taxes)		8.32%	7.92%	5.43%	4.17%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB‑ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M International Equity Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since January 2012. Causeway Capital Management LLC, Polen Capital Management, LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP each serves as a sub‑adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎	By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one

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fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks total return consisting of a combination of income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.85%

Other Expenses(1)	0.14%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.10%

Total Annual Fund Operating Expenses(1)	0.99%

Expense Reimbursement(2)	(0.05)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.94%

(1)
Other Expenses have been restated to reflect current fees. The “Total Annual Fund Operating Expenses” does not correlate to the ratio to average net assets of expenses before reimbursements and credits in the Fund’s annual report, which does not reflect the restatement of other expenses to reflect current fees.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.93%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$96	$310	$542	$1,208
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71.26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities that provide exposure to debt issuers based in or economically tied to emerging or frontier markets. Emerging and frontier markets are defined as those identified by the World Bank Group as being “developing or emerging economies” or are included in the JP Morgan EMBI Global Diversified Index and/or the JP Morgan GBI‑EM Global Diversified Index. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of emerging and frontier markets issuers. The securities in which the Fund may invest include the following:

∎	obligations of sovereign nations or their agencies, instrumentalities, or sponsored enterprises;

∎	obligations of corporations and banks;

∎	senior subordinated bonds and debentures;

∎	zero coupon, pay‑in‑kind and capital appreciation bonds;

∎	convertible securities and preferred stock;

∎	warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in debt or convertible securities;

∎	entities organized to restructure the outstanding debt of emerging and frontier market issuers;

∎	structured securities and short sales; and

∎	repurchase agreements related to the above instruments.
Although the Fund invests primarily in the debt obligations of emerging and frontier markets issuers, it may make investments in the securities of developed market issuers or

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currency derivative instruments. Currency derivative instruments may include forward foreign currency exchange contracts, and futures contracts or options contracts on currency. The Fund may invest in structured securities, such as credit linked notes, or derivatives, including financial futures contracts and swap contracts, for hedging purposes or to gain exposure to certain countries or currencies. The Fund may invest up to 15% of its net assets in “illiquid investments,” i.e. those that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
The Fund may invest in higher risk, below investment-grade debt securities, commonly referred to as “junk bonds.” Lower quality or below investment-grade securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities determined to be of comparable quality by one or more of the Fund’s sub‑advisers. Credit ratings are determined at the time of purchase. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities in default.
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub‑advisers, in percentages determined at the discretion of the Fund’s investment adviser. Each sub‑adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub‑adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub‑advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub‑adviser’s investment approach, historical performance, and the characteristics of each sub‑adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment adviser seeks, through its selection of sub‑advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
The sub‑advisers may engage in active trading, and will not consider portfolio trading a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation,

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expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limits on limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal and interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or

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cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

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FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

∎
SWAP CONTRACTS RISK Swap contracts involve the risk that the counterparty with whom the Fund has entered into the agreement will default on its obligation to pay the Fund. While certain swaps are subject to mandatory central clearing, which is intended to reduce counterparty risk, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non‑operational, and sometimes involve increased transaction costs.

MULTI-MANAGER RISK is the risk that the sub‑advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub‑advisers will not achieve the intended result, which could negatively impact the performance of the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub‑advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
RESTRICTED SECURITIES RISK Limitations on the resale of restricted securities may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous

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market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compares to those of broad-based securities market indices and to a custom blended benchmark that reflects the investment instruments in which the Fund invests.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is (2.07)%. For the periods shown in the bar chart above, the highest quarterly return was 12.71% in the second quarter of 2020, and the lowest quarterly return was (18.38)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	Since Inception
Shares Class	12/3/13
Returns before taxes		2.66%	5.34%	2.15%
Returns after taxes on distributions		1.70%	4.18%	1.00%
Returns after taxes on distributions and sale of Fund shares		1.46%	3.59%	1.10%
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses, or taxes)		5.88%	6.84%	5.95%
JP Morgan GBI—EM Global Diversified Index (reflects no deduction for fees, expenses, or taxes)		2.69%	6.72%	1.52%
50% JP Morgan EMBI Global Diversified Index and 50% JP Morgan GBI‑EM Global Diversified Index (reflects no deduction for fees, expenses, or taxes)		4.02%	6.97%	3.98%

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After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB‑ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Emerging Markets Debt Opportunity Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since December 2013. Ashmore Investment Management Limited and Global Evolution USA, LLC each serves as a sub‑adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks total return through both income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.90%

Other Expenses	0.06%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.02%

Acquired Fund Fees & Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.97%

Expense Reimbursement(2)	0.00%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.97%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$99	$309	$536	$1,190
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of infrastructure companies listed on a domestic or foreign exchange. The Fund invests primarily in equity securities, including common stock and preferred stock, of infrastructure companies. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the securities of infrastructure companies economically tied to a foreign (non‑U.S.) country, including emerging and frontier market countries (i.e., those that are generally in the early stages of their industrial cycles). The Fund may invest in large, medium or small capitalization infrastructure companies. The Fund will invest at least 25% or more of its total assets in issuers principally engaged in the infrastructure business.
The Fund considers a company to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Fund defines “infrastructure” as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education.

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The Fund may enter into spot and forward foreign currency exchange contracts to facilitate settlement of securities transactions.
The Fund may invest up to 15% of its net assets in “illiquid investments,” i.e., those that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub‑advisers, in percentages determined at the discretion of the Fund’s investment adviser. Each sub‑adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub‑adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub‑advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub‑adviser’s investment approach, historical performance, and the characteristics of each sub‑adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment adviser seeks, through its selection of sub‑advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
The sub‑advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
INFRASTRUCTURE SECURITIES CONCENTRATION RISK Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts. Because the Fund concentrates its investments in the infrastructure industry, it will be subject to greater risk of loss than if it were diversified across different industries.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk

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of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
MULTI-MANAGER RISK is the risk that the sub‑advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub‑advisers will not achieve the intended result, which could negatively impact the performance of the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub‑advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more

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established companies. Small and mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 7.09%. For the period shown in the bar chart above, the highest quarterly return was 11.33% in the first quarter of 2019, and the lowest quarterly return was (20.39)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	Since Inception
Shares Class	9/18/12
Returns before taxes		(2.62)%	7.67%	7.41%
Returns after taxes on distributions		(3.06)%	6.39%	6.28%
Returns after taxes on distributions and sale of Fund shares		(1.15)%	5.86%	5.76%
S&P Global Infrastructure® Index (net dividend return) (reflects no deduction for fees, expenses, or taxes)		(6.49)%	6.94%	5.74%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB‑ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser for the Multi-Manager Global Listed Infrastructure Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since September 2012. First Sentier Investors (Australia) IM Ltd, Lazard Asset Management LLC and Maple-Brown Abbott Limited each serves as a sub‑adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for

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employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and current income through a diversified portfolio of primarily equity securities of U.S. and foreign real estate and real estate related companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.89%

Other Expenses	0.15%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.11%

Total Annual Fund Operating Expenses	1.04%

Expense Reimbursement(1)	(0.12)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.92%

(1)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.91%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of our shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$94	$319	$562	$1,260
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81.36% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation and current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of real estate companies and real estate related companies (collectively “real estate companies”). This means that the Fund will concentrate its investments (i.e., invest at least 25% or more of its total assets) in issuers principally engaged in real estate activities. The Fund considers companies to be engaged in real estate activities if they derive a significant portion of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or if they have a significant portion of their assets in these types of real estate-related areas. The Fund will invest in equity-related securities of U.S. and foreign real estate companies. The Fund does not invest directly in real estate.
The Fund’s investments in equity-related securities of real estate companies will generally be primarily in securities of companies known as real estate investment trusts (REITs) or U.S. or non‑U.S. REIT-like companies that own and/or manage property. The Fund may invest without limit in the securities of REITs. The Fund may also invest in equity securities of other types of real estate companies including REITs that invest in real estate-related loans and real estate operating companies.
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub‑advisers, in percentages determined at the discretion of the Fund’s investment adviser. Each sub‑adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub‑adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. When determining the allocations and reallocations to sub‑advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub‑adviser’s style, historical performance, and the

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characteristics of each sub‑adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund’s investment adviser seeks, through its selection of sub‑advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
The sub‑advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate industry, it will be subject to greater risk of loss than if it were diversified across different industries.
REIT RISK is the risk that the Fund’s investments will be affected by factors affecting real estate investment trusts (“REITs”) and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITs) and liquidity risk. REITs may have limited financial resources, may trade less frequently and in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency

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hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
MULTI-MANAGER RISK is the risk that the sub‑advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub‑advisers will not achieve the intended result, which could negatively impact the performance of the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub‑advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 15.57%. For the period shown in the bar chart above, the highest quarterly return was 14.54% in the first quarter of 2019, and the lowest quarterly return was (24.87)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	11/19/08
Returns before taxes		(4.15)%	5.29%	5.68%	11.03%
Returns after taxes on distributions		(4.79)%	2.97%	2.79%	8.22%
Returns after taxes on distributions and sale of Fund shares		(2.40)%	3.21%	3.70%	8.39%
FTSE® EPRA® / NAREIT® Developed® Index (reflects no deduction for fees, expenses, or taxes)		(9.04)%	3.74%	5.44%	10.86%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

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MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB‑ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Real Estate Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since January 2012. Janus Capital Management, LLC and Massachusetts Financial Services Company each serves as a sub‑adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, section 199A dividends, or a combination of the four, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks total return consisting of a combination of income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.83%

Other Expenses	0.12%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.08%

Acquired Fund Fees & Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.96%

Expense Reimbursement(2)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)(2)	0.86%

(1)
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$88	$296	$521	$1,169
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.41% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities that are rated below investment grade (commonly referred to as “junk bonds”). These may include:

∎	Obligations of U.S. and foreign corporations and banks;

∎	Senior and subordinated bonds and debentures;

∎	Zero coupon, pay‑in‑kind and capital appreciation bonds;

∎	Convertible securities, preferred stock, structured securities; and

∎	Loans and loan participations.
The sub‑advisers may shift the Fund’s assets among various types of securities based upon changing market conditions, yield differences and the credit-worthiness of issuers among other things.
Lower quality securities or below-investment grade securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities determined to be of comparable quality by one or more of the Fund’s sub-advisers. Credit ratings are determined at the time of purchase. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities.
Although the Fund primarily invests in the debt obligations of domestic issuers, it may invest in debt obligations of foreign

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issuers. The Fund’s investments in foreign issuers together with notional underlying foreign currency exposure are not expected to exceed 30%.
The Fund may invest up to 15% of its net assets in “illiquid securities,” i.e. those that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub‑advisers, in percentages determined at the discretion of the Fund’s investment adviser. Each sub‑adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub‑adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.
When determining the allocations and reallocations to sub‑advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub‑adviser’s investment approach, historical performance, and the characteristics of each sub‑adviser’s allocated assets (including duration, credit quality, average maturity, industry and geographic region). The Fund’s investment adviser seeks, through its selection of sub‑advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
The sub‑advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal and interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
RESTRICTED SECURITIES RISK Limitations on the resale of restricted securities may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain securities may be less

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liquid than others or may be deemed illiquid in certain instances where a sub‑adviser to the Fund may receive material non‑public information of a company because one of the sub‑adviser’s employees, such as a portfolio manager to the Fund, sits on the company’s board of directors, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Fund may want to invest in may be difficult or impossible to purchase. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.
LOAN RISK Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates, although the floating rate loans in which the Fund generally invests are substantially less exposed to this risk than fixed-rate debt instruments. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by the Fund may not be considered “securities” under the federal securities laws and therefore the Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle.
LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
MULTI-MANAGER RISK is the risk that the sub‑advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub‑advisers will not achieve the intended result, which could negatively impact the performance of the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub‑advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
ZERO COUPON OR PAY‑IN‑KIND SECURITIES RISK The value, interest rates, and liquidity of non‑cash paying instruments, such as zero coupon and pay‑in‑kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay‑in‑kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non‑payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REPURCHASE AGREEMENTS RISK Repurchase agreements involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.
STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.

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As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111.
CALENDAR YEAR TOTAL RETURN*
* Year to date total return for the six months ended June 30, 2021 is 4.83%. For the period shown in the bar chart above, the highest quarterly return was 9.60% in the second quarter of 2020, and the lowest quarterly return was (14.45) % in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Year	10‑Year	Since Inception
Shares Class	9/23/09
Returns before taxes		6.15%	7.66%	5.76%	6.56%
Returns after taxes on distributions		3.11%	4.82%	2.94%	3.76%
Returns after taxes on distributions and sale of Fund shares		3.47%	4.62%	3.22%	3.91%
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)		6.07%	8.42%	6.61%	7.76%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB‑ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager High Yield Opportunity Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since January 2012. DDJ Capital Management, LLC, Neuberger Berman Investment Advisers LLC and Nomura Corporate Research and Asset Management Inc. each serves as a sub‑adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also

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purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

∎	By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through a diversified portfolio of global equity securities. Any income received is incidental to this objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.68%

Other Expenses	0.09%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.05%

Total Annual Fund Operating Expenses	0.77%

Expense Reimbursement(1)	(0.07)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.70%

(1)
Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses and extraordinary expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.70%. This contractual limitation may not be terminated before July 31, 2022 without the approval of the Fund’s Board of Trustees.

EXAMPLE
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$72	$239	$421	$948
PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.71 % of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies listed on a domestic or foreign exchange. Under normal circumstances the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the equity securities of companies economically tied to a foreign (non‑U.S.) country, including emerging and frontier market countries. Emerging and frontier market countries are considered by the Fund’s investment adviser and sub‑advisers to be those countries classified as such by the World Bank, International Finance Corporation, or the United Nations and other similar agencies. The Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.
Although the Fund generally expects to be invested in equity securities, it also may invest in derivatives, including forward foreign currency exchange contracts and futures contracts, for hedging purposes or to gain exposure to certain countries.
The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub‑advisers, in percentages determined at the discretion of the Fund’s investment adviser. The Fund’s investment adviser will select sub‑advisers based on a variety of factors (as noted below) and a demonstrated commitment to advancing and promoting diversity and inclusion within their organization and through their business practices (“Diversity and Inclusion Criteria”). The Fund’s investment adviser uses a screening process to identify sub‑advisers that satisfy its Diversity and Inclusion Criteria, which are based on a variety of factors including but not limited to employee composition, ownership composition, community engagement and supplier diversity. The Diversity and Inclusion Criteria are not a criteria for the Fund’s investments. Each sub‑adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub‑adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

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When determining the allocations and reallocations to sub‑advisers, the Fund’s investment adviser will consider a variety of factors, including but not limited to the sub‑adviser’s style, historical performance, and the characteristics of each sub‑adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund will not focus on a particular investment style, and will be invested across investment styles. The Fund’s investment adviser seeks, through its selection of sub‑advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.
From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2021, the Fund focused its investments in the financial and information technology sectors.
The sub‑advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making investment decisions for the Fund.
PRINCIPAL RISKS
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
FOREIGN SECURITIES RISK is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and

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enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risk of investing in emerging market countries are magnified in frontier countries.
DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

∎
FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

MULTI-MANAGER RISK is the risk that the sub‑advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub‑advisers will not achieve the intended result, which could negatively impact the performance of the Fund.
MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub‑advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.
SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎
FINANCIAL SECTOR RISK is the risk that the financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital, among other factors.

∎
TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.
VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of the Fund’s investments involves subjective judgment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

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FUND PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compares to those of a broad-based securities market index that reflects the investment instruments in which the Fund invests.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800‑595‑9111, will provide some indication of the risks of investing in the Fund.
CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2021 is 11.82%. For the periods shown in the bar chart above, the highest quarterly return was 19.93% in the second quarter of 2020, and the lowest quarterly return was (20.54)% in the first quarter of 2020.
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	Since Inception
Shares Class	11/20/17
Returns before taxes		19.01%	10.09%
Returns after taxes on distributions		18.75%	9.73%
Returns after taxes on distributions and sale of Fund shares		11.44%	7.76%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes)		16.25%	10.84%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.
MANAGEMENT
INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB‑ADVISERS. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Northern Engage360™ Fund. Christopher E. Vella, CFA, Senior Vice President of NTI, and Jessica K. Hart, Senior Vice President of NTI, are the portfolio managers of the Fund. Ariel Investments, LLC, Aristotle Capital Management, LLC, ARK Investment Management, LLC, EARNEST Partners, LLC, Mar Vista Investment Partners, LLC and Strategic Global Advisors, LLC, each serves as sub‑adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub‑administrator to the Fund.
PURCHASE AND SALE OF FUND SHARES
You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.
If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.
On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800‑595‑9111 to use the telephone privilege.

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∎
By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800‑595‑9111 for instructions.

∎
By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800‑595‑9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎
By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $2,500. Call 800‑595‑9111 for more information.

∎
By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.
PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NORTHERN FUNDS PROSPECTUS	199

BROAD-BASED SECURITIES MARKET INDICES
THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. As of May 31, 2021, the Index was comprised of 12,187 constituents.
THE MSCI® ACWI® IMI CORE REAL ESTATE INDEX is a free float-adjusted market capitalization index that consists of large, mid and small‑cap stocks across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries engaged in the ownership, development and management of specific core property type real estate, as determined by the index provider. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties.
THE MSCI ALL COUNTRY WORLD INDEX (“MSCI ACWI”) captures large and mid‑cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With 2,986 constituents as of May 31, 2021, the MSCI ACWI covers approximately 85% of the global investable equity opportunity set.
THE MSCI EAFE® INDEX is an equity index which captures large and mid‑cap representation across 21 Developed Markets countries around the world, as determined by the index provider, excluding the US and Canada. With 844 constituents as of May 31, 2021, the MSCI EAFE® Index covers approximately 85% of the free float adjusted market capitalization in each country.
THE MSCI WORLD® EX USA INDEX captures large and mid‑cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 935 constituents as of May 31, 2021, the MSCI World® Ex USA Index covers approximately 85% of the free float-adjusted market capitalization in each country.
THE MSCI WORLD® ex USA IM INDEX captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries, as determined by the index provider—excluding the United States. With 3,528 constituents as of May 31, 2021, the MSCI World® ex USA IM Index covers approximately 99% of the free float-adjusted market capitalization in each country.
THE MSCI EMERGING MARKETS® INDEX captures large and mid‑cap representation across 27 Emerging Markets (EM) countries, as determined by the index provider. With 1,424 constituents and market capitalizations ranging from $118.5 million to $532.7 billion, as of May 31, 2021, the MSCI Emerging Markets® Index covers approximately 85% of the free float-adjusted market capitalization in each country.
THE MSCI FRONTIER MARKETS® INDEX captures large and mid‑cap representation across 27 Frontier Markets (FM) countries. The index includes 81 constituents, covering about 85% of the free float-adjusted market capitalization in each country.
THE MSCI WORLD ESG LEADERS INDEXSM is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is a member of the MSCI ESG Leaders Index series and is constructed by aggregating the following regional indexes: MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid‑cap companies in 23 Developed Markets Countries. Constituent selection is based on data from MSCI ESG Research. As of May 31, 2021, the Index was comprised of 726 constituents with market capitalizations ranging from $2.2 billion to $1.8 trillion.
THE RUSSELL 1000® INDEX measures the performance of the large‑cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the US market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large‑cap segment and is completely reconstituted annually to ensure new and growing equities are included.
THE RUSSELL 1000® VALUE INDEX measures the performance of the large‑cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price‑to‑book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large‑cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
THE RUSSELL 2000® INDEX measures the performance of the small‑cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities included in the Russell 3000® Index based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small‑cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small‑cap opportunity set. As of May 31, 2021, the approximate market capitalization of the companies in the Index was between $2.3 billion and $22.4 billion.

200	NORTHERN FUNDS PROSPECTUS

THE RUSSELL 2000® VALUE INDEX measures the performance of small‑cap value segment of the US equity universe. It includes those Russell 2000® companies with lower price‑to‑book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small‑cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small‑cap opportunity set and that the represented companies continue to reflect value characteristics.
THE S&P MIDCAP 400® INDEX is a free float-adjusted market capitalization index consisting of 400 mid‑capitalization stocks. As of May 31, 2021, the approximate market capitalization of the companies in the S&P MidCap 400 Index was between approximately $557.8 million and $16.1 billion.
THE S&P 500® INDEX is a free float-adjusted market capitalization index consisting of 500 stocks and is a widely recognized measure of large‑cap U.S. equities. As of May 31, 2021, the approximate market capitalization of the companies in the S&P 500 Index was between approximately $3.1 billion and $1.97 trillion.
THE S&P GLOBAL INFRASTRUCTURE® INDEX provides liquid and tradeable exposure to 75 companies from around the world that represent the listed infrastructure universe, while maintaining liquidity and tradability. The Index has balanced weights across three distinct infrastructure clusters: Utilities (40%), Transportation (40%) and Energy (20%).
THE BLOOMBERG BARCLAYS ARIZONA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax‑exempt Arizona bonds with a remaining maturity of at least one year.
THE BLOOMBERG BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax‑exempt California bonds with maturities of five to ten years.
THE BLOOMBERG BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax‑exempt California bonds with a remaining maturity of at least one year.
THE BLOOMBERG BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax‑exempt bonds with maturities of five to ten years.
THE BLOOMBERG BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.
THE BLOOMBERG BARCLAYS MUNICIPAL BOND 65‑35 INVESTMENT GRADE/HIGH YIELD INDEX is an unmanaged index of investment and non‑investment grade bonds with a 65% weighting in the Bloomberg Barclays U.S. Municipal Index and a 35% weighting to the Bloomberg Barclays Municipal High Yield Index.
THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX is an unmanaged index that measures the market of U.S. dollar-denominated, non‑investment grade, fixed-rate, taxable corporate bonds. It is a version of the Bloomberg Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro‑rata basis.
THE BLOOMBERG BARCLAYS U.S. MUNICIPAL INDEX is an unmanaged index of investment grade (Baa3 or better) tax‑exempt bonds with a remaining maturity of at least one year.
THE BLOOMBERG BARCLAYS U.S. TREASURY INDEX is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. As of May 31, 2021, the duration of the Index was approximately 6.79 years.
THE BLOOMBERG BARCLAYS 1‑3 YEAR U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.
THE BLOOMBERG BARCLAYS 1‑5 YEAR BLEND MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa3 or better) tax‑exempt bonds with maturities of at least one year and less than six years.
THE BLOOMBERG BARCLAYS 1‑5 YEAR U.S. GOVERNMENT INDEX is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

THE ICE BofA 6-12 MONTH MUNICIPAL SECURITIES INDEX tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least six months and less than twelve months remaining term to final maturity, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”)).
THE ICE BofA 1-3 YEAR US MUNICIPAL SECURITIES INDEX tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories,

NORTHERN FUNDS PROSPECTUS	201

and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P and Fitch).
THE ICE BofA 1-YEAR US TREASURY BILL INDEX is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
THE ICE BofA US HIGH YIELD CONSTRAINED INDEX tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.
THE FTSE® EPRA®/NAREIT® DEVELOPED® INDEX is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).
THE JP MORGAN EMERGING MARKETS BOND INDEX GLOBAL DIVERSIFIED (EMBI GLOBAL DIVERSIFIED) is a uniquely weighted USD‑denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD‑denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities (defined as 100% owned or guaranteed by the national government). The EMBI Global Diversified opts for an alternative weighting scheme by limiting concentration in larger countries and thus targets a more diversified exposure.
THE JP MORGAN GOVERNMENT BOND-EMERGING MARKET INDEX GLOBAL DIVERSIFIED (GBI‑EM GLOBAL DIVERSIFIED) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

202	NORTHERN FUNDS PROSPECTUS

INVESTMENT ADVISER
This Prospectus describes thirty nine funds (each a “Fund” and collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).
The Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Value Fund, Small Cap Core Fund, Global Tactical Asset Allocation Fund and U.S. Quality ESG Fund are collectively referred to as the “Equity Funds.” The Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund are collectively referred to as the “Equity Index Funds.”
The Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund and U.S. Treasury Index Fund are collectively referred to as the “Fixed Income Funds.” The Arizona Tax‑Exempt Fund, California Intermediate Tax‑Exempt Fund, California Tax‑Exempt Fund, High Yield Municipal Fund, Intermediate Tax‑Exempt Fund, Short-Intermediate Tax‑Exempt Fund and Tax‑Exempt Fund are collectively referred to as the “Tax‑Exempt Fixed Income Funds.”
The Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund and Northern Engage360TM Fund are collectively referred to as the “Active M/Multi-Manager Funds”.
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds and is responsible for their overall administration. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTI and The Northern Trust Company (“TNTC”) are referred to collectively in this Prospectus as “Northern Trust.”
As of June 30, 2021, Northern Trust Corporation, through its affiliates, had assets under custody of $12.23 trillion, and assets under investment management of $1.54 trillion.
Under the Management Agreement with the Trust, on behalf of each Fund, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees (the “Board”), is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, as well as for providing administration services to the Funds.
INVESTMENT SUB‑ADVISERS
The Active M/Multi-Manager Funds are managed by the Investment Adviser and one or more investment sub‑advisers unaffiliated with the Investment Adviser (each a “Sub‑Adviser” and together, the “Sub‑Advisers”). The Investment Adviser has the ultimate responsibility to oversee the Sub‑Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. The Investment Adviser is responsible for managing the Active M/Multi-Manager Funds during transition periods in which an existing Sub‑Adviser is terminated and a new Sub‑Adviser is hired or where assets are reallocated among existing Sub‑Advisers. During these transition periods, the Investment Adviser may use the services of a transition manager to facilitate the purchase or sale of an Active M/Multi-Manager Fund’s portfolio holdings. Under the Management Agreement with the Trust, on behalf of each of the Active M/Multi-Manager Funds, the Investment Adviser, subject to the general supervision of the Board, is responsible for: (1) selecting the overall investment strategies of the Active M/Multi-Manager Funds; (2) recommending and selecting Sub‑Advisers; (3) allocating and reallocating assets among the Sub‑Advisers where an Active M/Multi-Manager Fund has more than one Sub‑Adviser; (4) monitoring and evaluating Sub‑Adviser performance; (5) implementing procedures to ensure that the Sub‑Advisers comply with each Active M/Multi-Manager Fund’s investment objectives, policies and restrictions; and (6) providing administration services to the Active M/Multi-Manager Funds.
The Trust and the Investment Adviser have received an exemptive order from the SEC, on which the Active M/Multi-Manager Funds currently rely, that permits the Investment Adviser to engage or terminate a Sub‑Adviser, and to enter into and materially amend an existing Sub‑Advisory Agreement, upon the approval of the Trust’s Board, without obtaining shareholder approval. In accordance with a separate exemptive order that the Trust and the Investment Adviser have obtained from the SEC, the Board may approve a new sub‑advisory agreement or a material amendment to an existing sub‑advisory agreement at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.

NORTHERN FUNDS PROSPECTUS	203

The Sub‑Advisers will provide investment advisory services to the Funds, except for cash management services, which will be provided by the Investment Adviser. The Investment Adviser will select Sub‑Advisers based upon the Sub‑Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Adviser will monitor existing Sub‑Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub‑Adviser will have discretion to select portfolio securities for its portion of an Active M/Multi-Manager Fund, but must select those securities according to the Fund’s investment objectives, strategies and restrictions. The current Sub‑Advisers for the Active M/Multi-Manager Funds are set forth on page 207 under the section entitled “Fund Management.”

204	NORTHERN FUNDS PROSPECTUS

MANAGEMENT FEES
As compensation for advisory services (asset allocation services for the Global Tactical Asset Allocation Fund) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates (expressed as a percentage of each Fund’s respective average daily net assets). The tables reflect the management fees paid by each of the Funds for the fiscal year ended March 31, 2021 (expressed as a percentage of each Fund’s respective average daily net assets).
NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain fees and expenses shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for a Fund may be higher than the contractual limitation for the Fund as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement is expected to continue until at least July 31, 2022. The contractual expense reimbursement arrangement will continue automatically thereafter for periods of one year (each such one‑year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interests of the Fund and its shareholders.
NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.
A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Management Agreement is available in the Funds’ semi-annual report to shareholders for the six‑month period ending September 30, 2020.

Fund	Management Fees Paid for Fiscal Year Ended 3/31/21
GLOBAL TACTICAL ASSET ALLOCATION	0.23%
INTERNATIONAL EQUITY	0.48%
LARGE CAP CORE	0.44%
LARGE CAP VALUE	0.53%
SMALL CAP VALUE	0.95%
EMERGING MARKETS EQUITY INDEX	0.21%
GLOBAL REAL ESTATE INDEX	0.40%
INTERNATIONAL EQUITY INDEX	0.18%
MID CAP INDEX	0.13%
SMALL CAP INDEX	0.13%
STOCK INDEX	0.08%
SMALL CAP CORE	0.52%	*
U.S. QUALITY ESG FUND	0.38%	*
GLOBAL SUSTAINABILITY INDEX	0.18%
BOND INDEX	0.13%
U.S. TREASURY INDEX	0.13%

*
Prior to July 31, 2020, the contractual management fee rates for the Small Cap Core Fund and the U.S. Quality ESG Fund were 0.63% and 0.41%, respectively. Effective July 31, 2020, the contractual fee rates for the Small Cap Core Fund and the U.S. Quality ESG Fund are 0.47% and 0.37%, respectively.

Fund	Management Fees Paid for Fiscal Year Ended 3/31/21
INCOME EQUITY	0.95%
ACTIVE M EMERGING MARKETS EQUITY	1.08%
ACTIVE M INTERNATIONAL EQUITY	0.82%
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	0.90%
MULTI-MANAGER GLOBAL REAL ESTATE	0.89%
NORTHERN ENGAGE360™ FUND	0.68%

NORTHERN FUNDS PROSPECTUS	205

Fund	Management Fees Paid for Fiscal Year Ended 3/31/2021
CORE BOND	0.38%
FIXED INCOME	0.43%
HIGH YIELD FIXED INCOME	0.77%
SHORT BOND	0.38%
SHORT-INTERMEDIATE U.S. GOVERNMENT	0.38%
TAX‑ADVANTAGED ULTRA-SHORT FIXED INCOME	0.22%
ULTRA-SHORT FIXED INCOME	0.23%
U.S. GOVERNMENT	0.38%
ARIZONA TAX‑EXEMPT	0.43%
CALIFORNIA INTERMEDIATE TAX‑EXEMPT	0.43%
CALIFORNIA TAX‑EXEMPT	0.43%
HIGH YIELD MUNICIPAL	0.77%
INTERMEDIATE TAX‑EXEMPT	0.42%
SHORT-INTERMEDIATE TAX‑EXEMPT	0.43%
TAX‑EXEMPT	0.43%
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY	0.85%
MULTI-MANAGER HIGH YIELD OPPORTUNITY	0.83%

206	NORTHERN FUNDS PROSPECTUS

FUND MANAGEMENT
Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.
EQUITY AND EQUITY INDEX FUNDS
The managers for the Global Tactical Asset Allocation Fund are James D. McDonald, Executive Vice President of NTI, and Daniel J. Phillips, CFA, Senior Vice President of NTI. Mr. McDonald has been a manager of the Fund since July 2014 and Mr. Phillips has been a manager of the Fund since April 2011. Mr. McDonald joined NTI in 2001. Mr. McDonald is the Chief Investment Strategist of Northern Trust and chairs the Northern Trust Tactical Asset Allocation Committee. Mr. McDonald is also a member of the Northern Trust Investment Policy and Private Equity Investment Committees. Mr. Phillips joined NTI in 2005. Mr. Phillips is responsible for the coordination of NTI’s investment policy, including the development of asset allocation strategy and communication of asset allocation decisions. Mr. Phillips earned his CFA designation in 2009.
The managers for the Income Equity Fund are Sridhar Kancharla, CFA, Senior Vice President of NTI, Reed A. LeMar, CFA, Vice President of NTI and Jeffrey D. Sampson, CFA, Senior Vice President of NTI. Messrs. LeMar and Sampson have been managers of the Fund since July 2017. Mr. Kancharla has been a manager of the Fund since July 2018. Mr. Kancharla joined NTI in 2007 and is a senior portfolio manager and researcher in the quantitative active equity team. He is responsible for research and implementation of several quantitative equity strategies. He is also a portfolio manager of the Large Cap Value Fund. Mr. LeMar joined NTI in 2007 and serves as a portfolio manager on the global equity team. Mr. Sampson joined NTI in 1999 and serves as a portfolio manager on the global equity team. Mr. Sampson is also a portfolio manager of the U.S. Quality ESG Fund.
The managers for the International Equity Fund and Large Cap Core Fund are Michael R. Hunstad, PhD, Senior Vice President of NTI, and Mark C. Sodergren, CFA, Senior Vice President of NTI. Messrs. Hunstad and Sodergren have been managers of the International Equity Fund since July 2019 and January 2017, respectively. Mr. Hunstad joined NTI in 2012 and is the head of quantitative strategies and responsible for all quantitative equity research, strategies, and quantitative equity portfolio management activities. Mr. Sodergren joined NTI in 2007 and is the head of the quantitative equity portfolio management team and responsible for research and implementation of several quantitative equity strategies. Messrs. Hunstad and Sodergren have also been the portfolio managers of the Large Cap Core Fund since July 2019 and July 2011, respectively. Mr. Hunstad is also a portfolio manager of the Small Cap Value Fund and Small Cap Core Fund. Mr. Sodergren is also a portfolio manager of the Large Cap Value Fund.
The managers for the Large Cap Value Fund are Mark C. Sodergren, CFA, a Senior Vice President of NTI and Sridhar Kancharla, CFA, a Senior Vice President of NTI. Mr. Sodergren has managed the Fund since June 2014. Mr. Sodergren is also the portfolio manager of the International Equity Fund and the Large Cap Core Fund. Mr. Kancharla has been a manager of the Fund since July 2015. Mr. Kancharla is also a portfolio manager of the Income Equity Fund.
The managers for the Small Cap Value Fund and Small Cap Core Fund are Robert H. Bergson, CFA and Michael R. Hunstad, PhD, each a Senior Vice President of NTI. Mr. Bergson joined NTI in 1997 and has managed various equity portfolios. Mr. Hunstad joined NTI in 2012 and is the head of quantitative strategies and responsible for all quantitative equity research, strategies, and quantitative equity portfolio management activities. Messrs. Bergson and Hunstad have been managers of the Small Cap Value Fund since July 2001 and July 31, 2020, respectively. Messrs. Bergson and Hunstad have also been the portfolio managers of the Small Cap Core Fund since February 2010 and July 31, 2020, respectively. Mr. Hunstad is also the portfolio manager of the International Equity Fund and the Large Cap Core Fund.
The managers for the U.S. Quality ESG Fund are Jeffrey D. Sampson, CFA and Peter M. Zymali, CFP®, each a Senior Vice President of NTI. Mr. Sampson joined NTI in 1999 and serves as a portfolio manager on the global equity team. Mr. Sampson is a CFA charterholder. Mr. Zymali is a Vice President on NTI’s Global Equity team and has been on the Global Equity team since 2007. Mr. Zymali holds the Certified Financial Planner designation. Mr. Sampson is also a portfolio manager of the Income Equity Fund.
The managers for the Emerging Markets Equity Index Fund are Brent D. Reeder, Senior Vice President of NTI, and Robert D. Anstine, Vice President of NTI. Messrs. Anstine and Reeder have been the managers of the Fund since July 2019. Mr. Reeder joined NTI in 1993 and has managed quantitative equity portfolios. Mr. Reeder is also a portfolio manager of the other Equity Index Funds. Mr. Anstine joined NTI in January 2007 and is a Portfolio Manager with the Global Index Team.
The managers for the Global Real Estate Index Fund are Volter Bagriy, Vice President of NTI, and Brent D. Reeder, Senior Vice President of NTI. Messrs. Bagriy and Reeder have been managers of the Fund since July 2019. Mr. Reeder joined NTI in 1993 and has managed quantitative equity portfolios. Mr. Reeder is also a portfolio manager of the other Equity Index Funds. Mr. Bagriy joined NTI in 2014 and serves as a portfolio manager on the Global Index team.

NORTHERN FUNDS PROSPECTUS	207

The managers for the International Equity Index Fund are Brent D. Reeder, Senior Vice President of NTI, and Brendan Sullivan, CFA, Vice President of NTI. Messrs. Reeder and Sullivan have been the managers of the Fund since July 2019. Mr. Reeder joined NTI in 1993 and has managed quantitative equity portfolios. Mr. Reeder is also a portfolio manager of the other Equity Index Funds. Mr. Sullivan joined NTI in 2012 and is a Senior Portfolio Manager with the Global Index Management Group, where he manages international equity index portfolios.
The managers for the Mid Cap Index Fund are Brent D. Reeder, Senior Vice President of NTI and Lucy A. Johnston, Vice President of NTI. Mr. Reeder and Ms. Johnston have been managers of the Fund since November 2006 and July 2019, respectively. Mr. Reeder joined NTI in 1993 and has managed quantitative equity portfolios. Mr. Reeder is also a portfolio manager of the other Equity Index Funds. Ms. Johnston joined NTI in 1997 and has managed passive and index products for large, medium and small capitalization mandates.
The managers for the Small Cap Index Fund are Brent D. Reeder, Senior Vice President of NTI and Yair A. Walny, CFA, Vice President of NTI. Messrs. Reeder and Walny have been managers of the Fund since November 2006 and July 2019, respectively. Mr. Walny joined Northern Trust Company in 2009 and NTI in 2012 where he supports the Equity Index team in pre‑trade and post-trade activity. Mr. Reeder manages various quantitative equity portfolios. Mr. Reeder is also a portfolio manager of the other Equity Index Funds.
The managers for the Stock Index Fund are Brent D. Reeder, Senior Vice President of NTI and Chris J. Jaeger, Vice President of NTI. Mr. Reeder and Mr. Jaeger have been managers of the Fund since November 2006 and July 2019, respectively. Mr. Reeder joined NTI in 1993 and has managed quantitative equity portfolios. Mr. Reeder is also a portfolio manager of the other Equity Index Funds. Mr. Jaeger joined NTI in 2000 and has managed equity index portfolios.
The managers for the Global Sustainability Index Fund are Brent D. Reeder, Senior Vice President of NTI and Steven J. Santiccioli, Vice President of NTI. Messrs. Reeder and Santiccioli have been managers of the Fund since July 2019. Mr. Santiccioli joined NTI in 2003. Mr. Reeder manages various quantitative equity portfolios. Mr. Reeder is also a portfolio manager of the other Equity Index Funds.
FIXED INCOME AND TAX‑EXEMPT FIXED INCOME FUNDS
The managers for the Bond Index Fund are Kevin J. O’Shaughnessy, CFA, and Chaitanya Mandavakuriti, CFA, each a Vice President of NTI. Mr. O’Shaughnessy and Mr. Mandavakuriti have been managers of the Fund since July 2019 and March 2021, respectively. Mr. O’Shaughnessy has been an investment manager since 1990 and joined NTI in 1997. Mr. O’Shaughnessy is a Senior Fixed Income Portfolio Manager responsible for quantitative fixed income portfolios. Mr. Mandavakuriti joined NTI in 2013 and is a Fixed Income Portfolio Manager responsible for the management of international fixed income index portfolios with a focus on credit.
The managers for the Core Bond Fund and the Fixed Income Fund are Morten Olsen, Senior Vice President of NTI, and Daniel J. Personette, Vice President of NTI. Mr. Olsen and Mr. Personette have been the managers of the Funds since September 2020 and July 2013, respectively. Mr. Olsen joined NTI in 2009 and is a Director of Multi-Sector Portfolio Management. Mr. Olsen is also a portfolio manager of the Ultra-Short Fixed Income Fund. Mr. Personette joined NTI in 1996 and has managed various fixed income portfolios. Mr. Personette is also a portfolio manager of the Short-Intermediate U.S. Government Fund, U.S. Government Fund and U.S. Treasury Index Fund.
The managers for the High Yield Fixed Income Fund is Eric R. Williams, Vice President of NTI and Benjamin J. McCubbin, CFA of NTI. Mr. Williams and Mr. McCubbin have been managers of the Fund since October 2016 and September 2020, respectively. Mr. Williams joined NTI in January 2010 and is a Senior Portfolio Manager in the Fixed Income Group assisting in the management of various fixed income funds. Mr. McCubbin joined NTI in 2018 and is a Portfolio Manager in the Fixed Income Group. Prior to Northern, Mr. McCubbin began his career in 2014 and was a fixed income portfolio manager at Howe & Rusling and gained broad fixed income experience at Manning & Napier.
The managers for the Short Bond Fund are Mousumi Chinara, CFA, and Bilal Memon, each a Vice President of NTI. Ms. Chinara and Mr. Memon have been managers of the Fund since July 2019. Ms. Chinara joined NTI in 2019 and is a senior portfolio manager in the Fixed Income group, where she manages ultra-short and active long duration portfolios. Ms. Chinara also is a manager for the Tax‑Advantaged Ultra-Short Fixed Income Fund. Mr. Memon joined NTI in 2007 and is a portfolio manager in the Short Duration Fixed Income Group. Mr. Memon also is a portfolio manager for the Ultra-Short Fixed Income Fund.
The managers for the Short-Intermediate U.S. Government Fund and the U.S. Government Fund are Michael R. Chico, Vice President of NTI and Daniel J. Personette, Vice President of NTI. Mr. Chico and Mr. Personette have been managers of the Funds since July 2013 and October 2018, respectively. Mr. Chico joined NTI in 2005 and is a member of the Active Long Duration Strategy Team and responsible for quantitatively managing and trading fixed income accounts. Mr. Chico is also a portfolio manager of the U.S. Treasury Index Fund. Mr. Personette joined NTI in 1996 and has

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managed various fixed income portfolios. Mr. Personette is also a portfolio manager of the Core Bond Fund, Fixed Income Fund and U.S. Treasury Index Fund.
The managers for the Tax‑Advantaged Ultra-Short Fixed Income Fund are Mousumi Chinara, CFA, and Patrick D. Quinn, each a Vice President of NTI . Ms. Chinara and Mr. Quinn have been managers of the Fund since February 2020 and June 2009, respectively. Mr. Quinn is a Senior Portfolio Manager in the Ultra-Short Fixed Income Group, which he joined in 2001. Ms. Chinara also is a portfolio manager for the Short Bond Fund.
The managers for the Ultra-Short Fixed Income Fund are Morten Olsen, Vice President of NTI, and Bilal Memon, Vice President of NTI. Mr. Olsen and Mr. Memon have been managers of the Fund since July 2016 and October 2018, respectively. Mr. Olsen joined NTI in 2009 and is a director of the Ultra-Short Fixed Income Group. Mr. Olsen is also a manager of the Core Bond Fund and Fixed Income Fund. Mr. Memon is a portfolio manager in the Short Duration Fixed Income Group and is also a portfolio manager of the Short Bond Fund.
The managers for the U.S. Treasury Index Fund are Michael R. Chico and Daniel J. Personette, each a Vice President of NTI. Mr. Chico and Mr. Personette have been managers of the Fund since July 2013 and March 2021, respectively. Mr. Chico is also a portfolio manager of the Short Intermediate U.S. Government Fund and the U.S. Government Fund. Mr. Personette is also a portfolio manager of the Core Bond Fund, Fixed Income Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund.
The managers for the Arizona Tax‑Exempt Fund are Frederick A. Azar, Vice President of NTI, and Nate Miller, Vice President of NTI. Mr. Azar and Mr. Miller have been managers for the Arizona Tax‑Exempt Fund since June 2018 and October 2018, respectively. Mr. Azar joined NTI in 2004 and has previously managed cash, core, core plus, ultra-short and short bond investments in NTI’s Short Duration Fixed Income Group. Mr. Azar is also a portfolio manager of the California Intermediate Tax‑Exempt Fund, California Tax‑Exempt Fund and Tax‑Exempt Fund. Mr. Miller joined TNTC in 1995 and NTI in 2003 where he is responsible for the management of municipal bond portfolios. Mr. Miller is also a portfolio manager for the Intermediate Tax‑Exempt Fund.
The managers for the California Intermediate Tax‑Exempt Fund and California Tax‑Exempt Fund are Frederick A. Azar, Vice President of NTI, and Adam M. Shane, CFA, Senior Vice President of NTI. Mr. Azar and Mr. Shane have been managers for the Funds since June 2018 and October 2018, respectively. Mr. Azar is also a portfolio manager of the Tax‑Exempt Fund and Arizona Tax‑Exempt Fund. Mr. Shane joined NTI in 2010 and is the director of High Yield Municipal Fixed Income Group. Mr. Shane is also a portfolio manager for the High Yield Municipal Fund.
The managers for the High Yield Municipal Fund are Adam M. Shane, CFA, Senior Vice President of NTI, and Stephanie L. Woeppel, Vice President of NTI. Mr. Shane and Ms. Woeppel have been portfolio managers of the Fund since August 2018. Ms. Woeppel joined NTI in 2012 and has served as the director of Municipal Credit Research and as a senior research analyst. Mr. Shane is also a portfolio manager for the California Intermediate Tax‑Exempt Fund and California Tax‑Exempt Fund.
The managers for the Intermediate Tax‑Exempt Fund are Timothy T.A. McGregor, Senior Vice President of NTI, and Nate Miller, Vice President of NTI. Mr. McGregor and Mr. Miller have been managers for the Fund since November 2000 and October 2018, respectively. Mr. McGregor joined NTI in 1989 and has managed various municipal bond portfolios. Mr. McGregor is also a portfolio manager for the Tax‑Exempt Fund. Mr. Miller is also a portfolio manager for the Arizona‑Tax Exempt Fund.
The managers for the Short-Intermediate Tax‑Exempt Fund are Scott Colby of NTI, and Reid Frankenberg of NTI. Mr. Colby and Mr. Frankenberg have been managers of the Fund since May 2018 and October 2018, respectively. Mr. Colby joined NTI in 2005 and is a portfolio manager in the Tax‑Exempt Fixed Income Group. Mr. Frankenberg joined NTI in 2007 and is a portfolio manager in the Fixed Income Group.
The managers for the Tax‑Exempt Fund are Timothy T.A. McGregor, Senior Vice President of NTI, and Frederick A. Azar, Vice President of NTI. Mr. McGregor and Mr. Azar have been managers of the Fund since November 1998 and October 2018, respectively. Mr. McGregor is also a portfolio manager for the Intermediate Tax‑Exempt Fund. Mr. Azar is also a portfolio manager for the Arizona Tax‑Exempt Fund, California Intermediate Tax‑Exempt and California Tax‑Exempt Fund.
Additional information about the managers’ compensation, other accounts managed by the managers and the managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).
ACTIVE M/ MULTI-MANAGER FUNDS
Christopher E. Vella, CFA, a Senior Vice President of NTI, is the portfolio manager for each of the Funds. Mr. Vella has been with Northern Trust since 2004 and has been the Chief Investment Officer of the Multi-Manager Solutions Group since 2011. Prior to taking on Chief Investment Officer responsibilities, Mr. Vella was the Global Director of Northern’s Manager Research Team. Jessica K. Hart, a Senior Vice President of NTI, is also a portfolio manager of the

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Northern Engage360TM Fund. Ms. Hart has been with Northern Trust since 2000 and has worked in the Multi-Manager Solutions Group since 2003.
Additional information about the managers’ compensation, other accounts managed by the managers and the managers’ ownership of securities in the Funds is available in the SAI.
THE SUB‑ADVISERS TO THE ACTIVE M/MULTI-MANAGER FUNDS
Each Sub‑Adviser has full investment discretion and makes all determinations with respect to the investment of assets of the Fund allocated to it, subject to general supervision of the Investment Adviser and the Board of Trustees.
ACTIVE M EMERGING MARKETS EQUITY FUND
ASHMORE INVESTMENT MANAGEMENT LIMITED (“ASHMORE”). Ashmore has managed a portion of the Fund since March 2020. Ashmore is located at 61 Aldwych, London, United Kingdom. Ashmore was established in 1999 and is focused on investing in emerging market securities for institutional investors. Ashmore offers its services through separate accounts, private investment funds and mutual funds, a selection of which are registered under the Investment Company Act of 1940, as amended. Ashmore is an indirectly held wholly-owned subsidiary of Ashmore Group plc. As of June 30, 2021, Ashmore had $94.4 billion in assets under management.
AXIOM INVESTORS LLC (“AXIOM”). Axiom has managed a portion of the Fund since November 2008. Axiom is a Delaware Limited Liability Company located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 and was founded in 1998. As of June 30, 2021, Axiom had assets under management of approximately $19.8 billion. Axiom employs a bottom‑up, growth-oriented investment discipline that relies on detailed fundamental stock analysis to identify companies that are improving more quickly than is generally expected in the current operating fundamentals of the business. This discipline is rooted in Axiom’s basic philosophy that companies that report better than expected operating results, or positive surprises relative to forecasts that are built into consensus expectations, will generally outperform. Axiom’s primary emphasis is therefore to isolate those companies that are likely to exceed expectations, which it does by identifying and monitoring the key business drivers of each stock. Axiom believes that key business drivers are essentially the leading indicators of earnings and stock price performance.
WESTWOOD GLOBAL INVESTMENTS, LLC (“WESTWOOD”). Westwood has managed a portion of the Fund since November 2008. Westwood is a Massachusetts Limited Liability Company located at One Financial Center, Suite 1620, Boston, Massachusetts 02111 and was founded in 2003. As of June 30, 2021, Westwood had assets under management of approximately $10.92 billion. Westwood’s investment strategy with regard to the Fund seeks to achieve long-term performance driven by a bottom‑up stock selection process in global emerging markets. Westwood’s basic investment philosophy is as follows: 1) investing like everyone else results in earning the same returns; 2) superior stock selection is driven by patient implementation of thorough, bottom‑up fundamental research; and 3) a focused portfolio is a result of conviction. Westwood’s security analysis attempts to identify companies that are undervalued on an absolute basis. A focus is placed on a thorough analysis of the cash flows of a company, how the company generates cash, the sustainability of the cash flow, and how the cash flow is utilized. This process is designed to find a portfolio of higher quality companies with sustainable or improving returns and strong balance sheets.
ACTIVE M INTERNATIONAL EQUITY FUND
CAUSEWAY CAPITAL MANAGEMENT LLC (“CAUSEWAY”). Causeway has managed a portion of the Fund since June 2016. Causeway’s principal office is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway began operations as an investment adviser in June 2001. When investing the Fund’s assets, Causeway follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the non‑U.S. developed and emerging markets, Causeway applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 2,000 equity securities. Causeway uses quantitative valuation screens to further narrow the potential investment candidates. Causeway then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts.
Causeway also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. The process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that Causeway buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. Causeway considers whether a company has each of the following value characteristics in purchasing or selling securities for the fund: (i) low price‑to earnings ratio relative to the sector, (ii) high yield relative to the market, (iii) low price‑to‑book value ratio relative to the market, (iv) low price‑to‑cash flow ratio relative to the market, and (v) financial strength. The Fund generally invests in companies with market

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capitalizations greater than $5 billion at the time of investment. However, investments may be in companies with any market capitalization, including subsequent investments in companies with market capitalizations below $5 billion that were above $5 billion at the time of initial investment. As of June 30, 2021, Causeway had approximately $46.6 billion in assets under management.
POLEN CAPITAL MANAGEMENT, LLC (“POLEN”). Polen has managed a portion of the Fund since September 2020. Polen was founded in 1979 by David Polen and is located at 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431. As of June 30, 2021, Polen had assets under management of approximately $71.94 billion. Polen is an independent registered investment adviser, providing investment advisory services focused on U.S. and International growth-oriented equity strategies. Polen’s investment process focuses on identifying and investing in a concentrated portfolio of high-quality large cap growth companies with durable earnings profiles driven by sustainable competitive advantages, superior financial strength, proven management teams and powerful products/services that can deliver sustainable, above-average earnings growth. Polen believes that maintaining a concentrated portfolio allows for greater long-term return potential that can have a more substantial impact on a portfolio.
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”). Victory Capital has managed a portion of the Fund since June 2016. Victory Capital is located at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is a diversified global asset manager and manages a portion of the Fund through its investment franchise, Trivalent Investments (“Trivalent”). Trivalent employs a bottom‑up investment approach that emphasizes individual stock selection. Trivalent’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. As of June 30, 2021, Victory Capital had approximately $161.9 billion in assets under management and advisement.
WCM INVESTMENT MANAGEMENT, LLC (“WCM”). WCM has managed a portion of the Fund since September 2015. WCM is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is an independent money management firm founded in 1976. WCM provides investment management and sub‑advisory services to public as well as various institutional and sub‑advised accounts. WCM’s investment approach focuses on industry-leading, non‑U.S. organizations led by visionary management teams with sound business strategies. WCM believes that these companies often dominate their industry and are likely to continue that domination in the future; therefore, WCM’s minimum time horizon is typically three to five years. As of June 30, 2021, WCM had approximately $98.0 billion in assets under management.
WELLINGTON MANAGEMENT COMPANY LLP (“WELLINGTON”). Wellington has managed a portion of the Fund since October 2017. Wellington is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2021, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.39 trillion in assets. Wellington’s investment team utilizes bottom‑up fundamental analysis to identify companies that are trading at significant discount relative to their current market price while placing an equal emphasis on companies with strong financials that allow their holdings to realize their value over time.
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
ASHMORE. Ashmore has managed a portion of the Fund since March 2017. For further information regarding Ashmore please refer to the description of Ashmore under Active M. Emerging Markets Equity Fund in the “Fund Management” section on page 207.
GLOBAL EVOLUTION USA, LLC (“GLOBAL EVOLUTION”). Global Evolution has managed a portion of the Fund since October 2017. Global Evolution is a wholly-owned subsidiary of Global Evolution Fondsmaeglerselskab A/S, an investment management company headquartered in Kolding, Denmark. Global Evolution is located at 250 Park Avenue, 15th floor, New York, New York 10177. Global Evolution specializes in emerging markets utilizing a fundamental top‑down analysis of long-term economic and political prospects that enables them to identify attractive investment opportunities and direct their bottom‑up investment approach. The investment team is supported by a fully integrated quantitative risk management team and empowered by unique proprietary systems for advanced portfolio and risk management. As of June 30, 2021, Global Evolution Group had approximately $15.50 billion in assets under management.
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
FIRST SENTIER INVESTORS (AUSTRALIA) IM LTD (“FIRST SENTIER”). First Sentier has managed a portion of the Fund

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since January 2020. First Sentier is a global investment management firm located at Level 5 Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000, Australia. First Sentier seeks to preserve and grow capital through a focus on securities that are attractively valued with superior quality and growth characteristics. First Sentier creates a core infrastructure portfolio diversified by region, country and subsector by investing in companies that own and operate utilities, energy pipelines, transportation and communications. First Sentier targets assets with high barriers to entry, structural growth, strong pricing power, financial strength, management quality and sustainable culture. First Sentier is wholly-owned by Mitsubishi UFJ Trust and Banking Corporation. As of June 30, 2021, First Sentier had approximately $180.91 billion in assets under management.
LAZARD ASSET MANAGEMENT LLC (“LAZARD”). Lazard has managed a portion of the Fund since March 2013. Lazard is a Delaware limited liability company located at 30 Rockefeller Plaza, New York, New York 10112. As of March 31, 2021, Lazard had assets under management of approximately $235.2 billion. Lazard seeks to invest in listed infrastructure companies that own and operate physical infrastructure assets such as toll roads, airports, gas utilities and railroads. Lazard’s pure play definition will lead the manager into assets that naturally exhibit fundamental infrastructure characteristics, such as high barriers to entry and relatively inelastic demand. Lazard does not generally hold infrastructure support companies such as construction, steel or engineering firms that may raise the volatility and correlation to the overall market.
MAPLE-BROWN ABBOTT LIMITED (“MBA”). MBA has managed a portion of the Fund since December 2016. MBA is located at 259 George Street, Sydney, Australia, and had approximately $8.7 billion in assets under management as of June 30, 2021. MBA invests in global listed infrastructure securities that own and/or operate physical infrastructure assets around the world. MBA considers a narrower range of core infrastructure companies with a focus on regulated, contracted and concessions assets or networks that provide essential services to their relevant communities and have a strong strategic position within the economy in which they operate, inflation protection, low volatility compared to global equities and a high level of corporate governance.
MULTI-MANAGER GLOBAL REAL ESTATE FUND
JANUS CAPITAL MANAGEMENT LLC (“JCM”). JCM began managing a portion of the Fund on or about September 8, 2020. JCM is a wholly-owned subsidiary of Janus Henderson Group plc. JCM is located at 151 Detroit Street, Denver, Colorado 80206. As of March 31, 2021, JCM had assets under management of approximately $405.1 billion. JCM provides investment advisory services for domestic and international equity, fixed income, asset allocation and alternative investment strategies. JCM seeks to deliver total return through a combination of capital appreciation and current income by investing in global real estate securities. JCM employs an investment process based on thorough research which, combined with the team’s proprietary investment valuation framework, allows them to identify companies they believe will outperform over the long term. JCM takes an active approach to building an all capitalization, concentrated portfolio of 50 to 60 real estate securities that is diversified across property types.
MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”). MFS has managed a portion of the Fund since January 2018. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $662 billion as of May 31, 2021. MFS uses an active bottom‑up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered in selecting investments for the Fund may include an issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/NAV ratio, market price, and the ability of an issuer to grow from operations. MFS may also consider environmental, social and governance (“ESG”) factors in its fundamental investment analysis, where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, an issuer’s governance structure and practices, social issues such as diversity and labor practices, and environmental issues such as climate change impact.
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
DDJ CAPITAL MANAGEMENT, LLC (“DDJ”). DDJ has managed a portion of the Fund since September 2012. DDJ, a Massachusetts limited liability company, was founded in 1996 and is located at 130 Turner Street, Building 3, Suite 600, Waltham, Massachusetts 02453. As of June 30, 2021, DDJ had assets under management of approximately $8.3 billion. DDJ adheres to a value-oriented, bottom‑up, fundamental investment philosophy in implementing each of its investment strategies.
NEUBERGER BERMAN INVESTMENT ADVISERS LLC (“NBIA”). NBIA has managed a portion of the Fund since July 2011. NBIA is a registered investment adviser and is an indirect, wholly

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owned subsidiary of Neuberger Berman Group LLC (together with NBIA and its other investment adviser affiliates, “Neuberger Berman”). Neuberger Berman was founded in 1939. NBIA’s principal office is located at 1290 Avenue of the Americas, New York, New York 10104. As of June 30, 2021, Neuberger Berman had $433 billion in assets under management. NBIA bases investment decisions primarily on its own research, while drawing on dedicated research teams whose sole purpose is finding attractive investment opportunities.
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. (“NOMURA”). Nomura has managed a portion of the Fund since June 2016. Nomura’s principal office is located at Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316. Nomura was founded in March 1991 as a subsidiary of Nomura Holding America Inc. and is a registered investment adviser. Nomura is a boutique investment management firm that specializes in the below investment grade credit market, focusing on U.S. and global high yield bonds and emerging market debt. Nomura believes that a total return approach driven by credit research is the best way to generate alpha in the high yield market. As of June 30, 2021, Nomura had $29.5 billion in assets under management.
NORTHERN ENGAGE360™ FUND
ARIEL INVESTMENTS, LLC (“ARIEL”). Ariel has managed a portion of the Fund since inception. Ariel was formed in 1983 by John W. Rogers, Jr. Ariel is located at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. Ariel offers three investment strategy approaches: value (comprised of small cap value, small cap value concentrated, small/mid cap value and mid cap value), focused value and global (comprised of global, global concentrated, international developed markets and international developed markets/emerging markets). John W. Rogers, Jr. is the founder, co‑chief executive officer and chairman of Ariel. Mellody Hobson is the co‑chief executive officer and president of Ariel. As of June 30, 2021, Ariel had approximately $16.8 billion in assets under management on a discretionary basis.
ARISTOTLE CAPITAL MANAGEMENT, LLC (“ARISTOTLE CAPITAL”). Aristotle Capital has managed a portion of the Fund since inception. Aristotle Capital, formerly Reed Conner & Birdwell, LLC, is located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. Aristotle Capital and its predecessor firms have been in business since 1959. As of June 30, 2021, Aristotle Capital managed approximately $54.21 billion in assets on a discretionary basis. Aristotle Capital offers value equity, international equity and global equity investment strategies and employs a fundamental, bottom‑up stock selection process.
ARK INVESTMENT MANAGEMENT, LLC (“ARK”). ARK has managed a portion of the Fund since November 29, 2018. ARK is a Delaware limited liability company founded in 2014 and located at 3 East 28th Street, Seventh Floor, New York, New York 10016. ARK focuses on disruptive innovation and identifying opportunities resulting from technological innovations such as robotics, big data, machine learning, blockchain technology, cloud computing, energy storage and DNA sequencing. ARK provides investment advisory and management services to various types of clients, including exchange traded funds, mutual funds and other open-ended collective investment funds, separately managed account programs sponsored by non‑affiliates. As of June 30, 2021, ARK had approximately $83.1 billion in assets under management.
EARNEST PARTNERS, LLC (“EARNEST PARTNERS”). EARNEST Partners has managed a portion of the Fund since inception. EARNEST Partners is located at 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309. As of June 30, 2021, EARNEST Partners had assets under management of $31.1 billion. EARNEST Partners is a fundamental, bottom‑up investment manager. EARNEST Partners implements its investment philosophy through fundamental analysis and risk management that seeks to minimize the risk of underperformance versus the assigned benchmark. After screening the relevant universe, EARNEST Partners utilizes fundamental analysis and a statistical risk management approach to select Fund investments.
MAR VISTA INVESTMENT PARTNERS, LLC (“MAR VISTA”). Mar Vista has managed a portion of the Fund since November 29, 2018. Mar Vista is a Delaware limited liability company founded in 2007, with principal offices located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025. Mar Vista offers investment advisory services to individuals, pension and profit sharing plans, trusts, estates, corporations, and other institutional clients. Mar Vista seeks to invest in companies that provide a broad economic benefit with sustainable competitive advantages and attractive returns on capital. As of June 30, 2021, Mar Vista had approximately $4.20 billion in assets under management.
STRATEGIC GLOBAL ADVISORS, LLC (“SGA”). SGA has managed a portion of the Fund since inception. SGA is an independent, employee and women majority owned and controlled limited liability company with principal offices at 100 Bayview Circle, Suite 650, Newport Beach, California 92660. SGA was founded in 2005 by Cynthia Tusan, CFA, a control person of SGA, and as of June 30, 2021 had assets under management of approximately $4.28 billion. SGA manages client portfolios in international large cap, all cap, small cap, small‑mid cap, domestic and global equity strategies. SGA may also manage emerging markets equity strategies for institutions and individuals.

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LEGAL PROCEEDINGS
In 2007, the Large Cap Core Fund, the Large Cap Value Fund and the Stock Index Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy‑out transaction (the “LBO”), Tribune was converted from a public company to a privately held company. Tribune later filed for bankruptcy. On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011, the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. et al. v. Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, were consolidated into a Multi-District Litigation proceeding, in the Southern District of New York (the “District Court”). The cases attempt to claw back the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.
The former shareholder defendants filed motions to dismiss, each of which was granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. On December 19, 2019, the Second Circuit issued an amended decision that affirmed dismissal of the constructive fraudulent transfer claims, holding that the safe harbor of Section 546(e) of the Bankruptcy Code applies. On February 6, 2020, the Second Circuit denied plaintiffs’ petition for a rehearing en banc. Plaintiffs filed a Writ of Certiorari with the United States Supreme Court on July 6, 2020 to seek review of the Second Circuit’s amended decision. On April 19, 2021, the Supreme Court denied the Plaintiffs’ Petition for Writ of Certiorari.
The motion to dismiss the Committee Action was also granted by the District Court. The Plaintiff in the Committee Action also sought from the District Court leave to amend the complaint with an additional claim for constructive fraudulent transfer based upon the decision in Merit Management. The motion for leave to amend was denied on April 23, 2019. On June 13, 2019, the District Court entered a final judgment on the claim dismissed. On July 12, 2019, the Trustee filed a notice of appeal stating that it was appealing the final judgment and the April 23, 2019 decision and related orders to the Second Circuit Court of Appeals. The appeal was fully briefed, and argument on the appeal took place on August 24, 2020. The Second Circuit has not yet issued a decision.
The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the Northern Institutional Funds Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on a Fund’s NAV. The Funds intend to vigorously defend these actions.
On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20‑cv‑01129 and 20‑cv‑01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”), including the Small Cap Core Fund, Small Cap Index Fund and Small Cap Value Fund (together, the “Funds”). The claims stem from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265), Small Cap Index Fund ($683,610), and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee seek to claw back these proceeds for the benefit of the

214	NORTHERN FUNDS PROSPECTUS

Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including the Funds, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision and the actions are currently on appeal before the U.S. Court of Appeals for the Second Circuit. The Funds intend to continue to vigorously defend themselves against this action.

NORTHERN FUNDS PROSPECTUS	215

OTHER FUND SERVICES
TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub‑administration agreement with NTI. NTI pays TNTC for its sub‑administration services out of its management fees, which do not represent additional expenses to the Funds.
TNTC, as Transfer Agent, is entitled to transfer agent fees at an annual rate of 0.0385% of the average daily net assets of each Fund. TNTC, as Custodian, receives an amount based on a pre‑determined schedule of charges approved by the Trust’s Board of Trustees.
Pursuant to an exemptive order issued by the SEC, TNTC also may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.
Each Fund may invest its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. The uninvested cash of each of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio are at an annual rate of 0.25% of the average daily NAV of those assets. However, to the extent of any duplicative advisory fees, the Investment Adviser will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in the Portfolio.
TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no‑action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.
Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

216	NORTHERN FUNDS PROSPECTUS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO‑LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you decide whether a Fund or Funds fit your investment needs. Keep in mind, however, that no guarantee can be made that a Fund will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers money market funds, which are described in a separate prospectus.
Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, financial intermediaries and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 223.)
SHARE CLASSES – SMALL CAP CORE, U.S. QUALITY ESG AND GLOBAL SUSTAINABILITY INDEX FUNDS ONLY
The Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund are authorized to offer two classes of shares: Class I shares and Class K shares. The below information pertains only to the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund. All other Funds in this prospectus offer a single class of shares (the “Shares” class).

∎	Class I shares are available to investors purchasing only through an authorized intermediary that has entered into a service agreement and receives a service fee from a Fund.

∎
Class K shares are available to investors purchasing directly with the Trust and through an account at Northern Trust (or an affiliate) or an authorized intermediary that does not receive a service fee from a Fund.

Shares of each class bear their pro rata portion of all operating expenses paid by a Fund, except for service fee amounts payable under the Service Plan that has been adopted for the Funds’ Class I shares.
Under the Service Plan for Class I shares of the Funds, NTI and the Trust are authorized to enter into written agreements on behalf of the Funds with financial intermediaries (including banks, trust companies, brokers, investment advisers, securities dealers, financial institutions and other industry professionals) that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of the Funds (collectively, “Service Organizations”). Pursuant to such agreements, Service Organizations provide support services to their clients who beneficially own Class I shares of the Funds.
The Service Plan provides for payments at an annual rate of up to 0.15% of the average daily NAV of Class I shares of the Funds beneficially owned by such clients.
NTI has contractually agreed to limit the payments pursuant to the Service Plan to the following annual rates (expressed as a ratio of the average daily NAV of the Class I shares of the Fund):

Fund	Class I Service Fee Limit
Small Cap Core Fund	0.10%
U.S. Quality ESG Fund	0.10%
Global Sustainability Index Fund	0.05%
PURCHASING SHARES
You may purchase Shares Class of a Fund and Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain authorized intermediaries. Class I shares of a Fund may only be purchased through certain authorized intermediaries. With certain limited exceptions, each class of the Funds is generally available only to investors residing in the United States or through a United States based financial intermediary and may not be distributed by a foreign financial intermediary. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800‑595‑9111.
OPENING AN ACCOUNT
THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” beginning on page 223 for additional information regarding purchases of Fund shares through authorized intermediaries. If you purchase shares through an authorized intermediary, that intermediary may impose different investment minimums than those set forth by the Funds as described in this Prospectus. The Funds are not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

NORTHERN FUNDS PROSPECTUS	217

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase Shares Class of a Fund and Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment for Shares and Class K shares is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.
For your convenience, there are a number of ways to invest directly in the Funds:
BY MAIL

∎	Read this Prospectus carefully.

∎	Complete and sign the New Account Application.

∎	Enclose a check payable to Northern Funds.

∎	If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by acceptable evidence of authority (if applicable).

∎	Mail your check, acceptable evidence of authority (if applicable) and completed New Account Application to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 228.

∎	For overnight delivery use the following address:
Northern Funds
c/o The Northern Trust Company
333 South Wabash Avenue
Chicago, Illinois 60604

∎	FOR SUBSEQUENT INVESTMENTS:

∎	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

∎	Indicate on your check or a separate piece of paper your name, address and account number.
All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, traveler’s checks, money orders and third party checks are not acceptable.
BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER
TO OPEN A NEW ACCOUNT:

∎
For information and/or instructions regarding the purchase of Shares Class or Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund, call the Northern Funds Center at 800‑595‑9111.

∎	Complete a New Account Application and send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
TO ADD TO AN EXISTING ACCOUNT:

∎	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
(Reference 10‑Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)
BY DIRECT DEPOSIT
TO PURCHASE ADDITIONAL SHARES:

∎	Determine if your employer has direct deposit capabilities through the ACH.

∎	Have your employer send payments to:
ABA Routing No. 0710-00152
(Reference 10‑Digit Fund account number, with no spaces (e.g., ##########))
(Reference Shareholder’s Name)

∎	The minimum periodic investment for direct deposit is $50.
BY AUTOMATIC INVESTMENT
TO OPEN A NEW ACCOUNT:

∎	Complete a New Account Application, including the Automatic Investment section.

∎	Send it to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The minimum initial investment in each of the Funds is $250; $50 for monthly minimum additions.

218	NORTHERN FUNDS PROSPECTUS

TO ADD TO AN EXISTING ACCOUNT:

∎	Call 800‑595‑9111 to obtain an Automatic Investment Plan Form.

∎	The minimum for automatic investment additions is $50.
If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.
BY DIRECTED REINVESTMENT
You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

∎	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

∎	Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).
BY EXCHANGE
All Funds except the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund:
You may open a new account or add to an existing account by exchanging Shares Class shares of one fund of the Trust for: (1) Shares Class shares of any other fund offered by the Trust, or where available through your Northern Funds account or certain financial intermediaries, or (2) Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund. See “Selling Shares—By Exchange.”
Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund Only:
With respect to the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund, you may open a new account or add to an existing account by exchanging Class K shares or Class I shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund of the Trust for shares of the same class of Small Cap Core Fund, U.S. Quality ESG Fund or Global Sustainability Index Fund or for the Shares class of another fund offered by the Trust. See “Selling Shares—By Exchange.”
BY INTERNET
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.
THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you have an account with Northern Trust, you may purchase Shares Class and Class K shares through Northern Trust. You also may purchase shares of any class through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800‑595‑9111. Northern Trust and other financial institutions may impose charges against your account, which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.
SELLING SHARES
THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” beginning on page 223 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.
REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS
If you purchased Shares Class or Class K shares directly from the Funds or, if you purchased your Shares Class or Class K shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
BY MAIL
SEND A WRITTEN REQUEST TO:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
THE REDEMPTION REQUEST MUST INCLUDE:

∎	The number of shares or the dollar amount to be redeemed;

∎	The Fund account number;

∎	The signatures of all account owners;

NORTHERN FUNDS PROSPECTUS	219

∎	A signature guarantee also is required if:

∎	The proceeds are to be sent elsewhere than the address of record, or

∎	The redemption amount is greater than $100,000.
BY WIRE
If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

∎	You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank.

∎	Call the Transfer Agent at 800‑595‑9111 for instructions.

∎	The minimum amount that may be redeemed by this method is $250.
BY SYSTEMATIC WITHDRAWAL
If you own Shares Class or Class K shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

∎	Call 800‑595‑9111 for an application form and additional information.

∎	The minimum amount is $250 per withdrawal.
BY EXCHANGE
The Trust offers you the ability to exchange Shares Class or Class K shares of one fund in the Trust for the Shares Class or Class K shares of another fund in the Trust. If you hold your shares through certain financial intermediaries, you may have limited exchangeability among the Funds and into other funds of the Trust.

∎	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

∎	Call 800‑595‑9111 for more information.
BY TELEPHONE
If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

∎	If your account is already opened, send a written request to:
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

∎	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

∎	Call 800‑595‑9111 to use the telephone privilege.

∎
During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport.
For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.
REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

∎
Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Class I shares or Class K shares of the Global Sustainability Index Fund, High Yield Fixed Income Fund, and each of the Active M/Multi-Manager Funds held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

∎	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

220	NORTHERN FUNDS PROSPECTUS

CHOOSING A SHARE CLASS - SMALL CAP CORE FUND, U.S. QUALITY ESG FUND AND GLOBAL SUSTAINABILITY INDEX FUND
FUNDS CONTACT INFORMATION
Additional information about the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund, including class features and policies, can be obtained, free of charge, at northernfunds.com, by calling toll-free at 800‑595‑9111, or by writing to Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.
SUMMARY OF SHARE CLASS FEATURES
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of a Fund. The share class of a Fund you select through your intermediary may have higher fees than other share classes of the same Fund available through other financial intermediaries. An investor transacting in a class of a Fund’s shares without any front‑end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a 12b‑1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes a Fund offers, which share classes are available to you and which share class(es) is/are appropriate to you. In all instances, it is your responsibility to notify your financial intermediary or the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things, the fees (e.g., service fees) and expenses for each share class.
SHARE CLASS FEATURES
Not all series of the Trust offer every class of shares. The Funds offer the classes of shares set forth on the cover of this prospectus. The following summarizes the primary features of Class K shares and Class I shares.

Share Class	Eligible Investors; Minimum Initial Investments	Maximum Service Fees(a)
Class K
Eligibility: Investors who purchase directly with Northern Funds, through an account at Northern Trust (or an affiliate) or an authorized intermediary that does not receive a service fee from a Fund.

Minimum Initial Investment: The minimum initial investment is $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates).(b)
None
Class I
Eligibility: Investors purchasing shares through certain external intermediaries who have entered into a service agreement and receive a service fee from a Fund.

Minimum Initial Investment: There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Funds.(b)
Up to 0.15% service fee. Contractually limited to 0.10% for the U.S. Quality ESG Fund and Small Cap Core Fund. Contractually limited to 0.05% for the Global Sustainability Index Fund.

(a)
The 0.15% service fee is the maximum applicable fee under the Fund’s Amended and Restated Service Plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on service fees, see Choosing a Share Class – Service Fees.

(b)
An authorized intermediary may impose different investment minimums than those set forth above. The Funds are not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

The Board has approved, and the Northern Funds have adopted, an amended and restated service plan that sets the service fees that are periodically deducted from the Funds’ Class I shares. These fees are calculated daily and are intended to compensate eligible financial intermediaries for directly or indirectly providing services to shareholders. Because the fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

NORTHERN FUNDS PROSPECTUS	221

The table below shows the maximum annual service fees (as an annual percentage of average daily net assets) and the total amount of such fees applicable to Class I shares and Class K shares of each Fund:

Fund	Maximum Service Fee	Contractual Fee Limitation
Small Cap Core Fund
Class K	None	None
Class I	0.15%	0.10%
U.S. Quality ESG Fund
Class K	None	None
Class I	0.15%	0.10%
Global Sustainability Index Fund
Class K	None	None
Class I	0.15%	0.05%

222	NORTHERN FUNDS PROSPECTUS

ACCOUNT POLICIES AND OTHER INFORMATION
CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each class of shares of a Fund is calculated by dividing the value of the Fund’s net assets attributed to that class by the number of the Fund’s outstanding shares of the class. For each class of shares, the NAV is calculated on each Business Day (see “Business Day” on page 228) as of 3:00 p.m. Central time for each Fund. Shares of the Fixed Income Funds, Tax‑Exempt Fixed Income Funds, Northern Engage360™ Fund and the Multi-Manager High Yield Opportunity Fund may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day or on the days when the Federal Reserve Bank of New York is open. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 228.
Equity securities listed on a recognized U.S. securities exchange or quoted on the NASDAQ National Market System, including shares of exchange-traded funds, are priced at the regular trading session’s closing price on the exchange or system in which such securities are principally traded. Securities not traded on the valuation date are priced at the most recent quoted bid price.
Investments of the Funds not traded on an exchange for which market quotations are readily available will be valued using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board of Trustees. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the value of the Funds’ investments may be otherwise determined in good faith by NTI under procedures established by the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.
A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.
If a Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.
TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

∎	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

∎
The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust or its agent and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s or its agent’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non‑Business Day or after 3:00 p.m. Central time on any Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.
MISCELLANEOUS PURCHASE INFORMATION.

∎
You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

∎	Exchanges into a Fund from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

NORTHERN FUNDS PROSPECTUS	223

∎
You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

∎
The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

∎	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 228.

∎
If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to such state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).
Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non‑Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).
PAYMENT OF REDEMPTION PROCEEDS. If your account is held directly with a Fund, it is expected that the Fund will typically pay out redemption proceeds to shareholders by the next Business Day following receipt of a redemption request.
If your account is held through an intermediary, the length of time to pay redemption proceeds typically depends, in part, on the terms of the agreement in place between the intermediary and a Fund. For redemption proceeds that are paid either directly to you from a Fund or to your intermediary for transmittal to you, it is expected that payments will typically be made by wire, by ACH or by issuing a check by the next Business Day following receipt of a redemption request in good order from the intermediary by a Fund. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three Business Days following receipt of a redemption request in good order.
However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”
It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, proceeds from the sale of portfolio securities, or borrowing from banks, including through the Trust’s committed, unsecured credit facility (see “Credit Facility and Borrowing,” beginning on page 270). It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in-kind in order to meet shareholder redemption requests. A Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in‑kind). Redemption in‑kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by a Fund.
REDEMPTION FEES. The International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Global Sustainability Index Fund, High Yield Fixed Income Fund and each of the Active M/Multi-Manager Funds charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first‑in, first‑out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.
The Funds are authorized to waive the redemption fee for the following transactions:

∎
Redemptions from omnibus accounts, fee‑based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

∎
Redemptions where the shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

224	NORTHERN FUNDS PROSPECTUS

∎
Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

∎	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

∎	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

∎	Redemptions to satisfy minimum required distributions from retirement accounts;

∎	Redemptions representing the return of excess contributions in retirement accounts;

∎	Redemptions initiated by the Fund; and

∎	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.
In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.
Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Funds may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Funds. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.
MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

∎	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

∎	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

∎
The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

∎
If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

∎
Subject to applicable law, the Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

∎
Subject to applicable law, the Trust, Northern Trust and their agents reserve the right to involuntarily redeem or suspend an account at the Fund’s then current NAV of the applicable share class, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or other circumstances determined to be in the best interest of the Trust and its shareholders.

∎
The Trust, Northern Trust and their agents reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s or authorized agent’s death until Northern Trust receives required documentation in correct form; or (iii) if there is a reason to believe a fraudulent transaction may occur or has occurred.

∎
You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northerntrust.com/funds or contact your Relationship Manager.

∎	The Trust reserves the right to change or discontinue any of its redemption procedures.

NORTHERN FUNDS PROSPECTUS	225

∎
The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund. The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the Exchange is closed (other than on holidays or weekends), or during which trading on the Exchange is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a Fund or the determination of the fair value of a Fund’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Fund shareholders.

∎
The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

∎	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 228.
EXCHANGE PRIVILEGES. You may exchange Shares Class shares of one fund in the Trust for Shares Class shares of another fund in the Trust or Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund only if the registration of both accounts is identical. You may also exchange Class I shares or Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund for shares of the same class of Small Cap Core Fund, U.S. Quality ESG Fund or Global Sustainability Index Fund or for the Shares Class shares of another fund in the Trust, only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.
The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.
POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Funds that invest in issuers located in emerging and frontier markets, as securities of emerging and frontier market issuers tend to be less liquid than securities of issuers located in developed markets. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.
To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

∎	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

∎	systematic withdrawal plans and automatic exchange plans;

∎	reinvestment of dividends, distributions or other payments;

∎	a death or post-purchase disability of the beneficial owner of the account;

∎	minimum required distributions from retirement accounts;

∎	the return of excess contributions in retirement accounts; and

∎	redemptions initiated by a Fund.

226	NORTHERN FUNDS PROSPECTUS

In addition, the International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Global Sustainability Index Fund, High Yield Fixed Income Fund, and the Active M/Multi-Manager Funds each impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 224. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.
Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund.
The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.
If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.
IN‑KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in‑kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.
TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 219 or 220 for initiating transactions by the Internet.
The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record. The Trust reserves the right to refuse a telephone redemption subject to applicable law.
MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”). Additional requirements may be imposed. In accordance with SEC

NORTHERN FUNDS PROSPECTUS	227

regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.
SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.
BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including acceptable evidence of authority (if applicable). Requests must include the following:

∎	The account number (if issued) and Fund name;

∎	The amount of the transaction, in dollar amount or number of shares;

∎	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

∎	Required signature guarantees, if applicable; and

∎
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800‑595‑9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.
CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. Each Fixed Income Fund and the Multi-Manager High Yield Opportunity Fund reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the bond markets close early. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Fixed Income Fund, each Tax‑Exempt Fixed Income Fund and the Multi-Manager High Yield Opportunity Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next Business Day.
In addition, the Board of Trustees of the Trust also may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.
EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.
To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800‑595‑9111 or visit northerntrust.com/funds.
FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the

228	NORTHERN FUNDS PROSPECTUS

Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.
The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust that perform support services for their customers who own Fund shares (“Service Organizations”). These support services may include:

∎	assisting investors in processing purchase, exchange and redemption requests;

∎	processing dividend and distribution payments from the Funds;

∎	providing information to customers showing their positions in the Funds; and

∎	providing subaccounting services with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting services.
For their services, Service Organizations may receive fees from Class I shares or Shares of a Fund at annual rates of up to 0.15% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on‑going basis, they will increase the cost of your investment in the Funds.
NTI has contractually agreed to limit the payments pursuant to the Service Plan of the Class I shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund to the following annual rates (expressed as a ratio of the average daily NAV of the Class I shares of the Funds):

Fund	Class I Service Fee Limit
Small Cap Core Fund	0.10%
U.S. Quality ESG Fund	0.10%
Global Sustainability Index Fund	0.05%
The Funds’ arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board of Trustees.
Northern Trust also may provide compensation to certain dealers and Service Organizations, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one‑time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.
Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.
Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal counsel.
State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.
INVESTMENTS BY OTHER INVESTMENT COMPANIES. From time to time, an unaffiliated investment company (an “Investing Fund”) may invest in the Small Cap Core Fund, U.S. Quality ESG Fund, Global Sustainability Index Fund, and each Equity Index Fund in excess of the limits set forth in the 1940 Act in reliance on an exemptive order issued by the SEC to the Investing Fund (an “Investing Fund Order”). Pursuant to the requirements of such an Investing Fund Order, the Trust will (i) enter into a Participation Agreement with the Investing Fund setting forth the terms and conditions of the investment by the Investing Fund and (ii) adopt a policy that the Fund in which the Investing Fund intends to invest will not acquire during the term of the Participation Agreement any securities of another investment company in excess of the limitations set forth in the 1940 Act, subject to certain exceptions.
PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

NORTHERN FUNDS PROSPECTUS	229

A complete schedule of each Fund’s holdings, current as of calendar quarter‑end, except for the Global Tactical Asset Allocation Fund, each Equity Index Fund, the Bond Index Fund, U.S. Treasury Index Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, which will be current as of calendar month‑end, will be available on the Trust’s website at northerntrust.com/funds no earlier than ten (10) calendar days after the end of the respective period. The Funds will also publish their top ten holdings on their website, current as of month-end, no earlier than ten (10) calendar days after the end of the month. For the Global Tactical Asset Allocation Fund, the information posted to the website is the percentage of the Fund’s holdings in the Underlying Funds. This information will remain available on the website at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders. A Fund may publish on the Trust’s website a complete schedule of its portfolio holdings and certain other information regarding portfolio holdings more frequently in accordance with the Trust’s policy.
A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.
SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. The reports will be made available on the Portfolios’ website at https://www.northerntrust.com/united‑states/what‑we‑do/investment‑management/northern‑funds/literature. Unless you have elected to receive the reports in paper, you will be notified by mail each time a report is posted and provided a website link to access the report. You may elect to receive future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800‑595‑9111 or by sending an e‑mail request to northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with the Trust.
If we have received appropriate written consent, we send a single copy of all materials, including prospectuses, financial reports, proxy statements or information statements and other notices to all shareholders who share the same mailing address, even if more than one person in a household holds shares of a Fund. If you do not want your mailings combined with those of other members of your household, you may opt‑out at any time by contacting the Northern Funds Center by telephone at 800‑595‑9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e‑mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your opt‑out notice. The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800‑595‑9111 or by sending an e‑mail to: northern‑funds@ntrs.com.

230	NORTHERN FUNDS PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.
Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.
The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
GLOBAL TACTICAL ASSET ALLOCATION	Quarterly	Annually
INCOME EQUITY	Monthly	Annually
INTERNATIONAL EQUITY	Annually	Annually
LARGE CAP CORE	Quarterly	Annually
LARGE CAP VALUE	Annually	Annually
SMALL CAP VALUE	Annually	Annually
EMERGING MARKETS EQUITY INDEX	Annually	Annually
GLOBAL REAL ESTATE INDEX	Quarterly	Annually
INTERNATIONAL EQUITY INDEX	Annually	Annually
MID CAP INDEX	Annually	Annually
SMALL CAP INDEX	Annually	Annually
STOCK INDEX	Quarterly	Annually
SMALL CAP CORE	Annually	Annually
U.S. QUALITY ESG FUND	Quarterly	Annually
GLOBAL SUSTAINABILITY INDEX	Annually	Annually
BOND INDEX	Declared daily, paid monthly	Annually
CORE BOND	Declared daily, paid monthly	Annually
FIXED INCOME	Declared daily, paid monthly	Annually
HIGH YIELD FIXED INCOME	Declared daily, paid monthly	Annually
SHORT BOND	Declared daily, paid monthly	Annually
SHORT-INTERMEDIATE U.S. GOVERNMENT	Declared daily, paid monthly	Annually
TAX‑ADVANTAGED ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually
ULTRA-SHORT FIXED INCOME	Declared daily, paid monthly	Annually
U.S. GOVERNMENT	Declared daily, paid monthly	Annually
U.S. TREASURY INDEX	Declared daily, paid monthly	Annually
ARIZONA TAX‑EXEMPT	Declared daily, paid monthly	Annually
CALIFORNIA INTERMEDIATE TAX‑EXEMPT	Declared daily, paid monthly	Annually
CALIFORNIA TAX‑EXEMPT	Declared daily, paid monthly	Annually
HIGH YIELD MUNICIPAL	Declared daily, paid monthly	Annually
INTERMEDIATE TAX‑EXEMPT	Declared daily, paid monthly	Annually
SHORT-INTERMEDIATE TAX‑EXEMPT	Declared daily, paid monthly	Annually
TAX‑EXEMPT	Declared daily, paid monthly	Annually

NORTHERN FUNDS PROSPECTUS	231

Fund	Dividends, if any, Declared and Paid*	Capital Gains, if any, Declared and Paid
ACTIVE M EMERGING MARKETS EQUITY	Annually	Annually
ACTIVE M INTERNATIONAL EQUITY	Annually	Annually
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY	Quarterly	Annually
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	Quarterly	Annually
MULTI-MANAGER GLOBAL REAL ESTATE	Quarterly	Annually
MULTI-MANAGER HIGH YIELD OPPORTUNITY	Monthly	Annually
NORTHERN ENGAGE360™ FUND	Annually	Annually

*	Shares of Funds that declare dividends daily are entitled to the dividends declared, if any, by a Fund beginning on the next Business Day after the purchase order is executed.

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TAX CONSIDERATIONS
The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal income tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax professional for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
DISTRIBUTIONS. Each Fund has elected and intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income generally are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 20%. Gains from REITs and Master Limited Partnerships (“MLPs”) that are unrecaptured Section 1250 gains are subject to tax at a maximum rate of 25%. U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds are subject to the Medicare contribution tax on their “net investment income,” which includes non‑exempt interest, dividends and capital gains at a rate of 3.8%.
The Tax‑Exempt Fixed Income Funds and the Tax‑Advantaged Ultra-Short Fixed Income Fund intend to pay “exempt-interest dividends” that generally are exempt from federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount” and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by an applicable Fund may be an item of tax preference for purposes of determining federal alternative minimum tax liability. Shareholders who are recipients of Social Security Act or Railroad Retirement benefits should note that exempt interest dividends will be taken into account in determining the taxability of their benefit payments.
The Tax‑Exempt Fixed Income Funds may invest in tax credit bonds, such as qualified tax credit bonds, build America bonds, or clean renewable energy bonds. These bonds provide tax credits to the holder in lieu of some or all of the interest. Under the Code, a Tax‑Exempt Fixed Income Fund may elect to pass through the tax credits to the shareholders. If a Tax‑Exempt Fixed Income Fund makes such an election, each shareholder will be required to include in gross income an amount equal to his or her proportionate share of the tax credits and will be allowed his or her proportionate share of those credits against his or her income tax liability. Such Tax‑Exempt Fixed Income Fund will notify shareholders of their proportionate share of tax credits, if any, and their income in respect of these tax credits within sixty days after the close of its taxable year. The 2017 Tax Cuts and Jobs Act repealed the rules related to tax credit bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.
The California Intermediate Tax‑Exempt Fund, the California Tax‑Exempt Fund (together, the “California Funds”) and the Arizona Tax‑Exempt Fund expect to pay dividends that generally are exempt from personal income tax for residents of those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain federal obligations. The State of Arizona is not authorized to issue general obligation bonds. However, political subdivisions of the State of Arizona are authorized to issue general obligation bonds if certain conditions are met. In addition, dividends paid by the California Funds to corporate shareholders will be subject to California corporate franchise tax, but generally exempt from California income tax.
If you receive an exempt-interest dividend with respect to any share of a Tax‑Exempt Fixed Income Fund and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax‑Exempt Fixed Income Funds generally will not be deductible for federal income tax purposes.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

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Distributions of “qualifying dividends” by a Fund will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the long-term capital gain rates to apply, you must have owned your Fund shares for at least 61 days during the 121‑day period beginning on the date that is 60 days before the Fund’s ex‑dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s or an Underlying Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or “non‑qualified” foreign corporations.
To the extent that a Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Accordingly, investors in a Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income. Passive foreign investment companies are not qualified foreign corporations for this purpose.
Certain Funds may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A section 199A dividend is any dividend or part of such dividend that a Fund pays to its shareholders and reports as a section 199A dividend in written statements furnished to its shareholders. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non‑corporate shareholders at a reduced effective federal income tax rate, provided the shareholder receiving the dividends has satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91‑day period beginning on the date that is 45 days before the Fund’s ex‑dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. At this time it is not possible to determine the amount of dividends a Fund will pay that will be eligible for the reduced individual income tax rate currently applicable to qualified dividend income or that would be treated as section 199A dividends.
The Fixed Income Funds, Tax‑Exempt Fixed Income Funds, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund will generally invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, these Funds do not expect to pay dividends that are eligible for the reduced individual income tax rate currently applicable to qualified dividend income or treated as section 199A dividends.
A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s or an Underlying Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Fixed Income Funds, Tax‑Exempt Fixed Income Funds, and Active M/Multi-Manager Funds will generally not qualify for this deduction.
To the extent that a Fund invests a portion of its assets in MLPs, Fund distributions attributable to distributions from those entities will generally not constitute “qualifying dividends” for purposes of the long-term capital gain rate. Additionally, a Fund may be allocated items of tax preference or adjustment for alternative minimum tax purposes from MLPs and will be required to allocate those items to shareholders.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Prior to issuing your statement, the Fund makes every effort to obtain correct information regarding Fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect changes in information regarding fund income.

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The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.
REIT or MLP investments of a Fund often do not provide complete tax information to the Fund until after the calendar year‑end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099‑DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains, but as noted above, a Fund may classify such distributions as section 199A dividends.
You should also note that if you purchase shares of a Fund just before it makes a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”
FOREIGN TAXES. Certain Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. It is anticipated that the International Equity Fund, Emerging Markets Equity Index Fund, International Equity Index Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Active M Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund and Active M International Equity Fund may be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid by the Funds will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
The Underlying Funds of the Global Tactical Asset Allocation Fund may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. In general, these foreign taxes will reduce the taxable income of the Fund, but will not be passed through to you as to be taken as a deduction or tax credit.
SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so‑called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The Funds are required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS‑accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax professionals to determine the best IRS‑accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.
IRAS AND OTHER TAX‑QUALIFIED PLANS. One major exception to the tax principles discussed above is that distributions on,

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and sales, exchanges and redemptions of, shares held in an IRA (or other tax‑qualified plan) will not be currently taxable unless the shares were purchased with borrowed funds.
Shareholders who are recipients of Social Security Act or Railroad Retirement benefits should note that exempt interest dividends will be taken into account in determining the taxability of their benefit payments.
BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 24% of the dividends, capital gain distributions, and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that they are not subject to backup withholding or that they are an “exempt recipient.”
U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors will generally be exempt from U.S. federal income tax on distributions attributable to net capital gains. The exemption may not apply, however, if an investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Fund distributions attributable to other categories of Fund income, such as interest or dividends from companies whose securities are held by a Fund or an Underlying Fund of Global Tactical Asset Allocation Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W‑8BEN or W‑8BEN‑E, as applicable, to establish entitlement for these treaty benefits.
Dividends reported as short-term capital gain dividends or interest-related dividends are not subject to U.S. withholding tax.
A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. However, dividends reported as exempt-interest dividends are generally not subject to U.S. withholding tax.
Distributions to foreign shareholders attributable to U.S. real estate gains received from the sale of U.S. real property interests and real estate gains from REITs or MLPs will be subject to U.S. withholding tax at rates up to 21%.
If a foreign shareholder holds more than 5% of a Fund at any time during the 5‑year period ending on the date of disposition or redemption of shares (a “5% Shareholder”) and the Fund is a U.S. Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to withholding tax on the gross proceeds at a 15% rate and may be required to file a U.S. federal income tax return. Foreign corporations recognizing gain under these rules may be subject to the U.S. Branch Profits Tax.
In addition, the Funds are required to withhold 30% tax on certain payments to certain foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
All foreign investors should consult their own tax professionals regarding the tax consequences in the United States and their country of residence of an investment in a Fund.
STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS
ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
The following provides additional information regarding each Fund’s investment objective, principal investment strategies and related risks discussed in the Fund Summaries—Principal Investment Strategies section for each Fund, as well as information about additional investment strategies and techniques that a Fund may employ in pursuing its investment objective. Principal investment strategies and risks for each Fund are noted in parenthesis. The Funds also may make other types of investments to the extent permitted by applicable law. Additional information about the Funds, their investment strategies and risks can also be found in the Funds’ SAI. Future legislative, regulatory, or tax developments may affect the investments or investment strategies available to NTI in connection with managing the Funds, which may also adversely affect the Funds’ return potential and ability of the Funds to achieve their investment objective.
All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.
Because certain Funds invest in Underlying Funds, the risks described below for a Fund are also in reference to the Underlying Funds in which it invests. Accordingly, references to “Fund” include any Underlying Funds in which the Fund invests, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.
INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes to a Fund’s investment objective.
APPLYING THE INVESTMENT ADVISER’S QUALITY ESG MODEL (principal strategy for the U.S. Quality ESG Fund). The U.S. Quality ESG Fund intends to invest in large and mid‑capitalization U.S. companies that the Investment Adviser believes have favorable ESG factors as provided by a third-party research vendor, and that exhibit strong business fundamentals, solid management and reliable cash flows and are located, headquartered in, incorporated in or otherwise organized in the United States. The U.S. Quality ESG Fund expects its investments to be allocated among companies that are large and mid‑capitalization and are diversified in terms of industries.
INVESTMENT STRATEGY. The Investment Adviser manages the U.S. Quality ESG Fund according to the Investment Adviser’s quantitative model. To define an investable universe, NTI excludes securities of companies involved in ESG controversies or those that violate global norms like the United Nations Global Compact. NTI also removes companies that, based on its evaluation of ESG data, appear to do a poor job of managing their ESG risks and opportunities relative to their peers as well as those with material involvement in controversial business practices, including, but not limited to, tobacco, civilian firearms, thermal coal, and both controversial and conventional weapons. NTI may modify this list of excluded companies at any time, without shareholder approval or notice. NTI engages a third-party research vendor to provide ESG data for U.S. companies. The third-party vendor identifies ESG areas of risk and opportunity, evaluates exposure management, and ranks and rates companies against their industry peers. After defining the investable universe, NTI evaluates the quality of the remaining securities and removes those securities that do not meet the proprietary methodology. NTI’s quality methodology rates securities based on three categories of financial signals (profitability, management efficiency, and cash generation).
The U.S. Quality ESG Fund is constructed based on an optimization methodology designed to take active exposure by overweighting and underweighting securities based on their ESG and relative financial quality rankings. NTI also performs a risk management analysis in which NTI seeks to measure and manage risk exposure at the security, sector and portfolio levels through portfolio diversification. NTI makes final purchase decisions based on the quantitative model described above and on the desired level of diversification. The U.S. Quality ESG Fund will normally sell a security that NTI believes is no longer attractive based upon the evaluation criteria described above. Further, in making purchase and sell decisions, NTI seeks to create a portfolio comprised of companies with a lower aggregate carbon footprint than the aggregate carbon footprint of the companies in the Russell 1000 Index, which includes consideration of a company’s emissions and carbon reserves as well as a company’s risk and opportunity alignment with a transition to a low carbon economy.
INVESTMENTS OF THE UNDERLYING FUNDS (principal strategy for the Global Tactical Asset Allocation Fund). To the extent a Fund invests in Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. Because the Global Tactical Asset Allocation Fund may invest in various Underlying Funds that seek to track certain equity and fixed-income indices, the Fund is subject to tracking risk. The Global Tactical Asset Allocation Fund also may invest in Underlying Funds that invest in foreign issuers, including issuers located in emerging market countries in Asia, Latin America, Eastern Europe and Africa, and thus is subject to additional risks associated with foreign investments. The Global Tactical Asset Allocation Fund also may invest in Underlying Funds that invest in mid- and small-capitalization

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stocks, which may be riskier than investing in larger, more established companies. The Global Tactical Asset Allocation Fund’s investment in Underlying Funds that invest in fixed-income securities subject the Fund to, among other things, credit (or default) risk, interest rate/maturity risk, prepayment (or call) risk and debt extension risk. The Global Tactical Asset Allocation Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. Underlying Funds may also invest in real estate securities, commodity-related securities and money market investments. The risks of the Underlying Funds’ investments, and of the Fund to the extent the Fund invests in those investments directly, are discussed in more detail below.
AFFILIATED FUND RISK (principal risk for the Global Tactical Asset Allocation Fund, Short-Intermediate U.S. Government Fund and the U.S. Government Fund). To the extent consistent with their investment objectives and strategies, each Fund may invest in affiliated investment companies, including ETFs.
The Funds’ investment in affiliated Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the Funds may own substantial portions of the shares of the Underlying Funds. However, large redemptions of the Underlying Funds’ shares by one or more Funds could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of the large positions of certain Funds, the Underlying Funds may experience relatively large inflows and outflows of cash due to the Funds’ purchases and sales of Underlying Fund shares. Although NTI may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when NTI structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the Funds, those Funds, including funds‑of‑funds, may pay more or less (for purchase activity) or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the Funds within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss, and may also adversely affect the ability of the Underlying Fund to implement its investment strategy. NTI may be subject to potential conflicts of interest with respect to Fund investments in Underlying Funds, particularly when an Underlying Fund is an ETF that is thinly traded, or when an Underlying Fund has low assets. NTI also may be subject to potential conflicts of interest in determining the allocation of the Funds’ assets among the Underlying Funds because the fees paid to NTI by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, NTI is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.
ASSET ALLOCATION RISK (principal risk for the Global Tactical Asset Allocation Fund) is the risk that the selection by the Global Tactical Asset Allocation Fund’s portfolio manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by Northern Trust’s Investment Policy Committee will not perform as expected. The Fund’s investment in any one Underlying Fund or asset class may exceed 15% of the Fund’s total assets, which may cause it to be subject to greater volatility and risk than a more diversified fund.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (principal strategy for the Core Bond Fund, Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Multi-Manager High Yield Opportunity Fund and U.S. Government Fund). Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities.
A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.
INVESTMENT STRATEGY. The Bond Index Fund, Core Bond Fund, U.S. Government Fund, Short-Intermediate U.S.

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Government Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund may purchase securities that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities. To the extent consistent with their investment objectives and strategies, the Funds, except for the U.S. Treasury Index Fund, may purchase these and other types of asset-backed securities that are “Eligible Securities” as defined by the SEC. Except for the Bond Index Fund, U.S. Government Fund, Short-Intermediate U.S. Government Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Treasury Index Fund and Tax‑Exempt Fixed Income Funds, the Funds, including High Yield Municipal Fund, to the extent consistent with their investment objectives and strategies, may also invest in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Fund.
SPECIAL RISKS. Asset-backed and mortgage-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risks. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored enterprises, mortgage-backed securities issued by private issuers do not have a government or government-sponsored enterprise guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Credit supports, if any, generally apply only to a fraction of a security’s value and may be inadequate to protect investors in the event of a default. When interest rates decline, the value of an asset-backed or mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non‑mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. A future economic downturn could increase the risk that such assets underlying asset-backed securities purchased by a Fund will also suffer greater levels of default than were historically experienced. Investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
COMMODITY-LINKED SECURITIES (principal strategy for the Global Tactical Asset Allocation Fund). To the extent consistent with their investment objectives and strategies, the Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors.
SPECIAL RISKS. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

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COMMODITY-RELATED SECURITIES RISK (principal risk for the Global Tactical Asset Allocation Fund) is the risk that exposure to the commodities markets may subject a Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemic), tariffs, embargoes or other trade barriers, acts of war or terrorism, or political and regulatory developments.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest a portion of their assets in commodity-related securities.
SPECIAL RISKS. Commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of a Fund’s investments in commodity-related securities may decline and fluctuate in a rapid and unpredictable manner.
CONVERTIBLE SECURITIES (principal strategy for the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund). A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds, except for the Short-Intermediate Tax‑Exempt Fund, may acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities that are held by a Fund. Convertible securities will be rated “investment grade” at the time of purchase.
The Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund may invest without limitation in convertible securities that are rated non-investment grade. Each of the other Active M/Multi-Manager Funds may invest up to 15% of its total assets in convertible securities that are rated non‑investment grade at the time of purchase, although generally convertible securities will be rated investment grade at the time of purchase, when the Sub‑Advisers determine that such securities are desirable in light of the Funds’ investment objectives.
SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other market and issuer-specific risks that apply to the underlying common stock. While convertible securities generally offer lower interest or dividend yields than non‑convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.
CREDIT (OR DEFAULT) RISK (principal risk for the Global Tactical Asset Allocation Fund, Fixed Income Funds (except for U.S. Treasury Index Fund), the Tax‑Exempt Fixed Income Funds, Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund). Credit risk, also called default risk, is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Funds intend to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s or Sub-Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. Concerns over an issuer’s ability to make principal or interest payments may cause the value of a fixed income security to decline. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, the Funds may incur expenses in an effort to protect a Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
DEBT EXTENSION RISK (principal risk for the Global Tactical Asset Allocation Fund, Fixed Income Funds, Tax‑Exempt Fixed Income Funds, Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund) is the risk that when interest rates rise, an issuer will exercise its right to pay principal on certain debt

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securities held by the Funds later than expected. This will cause the value of the security, and the Fund’s share price to decrease and the Fund may lose opportunities to invest in higher yielding securities.
DEPOSITARY RECEIPTS RISK (principal risk for the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Global Sustainability Index Fund and the Active M Emerging Markets Equity Fund). Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non‑uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risk of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts. Some institutions issuing depositary receipts may not be sponsored by the issuer. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt.
DERIVATIVES (principal strategy for the Global Tactical Asset Allocation Fund, Equity Funds, Equity Index Funds (except for International Equity Index Fund and Global Sustainability Index Fund), Tax‑Exempt Fixed Income Funds (except High Yield Municipal Fund and Tax‑Exempt Fund), Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund and Northern Enagage360™ Fund). To the extent consistent with their investment objectives and strategies, a Fund may utilize certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, swaps, and forward foreign currency exchange contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time, with both the purchaser and the seller equally obligated to complete the transaction at that future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying asset. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date.
An option is an agreement between two parties that gives the purchaser of the option the right to buy or sell a particular asset (commonly a stock, shares of an ETF, a bond, a currency, a futures contract or even the value represented by an index) at a later date at an agreed upon price referred to as the “strike” price. A call option gives the purchaser of the option the right (but not the obligation) to buy the underlying asset at the strike price, while a put option gives the purchaser the right (but not the obligation) to sell the underlying asset at the strike price. In either case, the writer (seller) of the option incurs the corresponding obligation to fulfill the transaction if the option is exercised. The price of an option derives from the difference between the strike price and the value of the underlying asset, the expected volatility of that underlying asset and the time remaining until the expiration of the option.
By selling put and call options, a Fund receives a premium from the option buyer, which increases the Fund’s return if the option is closed at a gain or expires out‑of‑the‑money. An option is “out‑of‑the‑money” if the strike price of the option is below (for a put) or above (for a call) the value of the relevant underlying asset. If, however, the strike price of the option is above (for a put) or below (for a call) the value of the relevant underlying asset and/or the option’s price increases above the price at which it was sold, the Fund may (1) if the buyer has not exercised the option, close the option contract at a loss or (2) if the buyer has exercised the option, (i) pay the buyer the difference between the strike price and the value of underlying asset, or (ii) deliver (if a call) or purchase (if a put) the underlying asset, depending on whether the option is cash settled or deliverable.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to the price, value or level of a specified underlying asset, which can be a security, index, reference rate, commodity, currency or other asset, or a basket of any of the foregoing. The notional amount of a swap is based on the nominal or face amount of the reference asset that is used to calculate payments made under that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the price, value or level of the underlying asset to calculate payments between them through the life of the swap.
A forward foreign currency exchange contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate.

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INVESTMENT STRATEGY. Under normal market conditions, a Fund may utilize derivative instruments if consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. A Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, to gain exposure to certain countries or currencies or for liquidity management purposes. The Funds may also invest in derivatives for liquidity purposes.
SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Certain derivatives do not trade on an established exchange (referred to as over‑the‑counter (OTC) derivatives) and are simply financial contracts between a Fund and a counterparty. When a Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, a Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, a Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
Many derivatives do not require a payment up front equal to the economic exposure created by holding a position in the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in a Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset. Leverage may therefore make a Fund’s returns more volatile and increase the risk of loss. A Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of a Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of a Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and a Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which a Fund may be most in need of liquidating its derivative positions. To the extent that a Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that a Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Fund’s investment adviser would otherwise have attempted to avoid.
Derivatives strategies may not always be successful. For example, hedges are sometimes subject to imperfect correlation between the derivative and the underlying asset, and there can be no assurance that a Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences. Engaging in derivative transactions also involves other risks, including (a) market risk that a Fund’s derivatives position will lose value; (b) pricing risk that the value of a derivative instrument will be difficult to determine; and (d) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment advisers or Sub-Advisers is accurate.
In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities.
This requirement may cause a Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities, and may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

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EQUITY SECURITIES (principal strategy for the Equity Funds, Funds, Equity Index Funds, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and the Northern Engage360™ Fund). Equity securities include common stocks, preferred stocks, investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.
INVESTMENT STRATEGY. The Equity Funds, Equity Index Funds and each of the Active M/Multi-Manager Funds except for the Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund invest primarily in equity securities. Global Tactical Asset Allocation Fund invests primarily in investment companies, including ETFs. The Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund may invest in equity securities to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response. Price changes may be temporary or may last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
Over the past several years, stock markets have experienced substantial price volatility.
ETF RISK (principal risk for the Global Tactical Asset Allocation Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund). The Funds face additional risks because of their investments in ETFs.
Authorized Participant Concentration Risk is the risk that only an Authorized Participant may engage in creation or redemption transactions directly with an ETF. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to an ETF and no other Authorized Participant is able to or is willing to step forward to create or redeem creation units, the ETF’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for an ETF if it invests in non‑U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.
Calculation Methodology Risk. An indexed ETF’s underlying index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither an ETF, the index provider nor its investment adviser can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the index.
Errors in respect of the quality, accuracy and completeness of the data used to compile an underlying index may occur from time to time and may not be identified and corrected by an index provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Gains, losses or costs associated with errors of its index provider or its agents will generally be borne by the ETF and its shareholders. An index provider or its agents may carry out additional ad hoc rebalances to an underlying index in order, for example, to correct an error in the selection of index constituents.
A security included in an underlying index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently the ETF’s holdings may not exhibit returns consistent with that characteristic or exposure.
Market Trading Risk. Market Trading Risk is the risk that an ETF faces because its shares are listed on a securities exchange, including the potential lack of an active market for the ETF’s shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the ETF. Any of these factors may lead to the ETF’s shares trading at a premium or discount to NAV.
Trading in an ETF’s shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of an ETF’s shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, fund shares, and changes in the liquidity, or the perceived liquidity, of the ETF’s holdings.
The market for certain securities in which an ETF invests may become illiquid under adverse market conditions or economic

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conditions independent of any specific adverse changes in the conditions of a particular issuer. In adverse market conditions, the ETF’s market price may begin to reflect illiquidity or pricing uncertainty of the ETF’s portfolio securities, which could lead to the ETF’s shares trading at a price that is higher or lower than the ETF’s NAV. At times such differences may be significant.
Tracking Risk. An indexed ETF may not be able to replicate exactly the performance of the underlying index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an indexed ETF may incur expenses not incurred by its underlying index. Certain securities comprising the underlying index may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its index or match its performance.
Passive Investment Risk. An indexed ETF may invest in securities included in, or representative of, its underlying index regardless of their investment merit or market conditions.
FINANCIAL SERVICES INDUSTRY CONCENTRATION RISK (principal risk for the Ultra-Short Fixed Income Fund). The financial services industry includes the group of industries within the financial services sector. Asset-backed securities with underlying assets related to the financial services industry are grouped by the Investment Adviser within the financial services industry. Companies in the financial services group of industries include but are not limited to U.S. and non‑U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities.
INVESTMENT STRATEGY. The Ultra-Short Fixed Income Fund will concentrate its investments in the financial services industry. Therefore, under normal market conditions, the Ultra-Short Fixed Income Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry. The Ultra-Short Fixed Income Fund may, however, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry if warranted due to adverse economic conditions or if investing less than 25% of its total assets in securities issued by companies in the financial services industry appears to be in the best interest of shareholders.
SPECIAL RISKS. Because the Ultra-Short Fixed Income Fund will under normal market conditions invest at least 25% of its total assets in securities issued by companies in the financial services industry, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation, interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. Financial services companies also are subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.
When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.
The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
FOREIGN INVESTMENTS (principal strategy for the Global Tactical Asset Allocation Fund, International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Global Sustainability Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and the Active M/Multi-Manager Funds). Foreign securities include direct investments in non‑U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The

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International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign securities. The International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Global Sustainability Index Fund, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Northern Engage360™ Fund intend to invest a substantial portion of their total assets in foreign securities. Under normal circumstances, the International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Active M International Equity Fund and Northern Engage360™ Fund will invest significantly (at least 40%) in companies that are located, headquartered, incorporated or otherwise organized outside of the United States. In determining if a security is economically tied to a foreign (non‑U.S.) country, the Funds generally look to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Funds may determine a security is economically tied to a foreign country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Funds generally consider such instruments to be economically tied to foreign countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a foreign country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a foreign country as described above.
The Global Tactical Asset Allocation Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund expect their foreign investments to be allocated among companies that are diversified among various regions, countries including the United States (but no less than three different countries other than the United States).
Although they invest primarily in the securities of U.S. issuers, the Income Equity Fund, Large Cap Value Fund, Small Cap Value Fund, Fixed Income Fund, High Yield Fixed Income Fund and Short Bond Fund are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. Although it invests primarily in the securities of U.S. issuers, the Large Cap Core Fund and Bond Index Fund are permitted to invest in foreign securities including ADRs, EDRs and GDRs. The Large Cap Core Fund’s direct investments in non‑U.S. dollar denominated securities traded outside the United States are not expected to exceed 20% of the Fund’s net assets. The Funds also may invest in foreign time deposits and other short-term instruments. The Short-Intermediate Tax‑Exempt Fund, Short-Intermediate U.S. Government Fund and the U.S. Government Fund may make limited investments (but in no event more than 20% of their respective net assets) in supranational obligations. The Tax‑Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest in foreign fixed-income securities, including ADRs, foreign time deposits and other short-term instruments.
The Multi-Manager High Yield Opportunity Fund may invest up to 25% of its total assets in foreign fixed-income securities, including those of issuers located in emerging market countries.
SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the investment adviser or Sub‑advisers in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and a Fund may be adversely impacted by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.
Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency

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generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Moreover, clearance and settlement procedures may differ from those in the U.S. and in certain markets such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. The Investment Adviser or Sub‑Advisors may determine not to invest in, or may limit a Fund’s overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization.
While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Funds may expose them to risks independent of their securities positions.
EMERGING MARKETS INVESTMENTS (principal strategy for the Global Tactical Asset Allocation Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund and the Northern Engage360™ Fund). The Emerging Markets Equity Index Fund, Active M Emerging Markets Equity Fund and the Multi-Manager Emerging Markets Debt Opportunity Fund intend to invest a substantial portion of their respective total assets in foreign countries that are considered emerging markets. Additionally, the International Equity Fund may invest up to 25% of its total assets in emerging markets and the Active M International Equity Fund may invest up to 40% of its net assets in emerging markets.
SPECIAL RISKS—EMERGING AND FRONTIER MARKETS. Additional risks are involved when investing in countries with emerging economies or securities markets. The Emerging Markets Equity Index Fund, Active M Emerging Markets Equity Fund and Multi-Manager Emerging Markets Debt Opportunity Fund invest primarily in emerging and/or frontier market issuers. The Multi-Manager Global Listed Infrastructure Fund may invest a substantial portion of its total assets in foreign countries that are considered emerging or frontier markets. The Multi-Manager Global Real Estate Fund and Active M International Equity Fund may invest in emerging market securities to a lesser extent. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability, and impose more governmental limitations on foreign investments, than more developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as stringent regulatory, disclosures, accounting, auditing, recordkeeping financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also experience issues with securities registration and property rights because securities laws in many emerging market countries, are relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market countries, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to

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pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.
Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. A Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.
Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. As such, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Fund in connection with the security.
Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries such as Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.
A company may suffer damage to its reputation if it is identified as a company that operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.
As a result of recent events involving Ukraine and the Russian Federation, the United States, Canada and the EU have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of a Fund that holds such securities.
Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns. In addition, the taxation systems at the federal, regional and local levels in emerging and frontier market countries may be less transparent and inconsistently enforced, and subject to sudden change.
The creditworthiness of firms used by a Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in more developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

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A Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of a Fund’s currency exposure in these countries may not be covered.
Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
CHINA INVESTMENT RISK (principal risk for the Emerging Markets Equity Index Fund and Active M Emerging Markets Equity Fund). Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Certain securities issued by companies located or operating in China, such as China A‑shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks.
In addition, Chinese markets generally have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
There may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time. Certain securities impacted by the Executive Order (“Prohibited Securities”) have been, or will be, removed from a Fund’s portfolio, as applicable.
Certain Prohibited Securities may have less liquidity and the market price of such Prohibited Securities may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.
Additionally, certain Prohibited Securities that have been, or will be, sold by an Equity Index Fund may not be immediately removed from the Equity Index Fund’s benchmark index. This difference between an Equity Index Fund’s portfolio and its benchmark index constituents could result in tracking error and a greater difference between the Equity Index Fund’s performance and the performance of the benchmark index for any period during which a Prohibited Security remains in an Equity Index Fund’s benchmark index.
EUROPEAN UNION INVESTMENT RISK (principal risk for the International Equity Index Fund) The Funds may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which a Fund has invested.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy

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among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
In addition, voters in the UK have approved the withdrawal from the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions (See “Market Events Risk,” below). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact the Funds’ investments in securities issued by companies located in EU countries. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far‑reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.
Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.
As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact the EU economic activity.
JAPAN INVESTMENT RISK (principal risk for the International Equity Fund and International Equity Index Fund). The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami that struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy.
GEOGRAPHIC RISK (principal risk for the Global Tactical Asset Allocation Fund, International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Global Sustainability Index Fund, the Tax‑Exempt Fixed Income Funds, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund Northern Engage360TM Fund and the Multi-Manager Global Real Estate Fund) is the risk that if a Fund invests a significant portion of its total assets in certain issuers within the same country or geographic region, an economic, business or political development affecting that country or region may affect the value of a Fund’s investments more than if the Fund’s investments were not so concentrated in such country or region.
SECTOR RISK (principal risk for the Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Value Fund, Small Cap Core Fund, U.S. Quality ESG Fund, Emerging

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Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund, the Tax‑Exempt Fixed Income Funds, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Northern Engage360TM Fund and the Multi-Manager Global Real Estate Fund) is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances, cause the value of securities of all companies in a particular sector to decrease.

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CONSUMER DISCRETIONARY SECTOR RISK (principal risk for the Emerging Markets Equity Fund and Active M Emerging Markets Equity Fund). Companies operating in the consumer discretionary sector may be affected by fluctuations in supply and demand and changes in consumer demographics and preferences. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies. Moreover, changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in interest and exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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FINANCIAL SECTOR RISK (principal risk for the International Equity Fund, Large Cap Value Fund, Small Cap Value Fund, Emerging Markets Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Short Bond Fund, Active M Emerging Markets Equity Fund, Active M International Equity Fund and the Northern Engage360™ Fund). Companies in the U.S. and non‑U.S. financials sector of the economy, including those in the banking industry, are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation on any individual financial company, the banking industry or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.

In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset backed, auction rate, sovereign debt and other markets, including U.S. and non‑U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, have merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government.

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HEALTH CARE SECTOR RISK (principal risk for the Small Cap Core Fund, Small Cap Index Fund and the Stock Index Fund). Because certain Funds have or are expected to have a significant allocation to the health care sector, they may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

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INDUSTRIALS SECTOR RISK (principal risk for International Equity Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Active M International Equity Fund). Changes in government regulation, world events and economic conditions may adversely affect the companies in the industrials sector. These companies are at risk for environmental damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor

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relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.

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TECHNOLOGY SECTOR RISK (principal risk for the Income Equity Fund, Large Cap Core Fund, U.S. Quality ESG Fund, Emerging Markets Equity Index Fund, Stock Index Fund, Global Sustainability Index Fund, Active M Emerging Markets Equity Fund, the Active M International Equity Fund and the Northern Engage360™ Fund). Investments in technology securities present special risk considerations. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry, both domestically and internationally, may affect negatively the financial condition of technology companies, and a substantial investment in technology securities may subject the Funds to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent and new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition to the foregoing risks, technology companies operating in the health sciences and healthcare sector may be subject to product liability litigation. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.

In addition, the Funds may make substantial investments in companies that develop or sell computer hardware or software and peripheral products, including computer components, which present additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes, which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.
HEDGING RISK. Hedging risk is the risk that the derivative instruments and other investments that a Fund makes to hedge its risks will not be precisely correlated with the risks attendant in the Fund’s investments being hedged. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
ILLIQUID OR RESTRICTED INVESTMENTS (principal strategy for the Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund, and Multi-Manager High Yield Opportunity Fund). An illiquid investment is defined in Rule 22e‑4 under the 1940 Act as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable rate demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over‑the‑counter derivative instruments, and securities and other financial instruments that, using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations, are determined to be illiquid.
INVESTMENT STRATEGY. Pursuant to Rule 22e‑4 under the 1940 Act, a Fund may invest up to 15% (an Underlying Fund that is a money market fund may invest up to 5% of its net assets in illiquid securities) of its net assets in illiquid investments. A domestically traded security that is not registered under the Securities Act of 1933, as amended (the “1933 Act”) will not be considered illiquid if the Investment Adviser or Sub‑Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser to the Funds and the investment advisers or Sub‑Advisers determine that, under guidelines approved by their respective Board of Trustees, the Fund reasonably expects such securities can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e‑4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures.

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SPECIAL RISKS. Because illiquid and restricted investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions and/or investor perception. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to greater liquidity risk.
INFRASTRUCTURE COMPANIES (principal strategy for the Multi-Manager Global Listed Infrastructure Fund). To the extent consistent with their investment objectives and strategies, the Funds may invest in infrastructure companies. A company is considered to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Funds define infrastructure as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education.
INVESTMENT STRATEGY. Under normal circumstances, the Multi-Manager Global Listed Infrastructure Fund will invest at least 80% of its assets in securities of infrastructure companies that are listed on a domestic or foreign exchange.
SPECIAL RISKS. Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end‑users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
INTEREST RATE RISK (principal risk for the Global Tactical Asset Allocation Fund, Fixed Income Funds, Tax‑Exempt Fixed Income Funds, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund). During periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield (and the market value of its securities) will tend to be higher. In a period of rising interest rates, a Fund’s yield may not increase proportionately or rise as quickly as the yields of certain other short-term investments. Investments held by a Fund with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Funds’ investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment may prevent a Fund from providing a positive yield or paying Fund expenses out of Fund assets and could lead to a decline in a Fund’s share price. Additionally, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities held by a Fund may vary.
INVESTMENT COMPANIES (principal strategy for the Global Tactical Asset Allocation Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund). Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region) and ETFs. Other investment companies in which the Funds may

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invest include other funds for which the Investment Adviser or any of its affiliates serve as investment adviser.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule. The Funds may rely on an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in an open‑end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund. To gain exposure to MBS, the Short-Intermediate U.S. Government Fund and the U.S. Government Fund may invest in shares of one or more Underlying Funds, and the amount may at times exceed 25% of each Fund’s assets. As of the date of this Prospectus, NTI expects to obtain exposure to MBS through an investment in an Underlying Fund. NTI may seek to gain exposure to MBS through investments in one or more other affiliated or unaffiliated Underlying Funds, if it is determined to be in the best interest of the Funds.
SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by the Fund. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in, or remain invested in, another investment company in excess of the limitations of the 1940 Act. These regulatory changes, which a Fund will need to comply with by January 19, 2022, may adversely impact a Fund’s investment strategies and operations.
A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over‑the‑counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in‑kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in‑kind. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV. The market for certain securities in which an ETF invests may become illiquid under adverse market conditions or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In adverse market conditions, the ETF’s market price may begin to reflect illiquidity or pricing uncertainty of the ETF’s portfolio securities, which could lead to the ETF’s shares trading at a price that is higher or lower than the ETF’s NAV. At times such differences may be significant. See “ETF Risk” beginning on page 243.
Certain investment companies are not actively managed and their investment advisers may not attempt to take defensive positions in any market conditions, including declining markets. This could cause a Fund’s performance to be lower than if the Fund employed active management with respect to that portion of the Fund’s portfolio. These investment companies are also subject to “tracking error” risk, which is the risk that the performance of the investment company using an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in securities holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations. Certain investment companies in which the Funds may invest may have a large percentage of their shares owned by fewer shareholders. Large redemption activity could result in the affiliated fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Periods of market illiquidity may exacerbate this risk for fixed income funds. Should the investment adviser or another financial intermediary change investment strategies or investment allocations such that fewer assets are invested in an investment company or an investment company is no longer used as an investment, the investment company could experience large redemptions of its shares. See “Large Shareholder Risk.” below. Certain investment companies may be new funds. There can be no assurance that a new investment company will grow to an economically viable size, in which case the investment company may cease operations. In such an event, a Fund may be required to liquidate or transfer its investment at an inopportune time.
INVESTMENT GRADE SECURITIES (principal strategy for the Fixed Income Funds (except the High Yield Fixed Income Fund) and the Tax‑Exempt Fixed Income Funds (except the High Yield Municipal Fund)). A security is considered investment grade if, at the time of purchase, it is rated:

∎	BBB or higher by S&P;

∎	Baa3 or higher by Moody’s;

∎	BBB or higher by Fitch; or

∎	BBB or higher by DBRS Morningstar Ratings Limited (“DBRS”).

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A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser or Sub‑Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in fixed-income securities and certain Funds and may invest in convertible securities. The Bond Index Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund invest principally in fixed-income securities that are rated at the time of purchase as investment grade. Except as stated in the section entitled “Non‑Investment Grade Securities,” fixed-income and convertible securities purchased by the Funds, except for the Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund, generally will be investment grade.
SPECIAL RISKS. Although securities rated BBB by S&P, DBRS or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund and may be in default. The Investment Adviser and Sub‑Advisers will consider such an event in determining whether the Fund should continue to hold the security. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of principal.
INVESTMENT STYLE RISK. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics.

∎
VALUE INVESTMENT STYLE RISK (principal risk for the Large Cap Value Fund and the Small Cap Value Fund). Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

∎
QUANTITATIVE INVESTING RISK (principal risk for the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, U.S. Quality ESG Fund and Global Tactical Asset Allocation Fund). The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data utilized, and changing sources of market returns.

When the quantitative models, information and data used in managing a Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the models and data may not produce the desired results and a Fund may realize losses. In addition, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, the success of quantitative models is dependent largely on the accuracy and reliability of the supplied historical data. All models are susceptible to input errors, which may cause the resulting information to be incorrect.
LIQUIDITY RISK (principal risk for the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Active M International Equity Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager High Yield Opportunity Fund and the Northern Engage360™ Fund) is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like or difficult to value. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, certain assets that a Fund wants to buy may be difficult or impossible to purchase. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for certain fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies

254	NORTHERN FUNDS PROSPECTUS

that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non‑investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.
LOAN PARTICIPATIONS (principal strategy for the Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund and Multi-Manager High Yield Opportunity Fund). A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.
INVESTMENT STRATEGY. The Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund and Multi-Manager High Yield Opportunity Fund may invest in loan participations in the form of a direct or co‑lending relationship with the corporate borrower, an assignment of an interest in the loan by a co‑lender or another participant, or a participation in a seller’s share of the loan.
SPECIAL RISKS. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where a Fund purchases a loan assignment or participation from another lender, the Fund also is subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower. A Fund’s investments in loan participations and assignments are also subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable as a co‑lender.
LOAN RISK (principal risk for the Multi-Manager High Yield Opportunity Fund). The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans in which a Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to a Fund upon sale of the loan. As a result, a Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates, although the floating rate loans in which a Fund generally invests are substantially less exposed to this risk than fixed-rate debt instruments. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by a Fund may not be considered “securities” under the U.S. federal securities laws and therefore a Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws. A Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle.
MARKET RISK (principal risk for all Funds) is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
With respect to equity investments, stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in a Fund may increase or decrease.
The United States and international markets have periodically experienced extraordinary volatility including, substantial price volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has historically taken numerous steps to alleviate these market

NORTHERN FUNDS PROSPECTUS	255

concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful or that the U.S. Government will continue to support distressed institutions. Continuing market problems and government intervention in the economy may adversely affect the Funds. Growth stocks are generally more sensitive to market movements than other types of stocks and their prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.
MARKET EVENTS RISK relates to the increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets throughout the world during the past decade. These conditions may recur.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Certain foreign governments and central banks have implemented so‑called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Governmental or central bank actions, including interest rate increases, measures to address budget deficits, or contrary actions by different governments, as well as downgrades of sovereign debt, fluctuations in oil and commodity prices, dramatic changes in currency exchange rates and geopolitical events (including war and terror attacks) could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.
Policy and legislative changes in the United States and in other countries (such as Brexit, as further discussed below) may also contribute to decreased liquidity and increased volatility in the financial markets.
Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, public health emergencies (including pandemics and epidemics) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund directly invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.
In June 2016, the UK approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11‑month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of a Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.
RECENT MARKET EVENTS. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region. Recent events are impacting the securities markets. A

256	NORTHERN FUNDS PROSPECTUS

recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which a Fund’s investment adviser (or sub‑adviser) rely, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. You should also review this prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in‑kind.
MASTER LIMITED PARTNERSHIPS. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
INVESTMENT STRATEGY. With respect to the Global Tactical Asset Allocation Fund, certain of the Underlying Funds may invest in MLPs. The Multi-Manager Global Listed Infrastructure Fund may invest up to 25% of its net assets in energy-related companies organized as MLPs and their affiliates. The other Funds may also invest in MLPs to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership and the potential for a conflict of interest exists between common unit holders and an MLP’s limited partners. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs may also be sensitive to changes in interest rates and during periods of interest rate volatility, may not provide attractive returns.
A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, the after‑tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

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To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.
If a Fund has investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.
MUNICIPAL AND RELATED INSTRUMENTS (principal strategy for the Fixed Income Funds (except the Short-Intermediate U.S. Government Fund, U.S. Government Fund and U.S. Treasury Index Fund) and the Tax‑Exempt Fixed Income Funds). Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.
Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.
Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.
Certain municipal obligations are issued with interest rates that adjust periodically. Such municipal floating-rate debt obligations are generally indexed to the London Interbank Offered Rate, the Securities Industry and Financial Market Association index, the Consumer Price Index or other indices. Municipal floating-rate debt obligations include, but are not limited to, municipal floating rate notes, floating-rate notes issued by tender option bond trusts, auction rate preferred securities, synthetic floating-rate securities (e.g., a fixed-rate instrument that is subject to a swap agreement converting a fixed rate to a floating rate) and other municipal instruments with floating interest rates (such as variable rate demand preferred shares and variable rate term preferred shares).
Municipal instruments also include tax‑exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
A Fund may acquire “stand‑by commitments” relating to the municipal instruments it holds. Under a stand‑by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand‑by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand‑by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.
INVESTMENT STRATEGY. The Fixed Income Funds, except the Bond Index Fund, may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre‑tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Fixed Income Funds on such investments will be taxable to shareholders.
The Tax‑Exempt Fixed Income Funds invest primarily in municipal instruments. Although it is not their current policy to do so on a regular basis, these Funds may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from

258	NORTHERN FUNDS PROSPECTUS

revenues of similar projects. However, they do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non‑governmental entities supplying the revenues to be paid are in the same industry.
The California Funds expect to make significant investments in California municipal instruments and the Arizona Tax‑Exempt Fund expects to make significant investments in Arizona municipal instruments. The other Tax‑Exempt Fixed Income Funds also may invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.
SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.
In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value. Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.
In addition, when a substantial portion of a Fund’s assets is invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.
Some tax‑exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is, therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer’s credit provider may be greater for tax‑exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax‑exempt derivative instrument is tax‑exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Any of these effects could have a significant impact on the prices of some or all of the municipal instruments held by the Funds.
HIGH-YIELD SECURITIES (principal strategy for the Global Tactical Asset Allocation Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, the Tax‑Exempt Fixed Income Funds, Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund). High yield, or below-investment grade fixed-income securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, DBRS or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser to the Funds.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Global Tactical Asset Allocation Fund, High Yield Fixed Income Fund and the High Yield Municipal Fund may invest in non‑investment grade securities, which may include convertible securities. The Equity Funds and Global Real Estate Index Fund may invest up to 15% of their total assets, measured at the time of purchase, in non‑investment grade fixed-income and convertible securities, when the Investment Adviser determines that such securities

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are desirable in light of a Fund’s investment objectives and portfolio mix. Although they invest primarily in investment grade securities, the Bond Index Fund, Short Bond Fund and Fixed Income Fund may invest up to 20% of their total assets, and the other Tax‑Exempt Fixed Income Funds (except the High Yield Municipal Fund) may invest up to 15% of their total assets, measured at the time of purchase, in non‑investment grade fixed-income securities, and in convertible securities in the case of the Short Bond Fund, Fixed Income Fund and Tax‑Exempt Fixed Income Funds (excluding the Short-Intermediate Tax‑Exempt Fund), when the Investment Adviser determines that such securities are desirable in light of the Funds’ investment objectives and portfolio mix. The Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund each may invest without limitation in non‑investment grade securities, including convertible securities, as part of its principal investment strategy. Each of the other Funds may invest up to 15% of their total assets, measured at the time of purchase, in non‑investment grade fixed-income and convertible securities, when the Sub‑Advisers determine that such securities are desirable in light of the Funds’ investment objectives and portfolio mix.
SPECIAL RISKS. Non‑investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low‑rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities.
In addition, they generally present a higher degree of credit risk. Issuers of low‑rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low‑rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.
The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.
Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.
OPTIONS (principal risk of Global Tactical Asset Allocation Fund). An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund or Underlying Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes, to earn additional income, gain exposure to certain countries or currencies, in anticipation of the purchase of securities and for liquidity management purposes. The Active M/ Multi-Manager Funds may not engage in options transactions for speculative purposes or to seek to enhance total return.
Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies or (in the case of the Bond Index Fund, Fixed Income Fund, High Yield Fixed Income Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund) the yield differential between two securities. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.
SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the Investment Adviser or Sub‑Adviser to the Funds is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

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Each Fund will invest and trade in unlisted over‑the‑counter options only with firms deemed creditworthy by the Investment Adviser or Sub‑Advisers to the Funds. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members that fail to perform them in connection with the purchase or sale of options. Therefore, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.
PORTFOLIO TURNOVER RISK (principal risk for the Core Bond Fund, Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund). The Investment Adviser and Sub‑Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders when distributed. Distributions may be derived primarily from short-term capital gains that are taxable as ordinary income. Short-term capital gains and losses realized by the Fund are not eligible to offset a shareholder’s short-term capital losses or gains, respectively, earned from other investments.
Additionally, the portfolio turnover rates for the Active M/Multi-Manager Funds are likely to be higher than the rates for comparable mutual funds with a single portfolio manager. Each of the Funds’ Sub‑Advisers makes decisions to buy or sell securities independently from other Sub‑Advisers. Thus, one Sub‑Adviser for a Fund may be selling a security when another Sub‑Adviser for the Fund, or a Sub‑Adviser for another Fund, is purchasing that same security. Additionally, when a Fund replaces a Sub‑Adviser, the new Sub‑Adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.
PREFERRED STOCK (principal strategy for the Fixed Income Funds (except the Short-Intermediate U.S. Government Fund), Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund and Multi-Manager High Yield Opportunity Fund). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds, except the U.S. Treasury Index Fund, may invest in preferred stocks.
SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non‑compliance by the issuer of the preferred stock. Preferred stock is sensitive to changes in an issuer’s creditworthiness and changes to interest rates, and may decline in value as interest rates rise.
PREPAYMENT (OR CALL) RISK (principal risk for the Global Tactical Asset Allocation Fund, Fixed Income Funds, Tax‑Exempt Fixed Income Funds, Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund) is the risk that an issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Fund’s NAV. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund may be unable to recoup all of its initial investment, will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will also suffer from having to reinvest in lower yielding securities. The Fund may also lose any premium it paid to purchase the securities.
REAL ESTATE INVESTMENT TRUSTS (principal strategy for the Global Real Estate Index Fund and the Multi-Manager Global Real Estate Fund). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.
INVESTMENT STRATEGY. The Global Real Estate Index Fund and Multi-Manager Global Real Estate Fund invest a substantial amount of their assets in REITs. The other Funds may also invest in REITs to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs are also subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

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REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to a Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year‑end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099‑DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to shareholders as ordinary income.
In addition, under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. To the extent a Fund designates dividends it pays to shareholders as “section 199A dividends,” shareholders may be eligible for the 20% deduction with respect to such dividends. The amount of section 199A dividends that a Fund may pay and report to shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that such Fund receives from REITs for a taxable year over such Fund’s expenses allocable to such dividends.
REAL ESTATE SECURITIES (principal strategy for the Global Real Estate Index Fund, Global Tactical Asset Allocation Fund and the Multi-Manager Global Real Estate Fund). Investment in real estate securities present special risk considerations.
INVESTMENT STRATEGY. The Global Real Estate Index Fund and Multi-Manager Global Real Estate Fund invest principally in companies that are engaged in real estate activities, including owning, trading or developing income-producing real estate. The other Funds may also invest in real estate securities to the extent consistent with their investment objectives and strategies.
SPECIAL RISKS. The performance of real estate securities may be significantly impacted by the performance of real estate markets.
Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real

262	NORTHERN FUNDS PROSPECTUS

estate owned by a Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
REPURCHASE AGREEMENTS (principal strategy for the Fixed Income Funds (except the U.S. Treasury Index Fund), Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund). Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, each Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser or Sub‑Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement generally will not occur more than one year after a Fund acquires the securities.
SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments” beginning on page 244). Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the credit worthiness of a foreign financial institution. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
The Funds intend to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.
RISKS RELATED TO CERTAIN BUSINESS RELATIONSHIPS (principal risk for the Multi-Manager High Yield Opportunity Fund). In certain instances, employees of DDJ, including portfolio managers of the Multi-Manager High Yield Opportunity Fund, may sit on the board of a portfolio company held by one or more DDJ clients, including the Multi-Manager High Yield Opportunity Fund. Such service may give rise to actual or potential conflicts of interest (or perceived conflicts of interest). For example, DDJ may receive material non‑public information of a company because one of its employees sits on its board of directors. In such circumstances, the issuer of such security will be placed on DDJ’s “Restricted List,” and DDJ will not trade securities issued by such issuer in secondary transactions until the material, non‑public information becomes public and/or no longer material, or trading is otherwise permitted in accordance with applicable law. The length of time that DDJ may be subject to such restrictions on trading with respect to its client portfolios may cause such investments to be classified as illiquid and may be significant. This may prevent the Fund from acquiring or disposing of securities at a favorable time and may cause the Fund to forego certain investment opportunities. DDJ has adopted written guidelines designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s service on the board of a portfolio company held by one or more DDJ clients. Specifically, these guidelines, among other items (i) establishes reporting guidelines for any actual or potential conflicts of interest; (ii) depending on the facts and circumstances, requires the employee to recuse themselves from also participating in any investment decision with respect to DDJ’s clients (with another DDJ investment professional, such as a co‑portfolio manager, thereby assuming the responsibility to take any appropriate investment management activities on behalf of the Fund in accordance with DDJ’s fiduciary responsibilities); and (iii) where recusal does not mitigate the conflict or as otherwise required, provides for disclosure to affected DDJ clients of the material facts and circumstances of the conflict.

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SMALL AND MID CAP INVESTMENTS (principal strategy for the Global Tactical Asset Allocation Fund, Small Cap Value Fund, Small Cap Core Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Global Sustainability Index Fund, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and the Northern Engage360TM Fund ). Investments in small and mid‑capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid‑capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid‑capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small and mid‑capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance may be more volatile and they can face a greater risk of business failure, which could increase the volatility of a Fund’s investments.
Securities of small and mid-capitalization companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
ALTERNATIVE MINIMUM TAX RISK (principal risk for the Tax‑Advantaged Ultra-Short Fixed Income Fund and the Tax‑Exempt Fixed Income Funds). Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.
SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE CALIFORNIA FUNDS AND THE ARIZONA TAX‑EXEMPT FUND (principal risk for the Arizona Tax‑Exempt Fund, California Intermediate Tax‑Exempt Fund and California Tax‑Exempt Fund). The investments of the California Funds in California municipal instruments and the Arizona Tax‑Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.
INVESTMENT STRATEGY. As stated above, the Arizona Tax‑Exempt Fund will invest in Arizona municipal instruments and the California Funds will invest in California municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of Arizona and California municipal instruments, respectively, and may be riskier than comparable funds that do not emphasize these issuers to this degree.
SPECIAL RISKS. The information set forth below and the related information contained in the SAI are derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California or Arizona. It should be noted that the creditworthiness of obligations issued by local California issuers or local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of California or the State of Arizona, respectively, and that there is no obligation on the part of either State to make payment on such respective local obligations in the event of default.
CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests a greater portion of its assets in California municipal instruments will be more exposed to risks associated with the unique aspects of California’s economy, political system and government financing structures than a fund that invests more widely. The following information is intended only as a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the

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issuers of California’s tax‑exempt obligations are subject. Information is derived from State of California Department of Finance publications and other publicly available materials. Information contained in such documents has not been independently verified.
California had experienced economic expansion from the end of the economic downturn that the nation experienced beginning in 2008, but the economic expansion was cut short when the COVID‑19 pandemic reached U.S. shores in early 2020. The sudden and wide-ranging decline in economic activity and rise in unemployment across many sectors of the California economy in early 2020 resulted in a rise in the State unemployment rate beyond that seen at the height of the 2008 recession.
Almost as quickly, Californians began to adjust to the realities of the pandemic. With this adjustment, and accompanying major federal actions to support the economy, came a rapid rebound in economic activity over the summer of 2020. This recovery, however, has been incomplete and uneven. Many low‑wage, less-educated workers remain out of work, while few high-wage, highly educated workers have faced job losses. Certain sectors, such as leisure and hospitality, remain severely depressed, while others, such as technology, remain strong.
The COVID-19 pandemic is ongoing and, while vaccines are being distributed and administered, their widespread distribution is still months away. Reaching a full recovery will be a slow process that will depend heavily on continued progress on management and treatment of the virus. In the meantime, the State continues to face significant economic uncertainty, and the severity and duration of the COVID‑19 pandemic’s effect on California’s economy are still unknown.
As of May 2021, the State’s general obligations are assigned ratings of “AA” by Fitch, “Aa2” by Moody’s, and “AA‑” by S&P. Although these ratings indicate low credit risk, they are among the bottom 50% assigned to state general obligation bonds in the country.
These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax‑exempt securities in which the Fund may invest. Moreover, the creditworthiness of obligations issued by local California issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default. California’s historical debt burden and uncertain future developments in light of the COVID‑19 pandemic heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There remains a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the California Funds, which could adversely affect the Funds’ NAV or the distributions paid by the Funds. The foregoing discussion is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax‑exempt obligations are subject. The national economy, legislative, legal and regulatory, social, public health (including pandemics) and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. It is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. The impact of these factors on the NAV or distributions paid by the California Funds is also unpredictable. In addition, if the California Funds have difficulty finding high quality California municipal securities to purchase, the amount of the Funds’ income that is subject to California taxes could increase.
A more detailed description of special factors affecting investments in California municipal instruments is provided in the SAI.
ARIZONA-SPECIFIC RISK is the risk that the Fund will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. The following information is intended only as a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of Arizona’s tax‑exempt obligations are subject. Information is derived from State of Arizona Comprehensive Annual Financial Reports for the relevant fiscal years and other publicly available documents. Information contained in such documents has not been independently verified. Arizona has an estimated population of 7.29 million people. Its State gross domestic product of $328.14 billion at the end of 2020 is the nineteenth largest. The State has a large number of retirees who contribute to a lower than average per capita personal income. Principal economic sectors in Arizona include: construction, trade, government, education, health care, manufacturing, mining, and tourism. According to economic analysis released by the Arizona Office of Employment and Population Statistics, as of February 2021, despite the ongoing COVID‑19 pandemic in the United States, ten of eleven of Arizona’s major industry sectors are expected to experience growth through 2021. Exposure to these industries, however, leaves Arizona vulnerable to an economic slowdown associated with business cycles, political events and public health crises, including a decline in tourism revenue resulting from a decline in the value of other currencies

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relative to the U.S. dollar or due to increased travel restrictions in connection with COVID‑19 concerns. Additionally, because aerospace and defense represent a large share of Arizona’s manufacturing sector, the State’s economy is vulnerable to federal budget cuts to military expenditures.
Arizona’s economy has historically been dependent on population growth. Arizona’s rate of population growth in 2020 was estimated at 1.5%, outpacing U.S. population growth, and Arizona’s population growth rate is expected to increase through 2021.
From the end of the previous recession in late 2010 through the onset of the most recent recession in February 2020, Arizona’s economy experienced slow growth, with gains in job creation, population and income well below the average growth rates for the 30‑year period prior to the recession. As of March 2021, the seasonally-adjusted unemployment rate was 6.7%, a 1.7% increase from March 2020.
Under Article 9, Section 5 of the Arizona Constitution, the State cannot issue general obligation debt surpassing $350,000, but may pledge either dedicated revenue streams or constructed buildings or equipment acquired as security for the repayment of long-term debt. Arizona does not issue general obligation bonds, and its state and local debt levels have remained moderate.
As of May 2021, Moody’s rates the State Aa1 with a stable outlook and S&P rates it AA with a stable outlook.
The economic outlook for Arizona remains unclear in light of the economic impact of the ongoing COVID‑19 pandemic. Arizona’s economy finished 2020 in better shape than most states and its recovery continues at a solid pace. However, job growth lost momentum in December 2020, according to preliminary data. Assuming continued improvement in vaccine distribution through 2021, Arizona’s baseline forecast calls for state jobs to regain their pre‑pandemic peak in Q3 2021. If vaccine distribution progresses more slowly than envisioned under the baseline, or if the evolution of the virus renders current vaccines significantly less effective, the recovery will be delayed.
Accordingly, it is currently unclear whether the economic disruption of the COVID‑19 pandemic will result in changes to Arizona’s credit rating. Credit rating downgrades could result in a reduction in the market value of Arizona municipal securities held by the Fund. All of these factors increase the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and could negatively impact the Fund’s NAV, yield and/or the distributions paid by the Fund or cause them to experience greater volatility.
Because there are many buyers of Arizona municipal instruments, if existing instruments decline in quality to below investment grade or if Arizona’s ability to market further debt obligations were jeopardized, the supply of Arizona investment grade municipal instruments could become inadequate at certain times. The national and local economy, legislative, legal and regulatory, social, public health and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of Arizona and its various political subdivisions and agencies. It is also possible that amendments to the Arizona constitution, voter initiatives, legislation, regulations, or executive action would impose additional spending requirements, limit the ability of the State or local governments to impose taxes, cause budget shortfalls or result in other conditions that could adversely affect the values of existing obligations, including obligations that may be held by the Fund.
A more detailed description of special factors affecting investments in Arizona municipal instruments is provided in the SAI.
SOVEREIGN DEBT RISK (principal risk for the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund). The Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, and political considerations. They are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
STRIPPED SECURITIES (principal strategy for the Core Bond Fund, Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund). These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder

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to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.
The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.
SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.
STRUCTURED SECURITIES (principal strategy for the High Yield Fixed Income Fund, the Tax‑Exempt Fixed Income Funds (except the High Yield Municipal Fund), the Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund). The value of structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, asset-backed commercial paper, structured notes and other debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index. Structured securities may also include credit linked notes, which are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Structured securities also include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in structured securities.
SPECIAL RISKS. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect a Fund’s NAV. In some cases, it is possible that a Fund may

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suffer a total loss on its investment in a structured security. Structured securities are also subject to counterparty risk.

TRACKING RISK (principal risk for the Equity Index Funds, Bond Index Fund and the U.S. Treasury Index Fund). The Equity Index Funds, Bond Index Fund, U.S. Treasury Index Fund and certain Underlying Funds seek to track the performance of their respective benchmark indices.
INVESTMENT STRATEGY. Under normal market conditions, the Investment Adviser expects that the quarterly performance of the Equity Index Funds, Bond Index Fund and U.S. Treasury Index Fund, before fees and expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.
SPECIAL RISKS. The Equity Index Funds, Bond Index Fund, U.S. Treasury Index Fund and Underlying Funds are subject to the risk of tracking variance. Tracking risk is the risk that a Fund’s performance may vary from the performance of the index as a result of imperfect correlation between a Fund’s securities and those of the index. Tracking variance may result from share purchases and redemptions, transaction costs, expenses, cash holdings, changes in the composition of the index, asset valuations, costs of entering into foreign currency forward contracts, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax‑related diversification requirements that apply to the Fund but not to the index) and timing variances, among other factors. This risk may be heightened during times of increased market volatility or other unusual market conditions. With respect to the Equity Index Funds, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, a Fund may be unable to achieve a high degree of correlation with the Fund’s index. Tracking variance may prevent a Fund from achieving its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption or other abnormal market conditions, a Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the index or cause delays in the index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the index and, in turn, a Fund will deviate from the index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Fund is designed to maintain a high level of exposure to the respective index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
UNDERLYING FUND RISK (principal risk for the Global Tactical Asset Allocation Fund). The Global Tactical Asset Allocation Fund’s investments are primarily concentrated in Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Global Tactical Asset Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Global Tactical Asset Allocation Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.
The Global Tactical Asset Allocation Fund’s expense structure may result in lower investment returns. By investing in the Underlying Funds indirectly through the Global Tactical Asset Allocation Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operational costs and investment management fees), but also expenses of the Fund.
U.S. GOVERNMENT SECURITIES (principal risk for the Global Tactical Asset Allocation Fund, the Fixed Income Funds (except the U.S. Treasury Index Fund), the Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund). These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. U.S. treasury obligations also include floating rate public obligations of the U.S. Treasury.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund may invest in a variety of U.S. Treasury obligations and, except for the U.S. Treasury Index Fund, also may invest in other obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.
SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government

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securities are issued by entities chartered or sponsored by Acts of Congress, such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury, although this guarantee applies only to principal and interest payments and does not apply to losses resulting from declines in the market value of these securities. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent a Fund invests in debt instruments or securities of non‑U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program (the “Debt Guarantee Program”) or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.
Floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”) have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact a Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the FRNs, which only occur periodically (see “Variable and Floating Rate Instruments” below).
VALUATION RISK (principal risk for the International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund and the Active M/Multi-Manager Funds). The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Fair Valuation of the Funds’ investments involves subjective judgment. Because portfolio securities of certain Funds may be traded on non‑U.S. exchanges, and non‑U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, a Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.
WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund may invest in warrants and similar rights. The Multi-Manager Emerging Markets Debt Opportunity Fund and the Multi-Manager High Yield Opportunity Fund may invest in warrants that are acquired in connection with its investments in debt or convertible securities as part of its principal investment strategy. A Fund also may purchase bonds that are issued in tandem with warrants.
SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.
ZERO COUPON, PAY‑IN‑KIND AND CAPITAL APPRECIATION BONDS (principal strategy for the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund). These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay‑in‑kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in zero coupon, pay‑in‑kind and capital appreciation bonds. The Multi-Manager High Yield Opportunity Fund may invest in zero coupon, pay‑in‑kind and capital appreciation bonds as part of its principal investment strategy.

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SPECIAL RISKS. The market prices of zero coupon, pay‑in‑kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s or Underlying Fund’s investments in zero coupon, pay‑in‑kind and capital appreciation bonds may require the Fund or Underlying Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.
OTHER SECURITIES AND RISKS. Additionally, to the extent consistent with their investment objectives and strategies, the Funds or Underlying Funds may purchase other types of securities or instruments similar to those described in these sections. You should carefully consider the risks discussed in these sections before investing in a Fund.
Each Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.
BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions.
INVESTMENT STRATEGY. Each Fund may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one‑fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the Investment Adviser or a Sub‑Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
CREDIT FACILITY AND BORROWING. The Funds, the other funds of the Trust, and affiliated funds of Northern Institutional Funds (for purposes of this discussion, the “Borrowing Funds”) have jointly entered into a revolving credit facility (the “Credit Facility”) whereby the Borrowing Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to the Credit Facility, the participating Borrowing Funds may borrow up to an aggregate commitment amount of $250 million (the “Commitment Limit”) at any time, subject to asset coverage and other limitations as specified in the Credit Facility and under the 1940 Act. The Borrowing Funds may borrow up to the maximum amount allowable under their current prospectus and SAI, subject to various other legal, regulatory or contractual limits, including the asset coverage limits in the Credit Facility. Borrowing results in interest expense and other fees and expenses for the Borrowing Funds that may impact a Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Borrowing Fund’s yield. If a Borrowing Fund borrows pursuant to the Credit Facility, it is charged interest at a variable rate. Each Borrowing Fund also pays a commitment fee equal to its pro rata share of the unused portion of the Credit Facility. The availability of funds under the Credit Facility can be affected by other participating Borrowing Funds’ borrowings under the Credit Facility. As such, a Borrowing Fund may be unable to borrow (or borrow further) under the Credit Facility if the Commitment Limit has been reached.
CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. U.S. Treasury securities are sold under such names as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). Like other stripped obligations, custodial receipts entitle the holder to future interest payments or principal payments or both on securities held by the custodian.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Fund, Short-Intermediate U.S. Government Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Treasury Index Fund, Tax‑Exempt Fixed Income Funds and Multi-Manager High Yield Opportunity Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Funds’ net assets.
SPECIAL RISKS. Like other stripped securities (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by

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the custodian for the purpose of securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees or expenses charged to the custodial account.
EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.
INVESTMENT STRATEGY. The Equity Funds, Equity Index Funds, Bond Index Fund, Active M/Multi-Manager Funds and certain Underlying Funds may invest in exchange rate-related securities.
SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.
intervention.
INITIAL PUBLIC OFFERINGS (“IPO”). An IPO is a company’s first offering of stock to the public.
INVESTMENT STRATEGY. At times, and to the extent consistent with their investment objectives and strategies the Funds may invest in IPOs. The Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Global Real Estate Fund may also invest in IPOs to a moderate extent.
SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies.
These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds, including the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Tax‑Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund or certain Underlying Funds, may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser to the Funds. The Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund will not invest in IFAs.
SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non‑governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price or that these investments may be considered illiquid.
INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Funds to participate in an interfund borrowing and lending program. This interfund borrowing and lending program allows the Funds to borrow money from other funds in the Trust and other affiliated portfolios of Northern Institutional Funds (each a “Portfolio” and together, the “Portfolios”) advised by NTI, and to lend money to other funds in the Trust, for temporary or emergency purposes. The interfund borrowing and lending program is currently not operational. The interfund borrowing and lending program is subject to a number of conditions,

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including, among other things, the requirements that (1) a Fund may not borrow or lend money through the program unless it receives a more favorable interest rate than is available from a bank loan rate or investment yield rate, respectively; (2) loans will be secured on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (3) loans will have a maturity no longer than that of any outstanding bank loan (and in any event not over seven days); (4) if an event of default occurs under any agreement evidencing an outstanding bank loan to a Fund, the event of default will automatically (without need for action or notice by the lending fund or Portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund or Portfolio to call the interfund loan (and exercise all rights with respect to any collateral) and that such call will be made if the bank exercises its right to call its loan under its agreement with a Fund; (5) a Fund may not borrow money if the loan would cause its outstanding borrowings from all sources to exceed 10% of its net assets at the time of the loan, except that a Fund may borrow up to 33 1/3% of its total assets through the program or from other sources if each interfund loan is secured by the pledge of segregated collateral with a market value of at least 102% of the outstanding principal value of the loan; (6) a Fund may not loan money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan; (7) a Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets; and (8) a Fund’s borrowings through the program will not exceed the greater of 125% of the Fund’s total net cash redemptions or 102% of the Fund’s sales fails (when a sale of securities “fails” due to circumstances beyond the Fund’s control) for the preceding seven calendar days as measured at the time of the loan. In addition, a Fund may participate in the interfund borrowing and lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies. The Board of Trustees of the Trust is responsible for overseeing the interfund borrowing and lending program. A delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.
LENDING OF SECURITIES. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.
INVESTMENT STRATEGY. Securities lending may represent no more than one‑third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities. The securities lending program is not currently operational, although an Underlying Fund may lend up to one‑third of the value of its total assets through its securities lending program.
SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Upon return of the loaned securities, the Fund would be required to return the related cash collateral to the borrower and may be required to liquidate portfolio securities in order to do so. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
LIBOR TRANSITION. A Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the instruments in which a Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on a Fund’s investments, performance or financial condition.
MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale of securities for delivery in the future (generally within

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30 days). A Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Global Tactical Asset Allocation Fund, the Fixed Income Funds, Tax‑Exempt Fixed Income Funds and Multi-Manager High Yield Opportunity Fund may invest in mortgage dollar rolls in an effort to enhance performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.
SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon an investment adviser’s or sub‑adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser or sub‑adviser is incorrect in its prediction, certain Funds may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
The Short-Intermediate U.S. Government Fund, U.S. Government Fund, and/or certain Underlying Funds may seek to obtain exposure to mortgage-related securities through to‑be‑announced (“TBA”) transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the mortgage-related securities specified in the TBA transaction. A Fund may acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
SHORT SALES AGAINST‑THE‑BOX. A short sale against‑the‑box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Equity Funds, Equity Index Funds, certain Underlying Funds, Bond Index Fund High Yield Fixed Income Fund, and Active M/Multi-Manager Funds may make short sales against‑the‑box.
SPECIAL RISKS. If a Fund sells securities short against‑the‑box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.
TEMPORARY INVESTMENTS. To the extent consistent with their investment objectives and strategies, the Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less.
INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests, or with respect to the Active M/Multi-Manager Funds, to manage a reallocation of assets to a Sub‑Adviser. Except for the U.S. Treasury Index Fund, a Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser or Sub‑Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser or Sub‑Advisers may, however, choose not to make such temporary investments even in very volatile or adverse market conditions.
SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. In low interest rate environments, cash and cash equivalent assets may not generate income in excess of Fund expenses and therefore would impact the Fund’s performance. A Fund also may miss investment opportunities and have a lower total return during these periods.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, variable amount master demand notes

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and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may invest in variable or floating rate instruments.
SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk and default risk, which could impede their value. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. In addition, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of a variable or floating instrument, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate instrument that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner.
Floating rate instruments with an underlying rate based on LIBOR are subject to the risks disclosed under “LIBOR Transition.”
WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, a Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Investment Adviser or Sub‑Adviser deems it appropriate to do so.
SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.
Therefore, these transactions may have a leveraging effect on a Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. If this occurs, a Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
The following provides additional risk information regarding investing in the Funds.
CYBERSECURITY RISK. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial‑of‑service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security

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programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cybersecurity incidents affecting Service Providers, and such Service Providers may have limited indemnification obligations to the Funds or their investment adviser, and the Funds cannot control the cybersecurity plans and systems put in place by the Service Providers or any other third parties whose operation may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.
INFLATION-INDEXED SECURITIES RISK (principal risk for the Fixed Income Funds) is the risk that certain Funds may be required to liquidate certain investments when it is not advantageous to do so in order to make distributions to shareholders. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Fund may be required to make annual distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. In periods of deflation, a Fund may not receive any income from an inflation-indexed security, which may cause amounts previously distributed to be characterized in some circumstances as a return of capital.
LARGE SHAREHOLDER RISK. To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. In addition, a large redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in each such Fund’s expense ratio. Similarly, large share purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash or otherwise maintain a larger cash position than they ordinarily would.
MATURITY RISK (principal risk for the Fixed Income Funds (except for the U.S. Treasury Index Fund) and the Tax‑Exempt Fixed Income Funds). Certain Funds that invest in fixed income securities will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within any specified limits.
OPERATIONAL RISK. The Investment Adviser and Sub‑Advisers, where applicable, to the Funds and other Fund service providers may be subject to operational risk and may experience disruptions and operating errors. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect a Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Moreover, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds’ service providers could impact the ability to conduct the Funds’ operations. While service providers are required to have appropriate operational risk management policies and procedures in place, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub‑Advisers or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.
DISCLAIMERS
The Large Cap Core Fund, Income Equity Fund, Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed,

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sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or S&P MidCap 400 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the S&P 500 Index or S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or S&P MidCap 400 Index or any data included therein.
The Large Cap Core Fund, Large Cap Value Fund, Small Cap Value Fund, Small Cap Core Fund, U.S. Quality ESG Fund and Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”), nor does Russell guarantee the accuracy and/or completeness of the Russell 1000 Index, Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Russell 1000 Index, Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000 Index, Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein.
The Emerging Markets Equity Index Fund, Global Tactical Asset Allocation Fund, International Equity Fund, International Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund and Northern Engage360™ Fund are not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI Emerging Markets Index, the MSCI EAFE Index, MSCI World ex USA Index, MSCI World ESG Leaders Index or the MSCI All Country World Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Funds, owners of the Funds, any person or any entity from the use of the MSCI Emerging Markets Index, MSCI EAFE Index, MSCI World ex USA Index, MSCI World ESG Leaders Index, MSCI All Country World Index or MSCI ACWI IMI Core Real Estate Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Emerging Markets Index, MSCI EAFE Index, MSCI World ex USA Index, MSCI World ESG Leaders Index, MSCI All Country World Index or MSCI ACWI IMI Core Real Estate Index or any data included therein. The SAI contains a more detailed description of the limited relationship MSCI has with Northern Trust and the Emerging Markets Equity Index Fund, Global Tactical Asset Allocation Fund, International Equity Fund, International Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund and Northern Engage360™ Fund.
The Global Tactical Asset Allocation Fund, Bond Index Fund, Core Bond Fund and Fixed Income Fund are not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays U.S. Aggregate Bond Index, or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Funds, owners of the Funds, any person or any entity from the use of the Bloomberg Barclays U.S. Aggregate Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays U.S. Aggregate Bond Index or any data included therein.
The High Yield Fixed Income Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index or any data included therein.
The Short Bond Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays 1‑3 Year U.S. Government/Credit Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays 1‑3 Year U.S. Government/Credit Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays 1‑3 Year U.S. Government/Credit Index or any data included therein.
The Short-Intermediate U.S. Government Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays 1‑5 Year U.S. Government Index, or any data included therein. Barclays

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Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays 1‑5 Year U.S. Government Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays 1‑5 Year U.S. Government Index or any data included therein.
The Tax‑Advantaged Ultra-Short Fixed Income Fund is not sponsored, endorsed, sold or promoted by Intercontinental Exchange, nor does Intercontinental Exchange guarantee the accuracy and/or completeness of the ICE BofA 6‑12 Month Municipal Securities Index or the ICE BofA 1‑3 Year U.S. Municipal Securities Index or any data included therein. Intercontinental Exchange makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the ICE BofA 6‑12 Month Municipal Securities Index or the ICE BofA 1‑3 Year U.S. Municipal Securities Index or any data included therein. Intercontinental Exchange makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the ICE BofA 6‑12 Month Municipal Securities Index or the ICE BofA 1‑3 Year U.S. Municipal Securities Index or any data included therein.
The Ultra-Short Fixed Income Fund is not sponsored, endorsed, sold or promoted by Intercontinental Exchange, nor does Intercontinental Exchange guarantee the accuracy and/or completeness of the ICE BofA 1‑Year U.S. Treasury Bill Index or any data included therein. Intercontinental Exchange makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the ICE BofA 1‑Year U.S. Treasury Bill Index or any data included therein. Intercontinental Exchange makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the ICE BofA 1‑Year U.S. Treasury Bill Index or any data included therein.
The U.S. Government Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays Intermediate U.S. Government Bond Index, or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays Intermediate U.S. Government Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays Intermediate U.S. Government Bond Index or any data included therein. The U.S. Treasury Index Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays U.S. Treasury Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays U.S. Treasury Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays U.S. Treasury Index or any data included therein.
The Arizona Tax‑Exempt Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays Arizona Municipal Bond Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays Arizona Municipal Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays Arizona Municipal Bond Index or any data included therein.
The California Intermediate Tax‑Exempt Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays California Intermediate Municipal Bond Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays California Intermediate Municipal Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays California Intermediate Municipal Bond Index or any data included therein.
The California Tax‑Exempt Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays California Municipal Bond Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays California Municipal Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays California Municipal Bond Index or any data included therein.

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The High Yield Municipal Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays Municipal Bond 65‑35 Investment Grade/High Yield Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays Municipal Bond 65‑35 Investment Grade/High Yield Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays Municipal Bond 65‑35 Investment Grade/High Yield Index or any data included therein.
The Intermediate Tax‑Exempt Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays Intermediate Municipal Bond Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays Intermediate Municipal Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays Intermediate Municipal Bond Index or any data included therein.
The Short-Intermediate Tax‑Exempt Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays 1‑5 Year Blend Municipal Bond Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays 1‑5 Year Blend Municipal Bond Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays 1‑5 Year Blend Municipal Bond Index or any data included therein.
The Tax‑Exempt Fund is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Bloomberg Barclays U.S. Municipal Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Bloomberg Barclays U.S. Municipal Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Bloomberg Barclays U.S. Municipal Index or any data included therein.
The Active M Emerging Markets Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein.
The Active M International Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI World ex USA IM Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the MSCI World ex USA IM Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI World ex USA IM Index or any data included therein.
The Multi-Manager Emerging Markets Debt Opportunity Fund is not sponsored, endorsed, sold or promoted by JP Morgan, nor does JP Morgan guarantee the accuracy and/or completeness of the JP Morgan EMBI Global Diversified Index or the JP Morgan GBI‑EM Global Diversified Index, or any data included therein. JP Morgan makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the JP Morgan EMBI Global Diversified Index or the JP Morgan GBI‑EM Global Diversified Index, or any data included therein. JP Morgan makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the JP Morgan EMBI Global Diversified Index or the JP Morgan GBI‑EM Global Diversified Index, or any data included therein.
The Multi-Manager Global Listed Infrastructure Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P Global Infrastructure Index, or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the S&P Global Infrastructure Index, or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of

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merchantability or fitness for a particular purpose or use with respect to the S&P Global Infrastructure Index, or any data included therein.
The Multi-Manager Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE, EPRA or NAREIT, nor do FTSE, EPRA or NAREIT guarantee the accuracy and/or completeness of the FTSE® EPRA®/NAREIT® Developed® Index or any data included therein. FTSE, EPRA and NAREIT make no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the FTSE® EPRA®/NAREIT® Developed® Index or any data included therein. FTSE, EPRA and NAREIT make no express or implied warranties and expressly disclaim all such warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE® EPRA®/NAREIT® Developed® Index or any data included therein. The SAI contains a more detailed description of the limited relationships FTSE, EPRA and NAREIT have with Northern Trust and the Global Real Estate Index Fund.
The Multi-Manager High Yield Opportunity Fund is not sponsored, endorsed, sold or promoted by Intercontinental Exchange, nor does Intercontinental Exchange guarantee the accuracy and/or completeness of the ICE BofA U.S. High Yield Constrained Index, or any data included therein. Intercontinental Exchange makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the ICE BofA U.S. High Yield Constrained Index or any data included therein. Intercontinental Exchange makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the ICE BofA U.S. High Yield Constrained Index or any data included therein.
NTI does not guarantee the accuracy and/or the completeness of the broad-based securities market indices or any data included therein or the descriptions of the index providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.
NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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FINANCIAL HIGHLIGHTS
THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS OR, IF SHORTER, THE APPLICABLE PERIOD OF OPERATIONS FOR THE FUND OR ITS SHARE CLASS.
Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions).
This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are incorporated by reference into this Prospectus and included in the Funds’ annual report. Copies of the semiannual and annual report are available upon request and without charge. The Funds’ annual report, which is available upon request and without charge by calling 800‑595‑9111, is also available on the Trust’s website at https://www.northerntrust.com/united‑states/what‑we‑do/investment‑management/northern‑funds/literature or by following the hyperlink: https://www.sec.gov/Archives/edgar/data/916620/000119312521182588/d116233dncsr.htm

280	NORTHERN FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL TACTICAL ASSET ALLOCATION FUND
Selected per share data	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Year	$11.11	$12.69	$13.02		$12.41	$11.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.36	0.38		0.33	0.32
Net realized and unrealized gains (losses)	3.18	(1.60)	(0.25)		0.72	0.90
Net increase from payment by affiliate on affiliate transactions (Note 6)	—	—	0.03	(1)	—	—
Total from Investment Operations	3.49	(1.24)	0.16		1.05	1.22
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)	(0.34)	(0.39)		(0.33)	(0.35	)(2)
From net realized gains	(0.54)	—	(0.10)		(0.11)	—
Total Distributions Paid	(0.86)	(0.34)	(0.49)		(0.44)	(0.35)
Net Asset Value, End of Year	$13.74	$11.11	$12.69		$13.02	$12.41
Total Return(3)	31.94%	(10.14)%	1.46	%(1)	8.55%	10.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$120,727	$101,156	$91,468		$94,045	$84,298
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)(5)	0.26%	0.26%	0.28%		0.27%	0.27%
Expenses, before reimbursements and credits(5)	0.40%	0.40%	0.42%		0.44%	0.49%
Net investment income, net of reimbursements and credits(4)	2.32%	2.85%	2.99%		2.53%	2.67%
Net investment income, before reimbursements and credits	2.18%	2.71%	2.85%		2.36%	2.45%
Portfolio Turnover Rate	50.89%	48.38%	87.64%		25.39%	27.84%

(1)	Northern Trust Investments, Inc. reimbursed the Fund approximately $209,000. Without this reimbursement the total return would have been 1.25%.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2021, less than $2,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020 and 2019 and less than $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

NORTHERN FUNDS PROSPECTUS	281

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND	SHARES
Selected per share data	2021	2020		2019		2018	2017
Net Asset Value, Beginning of Year	$10.42	$12.95		$13.96		$13.39	$12.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.26		0.28		0.27	0.27
Net realized and unrealized gains (losses)	5.28	(1.63)		0.56		1.36	1.29
Total from Investment Operations	5.48	(1.37)		0.84		1.63	1.56
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.26)		(0.28)		(0.27)	(0.27)
From net realized gains	(0.84)	(0.90)		(1.57)		(0.79)	(0.12)
Total Distributions Paid	(1.09)	(1.16)		(1.85)		(1.06)	(0.39)
Net Asset Value, End of Year	$14.81	$10.42		$12.95		$13.96	$13.39
Total Return(1)	53.57%	(12.44	)%(2)	7.66	%(3)	12.08%	12.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$149,908	$115,562		$187,632		$217,214	$230,511
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	1.01%	1.02%		1.01%		1.01%	1.01%
Expenses, before reimbursements and credits	1.18%	1.12%		1.12%		1.11%	1.15%
Net investment income, net of reimbursements and credits(4)	1.51%	1.89%		2.01%		1.88%	2.07%
Net investment income, before reimbursements and credits	1.34%	1.79%		1.90%		1.78%	1.93%
Portfolio Turnover Rate	27.94%	76.34%		40.94%		23.14%	32.17%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	During the fiscal year ended March 31, 2020, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been (12.98)%.

(3)	During the fiscal year ended March 31, 2019, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 7.16%.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $2,000, $3,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

282	NORTHERN FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$7.14	$9.36	$10.16	$9.06	$8.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.45	0.37	0.37	0.21	0.14
Net realized and unrealized gains (losses)	2.63	(2.23)	(0.94)	1.01	0.93
Total from Investment Operations	3.08	(1.86)	(0.57)	1.22	1.07
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.54)	(0.36)	(0.23)	(0.12)	(0.13)
Total Distributions Paid	(0.54)	(0.36)	(0.23)	(0.12)	(0.13)
Net Asset Value, End of Year	$9.68	$7.14	$9.36	$10.16	$9.06
Total Return(2)	43.53%	(20.78)%	(5.36)%	13.50%	13.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$106,032	$122,189	$203,688	$262,902	$154,784
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.52%	0.55%	0.51%	0.51%	0.93	%(4)
Expenses, before reimbursements and credits	0.75%	0.67%	0.69%	0.81%	1.23%
Net investment income, net of reimbursements and credits(3)	2.73%	3.14%	3.18%	2.53%	1.67	%(4)
Net investment income, before reimbursements and credits	2.50%	3.02%	3.00%	2.23%	1.37%
Portfolio Turnover Rate	63.81%	33.97%	59.45%	101.53%	101.07%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000, $3,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)
Effective January 1, 2017, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.50%. Prior to January 1, 2017, the expense limitation had been 1.06%.

NORTHERN FUNDS PROSPECTUS	283

FINANCIAL HIGHLIGHTS

LARGE CAP CORE FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$16.46	$19.36	$18.88	$16.98	$15.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.39	0.34	0.31	0.30
Net realized and unrealized gains (losses)	8.79	(2.44)	0.65	2.11	1.88
Total from Investment Operations	9.10	(2.05)	0.99	2.42	2.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)	(0.39)	(0.34)	(0.31)	(0.30)
From net realized gains	—	(0.46)	(0.17)	(0.21)	—
Total Distributions Paid	(0.32)	(0.85)	(0.51)	(0.52)	(0.30)
Net Asset Value, End of Year	$25.24	$16.46	$19.36	$18.88	$16.98
Total Return(1)	55.62%	(11.28)%	5.45%	14.34%	14.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$270,545	$164,695	$245,220	$244,798	$127,255
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.46%	0.46%	0.46%	0.49	%(3)
Expenses, before reimbursements and credits	0.57%	0.56%	0.56%	0.58%	0.63%
Net investment income, net of reimbursements and credits(2)	1.47%	1.85%	1.76%	1.75%	1.85	%(3)
Net investment income, before reimbursements and credits	1.35%	1.75%	1.66%	1.63%	1.71%
Portfolio Turnover Rate	38.54%	37.90%	45.92%	50.70%	66.77%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $1,000, $2,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)
Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.45%. Prior to June 15, 2016, the expense limitation had been 0.60%.

284	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$12.85	$16.42	$15.83	$15.22	$12.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.41	0.34	0.35	0.27
Net realized and unrealized gains (losses)	7.42	(3.62)	0.50	0.64	2.22
Total from Investment Operations	7.80	(3.21)	0.84	0.99	2.49
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)	(0.36)	(0.25)	(0.38)	(0.22)
Total Distributions Paid	(0.26)	(0.36)	(0.25)	(0.38)	(0.22)
Net Asset Value, End of Year	$20.39	$12.85	$16.42	$15.83	$15.22
Total Return(1)	61.02%	(20.16)%	5.52%	6.43%	19.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$63,821	$45,786	$85,581	$89,814	$93,854
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.57%	0.55%	0.59%	0.58%	0.63	%(3)
Expenses, before reimbursements and credits	0.89%	0.83%	0.83%	0.90%	1.12%
Net investment income, net of reimbursements and credits(2)	2.05%	2.04%	1.95%	2.08%	1.80	%(3)
Net investment income, before reimbursements and credits	1.73%	1.76%	1.71%	1.76%	1.31%
Portfolio Turnover Rate	74.86%	80.40%	96.45%	110.59%	71.22%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $1,000, $2,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)
Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.55%. Prior to June 15, 2016, the expense limitation had been 0.85%.

NORTHERN FUNDS PROSPECTUS	285

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.49	$20.18	$22.71	$24.00	$19.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.22	0.21	0.20	0.19
Net realized and unrealized gains (losses)	10.15	(5.45)	(0.59)	0.79	4.55
Total from Investment Operations	10.35	(5.23)	(0.38)	0.99	4.74
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.23)	(0.16)	(0.21)	(0.22)
From net realized gains	(0.16)	(1.23)	(1.99)	(2.07)	(0.33)
Total Distributions Paid	(0.38)	(1.46)	(2.15)	(2.28)	(0.55)
Net Asset Value, End of Year	$23.46	$13.49	$20.18	$22.71	$24.00
Total Return(1)	77.32%	(28.43)%	(0.45)%	3.76%	23.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,974,261	$2,076,900	$2,972,451	$3,538,528	$3,777,051
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.13%	1.10%	1.12%	1.13%	1.22%
Net investment income, net of reimbursements and credits(2)	1.05%	1.09%	0.86%	0.82%	0.89%
Net investment income, before reimbursements and credits	0.92%	0.99%	0.74%	0.69%	0.67%
Portfolio Turnover Rate	27.79%	14.18%	16.02%	18.65%	11.48%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $59,000, $138,000, $110,000, $119,000 and $184,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

286	NORTHERN FUNDS PROSPECTUS

SMALL CAP CORE FUND	CLASS I(1)
Selected per share data	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$23.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.12
Net realized and unrealized gains	10.41
Total from Investment Operations	10.53
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)
From net realized gains	(1.22)
Total Distributions Paid	(1.43)
Net Asset Value, End of Period	$32.56
Total Return(2)	45.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$254,387
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.59%
Expenses, before reimbursements and credits(4)	0.67%
Net investment income, net of reimbursements and credits(5)	0.57%
Net investment income, before reimbursements and credits(4)(5)	0.49%
Portfolio Turnover Rate	26.59%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class I shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

NORTHERN FUNDS PROSPECTUS	287

FINANCIAL HIGHLIGHTS

SMALL CAP CORE FUND	CLASS K(1)
Selected per share data	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$23.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.13
Net realized and unrealized gains	10.42
Total from Investment Operations	10.55
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)
From net realized gains	(1.22)
Total Distributions Paid	(1.43)
Net Asset Value, End of Period	$32.58
Total Return(2)	45.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$287,618
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.49%
Expenses, before reimbursements and credits(4)	0.57%
Net investment income, net of reimbursements and credits(5)	0.67%
Net investment income, before reimbursements and credits(4)(5)	0.59%
Portfolio Turnover Rate	26.59%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

288	NORTHERN FUNDS PROSPECTUS

U.S. QUALITY ESG FUND	CLASS I(1)
Selected per share data	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$13.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08
Net realized and unrealized gains	2.56
Total from Investment Operations	2.64
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)
From net realized gains	(0.08)
Total Distributions Paid	(0.18)
Net Asset Value, End of Period	$16.12
Total Return(2)	19.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$83
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.49%
Expenses, before reimbursements and credits	0.61%
Net investment income, net of reimbursements and credits(4)	0.91%
Net investment income, before reimbursements and credits(4)	0.79%
Portfolio Turnover Rate	28.66%

(1)	For the period from August 24, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	As the Fund commenced operation of Class I shares on August 24, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

NORTHERN FUNDS PROSPECTUS	289

FINANCIAL HIGHLIGHTS

U.S. QUALITY ESG FUND	CLASS K(1)
Selected per share data	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$13.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10
Net realized and unrealized gains	3.21
Total from Investment Operations	3.31
LESS DISTRIBUTIONS PAID:
From net investment income	(0.11)
From net realized gains	(0.08)
Total Distributions Paid	(0.19)
Net Asset Value, End of Period	$16.12
Total Return(2)	25.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$298,204
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.39%
Expenses, before reimbursements and credits(4)	0.51%
Net investment income, net of reimbursements and credits(5)	1.06%
Net investment income, before reimbursements and credits(4)(5)	0.94%
Portfolio Turnover Rate	28.66%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

290	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

EMERGING MARKETS EQUITY INDEX FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$9.25	$11.70	$13.10	$10.68	$9.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20 (1)	0.37	0.30	0.24	0.20
Net realized and unrealized gains (losses)	5.20	(2.43)	(1.41)	2.40	1.38
Total from Investment Operations	5.40	(2.06)	(1.11)	2.64	1.58
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.33)	(0.39)	(0.29)	(0.22)	(0.18)
Total Distributions Paid	(0.33)	(0.39)	(0.29)	(0.22)	(0.18)
Net Asset Value, End of Year	$14.32	$9.25	$11.70	$13.10	$10.68
Total Return(3)	58.51%	(18.36)%	(8.20)%	24.84%	17.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,412,779	$1,594,038	$2,790,805	$3,255,089	$2,296,815
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.34%	0.35%	0.35%	0.34%	0.35%
Net investment income, net of reimbursements and credits(4)	1.76%	3.07%	2.35%	2.00%	1.95%
Net investment income, before reimbursements and credits	1.72%	3.02%	2.30%	1.96%	1.90%
Portfolio Turnover Rate	74.68%	45.08%	54.69%	27.03%	30.14%

(1)
The Northern Trust Company reimbursed the Fund approximately $151,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 58.44%. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $21,000, $26,000, $31,000, $34,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	291

FINANCIAL HIGHLIGHTS

GLOBAL REAL ESTATE INDEX FUND	SHARES
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$8.22		$11.05	$10.35	$9.99	$10.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.34	0.34	0.33	0.25
Net realized and unrealized gains (losses)	2.64		(2.67)	0.72	0.38	0.02
Total from Investment Operations	2.68		(2.33)	1.06	0.71	0.27
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.23)		(0.50)	(0.36)	(0.35)	(0.36)
Total Distributions Paid	(0.23)		(0.50)	(0.36)	(0.35)	(0.36)
Net Asset Value, End of Year	$10.67		$8.22	$11.05	$10.35	$9.99
Total Return(2)	33.25	%(3)	(22.11)%	10.55%	7.10%	2.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,432,173		$1,780,428	$2,091,233	$1,881,555	$1,889,797
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.48%		0.49%	0.50%	0.50%	0.50%
Expenses, before reimbursements and credits	0.48%		0.49%	0.53%	0.53%	0.53%
Net investment income, net of reimbursements and credits(4)	2.55%		2.81%	3.17%	3.21%	2.52%
Net investment income, before reimbursements and credits	2.55%		2.81%	3.14%	3.18%	2.49%
Portfolio Turnover Rate	7.27%		6.91%	27.17%	9.53%	5.96%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.11%.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $32,000, $16,000, $16,000 and $24,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

292	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$9.84	$11.86	$12.77	$11.39	$10.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.35 (1)	0.39	0.30	0.33
Net realized and unrealized gains (losses)	4.08	(1.98)	(0.93)	1.40 (2)	0.91
Total from Investment Operations	4.36	(1.63)	(0.54)	1.70	1.24
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.28)	(0.39)	(0.37)	(0.32)	(0.34)
Total Distributions Paid	(0.28)	(0.39)	(0.37)	(0.32)	(0.34)
Net Asset Value, End of Year	$13.92	$9.84	$11.86	$12.77	$11.39
Total Return(4)	44.22%	(14.46)%	(3.89)%	14.88%	12.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,379,675	$4,100,160	$5,333,685	$6,209,334	$4,401,667
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.24%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.24%	0.26%	0.30%	0.30%	0.30%
Net investment income, net of reimbursements and credits(5)	2.26%	2.85%	3.15%	2.58%	2.98%
Net investment income, before reimbursements and credits	2.26%	2.84%	3.10%	2.53%	2.93%
Portfolio Turnover Rate	21.26%	10.17%	26.95%	31.54%	28.03%

(1)	The Northern Trust Company reimbursed the Fund approximately $69,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)
The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $137,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $30,000, $36,000, $55,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	293

FINANCIAL HIGHLIGHTS

MID CAP INDEX FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.59	$17.95	$19.17	$18.59	$16.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.28	0.27	0.26	0.23
Net realized and unrealized gains (losses)	10.91	(4.21)	(0.04)	1.76	3.12
Total from Investment Operations	11.17	(3.93)	0.23	2.02	3.35
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)	(0.27)	(0.28)	(0.24)	(0.24)
From net realized gains	(0.74)	(0.16)	(1.17)	(1.20)	(0.91)
Total Distributions Paid	(1.00)	(0.43)	(1.45)	(1.44)	(1.15)
Net Asset Value, End of Year	$23.76	$13.59	$17.95	$19.17	$18.59
Total Return(1)	83.26%	(22.61)%	2.38%	10.80%	20.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,523,727	$1,700,510	$2,294,736	$2,320,034	$2,175,963
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.19%	0.18%	0.17%	0.18%	0.18%
Net investment income, net of reimbursements and credits(2)	1.25%	1.52%	1.39%	1.35%	1.35%
Net investment income, before reimbursements and credits	1.21%	1.49%	1.37%	1.32%	1.32%
Portfolio Turnover Rate	18.73%	18.15%	20.59%	16.02%	19.71%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, $72,000, $77,000, $44,000 and $87,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

294	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$9.18	$12.34	$13.60	$12.97	$10.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.14	0.16	0.15	0.14
Net realized and unrealized gains (losses)	8.48	(3.07)	(0.11)	1.38	2.64
Total from Investment Operations	8.60	(2.93)	0.05	1.53	2.78
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.14)	(0.15)	(0.15)	(0.13)
From net realized gains	(0.39)	(0.09)	(1.16)	(0.75)	(0.38)
Total Distributions Paid	(0.54)	(0.23)	(1.31)	(0.90)	(0.51)
Net Asset Value, End of Year	$17.24	$9.18	$12.34	$13.60	$12.97
Total Return(1)	94.41%	(24.28)%	1.97%	11.68%	26.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,606,895	$887,429	$1,167,092	$1,214,764	$1,183,557
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.19%	0.19%	0.18%	0.18%	0.18%
Net investment income, net of reimbursements and credits(2)	0.93%	1.13%	1.13%	1.04%	1.16%
Net investment income, before reimbursements and credits	0.89%	1.09%	1.10%	1.01%	1.13%
Portfolio Turnover Rate	20.62%	18.36%	20.81%	13.03%	19.37%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $32,000, $32,000, $25,000 and $28,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	295

FINANCIAL HIGHLIGHTS

STOCK INDEX FUND	SHARES
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$29.61	$32.74	$31.35	$28.44	$24.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.61	0.65	0.61	0.58	0.53
Net realized and unrealized gains (losses)	15.87	(2.87)	2.18	3.35	3.68
Total from Investment Operations	16.48	(2.22)	2.79	3.93	4.21
LESS DISTRIBUTIONS PAID:
From net investment income	(0.61)	(0.65)	(0.61)	(0.57)	(0.52)
From net realized gains	(1.04)	(0.26)	(0.79)	(0.45)	(0.19)
Total Distributions Paid	(1.65)	(0.91)	(1.40)	(1.02)	(0.71)
Net Asset Value, End of Year	$44.44	$29.61	$32.74	$31.35	$28.44
Total Return(1)	56.22%	(7.10)%	9.38%	13.87%	17.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,225,431	$7,933,222	$8,512,061	$7,787,749	$7,544,579
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses, before reimbursements and credits	0.13%	0.12%	0.11%	0.12%	0.11%
Net investment income, net of reimbursements and credits(2)	1.54%	1.88%	1.89%	1.86%	1.98%
Net investment income, before reimbursements and credits	1.51%	1.86%	1.88%	1.84%	1.97%
Portfolio Turnover Rate	4.66%	5.15%	6.68%	6.76%	3.88%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $85,000, $205,000, $185,000, $153,000 and $61,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

296	NORTHERN FUNDS PROSPECTUS

GLOBAL SUSTAINABILITY INDEX FUND	CLASS I(1)
Selected per share data	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$15.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19
Net realized and unrealized gains	3.26
Total from Investment Operations	3.45
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.29)
From net realized gains	— (3)
Total Distributions Paid	(0.29)
Net Asset Value, End of Period	$18.66
Total Return(4)	22.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$474,771
Ratio to average net assets of:(5)
Expenses, net of reimbursements and credits	0.30%
Expenses, before reimbursements and credits(6)	0.31%
Net investment income, net of reimbursements and credits(7)	1.57%
Net investment income, before reimbursements and credits(6)(7)	1.56%
Portfolio Turnover Rate	29.04%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)	Per share amounts were less than $0.01 per share.

(4)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of $2,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	As the Fund commenced operation of Class I shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

NORTHERN FUNDS PROSPECTUS	297

FINANCIAL HIGHLIGHTS

GLOBAL SUSTAINABILITY INDEX FUND	CLASS K(1)
Selected per share data	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$15.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19
Net realized and unrealized gains	3.27
Total from Investment Operations	3.46
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.29)
From net realized gains	— (3)
Total Distributions Paid	(0.29)
Net Asset Value, End of Period	$18.67
Total Return(4)	22.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$513,860
Ratio to average net assets of:(5)
Expenses, net of reimbursements and credits	0.25%
Expenses, before reimbursements and credits(6)	0.27%
Net investment income, net of reimbursements and credits(7)	1.62%
Net investment income, before reimbursements and credits(6)(7)	1.60%
Portfolio Turnover Rate	29.04%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)	Per share amounts were less than $0.01 per share.

(4)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

298	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$11.05	$10.45	$10.31	$10.47	$10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.28	0.28	0.26	0.25
Net realized and unrealized gains (losses)	(0.17)	0.65	0.15	(0.14)	(0.24)
Total from Investment Operations	0.05	0.93	0.43	0.12	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.30)	(0.29)	(0.28)	(0.27)
From net realized gains	(0.10)	(0.03)	—	—	(0.01)
Total Distributions Paid	(0.35)	(0.33)	(0.29)	(0.28)	(0.28)
Net Asset Value, End of Year	$10.75	$11.05	$10.45	$10.31	$10.47
Total Return(1)	0.36%	9.01%	4.33%	1.13%	0.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,252,218	$2,936,072	$3,020,198	$2,769,946	$2,496,618
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.19%	0.18%	0.17%	0.17%	0.17%
Net investment income, net of reimbursements and credits(2)	1.91%	2.63%	2.78%	2.50%	2.35%
Net investment income, before reimbursements and credits	1.87%	2.60%	2.76%	2.48%	2.33%
Portfolio Turnover Rate	75.38%	53.74%	70.72%	44.51%	65.28%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $92,000, $83,000, $109,000, $97,000 and $126,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	299

FINANCIAL HIGHLIGHTS

CORE BOND FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.47	$10.08	$10.02	$10.15	$10.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.23	0.28	0.26	0.19
Net realized and unrealized gains (losses)	0.18	0.43	0.08	(0.11)	(0.15)
Total from Investment Operations	0.33	0.66	0.36	0.15	0.04
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)	(0.27)	(0.30)	(0.28)	(0.22)
From net realized gains	(0.18)	—	—	—	(0.07)
Total Distributions Paid	(0.37)	(0.27)	(0.30)	(0.28)	(0.29)
Net Asset Value, End of Year	$10.43	$10.47	$10.08	$10.02	$10.15
Total Return(1)	3.08%	6.57%	3.75%	1.45%	0.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$253,092	$194,834	$255,171	$266,835	$259,951
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.40%	0.41%	0.41%	0.41%	0.40%
Expenses, before reimbursements and credits	0.47%	0.47%	0.46%	0.46%	0.46%
Net investment income, net of reimbursements and credits(2)	1.26%	2.33%	2.91%	2.49%	1.87%
Net investment income, before reimbursements and credits	1.19%	2.27%	2.86%	2.44%	1.81%
Portfolio Turnover Rate	326.11%	485.45%	327.61%	424.59%	517.18%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $15,000, $11,000, $18,000 and $57,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

300	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.18		$9.97	$9.94	$10.12	$10.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.27	0.32	0.31	0.24
Net realized and unrealized gains (losses)	0.38		0.24	0.06	(0.16)	(0.08)
Total from Investment Operations	0.57		0.51	0.38	0.15	0.16
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.24)		(0.30)	(0.35)	(0.33)	(0.27)
From net realized gains	(0.06)		—	—	—	—
Total Distributions Paid	(0.30)		(0.30)	(0.35)	(0.33)	(0.27)
Net Asset Value, End of Year	$10.45		$10.18	$9.97	$9.94	$10.12
Total Return(2)	5.63	%(3)	5.11%	3.98%	1.38%	1.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$822,261		$841,826	$848,130	$1,190,331	$1,180,510
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.45%		0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.49%		0.49%	0.48%	0.48%	0.48%
Net investment income, net of reimbursements and credits(4)	1.83%		2.66%	3.41%	2.95%	2.40%
Net investment income, before reimbursements and credits	1.79%		2.62%	3.38%	2.92%	2.37%
Portfolio Turnover Rate	261.29%		439.40%	283.15%	364.76%	454.23%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.62%.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $25,000, $55,000, $32,000, $81,000 and $207,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	301

FINANCIAL HIGHLIGHTS

HIGH YIELD FIXED INCOME FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$5.57	$6.60	$6.72	$6.84	$6.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.40	0.42	0.42	0.40
Net realized and unrealized gains (losses)	1.21	(1.02)	(0.12)	(0.12)	0.42
Total from Investment Operations	1.57	(0.62)	0.30	0.30	0.82
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.36)	(0.41)	(0.42)	(0.42)	(0.40)
Total Distributions Paid	(0.36)	(0.41)	(0.42)	(0.42)	(0.40)
Net Asset Value, End of Year	$6.78	$5.57	$6.60	$6.72	$6.84
Total Return(2)	28.40%	(9.96)%	4.64%	4.32%	13.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,330,270	$3,153,247	$3,795,975	$3,556,517	$4,431,999
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.78%	0.78%	0.78%	0.80%	0.80%
Expenses, before reimbursements and credits	0.83%	0.82%	0.81%	0.81%	0.81%
Net investment income, net of reimbursements and credits(3)	5.62%	6.10%	6.34%	6.00%	5.98%
Net investment income, before reimbursements and credits	5.57%	6.06%	6.31%	5.99%	5.97%
Portfolio Turnover Rate	54.82%	47.65%	52.19%	95.52%	117.53%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $70,000, $94,000, $198,000, $196,000 and $261,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

302	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT BOND FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$18.59	$18.67	$18.60	$18.85	$18.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.45	0.49	0.34	0.27
Net realized and unrealized gains (losses)	0.49	(0.07)	0.07	(0.25)	—
Total from Investment Operations	0.81	0.38	0.56	0.09	0.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)	(0.46)	(0.49)	(0.34)	(0.28)
Total Distributions Paid	(0.34)	(0.46)	(0.49)	(0.34)	(0.28)
Net Asset Value, End of Year	$19.06	$18.59	$18.67	$18.60	$18.85
Total Return(1)	4.34%	2.04%	3.07%	0.45%	1.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$437,099	$371,803	$424,702	$487,524	$494,467
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses, before reimbursements and credits	0.45%	0.44%	0.43%	0.43%	0.43%
Net investment income, net of reimbursements and credits(2)	1.64%	2.40%	2.65%	1.79%	1.43%
Net investment income, before reimbursements and credits	1.59%	2.36%	2.62%	1.76%	1.40%
Portfolio Turnover Rate	57.85%	95.09%	125.76%	158.65%	242.73%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $10,000, $11,000, $13,000 and $29,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	303

FINANCIAL HIGHLIGHTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.06	$9.60	$9.61	$9.81	$9.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.14	0.21	0.13	0.07
Net realized and unrealized gains (losses)	(0.03)	0.47	0.02	(0.18)	(0.15)
Total from Investment Operations	(0.02)	0.61	0.23	(0.05)	(0.08)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.15)	(0.24)	(0.15)	(0.08)
Total Distributions Paid	(0.02)	(0.15)	(0.24)	(0.15)	(0.08)
Net Asset Value, End of Year	$10.02	$10.06	$9.60	$9.61	$9.81
Total Return(1)	(0.26)%	6.34%	2.47%	(0.55)%	(0.74)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$63,809	$58,501	$60,828	$113,917	$132,812
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.41%	0.42%	0.42%	0.41%	0.41%
Expenses, before reimbursements and credits	0.54%	0.62%	0.57%	0.51%	0.49%
Net investment income, net of reimbursements and credits(2)	0.02%	1.41%	2.30%	1.32%	0.71%
Net investment income (loss), before reimbursements and credits	(0.11)%	1.21%	2.15%	1.22%	0.63%
Portfolio Turnover Rate	445.85%	838.97%	739.25%	504.54%	905.27%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $8,000, $8,000, $14,000 and $31,000, which represent less than 0.01, 0.01, 0.01, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

304	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.14	$10.14	$10.09	$10.13	$10.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.16	0.15	0.10	0.08
Net realized and unrealized gains (losses)	0.08	0.01	0.05	(0.04)	0.01
Total from Investment Operations	0.16	0.17	0.20	0.06	0.09
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.16)	(0.15)	(0.10)	(0.08)
From net realized gains	(0.01)	(0.01)	—	— (1)	—
Total Distributions Paid	(0.09)	(0.17)	(0.15)	(0.10)	(0.08)
Net Asset Value, End of Year	$10.21	$10.14	$10.14	$10.09	$10.13
Total Return(2)	1.59%	1.61%	2.06%	0.60%	0.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,861,104	$3,737,559	$4,008,207	$3,908,876	$3,544,536
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.27%	0.27%	0.26%	0.26%	0.26%
Net investment income, net of reimbursements and credits(3)	0.74%	1.52%	1.55%	1.00%	0.84%
Net investment income, before reimbursements and credits	0.72%	1.50%	1.54%	0.99%	0.83%
Portfolio Turnover Rate	79.08%	70.19%	62.06%	54.39%	51.98%

(1)	Per share amounts were less than $0.01 per share.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $139,000, $175,000, $81,000, $72,000 and $64,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	305

FINANCIAL HIGHLIGHTS

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.10	$10.19	$10.15	$10.21	$10.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.24	0.23	0.15	0.12
Net realized and unrealized gains (losses)	0.23	(0.09)	0.04	(0.06)	0.03
Total from Investment Operations	0.34	0.15	0.27	0.09	0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.11)	(0.24)	(0.23)	(0.15)	(0.12)
From net realized gains	(0.02)	—	— (1)	— (1)	—
Total Distributions Paid	(0.13)	(0.24)	(0.23)	(0.15)	(0.12)
Net Asset Value, End of Year	$10.31	$10.10	$10.19	$10.15	$10.21
Total Return(2)	3.29%	1.45%	2.75%	0.96%	1.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,690,747	$2,189,187	$2,424,799	$2,590,298	$2,207,740
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.28%	0.28%	0.27%	0.26%	0.26%
Net investment income, net of reimbursements and credits(3)	0.94%	2.33%	2.30%	1.51%	1.15%
Net investment income, before reimbursements and credits	0.91%	2.30%	2.28%	1.50%	1.14%
Portfolio Turnover Rate	73.99%	75.95%	59.63%	58.41%	52.98%

(1)	Per share amounts were less than $0.01 per share.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $142,000, $43,000, $44,000, $56,000 and $74,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

306	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.17	$9.50	$9.43	$9.64	$9.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.14	0.21	0.14	0.09
Net realized and unrealized gains (losses)	(0.16)	0.68	0.09	(0.20)	(0.21)
Total from Investment Operations	(0.15)	0.82	0.30	(0.06)	(0.12)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.15)	(0.23)	(0.15)	(0.11)
From net realized gains	(0.28)	—	—	— (1)	—
Total Distributions Paid	(0.31)	(0.15)	(0.23)	(0.15)	(0.11)
Net Asset Value, End of Year	$9.71	$10.17	$9.50	$9.43	$9.64
Total Return(2)	(1.58)%	8.66%	3.29%	(0.62)%	(1.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$53,343	$39,379	$36,008	$22,927	$24,013
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.42%	0.43%	0.47%	0.47%	0.45%
Expenses, before reimbursements and credits	0.57%	0.73%	0.93%	0.90%	0.90%
Net investment income, net of reimbursements and credits(3)	0.11%	1.43%	2.33%	1.41%	0.94%
Net investment income (loss), before reimbursements and credits	(0.04)%	1.13%	1.87%	0.98%	0.49%
Portfolio Turnover Rate	517.52%	854.95%	1,074.68%	429.23%	665.24%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $4,000, $4,000, $3,000 and $4,000, which represent less than 0.01, less than 0.01, 0.01, less than 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	307

FINANCIAL HIGHLIGHTS

U.S. TREASURY INDEX FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$23.79	$21.43	$21.03	$21.35	$22.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.45	0.43	0.38	0.34
Net realized and unrealized gains (losses)	(1.48)	2.36	0.40	(0.32)	(0.70)
Total from Investment Operations	(1.15)	2.81	0.83	0.06	(0.36)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)	(0.45)	(0.43)	(0.38)	(0.34)
From net realized gains	—	—	—	—	(0.08)
Total Distributions Paid	(0.33)	(0.45)	(0.43)	(0.38)	(0.42)
Net Asset Value, End of Year	$22.31	$23.79	$21.43	$21.03	$21.35
Total Return(1)	(4.89)%	13.29%	4.03%	0.24%	(1.63)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$100,374	$103,045	$84,809	$81,477	$108,599
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.16%	0.16%	0.18%	0.17%	0.16%
Expenses, before reimbursements and credits	0.26%	0.28%	0.32%	0.28%	0.25%
Net investment income, net of reimbursements and credits(2)	1.40%	2.04%	2.08%	1.74%	1.53%
Net investment income, before reimbursements and credits	1.30%	1.92%	1.94%	1.63%	1.44%
Portfolio Turnover Rate	59.23%	50.28%	37.64%	34.21%	38.93%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

308	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

ARIZONA TAX-EXEMPT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.77	$10.65	$10.43	$10.54	$10.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.28	0.31	0.31	0.29
Net realized and unrealized gains (losses)	0.09	0.12	0.22	(0.11)	(0.30)
Total from Investment Operations	0.34	0.40	0.53	0.20	(0.01)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.28)	(0.31)	(0.31)	(0.29)
From net realized gains	—	—	—	—	(0.12)
Total Distributions Paid	(0.25)	(0.28)	(0.31)	(0.31)	(0.41)
Net Asset Value, End of Year	$10.86	$10.77	$10.65	$10.43	$10.54
Total Return(1)	3.19%	3.86%	5.15%	1.95%	(0.17)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$168,504	$135,533	$118,657	$111,621	$102,928
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.46%	0.47%	0.46%	0.46%
Expenses, before reimbursements and credits	0.58%	0.60%	0.60%	0.61%	0.62%
Net investment income, net of reimbursements and credits(2)	2.29%	2.56%	3.03%	2.89%	2.65%
Net investment income, before reimbursements and credits	2.17%	2.42%	2.90%	2.74%	2.49%
Portfolio Turnover Rate	17.20%	63.33%	52.94%	85.89%	83.45%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $10,000, $9,000 and $13,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively, and less than $16,000, which represents less than 0.02 percent of average net assets for the fiscal year ended March 31, 2017. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	309

FINANCIAL HIGHLIGHTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.74	$10.68	$10.47	$10.57	$11.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.27	0.28	0.28	0.26
Net realized and unrealized gains (losses)	0.22	0.06	0.21	(0.10)	(0.36)
Total from Investment Operations	0.46	0.33	0.49	0.18	(0.10)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)	(0.27)	(0.28)	(0.28)	(0.26)
From net realized gains	(0.02)	— (1)	—	—	(0.10)
Total Distributions Paid	(0.26)	(0.27)	(0.28)	(0.28)	(0.36)
Net Asset Value, End of Year	$10.94	$10.74	$10.68	$10.47	$10.57
Total Return(2)	4.29%	3.11%	4.78%	1.67%	(0.87)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$533,617	$493,284	$498,887	$494,372	$470,326
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.50%	0.50%	0.49%	0.50%	0.51%
Net investment income, net of reimbursements and credits(3)	2.18%	2.48%	2.69%	2.61%	2.42%
Net investment income, before reimbursements and credits	2.13%	2.43%	2.65%	2.56%	2.36%
Portfolio Turnover Rate	16.87%	31.63%	28.54%	52.17%	64.62%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $19,000, $26,000, $22,000, $25,000 and $28,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

310	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$11.65	$11.56	$11.40	$11.48	$12.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.33	0.40	0.39	0.35
Net realized and unrealized gains (losses)	0.21	0.16	0.16	(0.08)	(0.45)
Total from Investment Operations	0.50	0.49	0.56	0.31	(0.10)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)	(0.33)	(0.40)	(0.39)	(0.35)
From net realized gains	(0.06)	(0.07)	—	—	(0.13)
Total Distributions Paid	(0.35)	(0.40)	(0.40)	(0.39)	(0.48)
Net Asset Value, End of Year	$11.80	$11.65	$11.56	$11.40	$11.48
Total Return(1)	4.32%	4.27%	5.01%	2.69%	(0.83)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$218,042	$193,318	$179,416	$181,272	$177,857
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.46%	0.46%	0.46%	0.46%
Expenses, before reimbursements and credits	0.55%	0.55%	0.56%	0.58%	0.61%
Net investment income, net of reimbursements and credits(2)	2.46%	2.78%	3.50%	3.36%	2.95%
Net investment income, before reimbursements and credits	2.36%	2.69%	3.40%	3.24%	2.80%
Portfolio Turnover Rate	28.48%	55.08%	34.83%	83.27%	97.34%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $16,000, $11,000, $21,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	311

FINANCIAL HIGHLIGHTS

HIGH YIELD MUNICIPAL FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$8.31	$8.70	$8.69	$8.69	$9.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.34	0.37	0.35	0.32
Net realized and unrealized gains (losses)	0.64	(0.39)	0.01	—	(0.33)
Total from Investment Operations	0.96	(0.05)	0.38	0.35	(0.01)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)	(0.34)	(0.37)	(0.35)	(0.32)
Total Distributions Paid	(0.32)	(0.34)	(0.37)	(0.35)	(0.32)
Net Asset Value, End of Year	$8.95	$8.31	$8.70	$8.69	$8.69
Total Return(1)	11.75%	(0.68)%	4.47%	4.03%	(0.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$598,937	$509,834	$443,469	$412,599	$476,835
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.60%	0.60%	0.61%	0.80%	0.80%
Expenses, before reimbursements and credits	0.84%	0.84%	0.83%	0.83%	0.82%
Net investment income, net of reimbursements and credits(2)	3.71%	3.87%	4.27%	3.96%	3.60%
Net investment income, before reimbursements and credits	3.47%	3.63%	4.05%	3.93%	3.58%
Portfolio Turnover Rate	33.75%	47.62%	51.81%	9.69%	39.67%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $18,000, $24,000, $16,000, $12,000 and $42,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

312	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.68	$10.57	$10.37	$10.40	$10.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.24	0.25	0.22	0.21
Net realized and unrealized gains (losses)	0.22	0.15	0.20	(0.03)	(0.26)
Total from Investment Operations	0.43	0.39	0.45	0.19	(0.05)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.24)	(0.25)	(0.22)	(0.21)
From net realized gains	(0.07)	(0.04)	—	—	(0.16)
Total Distributions Paid	(0.28)	(0.28)	(0.25)	(0.22)	(0.37)
Net Asset Value, End of Year	$10.83	$10.68	$10.57	$10.37	$10.40
Total Return(1)	4.01%	3.72%	4.47%	1.75%	(0.48)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,073,366	$3,017,951	$2,774,081	$2,935,140	$2,752,569
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.48%	0.47%	0.47%	0.48%	0.49%
Net investment income, net of reimbursements and credits(2)	1.90%	2.23%	2.46%	2.03%	1.94%
Net investment income, before reimbursements and credits	1.87%	2.21%	2.44%	2.00%	1.90%
Portfolio Turnover Rate	82.72%	127.62%	115.01%	120.62%	106.67%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $104,000, $267,000, $380,000, $278,000 and $261,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	313

FINANCIAL HIGHLIGHTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.35	$10.37	$10.20	$10.33	$10.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.18	0.16	0.12	0.12
Net realized and unrealized gains (losses)	0.24	0.04	0.17	(0.11)	(0.13)
Total from Investment Operations	0.36	0.22	0.33	0.01	(0.01)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.18)	(0.16)	(0.13)	(0.12)
From net realized gains	(0.16)	(0.06)	—	(0.01)	(0.02)
Total Distributions Paid	(0.28)	(0.24)	(0.16)	(0.14)	(0.14)
Net Asset Value, End of Year	$10.43	$10.35	$10.37	$10.20	$10.33
Total Return(1)	3.47%	2.07%	3.29%	0.07%	(0.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$917,624	$880,475	$962,980	$909,193	$1,047,250
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.50%	0.49%	0.48%	0.48%	0.48%
Net investment income, net of reimbursements and credits(2)	1.11%	1.71%	1.59%	1.21%	1.18%
Net investment income, before reimbursements and credits	1.06%	1.67%	1.56%	1.18%	1.15%
Portfolio Turnover Rate	98.82%	126.29%	135.35%	36.55%	21.23%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $46,000, $63,000, $79,000, $96,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

314	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.76	$10.63	$10.49	$10.55	$10.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.30	0.35	0.33	0.31
Net realized and unrealized gains (losses)	0.24	0.16	0.14	(0.06)	(0.33)
Total from Investment Operations	0.48	0.46	0.49	0.27	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)	(0.30)	(0.35)	(0.33)	(0.31)
From net realized gains	(0.04)	(0.03)	—	—	(0.01)
Total Distributions Paid	(0.28)	(0.33)	(0.35)	(0.33)	(0.32)
Net Asset Value, End of Year	$10.96	$10.76	$10.63	$10.49	$10.55
Total Return(1)	4.46%	4.33%	4.78%	2.57%	(0.16)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,020,291	$1,639,701	$1,168,191	$1,075,258	$1,077,256
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.49%	0.49%	0.47%	0.48%	0.48%
Net investment income, net of reimbursements and credits(2)	2.13%	2.73%	3.35%	3.12%	2.91%
Net investment income, before reimbursements and credits	2.09%	2.69%	3.33%	3.09%	2.88%
Portfolio Turnover Rate	91.58%	122.55%	116.37%	103.25%	99.52%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $118,000, $183,000, $84,000, $64,000 and $103,000, which represent less than 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	315

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$14.61		$19.49	$22.55	$18.05	$15.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	(1)	0.59	0.42	0.28	0.20
Net realized and unrealized gains (losses)	8.93	(2)	(3.84)	(3.30)	4.22	2.79
Total from Investment Operations	9.08		(3.25)	(2.88)	4.50	2.99
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.20)		(0.88)	(0.18)	—	(0.30)
From net realized gains	(1.32)		(0.75)	—	—	—
Total Distributions Paid	(1.52)		(1.63)	(0.18)	—	(0.30)
Net Asset Value, End of Year	$22.17		$14.61	$19.49	$22.55	$18.05
Total Return(4)	62.55	%(1)	(18.77)%	(12.71)%	24.93%	19.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$438,809		$338,370	$816,363	$1,268,985	$962,121
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	1.10%		1.10%	1.10%	1.10%	1.15	%(6)
Expenses, before reimbursements and credits	1.25%		1.26%	1.21%	1.21%	1.28	%(6)
Net investment income, net of reimbursements and credits(5)	0.72%		1.85%	1.61%	1.34%	1.13	%(6)
Net investment income, before reimbursements and credits	0.57%		1.69%	1.50%	1.23%	1.00	%(6)
Portfolio Turnover Rate	134.29%		81.32%	80.98%	36.14%	59.52%

(1)
The Northern Trust Company reimbursed the Fund approximately $41,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 62.53%. See Note 6.

(2)
The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $3,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $17,000, $42,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively, and approximately $ 36,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2017. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)
Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 1.10%. Prior to June 15, 2016, the expense limitation had been 1.35%.

316	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$8.09		$10.38	$11.70	$9.95	$9.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	(1)	0.21	0.22	0.17	0.16
Net realized and unrealized gains (losses)	4.69	(2)	(1.85)	(0.91)	1.74	0.60
Total from Investment Operations	4.82		(1.64)	(0.69)	1.91	0.76
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.10)		(0.26)	(0.29)	(0.16)	(0.16)
From net realized gains	—		(0.39)	(0.34)	—	—
Total Distributions Paid	(0.10)		(0.65)	(0.63)	(0.16)	(0.16)
Net Asset Value, End of Year	$12.81		$8.09	$10.38	$11.70	$9.95
Total Return(4)	59.61	%(1)	(17.49)%	(5.32)%	19.17%	8.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$683,128		$558,183	$915,696	$1,390,844	$1,156,348
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.85%		0.85%	0.84%	0.84%	0.92	%(6)
Expenses, before reimbursements and credits	0.92%		0.93%	0.94%	0.93%	1.01	%(6)
Net investment income, net of reimbursements and credits(5)	0.93%		1.86%	1.75%	1.49%	1.41	%(6)
Net investment income, before reimbursements and credits	0.86%		1.78%	1.65%	1.40%	1.32	%(6)
Portfolio Turnover Rate	51.34%		39.52%	35.11%	65.70%	115.17%

(1)
The Northern Trust Company reimbursed the Fund approximately $26,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 59.59%. See Note 6.

(2)
The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $6,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, $45,000, $66,000, $77,000 and $71,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)
Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.84%. Prior to June 15, 2016, the expense limitation had been 1.20%.

NORTHERN FUNDS PROSPECTUS	317

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$7.62		$9.05	$9.68	$9.32	$8.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.44	(1)	0.52	0.51	0.55	0.53
Net realized and unrealized gains (losses)	0.93	(2)	(1.70)	(0.85)	0.30	0.03
Total from Investment Operations	1.37		(1.18)	(0.34)	0.85	0.56
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.08)		(0.25)	(0.29)	(0.49)	(0.13)
Return of capital	—		—	—	—	— (4)
Total Distributions Paid	(0.08)		(0.25)	(0.29)	(0.49)	(0.13)
Net Asset Value, End of Year	$8.91		$7.62	$9.05	$9.68	$9.32
Total Return(5)	17.93%		(13.20)%	(3.39)%	9.30%	6.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$145,064		$132,714	$174,193	$189,630	$98,397
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.94	%(7)	0.94%	0.95%	0.94%	0.95%
Expenses, before reimbursements and credits	1.03%		1.02%	1.05%	1.05%	1.14%
Net investment income, net of reimbursements and credits(6)	4.45%		5.44%	5.67%	5.36%	5.48%
Net investment income, before reimbursements and credits	4.39%		5.36%	5.57%	5.25%	5.29%
Portfolio Turnover Rate	71.26%		73.25%	82.84%	99.56%	210.59%

(1)	The Northern Trust Company reimbursed the Fund approximately $56,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $58,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts from distributions paid from return of capital were less than $0.01 per share.

(5)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)
The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $9,000, $11,000, $13,000 and $8,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	Net expense ratio has been restated from what was previously reported as 0.97%.

318	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.48	$12.09	$12.83	$12.97	$11.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.31	0.36	0.38	0.28
Net realized and unrealized gains (losses)	2.47 (1)	(1.61)	0.08	0.51	1.22
Total from Investment Operations	2.68	(1.30)	0.44	0.89	1.50
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.20)	(0.31)	(0.43)	(0.44)	(0.29)
From net realized gains	(0.04)	—	(0.75)	(0.59)	—
Total Distributions Paid	(0.24)	(0.31)	(1.18)	(1.03)	(0.29)
Net Asset Value, End of Year	$12.92	$10.48	$12.09	$12.83	$12.97
Total Return(3)	25.81%	(11.09)%	4.24%	6.62%	12.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,167,594	$896,220	$1,009,594	$1,205,762	$1,248,307
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.96%	0.98%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	0.96%	0.98%	1.02%	1.02%	1.02%
Net investment income, net of reimbursements and credits(4)	1.78%	2.45%	2.81%	2.59%	2.24%
Net investment income, before reimbursements and credits	1.78%	2.45%	2.79%	2.57%	2.22%
Portfolio Turnover Rate	60.11%	80.41%	38.64%	44.40%	81.27%

(1)
The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $5,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $41,000, $77,000, $66,000, $97,000 and $52,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	319

FINANCIAL HIGHLIGHTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$8.67		$11.12	$10.38	$10.63	$11.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.29	0.31	0.07	0.30
Net realized and unrealized gains (losses)	2.68	(1)	(2.28)	1.01	0.35	(0.04)
Total from Investment Operations	2.89		(1.99)	1.32	0.42	0.26
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.19)		(0.46)	(0.46)	(0.57)	(0.48)
From net realized gains	—		—	(0.12)	(0.10)	(1.06)
Total Distributions Paid	(0.19)		(0.46)	(0.58)	(0.67)	(1.54)
Net Asset Value, End of Year	$11.37		$8.67	$11.12	$10.38	$10.63
Total Return(3)	33.59	%(4)	(18.86)%	13.28%	3.93%	2.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$181,192		$98,568	$98,914	$76,973	$218,174
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.92%		0.94%	0.94%	0.92%	0.96	%(6)
Expenses, before reimbursements and credits	1.04%		1.10%	1.20%	1.09%	1.10	%(6)
Net investment income, net of reimbursements and credits(5)	1.73%		2.18%	2.47%	2.97%	1.79	%(6)
Net investment income, before reimbursements and credits	1.61%		2.02%	2.21%	2.80%	1.65	%(6)
Portfolio Turnover Rate	81.36%		62.47%	66.43%	144.67%	167.04%

(1)
The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.09%.

(5)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $5,000, $3,000, $8,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)
Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.91%. Prior to June 15, 2016, the expense limitation had been 1.10%.

320	NORTHERN FUNDS PROSPECTUS

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$7.97	$9.56	$9.81	$10.01	$9.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.58	0.63	0.60	0.63	0.63
Net realized and unrealized gains (losses)	1.46	(1.59)	(0.25)	(0.20)	0.91
Total from Investment Operations	2.04	(0.96)	0.35	0.43	1.54
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.60)	(0.63)	(0.60)	(0.63)	(0.54)
From net realized gains	—	—	—	—	—
Total Distributions Paid	(0.60)	(0.63)	(0.60)	(0.63)	(0.54)
Net Asset Value, End of Year	$9.41	$7.97	$9.56	$9.81	$10.01
Total Return(2)	26.25%	(10.79)%	3.75%	4.37%	17.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$174,617	$214,288	$365,996	$265,410	$322,859
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.85%	0.86%	0.86%	0.86%	0.87	%(4)
Expenses, before reimbursements and credits	0.95%	0.95%	0.98%	0.99%	0.99	%(4)
Net investment income, net of reimbursements and credits(3)	6.27%	6.57%	6.23%	6.26%	6.51	%(4)
Net investment income, before reimbursements and credits	6.17%	6.48%	6.11%	6.13%	6.39	%(4)
Portfolio Turnover Rate	91.41%	63.55%	80.62%	66.18%	92.50%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, $18,000, $31,000, $18,000 and $25,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)
Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.85%. Prior to June 15, 2016, the expense limitation had been 0.90%.

NORTHERN FUNDS PROSPECTUS	321

FINANCIAL HIGHLIGHTS

NORTHERN ENGAGE360TM FUND
Selected per share data	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$8.78	$10.03	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.15	0.09	0.05
Net realized and unrealized gains (losses)	4.86 (2)	(1.24)	(0.14)	0.13
Total from Investment Operations	4.98	(1.09)	(0.05)	0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.16)	(0.09)	(0.01)
From net realized gains	—	—	— (3)	—
Total Distributions Paid	(0.12)	(0.16)	(0.09)	(0.01)
Net Asset Value, End of Period	$13.64	$8.78	$10.03	$10.17
Total Return(4)	56.79%	(11.22)%	(0.36)%	1.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$400,499	$245,669	$229,838	$98,123
Ratio to average net assets of:(5)
Expenses, net of reimbursements and credits(6)	0.70%	0.70%	0.70%	0.70%
Expenses, before reimbursements and credits	0.77%	0.80%	0.88%	1.08%
Net investment income, net of reimbursements and credits(6)	1.08%	1.57%	1.60%	1.54	%(7)
Net investment income, before reimbursements and credits	1.01%	1.47%	1.42%	1.16	%(7)
Portfolio Turnover Rate	41.71%	32.99%	48.63%	7.21%

(1)	Commenced investment operations on November 20, 2017.

(2)
The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(4)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)
The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $16,000, $11,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020 and 2019 and for the period from November 20, 2017 (commencement of operations) to March 31, 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	As the Fund commenced investment operations on November 20, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

322	NORTHERN FUNDS PROSPECTUS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS PROSPECTUS	323

FOR MORE INFORMATION
ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.
Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800‑595‑9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
BY TELEPHONE
Call 800‑595‑9111
BY MAIL
Northern Funds
P.O. Box 75986
Chicago, Illinois 60675-5986
ON THE INTERNET
The Funds’ documents are available online and may be downloaded from:

∎	The EDGAR database on the SEC’s website at www.sec.gov (text-only).

∎	Northern Funds’ website at northerntrust.com/funds.
Reports and other information about Northern Funds’ are available on the EDGAR database on the SEC’s internet site at http://www.sec.gov. You also may obtain copies of Northern Funds’ documents, after paying a duplicating fee, by electronic request to: publicinfo@sec.gov.

811‑08236

324	NORTHERN FUNDS PROSPECTUS	NF PRO (7/21)

NORTHERN FUNDS

(THE “TRUST”)

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2021

EQUITY FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Shares Class (BBALX)

INCOME EQUITY FUND

Shares Class (NOIEX)

INTERNATIONAL EQUITY FUND

Shares Class (NOIGX)

LARGE CAP CORE FUND

Shares Class (NOLCX)

LARGE CAP VALUE FUND

Shares Class (NOLVX)

SMALL CAP VALUE FUND

Shares Class (NOSGX)

SMALL CAP CORE FUND

Class I (NSGRX)

Class K (NSCKX)

U.S. QUALITY ESG FUND

Class I (NUEIX)

Class K (NUESX)

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND

Shares Class (NOEMX)

GLOBAL REAL ESTATE INDEX FUND

Shares Class (NGREX)

INTERNATIONAL EQUITY INDEX FUND

Shares Class (NOINX)

MID CAP INDEX FUND

Shares Class (NOMIX)

SMALL CAP INDEX FUND

Shares Class (NSIDX)

STOCK INDEX FUND

Shares Class (NOSIX)

GLOBAL SUSTAINABILITY INDEX FUND

Class I (NSRIX)

Class K (NSRKX)

FIXED INCOME FUNDS

BOND INDEX FUND

Shares Class (NOBOX)

CORE BOND FUND

Shares Class (NOCBX)

FIXED INCOME FUND

Shares Class (NOFIX)

HIGH YIELD FIXED INCOME FUND

Shares Class (NHFIX)

SHORT BOND FUND

Shares Class (BSBAX)

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

Shares Class (NSIUX)

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

Shares Class (NTAUX)

ULTRA-SHORT FIXED INCOME FUND

Shares Class (NUSFX)

U.S. GOVERNMENT FUND

Shares Class (NOUGX)

U.S. TREASURY INDEX FUND

Shares Class (BTIAX)

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

Shares Class (NOAZX)

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

Shares Class (NCITX)

CALIFORNIA TAX-EXEMPT FUND

Shares Class (NCATX)

HIGH YIELD MUNICIPAL FUND

Shares Class (NHYMX)

INTERMEDIATE TAX-EXEMPT FUND

Shares Class (NOITX)

SHORT-INTERMEDIATE TAX-EXEMPT FUND

Shares Class (NSITX)

TAX-EXEMPT FUND

Shares Class (NOTEX)

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND

Shares Class (NMMEX)

ACTIVE M INTERNATIONAL EQUITY FUND

Shares Class (NMIEX)

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

Shares Class (NMEDX)

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

Shares Class (NMFIX)

MULTI-MANAGER GLOBAL REAL ESTATE FUND

Shares Class (NMMGX)

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

Shares Class (NMHYX)

NORTHERN ENGAGE360TM FUND

Shares Class (NENGX)

This Statement of Additional Information dated July 31, 2021 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2021, as amended or supplemented from time to time (the “Prospectus”), for the series of the Trust referenced above (each a “Fund” and collectively, the “Funds”). Copies of the Prospectus may be obtained without charge from the Trust’s transfer agent, The Northern Trust Company (in such capacity, the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements for the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2021, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated by reference herein. Copies of the annual and semi-annual reports may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

The Trust is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund, which are classified as non-diversified under the 1940 Act.

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust, as amended from time to time (the “Trust Agreement”). The Trust also offers money market funds, which are not described in this SAI.

As of July 31, 2020, the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund offer two classes of shares: Class K Shares and Class I Shares. Each other Fund offers one share class (Shares).

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” and collectively with TNTC, “Northern Trust”) or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

EQUITY FUNDS—Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and U.S. Quality ESG Fund are hereinafter referred to, collectively, as the “Equity Funds” and each an “Equity Fund.”

EQUITY INDEX FUNDS—Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund and Global Sustainability Index Fund are hereinafter referred to, collectively, as the “Equity Index Funds” and each an “Equity Index Fund.”

FIXED INCOME FUNDS—Bond Index Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund and U.S. Treasury Index Fund are hereinafter referred to, collectively, as the “Fixed Income Funds” and each a “Fixed Income Fund.”

TAX-EXEMPT FIXED INCOME FUNDS—Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund are hereinafter referred to, collectively, as the “Tax-Exempt Fixed Income Funds” and each a “Tax-Exempt Fixed Income Fund.”

ACTIVE M/MULTI-MANAGER FUNDS AND MULTI-MANAGER STRUCTURE—Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund and Northern Engage360™ Fund are hereinafter referred to, collectively, as the “Active M/Multi-Manager Funds” and each an “Active M/Multi-Manager Fund.”

The Active M/Multi-Manager Funds are managed by the Investment Adviser and one or more asset managers who are unaffiliated with the Investment Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Board, the Investment Adviser provides investment advisory services to the Trust and is also responsible for, among other things, managing the business and affairs of each Fund. Among other things, the Adviser is responsible for selecting the Funds’ investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with each Fund’s investment objective and strategies. The Investment Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for compensating, monitoring and evaluating the Sub-Advisers. The Investment Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

NAMES RULE POLICIES. Each Fund (other than Global Tactical Asset Allocation Fund) has adopted a policy as stated in its respective prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of each Fund with such a policy (other than the Tax-Exempt Fixed Income Funds) will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in such policy. With respect to the Tax-Exempt Fixed Income Funds, each Fund’s policy to invest at least 80% of its net assets in tax-exempt investments as described in its prospectus is a fundamental policy that may not be changed without shareholder approval. For purposes of the names rule fundamental policy for the Tax-Exempt Fixed Income Funds, the term “Municipal Fund” shall be deemed to refer to the High Yield Municipal Fund, and “Tax-Exempt Funds” shall be deemed to refer to Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative. While the Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility, unaffiliated Underlying Funds held by the Global Tactical Asset Allocation Fund may purchase “residual” CMO interests.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers. Under the conservatorship, the management of Freddie Mac and Fannie Mae was replaced. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Funds will also suffer greater levels of default than were historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Investments in CLOs organized outside of the United States may not be deemed to be foreign securities if a CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

BANK LOANS. To the extent consistent with their investment objectives and strategies, the Funds may invest in loans. Certain of the Underlying Funds may also invest in loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which a Fund invests may be made to finance highly leveraged borrowers, which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which a Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, loans are generally subject to liquidity risk. The Funds may acquire interests in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations (see “Asset-Backed (including Mortgage-Backed) Securities” on page 6). The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet a Fund’s redemption obligations. A Fund may have difficulty disposing of its investments in loans, and the market for such instruments may lack sufficient liquidity. In addition, Loans held by a Fund might not be considered securities for purposes of the Securities Act of 1933 as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, therefore, a risk exists that purchasers, such as a Fund, may not be entitled to rely on the anti-fraud provisions of the 1933 Act or the Exchange Act.

Although loan investments are generally subject to certain restrictive covenants in favor of the investor, certain of the loans in which a Fund may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the event of financial deterioration on the part of the borrower, these covenants are included to permit the lenders to renegotiate the terms of the loan, such as increasing borrowing costs to the borrower, or to take other actions which would improve the position of the lender. Accordingly, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle. Although covenant lite loans contain few or no financial maintenance covenants, information necessary to monitor a borrower’s financial performance may be available without covenants to lenders and the public alike, and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. When such information is available, the Investment Adviser will seek to take appropriate action without the help of covenants in the loans.

BORROWINGS. The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Funds’ investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Funds invest borrowing proceeds in other securities, the Funds will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Funds more volatile and increases the Funds’ overall investment exposure. In addition, if a Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to their borrowing obligations. This could adversely affect a Fund’s strategy and result in lower returns. Interest on any borrowings will be a Fund expense and will reduce the value of the Funds’ shares. The Funds may borrow on a secured or on an unsecured basis. If a Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Funds will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Funds may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Funds’ strategy and result in lower returns. The Funds would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Funds. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

BRADY BONDS. To the extent consistent with their investment objectives and strategies, the Funds may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms, which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which a Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Based upon current market conditions, a Fund would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.

These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

To the extent consistent with their investment objectives and strategies, a Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although a Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of a Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the a Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.

The portfolio turnover rate for the Arizona Tax-Exempt Fund was significantly lower for the fiscal year ended March 31, 2021 than for the prior year. The decrease in the portfolio turnover rate was primarily due to a decrease in volatility in the second half of the fiscal year end and a reduction in Arizona new issuance.

The portfolio turnover rate for the Fixed Income Fund was significantly lower for the fiscal year ended March 31, 2021 than for the prior year. The decrease in the portfolio turnover rate was primarily due to a change in investment outlook, market conditions, and security valuations.

The portfolio turnover rate for the Income Equity Fund was significantly lower for the fiscal year ended March 31, 2021 than for the prior year. The decrease in the portfolio turnover rate was primarily due to timing of trades and tax loss harvesting.

The portfolio turnover rate for the Short-Intermediate U.S. Government Fund was significantly lower for the fiscal year ended March 31, 2021 than for the prior year. The decrease in the portfolio turnover rate was primarily due to decreased trading of short maturity treasury securities.

The portfolio turnover rate for the U.S. Government Fund was significantly lower for the fiscal year ended March 31, 2021 than for the prior year. The decrease in the portfolio turnover rate was primarily due to allocation changes in mortgage-backed securities and a decrease in trading in longer maturity treasuries.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Funds’ Prospectuses for the Funds’ portfolio turnover rates for the fiscal year ended March 31, 2021. The portfolio turnover rate for the Active M/Multi-Manager Funds is likely to be higher than those of funds with a single investment manager.

COLLATERALIZED DEBT OBLIGATIONS. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade.

Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by a Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectus (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds and Underlying Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund (and with respect to the Core Bond Fund, to the extent such obligations are U.S. dollar-denominated) may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Since certain Funds may hold investments in non-U.S. bank obligations, an investment in the Funds involves certain additional risks associated with foreign investments, as further described under “Foreign Investments—General” on page 22.

COMMODITY-LINKED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease (including pandemic), tariffs, embargoes, acts of war or terrorism, or political and regulatory developments.

The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

COMMODITY-RELATED SECURITIES RISK is the risk that investing in commodity-related securities investments may subject a Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease (including pandemic), tariffs, embargoes, acts of war or terrorism, or political and regulatory developments.

To the extent consistent with their investment objectives and strategies, the Funds may invest a portion of their assets in commodity-related securities. Commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. The value of a Fund’s investments in commodity-related securities may decline and fluctuate in a rapid and unpredictable manner.

CONVERTIBLE SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds and certain of the Underlying Funds, may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser, and for the Active M/Multi-Manager Funds, Sub-Advisers, may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock, and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert it into the underlying common stock or (iii) sell it to a third party. Any of the actions could have an adverse effect on a Fund’s ability to achieve its investment objective.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CORPORATE DEBT SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).The Multi-Manager Emerging Markets Debt Opportunity Fund may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations and may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as the price of some commodity. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CURRENCY SWAPS. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may enter into currency swap transactions for hedging purposes and/or to gain exposure to certain countries or currencies. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and their Investment Adviser and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 30.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purposes of the securities laws. If for tax purposes a Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees or expenses charged to the custodial account.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Investment Adviser, other service providers (including, but not limited to, the sub-administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Funds’ shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their net asset values (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Funds, their Investment Adviser, and for the Active M/Multi-Manager Funds, the Sub-Adviser(s) have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or their investment adviser, and the Funds cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result. Cybersecurity risk is also present for the Underlying Funds in which the Global Tactical Asset Allocation Fund invests, which could result in material adverse consequences for such Underlying Funds, and may cause the Fund’s investment in such Underlying Funds to lose value.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest a significant percentage of their assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated exercise price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security;
•	enhance the security’s credit quality; and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the security to pay for the underlying securities at the time the demand is exercised, non-marketability of the security and differences between the maturity of the underlying security and the maturity of the demand security. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

DEPOSITARY RECEIPTS. Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in ADRs, EDRs, GDRs and/or NVDRs.

ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

EQUITY-LINKED NOTES. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. To the extent consistent with their investment objectives and strategies, the Funds, except for the U.S. Quality ESG Fund, and the Underlying Funds, may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. A Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). A Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (“STRYPES”), Trust Automatic Common Exchange Securities (“TRACES”), Trust Issued Mandatory Exchange Securities (“TIMES”) and Trust Enhanced Dividend Securities (“TRENDS”). The issuers of these equity-linked securities generally purchase and hold a portion of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

ELNs also include participation notes issued by a bank or broker-dealer that entitles a Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide a Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.

EQUITY SECURITIES. Each of the Equity Funds, Equity Index Funds, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund and Northern Engage360TM Fund invest primarily in equity securities. To the extent consistent with their investment objectives and strategies, the other Funds and the Underlying Funds, may invest in equity securities. “Equity securities” include common stocks, preferred stocks, investment companies including ETFs, interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

Investing in equity securities involves market risk. Market risk is the risk that the value of a Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. These events and the possible resulting market volatility from the ongoing effects of the COVID-19 pandemic or any future interest rate increases may have an adverse effect on the Funds.

EQUITY SWAPS. To the extent consistent with their investment objectives and strategies, the Funds, except the Multi-Manager High Yield Opportunity Fund, may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Funds or Underlying Funds to the extent consistent with their investment objectives and strategies for hedging purposes, to seek to increase total return, or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a NRSRO. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 30.

EXCHANGE RATE-RELATED SECURITIES. To the extent consistent with their investment objective and strategies, the Funds and Underlying Funds may invest in exchange rate-related securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

EXCHANGE-TRADED NOTES. To the extent consistent with their investment objectives and strategies, the Funds may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of debt security that trades on exchanges and promises a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including default risk, credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may enter into forward foreign currency exchange contracts in order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser or a Sub-Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with their investment objectives and strategies, the Funds may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies. Additionally, to the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may also purchase or sell forward foreign currency exchange contracts to gain exposure to certain currencies.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its investment objectives and strategies, each Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund must be U.S. dollar-denominated. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk, market trading risk and currency risk. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of a Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign countries (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including

Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020.

The effects of this withdrawal will depend, in part, on trade and finance agreements the UK negotiates to retain access to EU markets. The UK’s exit from the EU may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, legal uncertainty, a decrease in business confidence, and increased likelihood of a recession in the UK. This may increase redemptions from Funds that hold impacted securities or cause the value of a Fund’s securities that are economically tied to the UK or EU to decline. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the price of other securities rise or remain unchanged. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect a Fund’s investments. In addition, Ukraine has experienced an ongoing military conflict; this conflict may expand and military attacks could occur in Europe. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in foreign debt, including the securities of foreign governments, in both developed and emerging markets. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although each Fund (other than the Core Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 156.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 156.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of a Fund may expose the Fund to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Investors should understand that the expense ratios of the Funds that invest primarily in foreign securities can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies appointed by a Fund’s custodian, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Funds. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in issuers based in or economically tied to emerging and frontier markets countries. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy. Reduction in spending on Chinese products and services or the institution of tariffs or other trade barriers by China’s key trading partners may also have an adverse impact on the Chinese economy. Recently, the U.S. has instituted trade tariffs on certain goods from China to which China has initiated retaliatory tariffs on certain goods from the U.S. Further escalation of a trade war between the U.S. and China may have an adverse effect on both the U.S. and Chinese economies.

The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the Connect Program) are securities trading and clearing programs through which the Funds can trade eligible listed China A-shares. The Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is in its early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, and the Shenzhen Stock Exchange, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The existence of a liquid trading market for China A-shares may depend on whether there is supply of, and demand for, such China A-shares. Market volatility and settlement difficulties in the China A-shares markets may also result in significant fluctuations in the prices of the securities traded on such markets. China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate incorporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons. Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, whether or not such shares were acquired through the Stock Connect Program, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations

Certain Funds may invest in China onshore bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect Program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Moneymarkets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Funds) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to various risks, including the risks of settlement delays and counterparty default of the China custodian and Hong Kong custody agent. In addition, the Fund may have a limited ability to enforce rights as a bondholder because enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time. If Bond Connect securities lose their eligibility for trading through Bond Connect, they may be sold but can no longer be purchased through Bond Connect. Because Bond Connect trades are settled in RMB, the Funds investing through Bond Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in prices of such bonds fluctuating significantly, exposing a Fund to liquidity and volatility risks. The bid-ask spreads of the prices of such securities may be large, and a Fund may therefore incur significant costs and may suffer losses when selling such investments. Bonds traded on the CIBM may be difficult or impossible to sell, which may impact a Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. Trading through Bond Connect is performed through newly developed trading platforms and operational systems, and in the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. There can be no assurance as to Bond Connect’s continued existence or whether future developments regarding Bond Connect (including further interpretation and guidance provided by regulators in Hong Kong and China) may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates, which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. A Fund that invests a significant percentage of its assets in foreign securities may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-capitalization securities, generally, and foreign small- and mid-capitalization securities in particular. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Adviser will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to a Fund. This is particularly so for Funds that invest in small- and mid-capitalization companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate a Fund’s exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, each Fund and the Underlying Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party. In addition, new rules of the Financial Industry Regulatory Authority (“FINRA”) anticipated to be effective in October 2021 will include mandatory margin requirements that require a Fund to post collateral in connection with its To Be Announced (“TBA”) transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments or will otherwise cover its position. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes, to invest cash balances or dividends or to minimize trading costs; or to gain exposure to certain countries and currencies.

The Investment Adviser, with respect to each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of each Fund, is required to affirm each Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of a purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Certain derivatives traded in over-the-counter (“OTC”) markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

For a further description of futures contracts and related options, see Appendix B to this SAI.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions). Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, each of the Funds may invest up to 15% of its net assets in illiquid investments (an Underlying Fund that is a money market fund may invest up to 5% of its net assets in illiquid securities, as defined in Rule 2a-7 under the 1940 Act). An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and investments that are not registered under the 1933 Act, including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Investment Adviser or the Sub-Advisers will consider whether restricted securities are liquid or illiquid, taking into account relevant market trading and investment-specific considerations consistent with applicable SEC guidance. Investing in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures.

A Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets by the limits on its ability to hold illiquid investments. Certain investments trade in lower volume and may be less liquid than securities of large established companies. Because the SEC places a limit of 15% of net assets that can be invested in illiquid investments, a Fund may be forced to forego investments in securities that are deemed illiquid.

INFLATION-INDEXED SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases inflation indexed securities on the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a

measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-advantaged accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. This means that it may be difficult to sell an IFA at an appropriate price or that these investments may be considered illiquid.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may enter into swap transactions, including interest rate, total rate of return, credit and currency swap transactions, and transactions involving interest rate floors, caps and collars for hedging purposes and/or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser, or with respect to the Active M/Multi-Manager Funds, Sub-Advisers, believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Funds’ limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Except for the High Yield Fixed Income Fund and the High Yield Municipal Fund (which are not subject to any minimum rating criteria) and certain of the Underlying Funds, a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or a Sub-Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. The Investment Adviser and Sub-Advisers, under the supervision of the Board are responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

INVESTMENT COMPANIES. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may invest in the securities of other affiliated and unaffiliated investment companies. Investments by a Fund or an Underlying Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by an SEC exemptive order or rule. The Funds and Underlying Funds may rely on an SEC exemptive order or rule that permits them to invest in certain other investment companies, including ETFs, beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Pursuant to SEC exemptions applicable to the Global Tactical Asset Allocation Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund, these limits will not apply to the Fund’s investment in securities of Underlying Funds. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Funds, other than the Global Tactical Asset Allocation Fund, in certain investment portfolios advised by NTI. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Funds may invest uninvested cash in the U.S. Government Portfolio (the “Sweep Portfolio”) of Northern Institutional Funds (“NIF”), an investment company that is advised by NTI.

The Sweep Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Sweep Portfolio and the respective Funds treat investments in the Sweep Portfolio as the purchase and redemption of the Sweep Portfolio’s Shares. Any Fund investing in the Sweep Portfolio pursuant to an exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Sweep Portfolio, and will have all rights and obligations of a shareholder, as provided in the NIF Trust Agreement, including voting rights. In addition to the management, transfer agency and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in the Sweep Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of management, transfer agent and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Sweep Portfolio is 0.25%. Pursuant to the exemptive order, the Investment Adviser is currently reimbursing each of the Funds invested in the Sweep Portfolio for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Sweep Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Management Agreement (as defined on page 99) that the management fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest, or remain invested in, other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. These regulatory changes, which the Funds will need to comply with by January 19, 2022, may impose additional compliance related costs on a Fund, or may otherwise adversely impact a Fund’s operations.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

LARGE TRADE NOTIFICATIONS. The transfer agent may from time to time receive notice that an authorized institution or other financial intermediary has received an order for a large trade in a Fund’s shares. The Investment Adviser or a Sub-Adviser may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits a Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the authorized institution or other financial intermediary may not ultimately process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. A Fund may also suffer investment losses on those portfolio transactions. Conversely, a Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

LENDING OF SECURITIES. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

Securities lending agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC, an affiliate of the Investment Adviser, may render securities lending services to the Funds. For such services, TNTC would receive a percentage of securities lending revenue generated for the Fund. In addition, cash collateral received by the Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate. As of the date of this SAI, the Funds do not engage in securities lending.

LIBOR TRANSITION. Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the instruments in which a Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on a Fund’s investments, performance or financial condition.

LIQUIDITY RISK. Liquidity risk is the risk that the Funds will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing a Fund’s ability to sell particular securities or close out derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Funds would like or difficult to value. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For the same reason, less liquid securities that a Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease a Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid securities may entail transaction costs that are higher than those for transactions in more liquid securities.

LOAN PARTICIPATIONS. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in loan participations. Such loans must be to issuers in whose obligations a Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower, which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by a Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, a Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the agent bank may become insolvent.

In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund may assume the credit risk of both the borrower and the financial intermediary issuing the participation interest. Loans may not be considered securities and the Fund may therefore not have the protections afforded by U.S. federal securities laws with respect to such investments.

A Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal. In addition, a Fund may have difficulty disposing of its investments in loans. The secondary market, if any, for these loan participations is limited and any loan participations purchased by a Fund normally will be regarded as illiquid. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular participations or assignments when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing a Fund’s investments and calculating its NAV.

For purposes of certain investment limitations pertaining to diversification of a Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

LOW OR NEGATIVE INTEREST RATES. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and increased redemptions, and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates and/or volatility. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a negative-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund’s bank. If negative interest rates become more prevalent in the market or low or negative interest rates persist for a sustained period of time, investors may seek to reallocate their investment to other income-producing assets. This could cause the price of higher-yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile.

MASTER LIMITED PARTNERSHIPS. The Multi-Manager Global Listed Infrastructure Fund may invest up to 25% of its net assets in equity securities of master limited partnerships (“MLPs”) and their affiliates. The other Funds may invest in MLPs to the extent consistent with their investment objectives and strategies. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs, taxed as partnerships, typically do not pay federal income tax at the entity level, subject to the application of certain partnership audit rules, and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Funds and the Underlying Funds may invest, including certain money market funds managed by the Investment Adviser, operate as “institutional money market funds” under Rule 2a-7 of the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when a Fund sells its shares they may be worth more or less than what the Fund originally paid for them. A Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a “liquidity fee” upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Investment Adviser would otherwise redeem shares. If a liquidity fee is imposed or redemptions are suspended, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Investment Adviser, as a result of imposition of liquidity fees or suspension of redemptions, or the potential risk of such actions, may determine not to invest the Funds’ assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.

Imposition of a liquidity fee or temporary suspension of redemptions is at the discretion of a money market fund’s board of directors or trustees; however, they must impose a liquidity fee or suspend redemptions if they determine it would be in the best interest of the money market fund. Such a determination may conflict with the interest of the Funds. In the case of affiliated money market funds managed or sponsored by NTI or Northern, the Investment Adviser may also face a conflict of interest between recommending imposition of a liquidity fee or suspension of redemptions and continuing to maintain unrestricted liquidity for the investing Funds. In such circumstances, federal regulations require the money market fund’s board, Northern and the Investment Adviser to act in the best interest of the money market funds rather than the Funds, which could adversely affect the Funds.

Funds may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices. Government money market funds face a risk that the money market fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the government money market fund, especially at a time when the fund needs to sell securities to meet shareholder redemption requests, could cause the value of the government money market shares to decrease to a price less than $1.00 per share.

A Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent that fees and expenses, along with the fees and expenses of any other funds in which a Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual

Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. A Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent a Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, each Fund and the Underlying Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s or the Sub-Advisers’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s or the Sub-Advisers’ ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may invest in municipal instruments. The Tax-Exempt Fixed Income Funds invest their assets primarily in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. To the extent consistent with their investment objectives and strategies, the Fixed Income Funds, Tax-Exempt Fixed Income Funds and the Underlying Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. These Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts that cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with their investment objectives and strategies, the Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with their investment objectives and strategies, the Funds also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. On December 22, 2017, H.R. 1, originally known as the “Tax Cuts and Jobs Act” (the “2017 Act”) was signed in to law. The 2017 Act repeals the rules related to tax credit bonds and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. Also, under the 2017 Act, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed. The Trust cannot predict what legislation, if any, may be proposed in the future with regard to the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt Fixed Income Funds and the Underlying Funds, and the Funds’ liquidity and value. In such an event, the Board would reevaluate the Funds’ investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Funds may invest more than 25% of their total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board. Determination of the liquidity of a municipal lease obligation is based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

NON-DIVERSIFICATION. The Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and the California Tax-Exempt Fund are each classified as a non-diversified investment company, as defined in the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. A Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer and not more than 10% of the outstanding voting securities of such issuer) as to 50% of its assets. The test does not apply to U.S. government obligations and regulated investment companies.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may purchase obligations of supranational entities and invest in obligations of supranational banks. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Many supranational entities are supranational banks, or international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations. The governmental members, or “stockholders,” of supranational entities usually make initial capital contributions to the entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that member countries will continue to make necessary capital contributions to support the supranational entities. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. See also “Foreign Investments—General” on page 22.

OPERATIONAL RISK. The Investment Adviser, Sub-Advisers and other Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may affect a

Fund’s ability to calculate its NAVs in a timely manner, including over a potentially extended period. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of the Sub-Advisers and other service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund and Underlying Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries or currencies also depends in part on the ability of the Investment Adviser or Sub-Advisers to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

A Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, it could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, a Fund may purchase call options on currency to seek to increase total return.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Funds in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Multi-Manager Emerging Markets Debt Opportunity Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

REAL ESTATE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds and Underlying Funds may invest in real estate securities. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by the Funds is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

REPURCHASE AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become a Fund’s counterparty. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. A Fund would become subject to the FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or

FICC would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement involving securities the Funds could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, a Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the United States. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions. (See also “Foreign Investments—General” on page 22 for additional discussion of the risks of investments with foreign institutions).

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts above for additional information).

RISKS RELATED TO SMALL AND MID-CAPITALIZATION COMPANY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may invest in small and mid-capitalization company securities. While the Investment Adviser or a Sub-Adviser may believe that smaller and mid-capitalization companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small and mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller and mid-capitalization companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

The values of small and mid-capitalization company stocks will frequently fluctuate independently of the values of larger company stocks. Small and mid-capitalization company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund that invests in such stocks will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small and mid-capitalization company stocks include brokerage costs, market impact costs (that is, the increase in market prices which that may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small and mid-capitalization company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds, except the Bond Index Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, and the Underlying Funds may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. The Bond Index Fund invests in securities included in the Barclays U.S. Aggregate Bond Index, which is composed of investment grade bonds. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. In the event that the rating of a security included in the Barclays U.S. Aggregate Bond Index is downgraded below Baa3 or BBB-, the Bond Index Fund may continue to hold the security. Descriptions of bond ratings are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted investments held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, DBRS Morningstar® Ratings Limited (“DBRS”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser or with respect to the Active M/Multi-Manager Funds, the Sub-Advisers perform their own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser or Sub-Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser or Sub-Advisers monitor the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. To the extent consistent with their investment objectives and policies, the Funds and Underlying Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund or Underlying Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SOVEREIGN DEBT. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in sovereign debt securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment and are primarily used to invest in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Funds may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STANDBY COMMITMENTS. The Tax-Exempt Fixed Income Funds, Multi-Manager High Yield Opportunity Fund, as well as certain of the Underlying Funds, may enter into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Funds at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s and the Sub-Advisers’ opinions present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Funds pay directly or indirectly for a standby commitment, the Funds’ costs will be reflected as an unrealized loss for the period during which the commitment is held by the Funds and will be reflected in realized gain or loss when the commitment is exercised or expires.

STOCK AND BOND INDICES. THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND AND NORTHERN ENGAGE360TM FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND MSCI INDEX NAMES ARE SERVICE MARKS OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY NORTHERN TRUST. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FINANCIAL PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS GENERALLY OR IN THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDICES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND OR THE ISSUER OR SHAREHOLDERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR SHAREHOLDERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL

EQUITY FUND OR NORTHERN ENGAGE360TM FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDICES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR NUMBER OF SHARES OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR SHAREHOLDERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND , GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND, OWNERS OF THE EMERGING MARKETS EQUITY INDEX FUND, GLOBAL SUSTAINABILITY INDEX FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY INDEX FUND, GLOBAL REAL ESTATE INDEX FUND, ACTIVE M EMERGING MARKETS EQUITY FUND, ACTIVE M INTERNATIONAL EQUITY FUND OR NORTHERN ENGAGE360TM FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of the Emerging Markets Equity Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Global Real Estate Index Fund, Active M Emerging Markets Equity Fund, Active M International Equity Fund or Northern Engage360TM Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund and the Underlying Funds may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, the Funds and Underlying Funds may purchase structured securities, including for hedging purposes and to gain exposure to certain countries and currencies. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust (“UIT”) or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

TEMPORARY INVESTMENTS. The Funds and Underlying Funds, except for the Equity Index Funds, Bond Index Fund and U.S. Treasury Index Fund, temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. The Funds temporarily may hold cash or invest all or any portion of their assets in short-term obligations pending investment or to meet anticipated redemption requests. The Funds also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser or Underlying Fund’s investment adviser believes that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Funds or Underlying Funds may not achieve their investment objectives when they hold cash or invest their assets in short-term obligations or otherwise make temporary investments. The Funds or Underlying Funds also may miss investment opportunities and have a lower total return during these periods.

TRACKING VARIANCE. As discussed in their Prospectus, the Bond Index Fund, U.S. Treasury Index Fund and each of the Equity Index Funds, as well as certain Underlying Funds (for purposes of this section, each an “Index Fund” and collectively, the “Index Funds”) are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Index Funds and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Index Funds’ holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the particular Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goals of the Index Funds. In addition, tracking risk tends to be magnified for emerging markets funds that attempt to track an index because of increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the fund’s assets, and the lower trading volume and lesser liquidity associated with emerging markets investments. Due to limitations on investments in illiquid investments and/or purchasing and selling such investments, an Index Fund may be unable to achieve a high degree of correlation with the Fund’s index. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of an Index Fund is not comparable to the performance of its designated index, the Board will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in an Index Fund’s performance were to continue for extended periods, it is expected that the Board would consider recommending to shareholders possible changes to the Index Fund’s investment objective.

Market disruptions and regulatory restrictions could have an adverse effect on an Index Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption or other abnormal market conditions, an Index Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on an Index Fund’s ability to adjust its exposure to the required levels in order to track the index or cause delays in the index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the index and, in turn, the Index Fund will deviate from the index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Index Fund is designed to maintain a high level of exposure to the index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

UNFUNDED LOAN COMMITMENTS. The Multi-Manager High Yield Opportunity Fund may enter into unfunded loan commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity and may not be reborrowed. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments and typically a Fund receives a commitment fee for amounts that remain unfunded under its commitment.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds. The Funds also may acquire obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term floating rate public obligations of the U.S. Treasury and variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser or a Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser or Sub-Advisers, to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

Floating rate instruments are subject to the risks under “LIBOR Transition” above.

WARRANTS. To the extent consistent with their investment objectives and strategies, the Funds and Underlying Funds, may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The Multi-Manager High Yield Opportunity Fund will generally only purchase these securities if they are acquired along with investments in debt or convertible securities. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser or a Sub-Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their investment objectives and strategies, the Funds and the Underlying Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS.

Some of the risk factors relating to investments by the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and Arizona Tax-Exempt Fund in California and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this SAI and, with respect to the Arizona Tax-Exempt Fund, the information is derived principally from official statements relating to issues of Arizona municipal instruments released prior to the date of this SAI. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS

Overview and Recent Developments

The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 39.538 million as of April 2020. California has a diverse economy, with major employment in the agriculture, manufacturing, technology, services, trade, entertainment and construction sectors. As of the date of this SAI, the ongoing COVID-19 pandemic has had a drastic impact on the State’s economy, and the duration and effects of the COVID-19 pandemic remain uncertain at this time.

Current Financial Condition and Recent State Budgets

The COVID-19 pandemic that began to effect the U.S. in early 2020 has had a dramatic effect on the California economy. Over a period of three months, from February 2020 to April 2020, unemployment rose at a record pace as governmental responses to the pandemic led to broad economic shutdowns and stay-at-home orders. The rapidity of the COVID-19 pandemic contrasts to the significant economic downturn that took place in 2008 and led to high unemployment, steep contraction in housing construction and home values, and a drop in statewide assessed valuation of property.

Californians began to adjust to the realities of the pandemic, and accompanying major federal actions to support the economy, came a rapid rebound in economic activity over the summer of 2020. This recovery, however, has been incomplete and uneven. Many low-wage, less-educated workers remain out of work, while few high-wage, highly educated workers have faced job losses. Certain sectors, such as leisure and hospitality, remain severely depressed, while others, such as technology, remain strong.

The unemployment rate dropped to 3.9% in January 2020, the lowest rate on record since the current measurement cycle began in 1976. The onset of the COVID-19 pandemic and ensuing governmental response resulted in significant turbulence for the State’s economy, with nearly 2.3 million jobs lost in the State between January and April of 2020, and an April 2020 unemployment rate of 16.4%. However, as of April 2021, California’s unemployment rate was 8.3%, nearly half of the peak hit one year ago, but still 4% above the pre-pandemic level seen in February 2020.

During the 2010s, there was sustained improvement in the State’s finances following the decline in the State tax revenue that began in 2008, due to improved economic activity, a temporary sales and income tax increase approved by voters in November 2012 and spending cuts. The 2021-22 Enacted Budget notes the COVID-19 pandemic has stressed the State’s hospitals, health systems, schools and the overall economy. The 2021-22 Enacted Budget estimates total direct pandemic emergency response costs of approximately $12.5 billion, which represent costs incurred in fiscal years 2019-20 and 2020-21 as well as estimated costs in 2020-21 and projected costs in 2021-22. The 2021-22 Enacted Budget’s multi-year forecast reflects a return to revenue growth more in line with a typical economic expansion, thereby limiting ongoing spending. The 2021-22 Enacted Budget states that risks to the economic forecast remain, including a stock market decline that would significantly reduce state revenues.

The COVID-19 pandemic is ongoing and, while vaccines are being distributed and administered, their widespread distribution is still months away. Reaching a full recovery will be a slow process that will depend heavily on continued progress on management and treatment of the virus. In the meantime, the State continues to face significant economic uncertainty, and the severity and duration of the COVID-19 pandemic’s effect on California’s economy are still unknown.

State Budget for Fiscal Year 2021 -22

In June and July 2021, the Governor of California signed the 2021 Budget Bill and various pieces of related legislation that were passed by the Legislature to implement the budget for the 2021-22 fiscal year (the “2021-22

Enacted Budget”). The 2021-22 Enacted Budget came after significant revisions to the prior year’s budget. Compared to a projected budget deficit of $54 billion in the prior’s year budget, revisions in May 2021 to the proposed budget cited a projected $75.7 billion surplus. The 2021-22 Enacted Budget projects General Fund revenues of approximately $175.3 billion and General Fund expenditures of approximately $196.4 billion.

The 2021-22 Enacted Budget includes $25.2 billion in reserves, including $15.8 billion in the Proposition 2 Budget Stabilization Account/”Rainy Day Fund” for fiscal emergencies. The 2021-22 Enacted Budget includes total funding of $123.9 billion for K-12 education programs and $47.1 billion in funding for the state’s higher education entities. The 2021-22 budget pays off the Proposition 98 education spending deferrals that were implemented in the previous year to avoid education spending cuts. The 2021-22 Enacted Budget also allocates $57.5 billion in General Fund expenditures for health and human services expenditures, as well as $13.9 billion for prisons and criminal justice. The 2021-22 Enacted Budget continues to pay down the state’s long-term retirement liabilities, with $3.4 billion in payments required by Proposition 2 in 2021-22 plus $7.9 billion in additional payments over the next three years. The improved revenue forecast also allows for the elimination of $2 billion in program suspensions enacted in prior budgets. Additionally, employee compensation reductions were ended, employee prefunding of contributions for other post-employment benefits resumed, and various suspended and deferred compensation items were restored as of July 1, 2021 through agreements reached with the state employee bargaining units. The 2021-22 Enacted Budget estimates that California will have a $24.3 billion unemployment insurance deficit at the end of 2021, down from a projected $48.3 billion at the Governor’s Budget. This is projected to result in annual debt service payments between $500 to $600 million and higher tax rates for businesses beginning in 2023.

LAO Budget Review

On January 10, 2021, the Legislative Analyst’s Office (“LAO”), a nonpartisan fiscal and policy advisor to the State, released its overview (“LAO Report”) of the 2021-22 Proposed Budget. In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues and expenditures at the time. The LAO Report noted that under the Governor’s budget, the State would end 2021-22 with $18.9 billion in total reserves, an increase of $7.5 billion over the last year’s enacted level. The LAO Report stated that the increase is the result of constitutionally required reserve deposits, which reflect much stronger than anticipated revenue growth. In addition, the LAO Report estimated that the Governor had a significant windfall of $15.5 billion to allocate in developing his 2021-22 Proposed Budget. However, the LAO Report concluded that the State budget faces challenges over the longer term. In particular, the LAO Report anticipates that the State would have operating deficits if the Legislature adopted the Governor’s budget proposals, reaching $11.3 billion in 2024-25.

2021 -22 Initiatives and the State’s Budget Planning

Six propositions were approved by the voters in the November 6, 2018 election, three of which could directly affect the Governor’s and State Legislature’s budget plans. Proposition 1 authorizes the issuance and sale of $4 billion in bonds to fund various veterans’ home loans and affordable housing programs; Proposition 2 allows the revenue generated by 2004’s Proposition 63, the 1% tax on incomes above $1 million, to be used for $2 billion in bonds for homelessness prevention housing; and Proposition 4 authorizes $1.5 billion in bonds to fund construction at various hospitals providing children’s health care. Twelve propositions qualified for inclusion in the November 3, 2020 ballot, five of which were approved. Two of the propositions approved in November 2020 could directly affect the Governor’s and State Legislature’s budget plans. Proposition 14 authorizes the issuance of $5.5 billion in bonds for state stem cell research and Proposition 19 changes tax assessment transfers and inheritance rules.

State Cash Position

Through the Pooled Money Investment Account (PMIA), the State Treasurer invests taxpayers’ money to manage the State’s cash flow and strengthen the financial security of local governmental entities. The Investment

Division of the State Treasurer’s Office manages the PMIA under statutory authority granted by California Government Code Sections 16430 and 16480.4. The Pooled Money Investment Board governs the PMIA. The State Treasurer chairs the Board, which also includes the State Controller and the State Director of Finance. The PMIA has three primary sources of funds: the State general fund; special funds held by State agencies; and moneys deposited by cities, counties and other entities into the Local Agency Investment Fund (LAIF). At the end of April 2021, the PMIA portfolio totaled approximately $140.8 billion. The daily investment activity in April 2021 averaged $1.957 billion.

Future Budgets

The 2021-22 Enacted Budget states that California’s prudent fiscal planning is supporting the State’s recovery from the COVID-19 pandemic. The 2021-22 Enacted Budget also states that the combination of the State’s surplus and federal relief funds is allowing California to make a once-in-a-lifetime investment in the future of the State. However, the multi-year forecast reflects a return to revenue growth more in line with a typical economic expansion, thereby limiting ongoing spending. Accordingly, the multi-year forecast reflects a budget kept in balance by focusing on one-time spending. The 2011-22 Enacted Budget states that the State has paid off budgetary debts and has multi-year plans to pay down its long-term retirement liabilities. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor with respect to future budgetary matters. The 2020-21 budget totaled $202.1 billion, a number that increased to $262.6 billion for 2021-22. The State budget will continue to be affected by national and State economic conditions and other factors, including future public health issues and climate change. The multi-year forecast for the 2021-22 Enacted Budget projects a budget roughly in balance and notes that risks to the economic forecast remain.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. An example of a provision that makes it more difficult to raise taxes is Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other matters, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds supermajority vote in each house of the State Legislature. Examples of provisions restricting the State Legislature’s and the Governor’s discretion in enacting budgets include: Proposition 39, approved by the voters in 2012, increased taxation on out-of-state businesses by changing the method by which such businesses calculate their tax liability and required that $550 million annually for five years from such increased revenues be used to fund projects that create energy efficiency and clean energy jobs in California; Proposition 22, passed in 2010, which limited the State’s ability to take certain local government funds; Proposition 26, also passed in 2010, which required a two-thirds supermajority vote in the State Legislature to pass certain State fees and a two-thirds majority of voters to pass certain local fees; Proposition 98, passed in 1988, which mandated that a minimum amount of General Fund revenues be spent on local education; and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended. In addition, although Proposition 25, approved by the voters in 2010, replaced the requirement of a two-thirds supermajority in the State Legislature to enact the State’s budget with a majority vote requirement, it left intact the previous requirement of a two-thirds supermajority vote to raise taxes.

Other Constitutional amendments and voter-initiated statutes approved by the voters have also affected the budget process. These include: Proposition 1, the Water Quality, Supply, and Infrastructure Improvement Act of 2014, which was approved by the voters in November 2014, and provided for $7.5 billion in general obligation bonds for water storage, water quality, flood protection and watershed protection and restoration projects; Proposition 2, passed in 2014, which among other matters required that certain revenue be used to pay off

General Fund debts and build up the State’s “Rainy Day Fund”; Proposition 30, passed in 2012, which temporarily increased personal income taxes and sales taxes and guaranteed that revenues from such temporary tax increases would be spent only on schools (voters approved Proposition 30 in November 2016, extending the three additional tax brackets created by Proposition 30 through tax year 2030); Proposition 25, passed in 2010, which, among other matters, required State legislators to forfeit their pay in years in which they fail to pass a budget in a timely fashion; Proposition 58, approved in 2004, which required the adoption of a balanced budget and restricted future borrowing to cover budget deficits; Proposition 49, approved in 2002, which required the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposed a surcharge on taxable income of more than $1 million and earmarked this funding for expanded mental health services (Proposition 2, approved in November 2018, allowed the revenue generated by Proposition 63 to be used for $2 billion in bonds for homelessness prevention housing); Proposition 1A, approved in 2004 (described in more detail under “Issues Affecting Local Governments and Special Districts” below), which limited the State Legislature’s power over local revenue sources, and Proposition 1A approved in 2006, which limited the State Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Certain of these approved constitutional amendments are described in more detail below.

Taxes on Tobacco Products—Cigarette and tobacco taxes primarily affect special funds, with $85 million going to the General Fund and $758 million to special funds in 2015-16. The California Healthcare, Research and Prevention Tobacco Tax Act of 2016 (Proposition 56), passed by the voters in November 2016, increased the excise tax rate on cigarettes, tobacco products, and electronic cigarettes, effective April 1, 2017. Lastly, Proposition 56 newly imposed the tobacco products tax to electronic cigarettes. All of the new money from Proposition 56 goes to special funds.

Taxes on Marijuana Products—Proposition 64, The California Legal Marijuana Initiative, passed by the voters in November 2016, legalizes the recreational use of marijuana within California for persons age 21 and over, effective November 9, 2016. The measure also levied new excise taxes on the cultivation and retail sale of both recreational and medical marijuana as of January 1, 2018. Recreational marijuana is also subject to State and local sales taxes. Medical marijuana, on the other hand, is exempted from existing State and local sales taxes. However, future taxes on both medical and recreational marijuana can be levied by local governments.

Issues Affecting Local Governments and Special Districts

The primary units of local government in California are the 58 counties, which as of July 2020 ranged in population from approximately 1,119 in Alpine County to approximately 9.943 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails, and public safety in unincorporated areas. There are also 483 incorporated cities and towns in California as of May 2021 and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments has been constrained since Proposition 13 was approved by California voters in 1978. Proposition 13 reduced property taxes, limited the future growth of property taxes, and transferred control of property taxes from local governments to the State government. The proposition also limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval.

The effects of Proposition 13, however, were not felt immediately, as the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys. Local governments began to feel the repercussions in the early 1990s, when the State Legislature ordered county auditors to transfer 25% of property tax revenues to school districts, in an attempt to offset the State’s obligation, under Proposition 98, to provide a statutorily-specified minimum funding for education. This transfer stripped local governments of much-needed property tax revenues. The State Legislature attempted to mitigate this transfer by providing additional funding sources, including sales taxes, and reducing certain mandates for local services funded by cities and counties. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle in order to protect local governments, which had previously received all VLF revenues, the agreement required that the 1.35% reduction in VLF revenue be repaid to local governments in the form of an equivalent amount of property tax revenues.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate increased from 0.65% to 1.15% on May 19, 2009. Of this 0.50% increase, 0.35% flowed to the General Fund, and 0.15% supported various law enforcement programs previously funded by the State General Fund. This increased VLF rate was effective through the 2010-11 fiscal year. Effective July 1, 2011, the VLF rate for most vehicles decreased to 0.65%.

As part of the State-local agreement, voters in the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other matters, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the State Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. If the State does not provide funding for the activity that is mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State was required to repay the local government borrowing (which in turn would be used to repay the bonds of the JPA) no later than June 30, 2013. The State repaid the local government borrowing in 2012.

General Obligation Bond Ratings

As of June 30, 2021, the following ratings for the State of California general obligation bonds have been received from Fitch, Moody’s and S&P:

Fitch	Moody’s	S&P
AA	Aa2	AA-

Although these ratings indicate low credit risk, they are among the bottom half assigned to state general obligation bonds in the country. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. It is not presently possible to determine whether, or the extent to which, Fitch, Moody’s or S&P will change such ratings in the future.

These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Moreover, the creditworthiness of obligations issued by local California issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a NRSRO, they may become ineligible for purchase by the Fund.

Litigation

The State is a party to numerous legal proceedings where adverse decisions could have a material impact on State finances.

Major Seismic Activity

Most of California is within an active geologic region subject to major seismic activity. In 1989 and 1994, northern California and southern California, respectively, experienced major earthquakes causing billions of dollars in damages. As of the date of this SAI, the damage from the July 2019 Ridgecrest earthquakes was estimated in excess of $5.3 billion. Any obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or California State government to appropriate sufficient funds within their respective budget limitations.

California and Climate Change

The 2020 California wildfire season was characterized by a record-setting year of wildfires that burned across the state of California as measured during the modern era of wildfire management and record keeping. As of the end of 2020, nearly 10,000 fires had burned over 4.2 million acres, more than 4% of the state’s roughly 100 million acres of land, making 2020 the largest wildfire season recorded in California’s modern history. California’s August Complex fire has been described as the first “gigafire” as the area burned exceeded 1 million acres. The fire crossed seven counties and has been described as being larger than the state of Rhode Island. On August 19, 2020, California Governor Gavin Newsom reported that the state was battling 367 known fires, many sparked by intense thunderstorms. In early September 2020, a combination of a record-breaking heat wave, and Diablo and Santa Ana winds sparked more fires and explosively grew active fires, with the August Complex more than doubling the Mendocino Complex’s size to become California’s largest recorded wildfire.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, State constitutional amendments, and other relevant factors may affect the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. In May 2008, the City of Vallejo, California, filed Chapter 9 bankruptcy because its tax revenues, which dropped precipitously with housing values, could no longer cover basic city services.

Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Three California municipalities, San Bernardino, Stockton and Mammoth Lakes, filed for Chapter 9 bankruptcy in 2012, the first such filings in California since 2008. While the Mammoth Lakes bankruptcy was brought on by a $43 million development lawsuit, the San Bernardino and Stockton filings appear to have been the result of fiscal difficulties caused by the collapse of the housing market and the recession. The Mammoth Lakes bankruptcy proceeding was dismissed in 2012, Stockton emerged from bankruptcy in February 2015, and San Bernardino emerged from bankruptcy in June 2017. The fall-out from those bankruptcies is not known and difficult to predict. It is not known whether other California municipalities may also enter bankruptcy.

Furthermore, certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be subject to State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by accessing the State Treasurer’s website or by contacting the State Treasurer’s Investor Relations office at (800) 900-3873.

Publications from the LAO can be read in full by accessing the LAO’s website or by contacting the LAO at (916) 445-4656.

A summary and the complete text of the 2021-22 Enacted Budget can be found at the California Budget website of the Department of Finance, under the heading “Enacted Budget.” The website also contains complete texts of the Governor’s initial proposed budget for fiscal year 2021-22 and the Governor’s revised budget for fiscal year 2021-22 under the respective headings “Governor’s Proposed Budget” and “May Revision.”

None of the information on the above websites is incorporated herein by reference.

ARIZONA MUNICIPAL INSTRUMENTS

Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State’s full faith and credit in excess of $350,000. Accordingly, Arizona does not issue general obligation bonds. Agencies and instrumentalities of the State, however, are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State also are authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments also have financed public projects through lease-purchase agreements that are subject to annual appropriation at the option of the local government. More recently, Arizona local governments have financed projects with tax credit bonds. It should be noted that under the 2017 Act, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed and related interest will not be exempt from federal income tax for such bonds issued after December 31, 2017.

There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what their possible impact would be on State or local government financing.

In fiscal year 2020, General Fund revenue growth continued to outperform expectations, despite the onset of the COVID-19 pandemic and its associated recession late in the fiscal year. In contrast to the June 2020 Joint Legislative Budget Committee projections that the General Fund would finish fiscal year 2020 with a $640 million cash shortfall, the State ultimately recorded revenue growth of approximately 3% and a cash balance of $375 million. Collections in fiscal year 2020 were buoyed by implementation of the 2019 tax omnibus, the most significant tax reform of the last 30 years. The legislation also created a remote sellers tax, subjecting out-of-state sellers to the same sales taxes paid by instate brick-and-mortar retailers. The Executive Budget expects that the success of this reform will continue to support State revenues throughout the 2021-2023 budget window. Overall, considering the pace of recent revenue growth and the tailwinds boosting Arizona’s economy, the Executive Budget is expected to meet or exceed its baseline forecast of approximately 12.9% ongoing General Fund revenue growth in fiscal year 2021 and 0.6% revenue growth in fiscal year 2022.

Arizona has an estimated population of 7.29 million people, making it the fourteenth largest state by population. The State’s gross domestic product of $328.14 billion in 2020 is the nineteenth largest. The State has a large number of retirees who contribute to a lower than average per capita personal income. The State’s economic base is not dependent on any single industry. Principal economic sectors in Arizona include: construction, trade, government, education, healthcare, manufacturing, mining and tourism. Agriculture, at one time a major sector, plays a much smaller role in the economy today. High tech industries include electronics, instruments, solar technologies, biotechnology, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its cluster of strong entrepreneurial optics companies, also has a concentration in aerospace. Arizona followed a steady growth track from the end of the recession in 2010 until the onset of the COVID-19 pandemic in the United States in February 2020. A year later, the Arizona Office of Employment and Population Statistics released an economic report in February 2021 which projected that ten of eleven of Arizona’s major industry sectors are expected to experience growth through fiscal year 2021 despite the ongoing COVID-19 pandemic.

In May 2007, Arizona’s seasonally adjusted unemployment rate was 3.5%. From the third quarter of 2007 until year-end 2009, Arizona lost one in every nine jobs—a seasonally adjusted 310,000 jobs were lost by August 2010. The seasonally adjusted unemployment rate in Arizona peaked at 11.2% in late 2009 and was 4.5% in February 2020. From February 2020 through April 2020, the Arizona economy lost approximately 312,000 jobs, bringing the unemployment rate in Arizona to a seasonally adjusted 13.4%, an unemployment rate worse than the depths of the previous recession in 2009. The Arizona Office of Employment and Population Statistics had projected annual job growth in the state through 2021 before the U.S. economy plunged into a recession sparked by COVID-19. However, Arizona’s economy finished 2020 in better shape than most states and its recovery continues at a solid pace. As of March 2021, the seasonally-adjusted unemployment rate was 6.7%, a 1.7% increase from March 2020.

The economic outlook for Arizona remains unclear in light of the economic impacts of the COVID-19 pandemic. Assuming continued improvement in vaccine distribution through 2021, Arizona’s baseline forecast calls for state jobs to regain their pre-pandemic peak in Q3 2021. If vaccine distribution progresses more slowly than envisioned under the baseline, or if the evolution of the virus renders current vaccines significantly less effective, the recovery may be delayed.

Certain amendments to the Arizona Constitution, voter initiatives, legislation, regulations, and executive action impose spending limits and limit the ability of the State or local governments to impose taxes or raise revenues. For example, the Arizona Constitution requires a two thirds majority vote in both houses of the Arizona legislature to pass a tax or fee increase. This provision, combined with the State’s reliance on sales tax receipts, constrains its ability to raise additional revenues in times of slow economic growth. The State created the rainy day fund in response to this constraint, which was completely depleted during the 2009 fiscal year. Arizona law also places limits on property taxes that may be levied by local governments, and since 2006, local property tax assessments have been frozen at 2005 levels, subject to annual increases limited to 2% plus the cost of any new construction. Provisions of the constitution and legislation also limit increases in annual expenditures by cities, towns and other governmental and municipal bodies to an amount determined by the Arizona Economic Estimates Commission. Other potential legislative enactments may impact Arizona’s economy.

For example, in 2014 the Arizona legislature passed SB 1062, a bill that would have authorized Arizona businesses to discriminate against LGBT individuals. The national backlash was swift, with the National Football League threatening to relocate the Super Bowl. The governor vetoed SB 1062, but there is no guarantee the Arizona legislature will not enact similar bills in the future.

The risks to the Arizona economy remain considerable and may be exacerbated by ongoing challenges in financing public education, including the risks of litigation surrounding Proposition 123. The economy is likely to be adversely affected if the U.S. economy continues to exhibit slow growth or slips into another recession. Either has the capacity to significantly slow recovery in Arizona since slow or negative national growth will damage the State’s cyclically sensitive sectors while impeding the in-migration flow of new citizens that has consistently fueled economic growth. Another aspect of risk is the relatively significant exposure of Arizona’s financial institutions and investor community to a downturn in commercial real estate. Arizona has significant overcapacity in residential and commercial real estate properties. A further round of significant foreclosures and defaults would likely have a significant negative impact on Arizona’s overall economy. Arizona is also vulnerable to reductions in federal spending because of the large proportion of military spending in the State’s economy. The Arizona economy continues to face challenges given continuing income challenges for households and a slower growth rate for public and private investment.

OTHER INFORMATION ON CALIFORNIA AND ARIZONA MUNICIPAL INSTRUMENTS

The Investment Adviser believes that it is likely that sufficient California and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, strategies and limitations of the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund. If the Trust’s Board, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund’s investment objective, strategies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund’s investment objective and strategies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 167.

All Funds (except for the Multi-Manager Emerging Markets Debt Opportunity Fund, Northern Engage360™ Fund and U.S. Quality ESG Fund)

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate, or with the exception of Global Tactical Asset Allocation Fund, real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or, in the case of the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund, acquiring mortgage-related securities, or, in the case of the Multi-Manager Global Real Estate Fund, holding and selling real estate acquired by the Fund as a result of ownership of securities. The Global Real Estate Index Fund may not purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) acquiring securities of REITs or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Fund as a result of ownership of securities.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; and each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except:

(a) the Global Sustainability Index Fund may invest 25% or more of its total assets in issuers having their principal business activities in the same industry to the extent that the MSCI World ESG Leaders Index is concentrated in that industry;

(b) the Global Real Estate Index Fund and the Multi-Manager Global Real Estate Fund will invest at least 25% or more of its total assets in issuers principally engaged in real estate activities;

(c) the Multi-Manager Global Listed Infrastructure Fund will invest at least 25% or more of its total assets in issuers principally engaged in the infrastructure business; and

(d) the Ultra-Short Fixed Income Fund will invest under normal market conditions at least 25% of its total assets in securities issued by companies in the financial services industry, provided further that the Ultra-Short Fixed Income Fund may, for temporary defensive purposes, invest less than 25% of its total assets in securities issued by companies in the financial services industry. For the purpose of this restriction with respect to the Ultra-Short Fixed Income Fund, the financial services industry is deemed to include the group of industries within the financial services sector. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) a Fund may purchase securities on margin, and (e) the Global Real Estate Index Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

(10) The following apply:

(a) For each Tax-Exempt Fund and Municipal Fund, at least 80% of the net assets of the Fund plus the amount of any borrowings for investment purposes (“net assets”) measured at the time of purchase will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on “private activity bonds” that is treated as an item of tax preference under the federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular federal income tax for purposes of determining whether the Municipal Funds and Tax-Exempt Funds meet this fundamental policy.

(b) Each of the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from California State personal income tax.

(c) The Arizona Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from Arizona State personal income tax.

For the purposes of Investment Restriction Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

Notwithstanding Fundamental Investment Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

In applying Investment Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

In applying Investment Restriction No. 8 with respect to the Index Funds, it is anticipated that each of the Index Funds will be diversified in approximately the same proportions as the respective index that the Fund uses to measure its performance. Because each of the Index Funds seeks to track the performance of the securities included in its respective index, it is possible that an Index Fund may change from diversified to non-diversified as a result of a change in relative market capitalization or weighting of one or more constituents of the Fund’s index. In such an instance, shareholder approval will not be sought when an Index Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weightings of one or more constituents of the Index Fund’s index.

As a non-fundamental investment restriction that can be changed without shareholder approval, except to the extent permitted by the Code, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. Also, as a non-fundamental investment restriction, except to the extent permitted by the Code, these Funds may not hold any securities that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund’s total assets may be invested without regard to this limitation so long as no more than 25% of the Fund’s total assets are invested in any one issuer. These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

Multi-Manager Emerging Markets Debt Opportunity Fund, Northern Engage360™ Fund and U.S. Quality ESG Fund:

The Fund may not:

(1) Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. With respect to Northern Engage360™ Fund and U.S. Quality ESG Fund, this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification and industry concentration), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

With respect to Multi-Manager Emerging Markets Debt Opportunity Fund and Northern Engage360™ Fund, for the purposes of Investment Restriction Nos. 1 and 6 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

The following investment limitations are non-fundamental policies and may be changed by the Board with respect to the Multi-Manager Emerging Markets Debt Opportunity Fund, Northern Engage360™ Fund and U.S. Quality ESG Fund without a vote of shareholders.

The Fund may not:

(1) Pledge, mortgage or hypothecate assets, except to secure permitted borrowings or in relation to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

(2) Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

(3) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

(4) Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5) Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 25% of the value of its total assets (including amounts borrowed), (b) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (c) the Fund may purchase securities on margin to the extent permitted by applicable law; and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(6) Make loans if, as a result, more than 25% of its total assets (including amounts borrowed) would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan to affiliates to the extent permitted by law.

(7) Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions for all of the Funds.

Concentration and Industry Classification. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Except to the extent otherwise provided in each of the Investment Restrictions above, for the purpose of determining industry classification, a Fund may use the industry classification provided by a third party service provider. For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, (i) an asset-backed security will be classified separately based on the nature of its underlying assets; (ii) state and municipal governments and their agencies and authorities are not deemed to be industries; (iii) as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; (iv) personal credit finance companies and business credit finance companies are deemed to be separate industries; and (v) wholly-owned financial companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Borrowing. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits Funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. The Funds’ non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every Fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Funds’ Board.

Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Any Investment Restriction that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by (in the case of the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, encumbrance of securities or assets of) a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below 33-1/3% of its total assets including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits. As of the date of this SAI, the Funds do not engage in securities lending.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser (or where applicable, Sub-Advisers), Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio that contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website. Information posted on the Trust’s website may be separately provided to any person commencing the day after it is first published on the Trust’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Sub-Advisers of the Active M/Multi-Manager Funds and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (Donnelley Financial Solutions), the Funds’ pricing vendors, and the Funds’ proxy voting service and subsidiary (Institutional Shareholder Services, Inc. and Securities Class Action Services, LLC); financial data compiler to Nomura Corporate Research and Asset Management Inc. (Evare, LLC, a subsidiary of SS&C Technologies Holdings, Inc.); operational service provider to Neuberger Berman Investment Advisers LLC (State Street Bank and Trust); consulting service provider to Wellington Management Company, LLP (Accenture LLP); certain rating and ranking organizations, including Moody’s, Fitch and S&P; and the following vendors that provide portfolio analytical tools: Barclays Capital, BlackRock Solutions, Bloomberg, FactSet and Thomson Reuters. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. Portfolio holdings information may also be provided to financial institutions solely for the purpose of funding borrowings under the Trust’s line of credit. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Funds currently publish on the Trust’s website, northerntrust.com/funds, complete portfolio holdings for each Equity Fund, Fixed Income Fund, Tax-Exempt Fixed Income Fund and Active M/Multi-Manager Fund as of the end of each calendar quarter. Complete portfolio holdings for the Equity Index Funds, Global Tactical Asset Allocation Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Treasury Index Fund and Bond Index Fund are provided as of month-end, subject to at least a ten (10) calendar day lag between the date of the information presented and the date on which the information is disclosed. In addition, the Equity Funds and Equity Index Funds intend to publish on the Trust’s website month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information presented and the date on which the information is disclosed. A Fund may publish on the Trust’s website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings for the Funds also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC and the holdings are publicly made available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Funds’ fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at www.sec.gov.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board is responsible for the management and business and affairs of the Funds. Set forth below is information about the Trustees and the Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of the date of this SAI, each Trustee oversees a total of 46 portfolios in the Northern Funds Complex—Northern Funds offers 41 portfolios and Northern Institutional Funds consists of 5 portfolios.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

•   Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•   Member of the Board of Directors of Bank Leumi USA since 2016;

•   Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•   Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mark G. Doll Age: 71 Trustee since 2013

•   Member of the State of Wisconsin Investment Board since 2015;

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•   Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 63 Trustee since 2015 and Chairperson since January 1, 2020

•   Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
David R. Martin Age: 64 Trustee since 2017

•   Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•   Adjunct professor, University of Texas, McCombs School of Business since 2017;

•   Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•   Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•   Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•   Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•   Trustee of AXA Premier VIP Trust (Registered investment company—34 portfolios) from 2001 to May 2017;

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003 (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Age: 63 Trustee since 1998

•   Executive Committee Member and Chair, Policy and Advocacy Advisory Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•   Executive Committee Member and Director, Boca Grande Health Clinic, since 2019;

•   Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow—2016;

•   Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Darek Wojnar(4) Age 55 Trustee since 2019

•   Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•   Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•   Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (including Barclay Global Investors, acquired by BlackRock in 2009);

•   Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—27 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Telmo R. Martins Age: 39 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2021	Vice President of Northern Trust Investments, Inc. since May 2020; Chief Compliance Officer of Belvedere Advisors LLC since October 2020; Director, Deputy Chief Compliance Officer—AllianceBernstein Funds from 2018 to 2020, Vice President, Director of Compliance of AllianceBernstein LP from 2013 to 2018, Senior Compliance officer of AllianceBernstein LP from 2007 to 2013.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 54 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

OFFICERS OF THE TRUST (CONTINUED)

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND TERM OF OFFICE AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 61 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Senior Vice President, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; Secretary of FlexShares Trust from 2011 to 2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; and Secretary of FlexShares Trust since 2018.

(1)	Each Officer serves until his or her resignation, removal or retirement, or the election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board is currently composed of eight Trustees, seven of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“interested Trustee”). The Chairperson of the Board, Thomas A. Kloet, is a non-interested Trustee. Darek Wojnar is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (at least 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Wojnar serve as an interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and is also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities, including throughout the year at regular Board and committee meetings and through regular reports provided to the Board and/or its committees that address, among other items, certain investment, valuation, liquidity, and compliance matters. The Board also may receive special reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Adviser’s or Sub-Adviser’s initiative. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of the Investment Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a Chief Risk Officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s Chief Risk Officer covering various risk areas, such as investment and market risk, operational risk, business continuity, cybersecurity risk, and regulatory compliance risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee reviews the Funds’ annual audit scope and the results of the audit of the Funds’ year-end financial statements.

The Valuation Committee reviews quarterly reports on fair valuation determinations, including the methodology used in making fair value determinations.

The Board also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues. With respect to liquidity risk, the Board receives regular liquidity risk management reports under the Funds’ Liquidity Risk Management (LRM) Program that include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews, no less frequently than annually, a written report prepared by the LRM program administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

The Trust’s CCO reports to the Board at least quarterly regarding compliance matters. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance issues, including compliance risks, affecting the Funds during meetings with the non-interested Trustees and counsel. The Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws The CCO’s quarterly and annual reports include reports on the Sub-Advisers’ compliance and risk issues.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

NON-INTERESTED TRUSTEES

Therese M. Bobek: Ms. Bobek retired in 2018 from a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), having served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek most recently served in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. She now teaches Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business and also is a director and member of the audit committee of the board of directors of Methode Electronics, Inc., a global developer of custom engineered and application-specific products and solutions. Ms. Bobek has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois Society of CPAs. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since January 2019.

Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since May 2020 she has been the Chief Schooling Officer, and from 2016 to 2020 she was the Head of School Management and Technology at Success Academy Charter Schools, the largest network and highest-performing free, public charter schools in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She is currently on the Board of Directors of Bank Leumi USA. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since January 2019.

Mark G. Doll: Mr. Doll has over 40 years of experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a

1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As Chief Investment Officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management and insurance businesses. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2013.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past eight years on the Boards of TMX Group, Ltd.; Nasdaq, Inc. (and the Nasdaq Stock Market, LLC as well as certain other subsidiaries of Nasdaq, Inc. where he has served as Board Chair since 2016); Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and is an emeritus member of the Board of Elmhurst College. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI, and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC and Nasdaq OMX Nordic OY and BWise Internal Control Inc. (collectively, “Nasdaq”). The total of these payments were $1,889,947 and $2,094,314 in each of 2019 and 2020, respectively, which are immaterial to Nasdaq’s total revenues. Nasdaq, Inc. paid The Northern Trust Company, an affiliate of NTI, $313,077 and $0 in each of 2019 and 2020, respectively, for managing Nasdaq’s pension funds, which are immaterial to NTC’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: As of June 2019, Mr. Martin became Chief Financial Officer for Neo Tech, an electronics manufacturer. Mr. Martin was Vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the United States). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35-year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds. He has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2017.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until May 2017, she served as lead Independent Trustee and chair of the Audit Committee of the board of trustees of AXA Premier VIP Trust, a registered investment company. She currently serves as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers.

In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois, from January 2014 to June 2018. She has served as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2014.

Mary Jacobs Skinner: Ms. Skinner was a partner until November 30, 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

INTERESTED TRUSTEE

Darek Wojnar, CFA: Mr. Wojnar is the Executive Vice President and Head of the Funds and Managed Accounts Group at NTI. He principally leads the development, management and distribution of Northern Funds, Northern Institutional Funds, FlexShares Trust and related business activities. Mr. Wojnar also oversees the Managed Accounts practice for NTI, which offers investment advisory solutions to financial intermediaries and their clients. With extensive business experience and a history of successfully building strong teams, Mr. Wojnar’s broad executive responsibilities include developing long-term strategies, executing operating plans, managing client and vendor relationships and developing and retaining talented professionals. Mr. Wojnar has also had a series of executive positions at other fund groups, including head of ETFs for Hartford Funds, managing director and head of US iShares product at BlackRock and executive director at UBS Global Asset Management. He has served as an interested Trustee of Northern Funds and Northern Institutional Funds since January 2019.

STANDING BOARD COMMITTEES. The Board has established four standing committees in connection with its governance of the Trust: Audit, Governance, Valuation and Executive Committees.

The Audit Committee consists of four members: Messrs. Martin (Chairperson), Doll (ex-officio), and Kloet (ex-officio) and Ms. Bobek. The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2021, the Audit Committee convened five times.

The Governance Committee consists of three members: Mses. Plouché (Chairperson), Skinner and Mr. Kloet (ex-officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s management, custody and transfer agency and service agreements. During the fiscal year ended March 31, 2021, the Governance Committee convened four times.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

The Valuation Committee consists of five members: Messrs. Doll (Chairperson), Kloet (ex officio), Martin (ex-officio) and Wojnar and Ms. de Jongh. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2021, the Valuation Committee convened four times.

The Executive Committee consists of four members: Messrs. Doll, Kloet (Chairperson) and Martin, and Ms. Plouché. The Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. The Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to: (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended March 31, 2021, the Executive Committee did not convene.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds included in this SAI and other investment portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2020
Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Therese M. Bobek

Stock Index Fund – Over $100,000

Mid Cap Index Fund – $50,001 – $100,000

Small Cap Index Fund – $50,001 – $100,000

Emerging Markets Equity Index Fund – $10,001 – $50,000

International Equity Index Fund – $10,001 – $50,000

Global Real Estate Index Fund – $10,001 – $50,000

Over $100,000
Ingrid LaMae A. de Jongh	None	None
Mark G. Doll	Tax-Exempt Fund – Over $100,000	Over $100,000
Thomas A. Kloet	Large Cap Core Fund – Over $100,000 Small Cap Value Fund – Over $100,000 Tax Exempt Fund – Over $100,000	Over $100,000
David R. Martin	Fixed Income Fund – Over $100,000 Global Tactical Asset Allocation Fund – Over $100,000	Over $100,000

Information as of December 31, 2020
Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Cynthia R. Plouché

Emerging Markets Equity Index Fund – $10,001 – $50,000

Large Cap Core Fund – Over $100,000

Global Real Estate Index Fund – $10,001 – $50,000

International Equity Index Fund – $10,001 – $50,000

Stock Index Fund – Over $100,000

High Yield Fixed Income Fund – $50,001 – $100,000

Short Bond Fund – $10,001 – $50,000

Bond Index Fund – $1 – $10,000

Global Sustainability Index Fund – $10,001 – $50,000

Short Intermediate U.S. Government Fund – $10,001 – $50,000

Over $100,000
Mary Jacobs Skinner	Large Cap Core Fund – Over $100,000 Small Cap Core Fund – $50,001 – $100,000 Short-Intermediate Tax-Exempt Fund – Over $100,000	Over $100,000(2)

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2020, Northern Funds offered 43 portfolios and Northern Institutional Funds consisted of 6 portfolios.

(2)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

Information as of December 31, 2020
Name of Interested Trustee	Dollar Range of Equity Securities in the Funds included in this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Darek Wojnar	Global Tactical Asset Allocation – $10,001 – $50,000	$10,001 – $50,000

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2020, Northern Funds offered 43 portfolios and Northern Institutional Funds offered 6 portfolios.

(2)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of Northern Institutional Funds.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2021.

Non-Interested Trustees

	Global Tactical Asset Allocation Fund	Income Equity Fund	International Equity Fund	Large Cap Core Fund	Large Cap Value Fund
Therese M. Bobek	$935	$935	$935	$935	$935
Ingrid LaMae A. de Jongh	816	816	816	816	816
Mark G. Doll	935	935	935	935	935
Thomas A. Kloet	1,054	1,054	1,054	1,054	1,054
David R. Martin	935	935	935	935	935
Cynthia R. Plouché	935	935	935	935	935
Mary Jacobs Skinner(2)	935	935	935	935	935

	Small Cap Value Fund	Small Cap Core Fund	U.S. Quality ESG Fund	Emerging Markets Equity Index Fund	Global Real Estate Index Fund
Therese M. Bobek	$3,740	$935	$935	$3,740	$2,805
Ingrid LaMae A. de Jongh	3,264	816	816	3,264	2,448
Mark G. Doll	3,740	935	935	3,740	2,805
Thomas A. Kloet	4,216	1,054	1,054	4,216	3,162
David R. Martin	3,740	935	935	3,740	2,805
Cynthia R. Plouché	3,740	935	935	3,740	2,805
Mary Jacobs Skinner(2)	3,740	935	935	3,740	2,805

	International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Global Sustainability Index Fund	Arizona Tax-Exempt Fund	Bond Index Fund
Therese M. Bobek	$4,675	$2,805	$1,870	$6,545	$935	$935	$3,740
Ingrid LaMae A. de Jongh	4,080	2,448	1,632	5,712	816	816	3,264
Mark G. Doll	4,675	2,805	1,870	6,545	935	935	3,740
Thomas A. Kloet	5,270	3,162	2,108	7,378	1,054	1,054	4,216
David R. Martin	4,675	2,805	1,870	6,545	935	935	3,740
Cynthia R. Plouché	4,675	2,805	1,870	6,545	935	935	3,740
Mary Jacobs Skinner(2)	4,675	2,805	1,870	6,545	935	935	3,740

	California Intermediate Tax-Exempt Fund	California Tax-Exempt Fund	Core Bond Fund	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund
Therese M. Bobek	$935	$935	$935	$935	$4,675	$935
Ingrid LaMae A. de Jongh	816	816	816	816	4,080	816
Mark G. Doll	935	935	935	935	4,675	935
Thomas A. Kloet	1,054	1,054	1,054	1,054	5,270	1,054
David R. Martin	935	935	935	935	4,675	935
Cynthia R. Plouché	935	935	935	935	4,675	935
Mary Jacobs Skinner(2)	935	935	935	935	4,675	935

(1)

The Northern Funds Complex consists of Northern Funds and Northern Institutional Funds. As of March 31, 2021, Northern Funds offered 42 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2021. During this time, Ms. Skinner earned $258.74 in accrued interest from previous years’ deferred compensation.

	Intermediate Tax-Exempt Fund	Short Bond Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund	Tax- Advantaged Ultra-Short Fixed Income Fund	Tax-Exempt Fund
Therese M. Bobek	$3,740	$935	$935	$935	$2,805	$1,870
Ingrid LaMae A. de Jongh	3,264	816	816	816	2,448	1,632
Mark G. Doll	3,740	935	935	935	2,805	1,870
Thomas A. Kloet	4,216	1,054	1,054	1,054	3,162	2,108
David R. Martin	3,740	935	935	935	2,805	1,870
Cynthia R. Plouché	3,740	935	935	935	2,805	1,870
Mary Jacobs Skinner(2)	3,740	935	935	935	2,805	1,870

	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund	U.S. Government Fund	Active M Emerging Markets Equity Fund	Active M International Equity Fund
Therese M. Bobek	$2,805	$935	$935	$935	$1,870
Ingrid LaMae A. de Jongh	2,448	816	816	816	1,632
Mark G. Doll	2,805	935	935	935	1,870
Thomas A. Kloet	3,162	1,054	1,054	1,054	2,108
David R. Martin	2,805	935	935	935	1,870
Cynthia R. Plouché	2,805	935	935	935	1,870
Mary Jacobs Skinner(2)	2,805	935	935	935	1,870

	Multi- Manager Emerging Markets Debt Opportunity Fund	Multi- Manager Global Listed Infrastructure Fund	Multi- Manager Global Real Estate Fund	Multi- Manager High Yield Opportunity Fund	Northern Engage360TM Fund	Total Compensation from Fund Complex(1)
Therese M. Bobek	$935	$935	$935	$935	$935	$275,000
Ingrid LaMae A. de Jongh	816	816	816	816	816	240,000
Mark G. Doll	935	935	935	935	935	275,000
Thomas A. Kloet	1,054	1,054	1,054	1,054	1,054	310,000
David R. Martin	935	935	935	935	935	275,000
Cynthia R. Plouché	935	935	935	935	935	275,000
Mary Jacobs Skinner(2)	935	935	935	935	935	275,000

Interested Trustees

	Global Tactical Asset Allocation Fund	Income Equity Fund	International Equity Fund	Large Cap Core Fund	Large Cap Value Fund
Darek Wojnar(3)	None	None	None	None	None

	Small Cap Value Fund	Small Cap Core Fund	U.S. Quality ESG Fund	Emerging Markets Equity Index Fund	Global Real Estate Index Fund
Darek Wojnar(3)	None	None	None	None	None

	International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Global Sustainability Index Fund	Arizona Tax-Exempt Fund	Bond Index Fund
Darek Wojnar(3)	None	None	None	None	None	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2021, Northern Funds offered 42 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2020. During this time, Ms. Skinner earned $258.74 in accrued interest from previous years’ deferred compensation.
(3)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Wojnar did not receive any compensation from the Trust for his services.

	California Intermediate Tax-Exempt Fund	California Tax-Exempt Fund	Core Bond Fund	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund
Darek Wojnar(3)	None	None	None	None	None	None

	Intermediate Tax-Exempt Fund	Short Bond Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund	Tax- Advantaged Ultra-Short Fixed Income Fund	Tax-Exempt Fund
Darek Wojnar(3)	None	None	None	None	None	None

	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund	U.S. Government Fund	Active M Emerging Markets Equity Fund	Active M International Equity Fund	Multi- Manager Emerging Markets Debt Opportunity Fund
Darek Wojnar(3)	None	None	None	None	None	None

	Multi- Manager Global Listed Infrastructure Fund	Multi- Manager Global Real Estate Fund	Multi- Manager High Yield Opportunity Fund	Northern Engage360TM Fund	Total Compensation from Fund Complex(1)
Darek Wojnar(3)	None	None	None	None	None

(1)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2021, Northern Funds offered 42 portfolios and Northern Institutional Funds consisted of 5 portfolios.

(2)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2021. During this time, Ms. Skinner earned $258.74 in accrued interest from previous years’ deferred compensation.
(3)	As an “interested” Trustee who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Wojnar did not receive any compensation from the Trust for his services.

The Trust does not provide pension or retirement benefits to its Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the D.C. Plan shall remain invested pursuant to the terms of the D.C. Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the U. S. Government Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Ewing, Gennovario, Martins, Meehan, O’Rourke, Pryszcz and Rein are officers, receive fees from the Trust as Investment Adviser, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust and its Investment Adviser and each Sub-Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Northern Funds Distributors, LLC (“NFD” or the “Distributor”), an

unaffiliated principal underwriter of the Trust, is exempt from the requirements of Rule 17j-1(c)(1) and (c)(2) of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN

Investment Adviser

NTI, an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser and provides investment advisory and administration services to the Funds. NTI is referred to as the “Investment Adviser.”

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation and serves as the sub-administrator, transfer agent and custodian for the Funds. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2021, Northern Trust Corporation, through its affiliates, had assets under custody of $12.23 trillion, and assets under investment management of $1.54 trillion.

Investment Sub-Advisers

The Trust and the Investment Adviser have received an exemptive order from the SEC that permits the Investment Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board, without obtaining shareholder approval. Shareholders will be notified of any changes in Sub-Advisers. Sub-Advisers will provide investment advisory services to the Funds. The Investment Adviser will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Adviser will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of a Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The Investment Adviser does not determine what investments will be purchased or sold for the Funds, with the exception of the cash portion of each Fund. Because each Sub-Adviser manages its portion of a Fund independently from the others, the same security may be held in two or more different portions of a Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of a Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Funds are set forth below.

Sub-Advisers
Active M Emerging Markets Equity Fund	Axiom Investors, LLC (“Axiom”) Ashmore Investment Management Limited (“Ashmore”) Westwood Global Investments, LLC (“Westwood”)

Active M International Equity Fund

Causeway Capital Management LLC (“Causeway”)

Polen Capital Management, LLC (“Polen”)

Victory Capital Management Inc. (“Victory Capital”)

WCM Investment Management, LLC (“WCM”)

Wellington Management Company LLP (“Wellington”)

Multi-Manager Emerging Markets Debt Opportunity Fund	Ashmore Global Evolution USA, LLC (“Global Evolution”)

Multi-Manager Global Listed Infrastructure Fund	Lazard Asset Management LLC (“Lazard”) First Sentier Investors (Australia) IM Ltd (“First Sentier”) Maple-Brown Abbott Limited (“MBA”)

Multi-Manager Global Real Estate Fund	Janus Capital Management LLC (“JCM”) Massachusetts Financial Services Company (“MFS”)

Multi-Manager High Yield Opportunity Fund	DDJ Capital Management, LLC (“DDJ”) Neuberger Berman Investment Advisers LLC (“NBIA”) Nomura Corporate Research and Asset Management Inc. (“Nomura”)

Northern Engage360™ Fund

Ariel Investments, LLC (“Ariel”)

Aristotle Capital Management, LLC (“Aristotle Capital”)

ARK Investment Management, LLC (“ARK”)

EARNEST Partners, LLC (“EARNEST Partners”)

Mar Vista Investment Partners, LLC (“Mar Vista”)

Strategic Global Advisors, LLC (“SGA”)

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Ariel

Ariel Capital Management Holdings, Inc. (“ACMH”), an Illinois corporation that is controlled by John W. Rogers Jr., Chairman, Co-CEO and Chief Investment Officer of Ariel and ACMH, is a controlling owner of Ariel. Mellody Hobson, Co-CEO and President of Ariel and ACMH is also a controlling owner of Ariel.

Aristotle Capital

Aristotle Capital is a limited liability company wholly owned by employees and management. Howard Gleicher, Aristotle Capital’s CEO and Chief Investment Officer and Richard S. Hollander, Aristotle Capital’s Chairman, each have 50% of the voting interest in Aristotle Capital. RCB Acquisition Company is a holding company that holds Mr. Hollander’s ownership interest in Aristotle Capital Management.

ARK

ARK is a Delaware limited liability company, independent, female-owned and controlled registered investment adviser. ARK Investment Management GP LLC, is the general partner of ARK Investment

Management LP which is the managing member of ARK Investment Management, LLC (“ARK”). Founder and CEO/CIO Catherine Wood is the majority owner of ARK.

Ashmore

Ashmore is an indirectly held wholly owned subsidiary of Ashmore Group plc, which is a publicly traded company domiciled in the United Kingdom and listed on the London Stock Exchange. As of June 30, 2021, 38.1% of Ashmore’s shares were owned by its employees, including Mark Coombs, Chief Executive Officer and Director, who owned more than 25% of Ashmore’s shares.

Axiom

Axiom is a 100% employee-owned company. Andrew H. Jacobson, chief executive officer and managing member, owns a controlling interest in Axiom.

Causeway

Causeway is a Delaware limited liability company and wholly owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, each controls Causeway Capital Holdings LLC and, in turn, Causeway, through his or her executive office and voting control of Causeway Capital Holdings LLC.

DDJ

DDJ is a Massachusetts-based limited liability company. David J. Breazzano, President, Chief Investment Officer and Portfolio Manager, controls (or may be deemed to control) a majority of DDJ’s outstanding equity units. Mr. Breazzano also owns 100% of the voting equity units of DDJ. As the sole manager of DDJ, Mr. Breazzano has control over the day-to-day operations and governance of DDJ.

EARNEST Partners

Westchester Limited, LLC holds a controlling interest in EARNEST Partners. Paul E. Viera holds a controlling interest in Westchester Limited, LLC.

First Sentier

First Sentier is a global investment management firm and registered investment adviser headquartered in Sydney, Australia. First Sentier is wholly-owned by Mitsubishi UFJ Trust and Banking Corporation.

Global Evolution

Global Evolution is a limited liability company and wholly-owned subsidiary of Global Evolution Fondsmaeglerselskab A/S (“Global Evolution DK”), an investment management firm headquartered in Kolding, Denmark.

Global Evolution DK is 39% employee-owned, and 61% held by Conning Holdings Limited, which is controlled by Cathay Financial Holding Co., Ltd, a company listed on the Taiwan stock exchange. No individual person owns/controls more than 25% of Global Evolution DK.

JCM

JCM is a Delaware limited liability company and a wholly owned subsidiary of Janus Henderson Group plc (“Janus Henderson Group”). Janus Henderson Group is a publicly-traded independent asset management firm incorporated in Jersey, Channel Islands, which does business as Janus Henderson Investors and is dually-listed on the New York Stock Exchange and Australian Securities Exchange. No individual or person owns/controls more than 25% of Janus Henderson Group.

Lazard

Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC.

MBA

MBA is a privately owned Australian investment management company based in Sydney, Australia. Maple-Brown Family Investments Pty Limited as trustee for Maple-Brown Investment Trust owns 52.9% of the issued capital of MBA. Mrs. Susan Craig Maple-Brown is the sole director and shareholder of Maple-Brown Family Investments Pty Limited. In addition, Mrs. Susan Craig Maple-Brown owns 23.3% of the issued capital of MBA in her personal capacity.

Mar Vista

Mar Vista is a Delaware limited liability company, minority-led investment management firm, headquartered in Los Angeles, California and with operations in Minnetonka, Minnesota. Mar Vista maintains 75.1% of the voting interest and 65% of the economic interest. 1251 Asset Management maintains 24.9% of the voting interest and 35% of the economic interest. Of the 75.1% of the voting interest (economic in parenthesis) owned by Mar Vista employees, Silas A. Myers owns 20.8% (18%); Brian L. Massey 20.8% (18%); Joshua J. Honeycutt 13.9% (12%); Jeffrey B. Prestine 13.9% (12%) and Robert Schmaltz 5.8% (5%).

MFS

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified, publicly traded financial services company).

NBIA

NBIA is a registered investment adviser. NBIA is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees.

Nomura

Nomura is 99% owned by Nomura Holding America Inc. Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%.

Polen

Polen is a Delaware limited liability company. Polen is 71% employee-owned, with 9% owned by Polen Family Holdings, Inc. and 20% owned by iM Square Holding 1, LLC.

SGA

Both Cynthia Tusan, CEO and Chairman of the Board of Directors of SGA, and Gary Baierl, PhD, Chief Investment Officer of SGA, hold 25% of the voting securities of SGA, and, therefore, may be considered to control SGA within the meaning of the 1940 Act. Mark Wimer, CFA and Senior Portfolio Manager of SGA, holds, with the power to vote, 5% or more of the outstanding voting securities of SGA.

Victory Capital

Victory Capital is a New York corporation registered as an investment adviser with the SEC. Victory Capital is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). VCH is a publicly traded Delaware corporation.

WCM

WCM is 95% controlled by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM’s voting securities.

Wellington

Wellington is a Delaware limited liability partnership and is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Westwood

Westwood is owned by its founders, Meg Reynolds, CFA, and Bryan L. Ward, CFA, each of whom own a controlling interest in Westwood.

Management Agreement and Sub-Advisory Agreements

NTI provides the Funds with investment advisory and administration services under a single agreement (the “Management Agreement”) and fee structure. Under the Management Agreement with NTI for the Funds, subject to the general supervision of the Trust’s Board, NTI makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain administration services for the Funds. However, the Management Agreement permits NTI, subject to approval by the Board, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. The Active M/Multi-Manager Funds are managed by NTI and one or more of the Sub-Advisers set forth above. NTI has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. NTI is responsible for managing the Active M/Multi-Manager Funds during transition periods in which an existing Sub-Adviser is terminated and a new Sub-Adviser is hired or where assets are reallocated among existing Sub-Advisers. During these transition periods, NTI may use the services of a transition manager to facilitate the purchase or sale of an Active M/Multi-Manager Fund’s portfolio holdings.

NTI is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel of NTI may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Management Agreement and each Sub-Advisory Agreement has been approved by the Board, including the “non-interested” Trustees.

The Management Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser or Sub-Advisers, as the case may be, shall use their best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser and Sub-Advisers, shall attempt to obtain the best net price and execution or, use its best judgment to obtain the best overall terms available. Purchases by the Funds from underwriters of portfolio securities normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser and Sub-Advisers, is to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser and Sub-Advisers, may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser and Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser and Sub-Advisers, uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser and Sub-Advisers, may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser or Sub-Advisers.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”). This law imposes new regulatory obligations and costs, including with respect to the processes and conditions under which global asset managers may acquire investment research. Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources or research is paid for from a separate source (or a combination of the two methods). Although the Investment Adviser and Sub-Advisers are organized in the U.S., they may be affected by MiFID II if the Investment Adviser or a Sub-Adviser, seeks to (i) aggregate trades on behalf of the Fund with those of vehicles that are directly subject to MiFID II, (ii) use brokers based in the European Union, or (iii) make use of advisory personnel who are subject to European Union regulation.

The Investment Adviser and Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser, and the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser, or the Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and Sub-Advisers, and does not reduce the advisory fees payable to the Investment Adviser by the Funds or the Sub-Advisory fees paid by the Investment Adviser to the Sub-Advisers of the Active M/Multi-Manager Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

Transactions between the Active M/Multi-Manager Funds and their Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio. The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser or Sub-Advisers, as the case may be, believe such practice to be in a Fund’s interests.

On occasions when the Investment Adviser or Sub-Advisers, deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser or Sub-Advisers, the Management Agreement and each Sub-Advisory Agreement provide that the Investment Adviser and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser and Sub-Advisers in the manner they consider to be the most equitable and consistent with their obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Management Agreement, and each Sub-Advisory Agreement permit the Investment Adviser and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

The Investment Adviser is also responsible for providing certain administration services to the Funds pursuant to the Management Agreement. Subject to the general supervision of the Board, the Investment Adviser provides supervision of all aspects of the Funds’ operations and performs the customary services of an administrator, including but not limited to the following corporate treasury, secretarial and “blue sky” services: (a) maintaining office facilities and furnishing corporate officers for the Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records, updating projections of annual expenses, preparing materials for review by the Board, and compliance testing; (d) preparing and arranging for printing of financial statements; (e) preparing and filing the Funds’ federal and state tax returns (other than those required to be filed by the Funds’ custodian and transfer agent) and providing shareholder tax information to the Funds’ transfer agent; (f) assisting the Funds’ Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Funds which include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (g) assisting in product development; (h) performing oversight/management responsibilities such as the supervision and coordination of certain of the Funds’ service providers; (i) performing corporate secretarial services such as assisting in maintaining corporate records and the good standing status of the Trust in its state of organization; (j) performing “blue sky” compliance functions; (k) monitoring the Funds’ arrangements with respect to services provided by Service Organizations (as defined below) to their customers who are the beneficial owners of shares, pursuant to agreements between the Funds and such Service Organizations; (l) performing certain legal services such as preparing and filing annual Post-Effective Amendments to the Funds’ registration statement and other SEC filings for the Funds; and (m) computing and determining on the days and at the times specified in the Funds’ then-current Prospectuses, the NAV of each share of each Fund and the net income of each Fund. Pursuant to a Sub-Administration Agreement, NTI has delegated certain of the above administration services to TNTC. TNTC also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers.

In addition to the advisory fees payable by the Funds to the Investment Adviser and/or its affiliates, the Funds that are investing uninvested cash in one or more of the affiliated money market funds will bear indirectly a proportionate share of that money market fund’s operating expenses, which include management, transfer agent and custodial fees payable by the money market fund to the Investment Adviser and/or its affiliates. See “Investment Objective and Policies—Investment Companies” for a discussion of the fees payable to the Investment Adviser and/or its affiliates by the money market funds in which the Funds invest.

Unless sooner terminated, the Trust’s Management Agreement and Sub-Advisory Agreements with respect to the Funds is in effect with respect to the particular Fund for an initial two-year period. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of each Fund (as defined under “Description of Shares”). The Management Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

The Management Agreement and each Sub-Advisory Agreement provides that the Investment Adviser and Sub-Advisers, respectively, may render similar services to others so long as their services under the Management Agreement or Sub-Advisory Agreement are not impaired thereby. The Management Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including, with respect to the advisory services provided by the Investment Adviser under the Management Agreement, liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Management Agreement) or, in lieu thereof, contribute to resulting losses. The

Management and Sub-Advisory Agreements provide that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Northern Trust Corporation, the Sub-Advisers and their affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust Corporation, the Sub-Advisers, or their affiliates are serving as principal underwriter. In the opinion of Northern Trust Corporation and the Sub-Advisers, this limitation will not significantly affect the ability of the Funds to pursue their investment objectives.

In the Management Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Management Agreement provides that at such time as the Management Agreement is no longer in effect, the Trust will cease using the name “Northern.”

As compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Funds’ respective average daily net assets).

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1 Billion	Next $1 Billion	Over $2 Billion
Income Equity Fund	0.95%	0.922%	0.894%

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Core Bond Fund	0.38%	0.369%	0.358%
Fixed Income Fund	0.43%	0.417%	0.404%
High Yield Fixed Income Fund	0.79%	0.766%	0.743%
Short Bond Fund	0.38%	0.369%	0.358%
Short-Intermediate U.S. Government Fund	0.38%	0.369%	0.358%
Tax-Advantaged Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%
Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%
U.S. Government Fund	0.38%	0.369%	0.358%
Arizona Tax-Exempt Fund	0.43%	0.417%	0.404%
California Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
California Tax-Exempt Fund	0.43%	0.417%	0.404%
High Yield Municipal Fund	0.77%	0.747%	0.725%
Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
Tax-Exempt Fund	0.43%	0.417%	0.404%
Short-Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%

CONTRACTUAL MANAGEMENT FEE RATE
Global Tactical Asset Allocation Fund	0.23%
Large Cap Core Fund	0.44%
Small Cap Value Fund	0.95%
Emerging Markets Equity Index Fund	0.21%
Global Real Estate Index Fund	0.40%
Global Sustainability Index Fund	0.18%
International Equity Index Fund	0.18%
Mid Cap Index Fund	0.13%

CONTRACTUAL MANAGEMENT FEE RATE
Small Cap Index Fund	0.13%
Stock Index Fund	0.08%
Bond Index Fund	0.13%
U.S. Treasury Index Fund	0.13%
International Equity Fund	0.48%
Large Cap Value Fund	0.53%

Effective July 31, 2020, with respect to the Small Cap Core Fund and U.S. Quality ESG Fund, as compensation for advisory services and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Funds’ respective average daily assets).

CONTRACTUAL MANAGEMENT FEE RATE
Small Cap Core Fund	0.47%
U.S. Quality ESG Fund	0.37%

Prior to July 30, 2020, with respect to the Small Cap Core Fund and U.S. Quality ESG Fund, as compensation for advisory services and administration services and the assumption of related expenses, NTI was entitled to an annual contractual management fee rate of 0.63% and 0.41%, respectively (expressed as a percentage of the Funds’ respective average daily assets), computed daily and payable monthly.

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1 Billion	Next $1 Billion	Over $2 Billion
Active M Emerging Markets Equity Fund	1.08%	1.048%	1.017%
Active M International Equity Fund	0.82%	0.795%	0.771%
Multi-Manager Global Listed Infrastructure Fund	0.90%	0.873%	0.847%
Multi-Manager Global Real Estate Fund	0.89%	0.863%	0.837%
Northern Engage360TM Fund	0.68%	0.66%	0.64%

	CONTRACTUAL MANAGEMENT FEE RATE
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Multi-Manager Emerging Markets Debt Opportunity Fund	0.85%	0.825%	0.80%
Multi-Manager High Yield Opportunity Fund	0.83%	0.805%	0.781%

For the fiscal years indicated below, the amount of management fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Global Tactical Asset Allocation Fund	$264,634	$225,588	$208,509
Income Equity Fund	1,276,285	1,739,295	1,991,035
International Equity Fund	481,816	877,032	1,102,124
Large Cap Core Fund	985,710	1,061,723	1,094,932
Large Cap Value Fund	291,732	372,342	467,893
Small Cap Value Fund	23,379,574	28,112,970	31,667,173
Small Cap Core Fund	2,230,968	2,927,856	2,983,448
U.S. Quality ESG Fund	754,761	428,538	124,964
Emerging Markets Equity Index Fund	4,206,769	5,096,770	5,960,000
Global Real Estate Index Fund	5,861,106	9,029,348	7,251,471

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
International Equity Index Fund	$8,405,115	$9,657,379	$10,186,148
Mid Cap Index Fund	2,744,688	3,060,019	3,036,655
Small Cap Index Fund	1,616,664	1,555,915	1,631,754
Stock Index Fund	7,837,956	7,349,880	6,524,736
Global Sustainability Index Fund	1,626,227	1,365,327	835,529
Bond Index Fund	4,291,311	3,922,774	3,750,565
Core Bond Fund	874,968	803,565	1,030,160
Fixed Income Fund	3,788,819	3,635,095	4,920,417
High Yield Fixed Income Fund	26,420,493	29,116,348	28,757,531
Short Bond Fund	1,553,270	1,490,806	1,872,091
Short-Intermediate U.S. Government Fund	274,191	217,967	334,655
Tax-Advantaged Ultra-Short Fixed Income Fund	9,822,350	8,732,990	8,429,321
Ultra-Short Fixed Income Fund	7,171,260	5,542,172	5,278,711
U.S. Government Fund	198,953	136,022	112,095
U.S. Treasury Index Fund	151,148	119,197	104,392
Arizona Tax-Exempt Fund	645,022	565,346	489,255
California Intermediate Tax-Exempt Fund	2,205,807	2,215,060	2,095,029
California Tax-Exempt Fund	896,739	828,746	746,210
High Yield Municipal Fund	4,039,121	4,004,172	3,269,803
Intermediate Tax-Exempt Fund	12,722,751	12,580,317	11,927,767
Short-Intermediate Tax-Exempt Fund	3,904,627	3,987,225	3,851,096
Tax-Exempt Fund	7,957,510	6,213,650	4,779,002
Active M Emerging Markets Equity Fund	4,237,250	6,779,341	11,323,067
Active M International Equity Fund	4,964,685	7,032,475	9,838,197
Multi-Manager Emerging Markets Debt Opportunity Fund	1,399,379	1,400,569	1,470,676
Multi-Manager Global Listed Infrastructure Fund	9,650,250	9,635,026	10,207,496
Multi-Manager Global Real Estate Fund	1,363,684	949,544	741,717
Multi-Manager High Yield Opportunity Fund	1,555,154	2,627,711	2,817,076
Northern Engage360TM Fund	2,260,702	1,901,764	1,114,820

Each Sub-Adviser shall, subject to the supervision and oversight of the Investment Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Investment Adviser may from time to time allocate to such Sub-Adviser for management. The Investment Adviser pays the Sub-Advisers out of its management fees.

For the fiscal years indicated below, the aggregate amount of sub-advisory fees paid by the Investment Adviser for each Fund was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Active M Emerging Markets Equity Fund	$1,949,356	$3,293,050	$5,508,145
Active M International Equity Fund	2,504,744	3,496,220	5,067,466
Multi-Manager Emerging Markets Debt Opportunity Fund	815,074	812,556	854,000
Multi-Manager Global Listed Infrastructure Fund	4,377,434	4,363,039	4,819,061
Multi-Manager Global Real Estate Fund	654,518	479,717	209,734
Multi-Manager High Yield Opportunity Fund	684,284	1,174,203	1,402,242
Northern Engage360TM Fund	1,166,943	1,007,581	602,114

The Trust and the Investment Adviser have received an exemptive order from the SEC that permits the Investment Adviser to amend and terminate existing Sub-Advisory Agreements, approved by the Board, without shareholder approval. The exemption also permits the Investment Adviser to enter into new Sub-Advisory Agreements with Sub-Advisers that are not affiliated with the Investment Adviser without obtaining shareholder approval, if approved by the Board. In the event of a termination of a Sub-Adviser, the Investment Adviser, subject to the Board’s approval, will either enter into an agreement with another Sub-Adviser to manage the Fund or portion thereof or allocate the assets of that portion to other Sub-Advisers of the Fund. Shareholders will be notified of any Sub-Adviser changes.

In accordance with a separate exemptive order that the Trust and the Investment Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.

Many of the Sub-Advisers have other business relationships with Northern and its other clients. The Sub-Advisory Agreements with all of the Sub-Advisers provide that the Sub-Advisers’ sub-advisory fees will be based on assets under management of the applicable sub-advised Fund and all other assets managed by the Sub-Adviser for Northern Trust’s clients. Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice, or by the Investment Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Management Agreement.

Transfer Agency and Service Agreement

Under its Transfer Agency and Service Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform certain services for the Funds, including but not limited to the following: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as dividend disbursing agent; (vii) report abandoned property to state authorities; (viii) impose, collect, account for and administer redemption fees if applicable on redemptions and exchanges; (ix) process, handle and account for all “as of” transactions; (x) conduct daily reviews of management reports related to late trading and daily value reviews with respect to the Trust’s excessive trading policies; and (xi) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency and Service Agreement and the assumption by TNTC of related expenses, for the periods through July 31, 2019, TNTC was entitled to a fee from the Trust, payable monthly, at an annual rate of 0.015% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency and Service Agreement. Effective August 1, 2019, the Trust pays TNTC a monthly fee based on an annual rate of 0.0385% of each Fund’s average daily net assets. In addition, TNTC may be reimbursed for certain expenses as provided in the Transfer Agency and Service Agreement. The Transfer Agency and Service Agreement shall continue indefinitely until terminated by the Trust by not less than 90 days’ written notice or by the Transfer Agent by not less than six months’ written notice.

For the fiscal years or periods indicated below, the amount of transfer agent fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Global Tactical Asset Allocation Fund	$44,297	$30,635	$13,600
Income Equity Fund	51,723	55,640	31,441
International Equity Fund	38,645	54,853	34,445
Large Cap Core Fund	86,249	73,550	37,331
Large Cap Value Fund	21,192	21,409	13,244
Small Cap Core Fund	166,602	142,491	71,042
U.S. Quality ESG Fund	76,665	33,324	4,572
Small Cap Value Fund	947,481	902,849	500,058
Emerging Markets Equity Index Fund	771,237	716,588	425,759
Global Real Estate Index Fund	564,126	703,335	271,957
International Equity Index Fund	1,797,757	1,639,900	848,932
Mid Cap Index Fund	812,849	723,053	350,423
Small Cap Index Fund	478,781	368,086	188,301
Stock Index Fund	3,771,971	2,849,698	1,223,500
Global Sustainability Index Fund	347,831	235,016	69,635
Bond Index Fund	1,270,886	917,915	432,806
Core Bond Fund	88,647	63,657	40,668
Fixed Income Fund	339,230	260,294	171,660
High Yield Fixed Income Fund	1,320,671	1,161,590	561,749
Short Bond Fund	157,370	120,059	73,905
Short-Intermediate U.S. Government Fund	27,780	17,418	13,211
Tax-Advantaged Ultra-Short Fixed Income Fund	1,700,925	1,212,528	565,981
Ultra-Short Fixed Income Fund	1,228,849	747,003	348,072
U.S. Government Fund	20,157	11,018	4,425
U.S. Treasury Index Fund	44,763	28,404	12,046
Arizona Tax-Exempt Fund	57,752	41,037	17,069
California Intermediate Tax-Exempt Fund	197,496	158,657	73,090
California Tax-Exempt Fund	80,289	59,788	26,033
High Yield Municipal Fund	201,954	163,192	63,704
Intermediate Tax-Exempt Fund	1,162,849	924,705	423,598
Short-Intermediate Tax-Exempt Fund	349,572	283,077	134,354
Tax-Exempt Fund	716,716	458,892	166,726
Active M Emerging Markets Equity Fund	151,049	181,485	157,706
Active M International Equity Fund	233,096	258,913	180,940
Multi-Manager Emerging Markets Debt Opportunity Fund	63,383	50,747	25,956
Multi-Manager Global Listed Infrastructure Fund	413,792	333,761	170,772
Multi-Manager Global Real Estate Fund	58,990	33,168	12,502
Multi-Manager High Yield Opportunity Fund	72,136	93,814	50,916
Northern Engage360TM Fund	127,995	87,817	24,594

Custody Agreement

Under its Custody Agreement with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of each Fund, (iii) makes receipts and disbursements of funds on behalf of each Fund, (iv) receives, delivers and releases securities on behalf of each Fund, (v) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian, (vi) to the extent applicable to the Funds, is responsible for the Funds’ foreign custody arrangements pertaining to its activities under the Custody Agreement, and (vii) maintains all records of its activities and obligations under the Custody Agreement. The Custodian may appoint one or more sub-custodians and shall oversee the maintenance by any sub-custodian of any securities or other assets held by any Fund. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of foreign securities held by certain Funds. The Custody Agreement provides that the Custodian will use reasonable care, prudence and diligence with respect to its obligations under the Custody Agreement and the safekeeping of the Funds’ property and shall be liable to and shall indemnify the Trust from and against any loss that occurs as a result of the failure of the Custodian or a sub-custodian to exercise reasonable care, prudence and diligence with respect to their respective obligations under the Custody Agreement and the safekeeping of such property. The Custodian is not responsible for any act, omission, or default of, or for the solvency of, any eligible securities depository, nor is the Custodian responsible for any act, omission, or default of, or for the solvency of, any broker or agent which it or a sub-custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith.

Prior to August 1, 2019, as compensation for the domestic custody services rendered with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million; plus (b) a fixed dollar fee for each trade in portfolio securities; plus (c) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (d) reimbursement of other out-of-pocket expenses incurred by the Custodian. The fees referred to in clauses (b) and (c) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers (“CPIU”), provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment. The Custodian’s fees under the Custody Agreement are subject to reduction based on each Fund’s daily-uninvested U.S. cash balances (if any). The Custody Agreement shall continue indefinitely until terminated by the Trust by not less than 60 days’ written notice, or by the Custodian on not less than 90 days’ written notice.

Prior to August 1, 2019, as compensation for the foreign custody services rendered to the Trust by the Custodian with respect to each applicable Fund, and the assumption by the Custodian of certain related expenses, the Custodian was entitled to payment from the Trust as follows: (i) $35,000 annually for each Fund; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for other out-of-pocket fees incurred by the Custodian.

Effective August 1, 2019, the Custodian receives from the Trust, with respect to each Fund: (i) an annual fixed fee; plus (ii) an annual percentage of the Fund’s average daily net assets; plus (iii) an annual fixed dollar fee for each portfolio holding; plus (iv) fixed dollar fees for each trade in portfolio securities; plus (v) reimbursements for other out-of-pocket fees incurred by the Custodian.

For the fiscal years or periods indicated below, the amount of custodian fees paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Global Tactical Asset Allocation Fund	$2,066	$8,092	$23,805
Income Equity Fund	18,784	26,593	42,858
International Equity Fund	79,213	119,599	242,444
Large Cap Core Fund	38,361	42,971	57,491
Large Cap Value Fund	16,637	26,547	48,629
Small Cap Value Fund	177,856	260,517	403,416
Small Cap Core Fund	63,764	60,137	119,416

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
U.S. Quality ESG Fund	$29,360	$25,774	$107,175
Emerging Markets Equity Index Fund	1,190,111	1,891,810	2,590,137
Global Real Estate Index Fund	332,701	919,801	1,667,404
International Equity Index Fund	584,074	2,116,134	5,128,969
Mid Cap Index Fund	172,684	209,217	290,163
Small Cap Index Fund	105,158	135,509	257,698
Stock Index Fund	687,749	758,989	858,413
Global Sustainability Index Fund	167,846	290,883	453,565
Bond Index Fund	289,701	278,671	321,454
Core Bond Fund	26,983	34,125	53,440
Fixed Income Fund	76,323	84,950	141,897
High Yield Fixed Income Fund	245,788	313,284	396,055
Short Bond Fund	33,789	38,965	72,407
Short-Intermediate U.S. Government Fund	9,420	11,289	27,634
Tax-Advantaged Ultra-Short Fixed Income Fund	320,191	317,263	395,028
Ultra-Short Fixed Income Fund	233,831	204,483	249,696
U.S. Government Fund	8,231	10,591	27,569
U.S. Treasury Index Fund	11,838	14,010	23,779
Arizona Tax-Exempt Fund	12,912	15,113	22,777
California Intermediate Tax-Exempt Fund	38,118	45,951	60,474
California Tax-Exempt Fund	16,989	20,039	28,693
High Yield Municipal Fund	39,114	46,314	54,747
Intermediate Tax-Exempt Fund	217,093	247,992	302,124
Short-Intermediate Tax-Exempt Fund	92,128	81,487	106,847
Tax-Exempt Fund	137,293	121,797	128,109
Active M Emerging Markets Equity Fund	258,954	542,864	981,951
Active M International Equity Fund	191,654	428,273	1,121,340
Multi-Manager Emerging Markets Debt Opportunity Fund	71,457	112,130	191,513
Multi-Manager Global Listed Infrastructure Fund	164,272	425,429	1,060,342
Multi-Manager Global Real Estate Fund	60,845	70,376	110,798
Multi-Manager High Yield Opportunity Fund	40,462	151,778	341,264
Northern Engage360TM Fund	77,074	124,860	183,110

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years or periods indicated below, the amount of commissions paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Global Tactical Asset Allocation Fund	$29,454	$33,676	$41,683
Income Equity Fund	15,287	86,667	42,265
International Equity Fund	55,472	53,560	98,923
Large Cap Core Fund	24,736	39,299	41,270
Large Cap Value Fund	13,078	24,624	36,500
Small Cap Value Fund	522,063	92,185	623,254
Small Cap Core Fund	87,646	92,185	76,227
U.S. Quality ESG Fund	20,017	17,109	6,020

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Emerging Markets Equity Index Fund	$848,976	$956,108	$993,671
Global Real Estate Index Fund	278,707	127,724	310,430
International Equity Index Fund	332,903	347,730	679,464
Mid Cap Index Fund	85,639	70,448	53,007
Small Cap Index Fund	85,639	87,837	71,471
Stock Index Fund	62,031	109,320	122,214
Global Sustainability Index Fund	63,439	50,744	46,369
Core Bond Fund	0	1,880	508
High Yield Fixed Income Fund	10,009	0	73
Fixed Income Fund	643	7,063	1,611
Short Bond Fund	0	4,513	5,630
Short-Intermediate U.S. Government Fund	1,214	2,300	9,793
U.S. Government Fund	765	1,314	2,028
U.S. Treasury Index Fund	0	0	0
Active M Emerging Markets Equity Fund	601,842	833,564	1,651,896
Active M International Equity Fund	488,530	614,263	932,265
Multi-Manager Emerging Markets Debt Opportunity Fund	0	0	0
Multi-Manager Global Listed Infrastructure Fund	681,135	683,033	867,969
Multi-Manager Global Real Estate Fund	121,848	122,130	90,570
Multi-Manager High Yield Opportunity Fund	98	1,319	182
Northern Engage360TM Fund	135,279	156,657	150,995

To the extent that a Fund effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Investment Adviser or a Sub-Adviser may use an affiliated person of the Investment Adviser or Sub-Adviser as a broker for a Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

Brokerage commissions may be paid to Northern Trust Securities, Inc. and/or Northern Trust Securities LLP, each an affiliated person of the Investment Adviser, which generally charge lower commission rates. The following table sets forth certain information regarding commissions paid to Northern Trust Securities, Inc. for the last three fiscal years ended March 31:

Fund	Total Dollar Amount of Commissions Paid to Affiliated Person			% of Total Commissions Paid to Affiliated Person	% of Total Dollar Amount of Transactions Involving Payment of Commissions Effected through Affiliated Person
	2019	2020	2021	2021	2021
Active M Emerging Markets Equity Fund	$0	$31,956	$372	0.06%	0.04%
Active M International Equity Fund	$0	$27,485	$11,961	2.45%	4.88%
Multi-Manager Global Listed Infrastructure Fund	$0	$38,500	$13,617	2.00%	5.63%
Multi-Manager Global Real Estate Fund	$0	$0	$9,051	7.43%	22.53%
Northern Engage360TM Fund	$0	$0	$2,066	1.53%	4.86%

During the fiscal year ended March 31, 2021, the Trust, Investment Adviser and with respect to the Active M/Multi-Manager Funds, the Sub-Advisers, directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Small Cap Value Fund	$32,325,318	$4,730
US Quality ESG Fund	156,253,529	4,664
Active M Emerging Markets Equity Fund	238,764,085	286,632
Active M International Equity Fund	322,136,253	190,813
Multi-Manager Global Listed Infrastructure Fund	479,625,973	233,445
Multi-Manager Global Real Estate Fund	107,857,625	29,048
Northern Engage360TM Fund	101,273,419	70,268

The Trust is required to identify any securities of its “regular brokers or dealers” as defined in Rule 10b-1 under the 1940 Act or of their parents that the Funds acquired during the most recent fiscal year. “Regular brokers or dealers” under Rule 10b-1 include: (a) the ten brokers or dealers that received the greatest amount of brokerage commissions by virtue of direct or indirect participations in the company’s portfolio transactions; (b) the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company; and (c) the ten brokers or dealers that sold the largest amount of securities of the investment company. The regular brokers or dealers whose securities (or whose parent companies’ securities) the Funds acquired during the fiscal year ended March 31, 2021 and the amount of securities of such regular brokers or dealers held by the Funds at March 31, 2021 are as follows:

Global Tactical Asset Allocation Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Virtu Americas LLC	$0
Jane Street Execution Services, LLC	0
Flow Traders U.S. Institutional Trading LLC	0

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Credit Suisse Securities (USA) LLC	$0
Bank of America Corporation	0
Citadel Securities LLC	0
Susquehanna Financial Group, LLP	0
Goldman Sachs & Co. LLC	0
Cantor Fitzgerald Europe	0
Northern Institutional Funds	779

Income Equity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$0
Virtu ITG LLC	0
Knight Capital Americas, L.P.	0
Merrill Lynch International	0
J.P. Morgan Securities LLC	3,093
Northern Institutional Funds	481
International Equity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Societe Generale	$0
Barclays Capital Inc.	1,191
Investments Technology Inc.	0
Merrill Lynch International	0
CLSA Singapore PTE LTD	0
Instinet Europe Limited	0
Goldman Sachs International	0
Virtu ITG Canada Corp.	0
CLSA Australia PTY LTD	0
SG Securities (HK) Limited	0
J.P. Morgan Securities LLC	0
UBS AG	0
Goldman Sachs & Co. LLC	0
Northern Institutional Funds	1,617

Large Cap Core Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$2,573
Merrill Lynch International	0

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Virtu ITG LLC	$0
Citigroup Global Markets Inc.	3,007
Knight Capital Americas, L.P.	0
J.P. Morgan Securities LLC	1,736
Nomura Securities International, Inc.	0
Northern Institutional Funds	1,148

Large Cap Value Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$814
Virtu ITG LLC	0
J.P. Morgan Securities LLC	629
Citigroup Global Markets Inc.	1,127
Knight Capital Americas, L.P.	0
Northern Institutional Funds	377

Small Cap Value Fund

Approximate Aggregate Market Value of Securities Held (in thousands)
Virtu ITG LLC	$0
Knight Capital Americas, L.P.	0
Goldman Sachs & Co. LLC	0
Merrill Lynch International	0
Citigroup Global Markets Inc.	0
Piper Sandler Ltd.	0
J.P. Morgan Securities LLC	0
Nomura Securities International, Inc.	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Northern Institutional Funds	52,523

Small Cap Core Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Virtu ITG LLC	$0
Goldman Sachs & Co. LLC	0
Merrill Lynch International	0
Piper Sandler Ltd.	440
Citigroup Global Markets Inc.	0
J.P. Morgan Securities LLC	0
Northern Institutional Funds	16,121

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Nomura Securities International, Inc.	$0
Wells Fargo Securities, LLC	0
Morgan Stanley & Co. LLC	0

U.S. Quality ESG Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Merrill Lynch International	$0
Goldman Sachs & Co. LLC	2,253
Knight Capital Americas, L.P.	0
J.P. Morgan Securities LLC	4,278
Citigroup Global Markets Inc.	3,272
Virtu ITG LLC	0
Northern Institutional Funds	283
Nomura Securities International, Inc.	0
UBS AG	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Wells Fargo Securities, LLC	0

Emerging Markets Equity Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Citigroup Global Markets Inc.	$0
Merrill Lynch International	0
HSBC Bank PLC	0
Jane Street Execution Services, LLC	0
Citigroup Global Markets Taiwan Securities Company Limited	0
Citigroup Global Markets Korea Securities Limited	0
Investments Technology Inc.	0
Citigroup Global Markets India Private Limited	0
SG Securities (HK) Limited	0
DSP Merrill Lynch Capital Limited	0
Northern Institutional Funds	38,931
Goldman Sachs & Co. LLC	0
Goldman Sachs International	0
UBS AG	0
Credit Suisse Securities (USA) LLC	0
Credit Suisse Securities (Europe) LLC	0
J.P. Morgan Securities LLC	0
BNP Paribas	0
Morgan Stanley & Co. International PLC	0

Global Real Estate Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities (in thousands)
Merrill Lynch International	$0
J.P. Morgan Securities LLC	0
Macquarie Bank Limited	0
Citibank Global Markets Inc.	0
Pershing Securities Limited	0
Credit Suisse Securities (Europe) Limited	0
SG Securities (HK) Limited	0
CLSA Limited	0
CLSA Singapore Pte Ltd	0
Goldman Sachs & Co. LLC	0
Northern Institutional Funds	11,514
Goldman Sachs International	0
UBS AG	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Macquarie Capital (USA) Inc.	0
Credit Suisse Securities (USA) LLC	0

International Equity Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Citigroup Global Markets Inc.	$0
Citigroup Global Markets Limited	0
Investments Technology Inc.	0
Jane Street Execution Services, LLC	0
Societe Generale	6,819
Citigroup Global Markets Europe Limited	0
Virtu Americas LLC	0
Merrill Lynch International	0
Instinet Europe Limited	0
Northern Institutional Funds	16,333
Goldman Sachs International	0
Goldman Sachs & Co. LLC	0
Credit Suisse Securities (Europe) Limited	8,368
UBS AG	18,345
J.P. Morgan Securities LLC	0
J.P. Morgan Securities Australia Limited	0
J.P. Morgan Securities PLC	0
J.P. Morgan Securities (Asia Pacific) Limited	0

Mid Cap Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$0
Merrill Lynch International	0
J.P. Morgan Securities LLC	0
Citigroup Global Markets Inc.	0
Virtu ITG LLC	0
Northern Institutional Funds	22,904
Macquarie Capital (USA) Inc.	0
Nomura Securities International, Inc.	0

Small Cap Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$0
Merrill Lynch International	0
J.P. Morgan Securities LLC	0
Citigroup Global Markets Inc.	0
BofA Securities, Inc.	0
Northern Institutional Funds	25,952
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Deutsche Bank Securities Inc.	0
Credit Agricole Securities (USA) Inc.	0
Macquarie Capital (USA) Inc.	0

Stock Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$36,690
Merrill Lynch International	0
Macquarie Capital (USA) Inc.	0
Virtu ITG LLC	0
Northern Institutional Funds	227,739
J.P. Morgan Securities LLC	151,523
Citigroup Global Markets Inc.	49,521
Morgan Stanley & Co. LLC	37,999
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0

Global Sustainability Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Investments Technology Inc.	$0
Goldman Sachs & Co. LLC	0
Societe Generale	0
J.P. Morgan Securities LLC	0
Instinet Europe Limited	0
Barclays Capital Inc.	0
Virtu ITG Canada Corp	0
SG Securities (HK) Limited	0
Credit Suisse (Hong Kong) Limited	0
Pershing Securities Limited	0
Northern Institutional Funds	12,721
Merrill Lynch International	0
Goldman Sachs International	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Credit Suisse Securities (Europe) Limited	0
J.P. Morgan Securities (Asia Pacific) Limited	0
J.P. Morgan Securities PLC	0

Bond Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$80,397
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
J.P. Morgan Securities LLC	22,105
Morgan Stanley & Co. LLC	14,803
Wells Fargo Securities, LLC	16,722
Citigroup Global Markets Inc.	20,667
Wells Fargo Bank, N.A.	16,722
Citadel Securities LLC	0
BNP Paribas Securities Corp.	263
Nomura Securities International, Inc.	0

Core Bond Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$30,263
J.P. Morgan Securities LLC	3,859
Citadel Securities LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Barclays Capital Inc.	811
Morgan Stanley & Co. LLC	1,724
Wells Fargo Securities, LLC	709

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$1,105
Jane Street Execution Services, LLC	0
BNP Paribas Securities Corp.	322

Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Jefferies LLC	$821
Northern Institutional Funds	36,173
J.P. Morgan Securities LLC	12,917
Citadel Enterprise Americas LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Barclays Bank PLC	2,535
Morgan Stanley & Co. LLC	7,986
Goldman Sachs & Co. LLC	5,849
Deutsche Bank Securities Inc.	5,141
Jane Street Execution Services, LLC	0
Wells Fargo Securities, LLC	2,296

High Yield Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Jefferies LLC	$0
Virtu Americas LLC	0
Merrill Lynch International	0
Northern Institutional Funds	46,727
J.P. Morgan Securities LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Goldman Sachs & Co. LLC	0
J.P. Morgan Chase Bank, N.A.	0
Credit Suisse Securities (USA) LLC	8,591
Barclays Bank PLC	12,293
Citigroup Global Markets Inc.	0
RBC Capital Markets, LLC	0

Short Bond Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$13,255
Wells Fargo Securities, LLC	5,690
J.P. Morgan Securities LLC	5,796

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
BofA Securities, Inc.	$2,534
Citigroup Global Markets Inc.	1,017
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
J.P. Morgan Chase Bank, N.A.	5,796
Barclays Capital Inc,	1,273
Goldman Sachs & Co. LLC	1,863
Citadel Securities LLC	0

Short-Intermediate U.S. Government Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Jefferies LLC	$0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Northern Institutional Funds	49
J.P. Morgan Securities LLC	0
Citadel Securities LLC	0
Barclays Capital Inc.	0
Morgan Stanley & Co. LLC	0
BNP Paribas Securities Corp.	0
Goldman Sachs & Co. LLC	0
Citigroup Global Markets Inc.	0
Deutsche Bank Securities Inc.	0

Tax-Advantaged Ultra-Short Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$327,433
J.P. Morgan Securities LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Morgan Stanley & Co. LLC	19,974
Citigroup Global Markets Inc.	25,210
Goldman Sachs & Co. LLC	30,065
Bank Of America, National Association	0
Wells Fargo Bank, N.A.	0
RBC Capital Markets, LLC	25,656
Barclays Capital Inc.	13,788

Ultra-Short Fixed Income Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$131,487
MarketAxess Corporation	0
Bank Of America, National Association	61,491
Mizuho Securities USA LLC	32,946
J.P. Morgan Securities LLC	52,992
Goldman Sachs & Co. LLC	61,629
Citigroup Global Markets Inc.	35,101
RBC Capital Markets, LLC	48,642
Morgan Stanley & Co. LLC	48,849
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0

U.S. Government Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Jefferies LLC	$0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Northern Institutional Funds	2,020
J.P. Morgan Securities LLC	0
Citadel Securities LLC	0
Barclays Capital Inc.	0
Morgan Stanley & Co. LLC	0
Goldman Sachs & Co. LLC	0
Citigroup Global Markets Inc.	0
Wells Fargo Securities, LLC	0
Deutsche Bank Securities Inc.	0

U.S. Treasury Index Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$839
J.P. Morgan Securities LLC	0
Barclays Capital Inc.	0
BMO Capital Markets Corp.	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
The Royal Bank Of Scotland International Limited	0
Deutsche Bank Securities Inc.	0
Goldman Sachs & Co. LLC	0
Nomura Securities International, Inc.	0
Morgan Stanley & Co. LLC	0

Arizona Tax-Exempt Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$8,422
Stifel, Nicolaus & Company, Incorporated	0
Piper Sandler LTD.	0
RBC Capital Markets, LLC	0
Wells Fargo Bank, N.A.	0
Cabrera Capital Markets, LLC	0
Morgan Stanley & Co. LLC	0
Mesirow Financial, Inc.	0
Pershing LLC	0
J.P. Morgan Securities LLC	0

California Intermediate Tax-Exempt

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$31,807
Morgan Stanley & Co. LLC	0
Mesirow Financial, Inc.	0
Pershing LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
J.P. Morgan Securities LLC	0
Citigroup Global Markets Inc.	0
RBC Capital Markets, LLC	0
Wells Fargo Bank, N.A.	0
J.P. Morgan Chase Bank, N.A.	0

California Tax-Exempt Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$14,669
Morgan Stanley & Co. LLC	0
Citigroup Global Markets Inc.	0
Mesirow Financial, Inc.	0
J.P. Morgan Securities LLC	0
Pershing LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Wells Fargo Bank, N.A.	0
Raymond James & Associates, Inc.	0
RBC Capital Markets, LLC	0

High Yield Municipal Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$45,175
Citigroup Global Markets Inc.	0
Pershing LLC	0
J.P. Morgan Securities LLC	0
Morgan Stanley & Co. LLC	0
Mesirow Financial, Inc.	0
Barclays Capital Inc.	0
Raymond James & Associates, Inc.	0
Robert W. Baird & Co. Incorporated	0
Jefferies LLC	0

Intermediate Tax-Exempt Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$246,853
Morgan Stanley & Co. LLC	0
Wells Fargo Bank, N.A.	0
Citigroup Global Markets Inc.	0
J.P. Morgan Securities LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Barclays Capital Inc.	0
Hilltop Securities Inc.	0
Pershing LLC	0
Mesirow Financial, Inc.	0

Short-Intermediate Tax-Exempt Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$81,465
Morgan Stanley & Co. LLC	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
J.P. Morgan Securities LLC	0
Wells Fargo Bank, N.A.	0
Citigroup Global Markets Inc.	0
Raymond James & Associates, Inc.	0
J.P. Morgan Chase Bank, N.A.	0
Jefferies LLC	0
Pershing LLC	0

Tax-Exempt Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$147,184
Morgan Stanley & Co. LLC	0
Wells Fargo Bank, N.A.	0
Citigroup Global Markets Inc.	0
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
J.P. Morgan Securities LLC	0
Hilltop Securities Inc.	0
Barclays Capital Inc.	0
Mesirow Financial, Inc.	0
RBC Capital Markets, LLC	0

Active M Emerging Markets Equity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
UBS Securities Asia Limited	$0
J.P. Morgan Securities PLC	196
HSBC Securities (USA) Inc.	480
J.P. Morgan Securities (Asia Pacific) Limited	196
UBS AG	0
Morgan Stanley & Co. LLC	0
Merrill Lynch International	0
Credit Suisse Securities (USA) LLC	0
Citigroup Global Markets Inc.	661
Goldman Sachs & Co. LLC	0
Northern Institutional Funds	16,145
J.P. Morgan Securities LLC	196

Active M International Equity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Merrill Lynch International	$0
Morgan Stanley & Co. LLC	0
Sanford C. Bernstein Limited	0
J.P. Morgan Securities PLC	0
UBS AG	3,543
Jefferies LLC	0
Sanford C. Bernstein & Co., LLC	0
Citigroup Global Markets Limited	0
Barclays Capital Inc.	2,061
Pershing LLC	0
Northern Institutional Funds	18,116
J.P. Morgan Securities LLC	0
Davy Securities	0

Multi-Manager Emerging Markets Debt Opportunity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Northern Institutional Funds	$5,681
Banco Santander, S.A.	0
Citigroup Global Markets Limited	789
J.P. Morgan Securities PLC	1,655
Jefferies International Limited	0
HSBC Bank PLC	0
BNP Paribas	0
BBVA SA	0
Merrill Lynch International	0
Banco Citibank S A	789

Multi-Manager Global Listed Infrastructure Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
UBS AG	$0
UBS Securities LLC	0
Morgan Stanley & Co. International PLC	0
J.P. Morgan Securities LLC	0
Citigroup Global Markets Limited	0
RBC Capital Markets, LLC	0
Credit Suisse Securities (Europe) Limited	0
Goldman Sachs International	0
Morgan Stanley & Co. LLC	0
Sanford C. Bernstein & Co., LLC	0
Northern Institutional Funds	42,041
Merrill Lynch International	0
Nomura Securities International, Inc.	0
UBS AG (Stamford)	0
UBS Securities Canada Inc.	0
UBS Securities Australia Ltd	0
Celfin Cap SA Corredores De Bolsa	0

Multi-Manager Global Real Estate Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Merrill Lynch International	$0
J.P. Morgan Securities LLC	0
Morgan Stanley & Co. LLC	0
Northern Trust Securities, Inc.	0
J.P. Morgan Securities (Asia Pacific) Limited	0
Citigroup Global Markets Inc.	0
UBS AG	0
Jefferies LLC	0

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$0
Jefferies International Limited	0
Northern Institutional Funds	3,903
Bank of America Corporation	0
Goldman Sachs International	0
Instinet Europe Limited	0
MUFG Securities EMEA PLC	0
Credit Suisse Securities (Europe) Limited	0

Multi-Manager High Yield Opportunity Fund

Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Stifel, Nicolaus & Company, Incorporated	$0
Bank of America Corporation	110
Northern Institutional Funds	8,003
J.P. Morgan Securities LLC	156
Goldman Sachs & Co. LLC	53
Citigroup Global Markets Inc.	178
Merrill Lynch, Pierce, Fenner & Smith Incorporated	0
Morgan Stanley & Co. LLC	0
Barclays Bank PLC	0
Credit Suisse Securities (USA) LLC	0
Jefferies LLC	0
Wells Fargo Bank, N.A.	0

Northern Engage360TM Fund

Name of Regular Broker/ Dealer	Approximate Aggregate Market Value of Securities Held (in thousands)
Goldman Sachs & Co. LLC	$0
Morgan Stanley & Co. LLC	0
Jefferies LLC	0
Bank Of America Corporation	0
Credit Suisse Securities (USA) LLC	0
Virtu Americas LLC	0
Merrill Lynch International	0
Barclays Capital Inc.	0
Instinet Europe Limited	0
Instinet Pacific Limited	0
Northern Institutional Funds	17,898
J.P. Morgan Securities LLC	2,710
Nomura Securities International, Inc.	0
Cowen and Company	0
Pershing LLC	0

PORTFOLIO MANAGERS

The portfolio managers for the Funds are listed in the chart below.

Fund	Portfolio Manager(s)
Global Tactical Asset Allocation Fund	James D. McDonald and Daniel J. Phillips
Income Equity Fund	Sridhar Kancharla, Reed A. LeMar and Jeffrey D. Sampson
International Equity Fund	Mark C. Sodergren and Michael R. Hunstad
Large Cap Core Fund	Mark C. Sodergren and Michael R. Hunstad
Large Cap Value Fund	Mark C. Sodergren and Sridhar Kancharla
Small Cap Value Fund	Robert H. Bergson and Michael R. Hunstad
Small Cap Core Fund	Robert H. Bergson and Michael R. Hunstad
Global Sustainability Index Fund	Brent D. Reeder and Steven J. Santiccioli
Emerging Markets Equity Index Fund	Robert D. Anstine and Brent D. Reeder
Global Real Estate Index Fund	Brent D. Reeder and Volter Bagriy
International Equity Index Fund	Brendan E. Sullivan and Brent D. Reeder
Mid Cap Index Fund	Brent D. Reeder and Lucy A. Johnston
Small Cap Index Fund	Brent D. Reeder and Yair A. Walny
Stock Index Fund	Brent D. Reeder and Chris J. Jaeger
Arizona Tax-Exempt Fund	Frederick A. Azar and Nate Miller
Bond Index Fund	Kevin J. O’Shaughnessy and Chaitanya Mandavakuriti
California Intermediate Tax-Exempt Fund	Frederick A. Azar and Adam M. Shane
California Tax-Exempt Fund	Frederick A. Azar and Adam M. Shane
Core Bond Fund	Morten Olsen and Daniel J. Personette
Fixed Income Fund	Morten Olsen and Daniel J. Personette
High Yield Fixed Income Fund	Eric R. Williams and Benjamin J. McCubbin
High Yield Municipal Fund	Adam M. Shane and Stephanie L. Woeppel
Intermediate Tax-Exempt Fund	Timothy T. A. McGregor and Nate Miller
Short Bond Fund	Bilal Memon and Mousumi Chinara
Short-Intermediate Tax-Exempt Fund	Scott Colby and Reid Frankenberg
Short-Intermediate U.S. Government Fund	Michael R. Chico and Daniel J. Personette
Tax-Advantaged Ultra-Short Fixed Income Fund	Patrick D. Quinn and Mousumi Chinara
Tax-Exempt Fund	Timothy T. A. McGregor and Frederick A. Azar
Ultra-Short Fixed Income Fund	Morten Olsen and Bilal Memon
U.S. Government Fund	Michael R. Chico and Daniel J. Personette
U.S. Treasury Index Fund	Michael R. Chico and Daniel J. Personette
U.S. Quality ESG Fund	Jeffrey D. Sampson and Peter M. Zymali
Active M Emerging Markets Equity Fund	Christopher E. Vella
Active M International Equity Fund	Christopher E. Vella
Multi-Manager Emerging Markets Debt Opportunity Fund	Christopher E. Vella
Multi-Manager Global Listed Infrastructure Fund	Christopher E. Vella
Multi-Manager Global Real Estate Fund	Christopher E. Vella
Multi-Manager High Yield Opportunity Fund	Christopher E. Vella
Northern Engage360TM Fund	Christopher E. Vella and Jessica K. Hart

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Frederick A. Azar was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	4	$2,900	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	90	1,100	0	0

The table below discloses the accounts within each type of category listed below for which Robert D. Anstine was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$2,360	0	$0
Other Registered Investment Companies:	6	7,097	0	0
Other Pooled Investment Vehicles:	4	1,744	0	0
Other Accounts:	3	1,330	0	0

The table below discloses the accounts within each type of category listed below for which Volter Bagriy was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$1,589	0	$0
Other Registered Investment Companies:	3	171	0	0
Other Pooled Investment Vehicles:	30	66,969	0	0
Other Accounts:	10	761	0	0

The table below discloses the accounts within each type of category listed below for which Robert H. Bergson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$3,519	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	3	485	0	0
Other Accounts:	5	642	0	0

The table below discloses the accounts within each type of category listed below for which Michael R. Chico was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$230	0	$0
Other Registered Investment Companies:	1	660	0	0
Other Pooled Investment Vehicles:	1	385	0	0
Other Accounts:	18	7,423	0	0

The table below discloses the accounts within each type of category listed below for which Mousumi Chinara was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	2	$5,299	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	33	4,477	0	0

The table below discloses the accounts within each type of category listed below for which Scott Colby was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$919	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	949	4,296	0	0

The table below discloses accounts within each type of category listed below for which Reid Frankenberg was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$918	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	479	2,245	0	0

The table below discloses the accounts within each type of category listed below for which Jessica K. Hart was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$360	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Michael R. Hunstad was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	4	$3,945	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Chris J. Jaeger was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$10,968	0	$0
Other Registered Investment Companies:	1	673	0	0
Other Pooled Investment Vehicles:	8	36,523	0	0
Other Accounts:	17	20,321	0	0

The table below discloses the accounts within each type of category listed below for which Lucy A. Johnston was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$2,495	0	$0
Other Registered Investment Companies:	2	3,867	0	0
Other Pooled Investment Vehicles:	11	101,614	0	0
Other Accounts:	17	14,070	0	0

The table below discloses the accounts within each type of category listed below for which Sridhar Kancharla was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$216	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	20	9,205	0	0
Other Accounts:	15	4,371	1	257

The table below discloses the accounts within each type of category listed below for which Reed A. LeMar was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$151	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	21	9,270	0	0
Other Accounts:	15	4,371	1	257

The table below discloses the accounts within each type of category listed below for which Chaitanya Mandavakuriti* was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$3,252	0	$0
Other Registered Investment Companies:	2	334	0	0
Other Pooled Investment Vehicles:	2	5,157	0	0
Other Accounts:	36	4,543	0	0

*	Mr. Mandavakuriti became a Portfolio Manager of the Bond Index Fund effective March 25, 2021.

The table below discloses the accounts within each type of category listed below for which Benjamin J. McCubbin* was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$3,329	0	$0
Other Registered Investment Companies:	1	209	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

*	Mr. McCubbin became a Portfolio Manager of the High Yield Fixed Income Fund effective September 2020.

The table below discloses the accounts within each type of category listed below for which James D. McDonald was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$121	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Timothy T. A. McGregor was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$5,100	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	394	14,000	0	0

The table below discloses accounts within each type of category listed below for which Bilal Memon was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$4,129	0	$0
Other Registered Investment Companies:	1	423	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	39	5,085	0	0

The table below discloses accounts within each type of category listed below for which Nate Miller was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$3,250	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	334	4,604	0	0

The table below discloses the accounts within each type of category listed below for which Kevin J. O’Shaughnessy was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$103	0	$0
Other Registered Investment Companies:	1	3,255	0	0
Other Pooled Investment Vehicles:	4	12,499	0	0
Other Accounts:	15	14,408	0	0

The table below discloses the accounts within each type of category listed below for which Morten Olsen* was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$4,766	0	$0
Other Registered Investment Companies:	1	134	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	1	758	0	0

*	Mr. Olsen became a Portfolio Manager of the Core Bond Fund and Fixed Income Fund effective September 2020.

The table below discloses the accounts within each type of category listed below for which Daniel J. Personette* was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	5	$1,241	0	$0
Other Registered Investment Companies:	3	2,214	0	0
Other Pooled Investment Vehicles:	4	6,844	0	0
Other Accounts:	31	5,469	0	0

*	Mr. Personette became a Portfolio Manager of the U.S. Treasury Index Fund effective March 25, 2021.

The table below discloses the accounts within each type of category listed below for which Daniel J. Phillips, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$120	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	81	724	0	0

The table below discloses the accounts within each type of category listed below for which Patrick D. Quinn was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$4,873	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	21	6,102	0	0

The table below discloses the accounts within each type of category listed below for which Brent D. Reeder was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	7	$25,086	0	$0
Other Registered Investment Companies:	12	8,304	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Steven J. Santiccioli was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$968	0	$0
Other Registered Investment Companies:	4	543	0	0
Other Pooled Investment Vehicles:	4	29,609	0	0
Other Accounts:	5	4,085	0	0

The table below discloses the accounts within each type of category listed below for which Jeffrey D. Sampson, CFA, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$448	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	44	6,613	0	0

The table below discloses accounts within each type of category listed below for which Adam M. Shane was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$1,355	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	184	1,150	0	0

The table below discloses the accounts within each type of category listed below for which Brendan E. Sullivan was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$5,309	0	$0
Other Registered Investment Companies:	5	2,849	0	0
Other Pooled Investment Vehicles:	5	12,994	0	0
Other Accounts:	3	2,818	0	0

The table below discloses the accounts within each type of category listed below for which Mark C. Sodergren was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$446	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	13	4,764	0	0
Other Accounts:	10	3,963	1	257

The table below discloses the accounts within each type of category listed below for which Christopher E. Vella, CFA, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	7	$3,190	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Yair A. Walny was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in Millions)
Northern Funds:	1	$1,574	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	7	25,105	0	0
Other Accounts:	14	6,998	0	0

The table below discloses the accounts within each type of category listed below for which Eric R. Williams, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$3,329	0	$0
Other Registered Investment Companies:	1	106	0	0
Other Pooled Investment Vehicles:	1	680	0	0
Other Accounts:	2	350	0	0

The table below discloses the accounts within each type of category listed below for which Stephanie L. Woeppel, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$690	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

The table below discloses the accounts within each type of category listed below for which Peter M. Zymali, CFP®, was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2021:

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$330	0	$0
Other Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	60	14,000	0	0

Material Conflicts of Interest

NTI’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. A Fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, that due to varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to allocate investment opportunities and aggregate or allocate trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.

NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.

As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an NTI affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTI or its affiliates or another account or fund managed by NTI or its affiliates. Actions taken with respect to NTI’s and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit NTI or its affiliates or their other funds or accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.

From time to time, securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. NTI and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.

NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.

NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.

NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.

Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.

Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.

To the extent permitted by applicable law, NTI may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of NTI’s assets, or amounts payable to NTI rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings;

assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Conflicts Associated with Sub-Advisers

The Sub-Advisers to the Active M/Multi-Manager Funds have interests and relationships that may create conflicts of interest related to their management of the assets of the Funds allocated to such Sub-Advisers. Such conflicts of interest may be similar to or different from those conflicts described herein relating to NTI. Such conflicts may relate to the Sub-Advisers’ trading and investment practices, including their selection of broker-dealers, soft-dollar arrangements, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest.

A Sub-Adviser may manage or advise multiple accounts (the “Sub-Adviser’s Accounts”) that have investment objectives that are similar to those of the Funds and that may make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization securities, investments in MLPs in the oil and gas industry and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where a Sub-Adviser limits the number of clients whose assets it manages. The Sub-Advisers have established policies with respect to the Sub-Adviser’s Accounts to mitigate these conflicts.

The Sub-Advisers do not receive performance-based compensation for their investment management activities on behalf of the Funds. However, a Sub-Adviser may simultaneously manage Sub-Adviser’s Accounts for which the Sub-Adviser receives a higher rate of fees or other compensation (including performance-based fees or allocations) than it receives from a Fund. The simultaneous management of Sub-Adviser’s Accounts that pay higher fees or other compensation and the Funds creates a conflict of interest as a Sub-Adviser may have an incentive to favor Sub-Adviser’s Accounts with the potential to receive higher fees to the detriment of a Fund. For instance, a Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. Certain of the Sub-Advisers may engage in transactions with affiliated brokers as governed by Rule 17e-1 under the 1940 Act. Sub-Advisers may also utilize soft dollars as described under “Management Agreement and Sub-Advisory Agreements” beginning on page 99 above. The Sub-Advisers have adopted policies and procedures that they believe will mitigate the conflicts that may arise from their respective brokerage practices.

To address these potential conflicts, each Sub-Adviser has developed policies and procedures that provide that personnel making portfolio decisions for the Sub-Adviser’s Accounts will make purchase and sale decisions for, and allocate investment opportunities among, the Sub-Adviser’s Accounts (including the Funds) consistent with the Sub-Adviser’s fiduciary obligations.

Certain Business Relationships. In certain instances, employees of DDJ, including portfolio managers of the Multi-Manager High Yield Opportunity Fund, may sit on the board of a portfolio company held by one or more DDJ clients, including the Multi-Manager High Yield Opportunity Fund. Such service may give rise to actual or potential conflicts of interest (or perceived conflicts of interest). For example, DDJ may receive material non-public information of a company because one of its employees sits on its board of directors. In such circumstances, the issuer of such security will be placed on DDJ’s “Restricted List,” and DDJ will not trade securities issued by such issuer in secondary transactions until the material, non-public information becomes public and/or no longer material, or trading is otherwise permitted in accordance with applicable law. The length of time that DDJ may be subject to such restrictions on trading with respect to its client portfolios may cause such investments to be classified as illiquid and may be significant. This may prevent the Fund from acquiring or disposing of securities at a favorable time and may cause the Fund to forego certain investment opportunities. DDJ has adopted written guidelines designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s service on the board of a portfolio company held by one or more DDJ clients. Specifically, these guidelines, among other items (i) establishes reporting guidelines for any actual or potential conflicts of interest; (ii) depending on the facts and circumstances, requires the employee to recuse themselves from also participating in any investment decision with respect to DDJ’s clients (with another DDJ investment professional, such as a co-portfolio manager, thereby assuming the responsibility to take any appropriate investment management activities on behalf of the Fund in accordance with DDJ’s fiduciary responsibilities); and (iii) where recusal does not mitigate the conflict or as otherwise required, provides for disclosure to affected DDJ clients of the material facts and circumstances of the conflict.

Additional information about potential conflicts of interest regarding the Sub-Advisers is set forth in each Sub-Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of each Sub-Adviser and NTI’s Forms ADV are available on the SEC’s website (www.adviserinfo.sec.gov).

Portfolio Manager Compensation Structure

As of the date of this registration statement, the compensation for the NTI portfolio managers of the Equity Funds, Equity Index Funds and Active M/Multi-Manager Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. Certain portfolio managers may receive part of their incentive award in the form of phantom shares of a Fund that they manage. The award tracks the performance of the Fund and is settled in cash when vested. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. Performance is measured against each Fund’s Prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The portfolio managers’ annual cash incentive award is not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of the date of this registration statement, the compensation for the portfolio managers of the Fixed Income Funds (except the Tax-Advantaged Ultra-Sort Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Treasury Index Fund) and Tax-Exempt Fixed Income Funds (except the Short-Intermediate Tax-Exempt Fund) is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her fixed-income product strategy team. For the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund portfolio managers, while a quantitative evaluation of the performance of the Funds is a factor, the annual cash incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of the date of this registration statement, the compensation for the portfolio managers of the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Treasury Index Fund is

based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual cash incentive award is not based on the investment performance of the Funds or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the end of the most recently completed fiscal year ended March 31, 2021, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Robert D. Anstine	Emerging Markets Equity Index Fund	None
Frederick A. Azar	Arizona Tax-Exempt Fund	None
Frederick A. Azar	California Intermediate Tax-Exempt Fund	None
Frederick A. Azar	California Tax-Exempt Fund	None
Frederick A. Azar	Tax-Exempt Fund	None
Volter Bagriy	Global Real Estate Index Fund	None
Robert H. Bergson*	Small Cap Value Fund	$50,001 – $100,000
Robert H. Bergson*	Small Cap Core Fund	$100,001 – $500,000
Michael R. Chico	U.S. Treasury Index Fund	None
Michael R. Chico	Short-Intermediate U.S. Government Fund	None
Michael R. Chico	U.S. Government Fund	None
Mousumi Chinara	Short Bond Fund	None
Mousumi Chinara	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Scott Colby	Short-Intermediate Tax-Exempt Fund	None
Reid Frankenberg	Short-Intermediate Tax-Exempt Fund	None
Jessica K. Hart	Northern Engage360TM Fund	None
Michael R. Hunstad	International Equity Fund	None
Michael R. Hunstad	Large Cap Core Fund	None
Michael R. Hunstad	Small Cap Value Fund	$50,001 – $100,000
Michael R. Hunstad	Small Cap Core Fund	None
Chris J. Jaeger	Stock Index Fund	None
Lucy A. Johnston	Mid Cap Index Fund	None
Sridhar Kancharla	Income Equity Fund	None
Sridhar Kancharla	Large Cap Value Fund	None
Reed A. LeMar	Income Equity Fund	$1 – $10,000
Chaitanya Mandavakuriti	Bond Index Fund**	None
Benjamin J. McCubbin	High Yield Fixed Income Fund***	None
James D. McDonald	Global Tactical Asset Allocation Fund	$500,001 – $1,000,000
Timothy T. A. McGregor	Intermediate Tax-Exempt Fund	None
Timothy T. A. McGregor	Tax-Exempt Fund	None
Bilal Memon	Ultra-Short Fixed Income Fund	None
Bilal Memon	Short Bond Fund	None

Shares Beneficially Owned by	Fund	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Nate Miller	Arizona Tax-Exempt Fund	None
Nate Miller	Intermediate Tax-Exempt Fund	None
Kevin J. O’Shaughnessy	Bond Index Fund	None
Morten Olsen	Ultra-Short Fixed Income Fund	None
Morten Olsen	Core Bond Fund****	None
Morten Olsen	Fixed Income Fund****	None
Daniel J. Personette	Core Bond Fund	None
Daniel J. Personette	Fixed Income Fund	None
Daniel J. Personette	Short-Intermediate U.S. Government Fund	None
Daniel J. Personette	U.S. Government Fund	None
Daniel J. Personette	U.S. Treasury Index Fund*****	None
Daniel J. Phillips	Global Tactical Asset Allocation Fund	None
Patrick D. Quinn	Tax-Advantaged Ultra-Short Fixed Income Fund	None
Brent D. Reeder	Small Cap Index Fund	None
Brent D. Reeder	Stock Index Fund	None
Brent D. Reeder	Mid Cap Index Fund	None
Brent D. Reeder	Global Real Estate Index Fund	None
Brent D. Reeder	Global Sustainability Index Fund	None
Brent D. Reeder	International Equity Index Fund	None
Brent D. Reeder	Emerging Markets Equity Index Fund	None
Jeffrey D. Sampson	Income Equity Fund	$1 – $10,000
Jeffrey D. Sampson	U.S. Quality ESG Fund	$1 – $10,000
Steven J. Santiccioli	Global Sustainability Index Fund	None
Adam M. Shane	California Intermediate Tax-Exempt Fund	None
Adam M. Shane	California Tax-Exempt Fund	None
Adam M. Shane	High Yield Municipal Fund	$10,001 – $50,000
Mark C. Sodergren	Large Cap Core Fund	$100,001 – $500,000
Mark C. Sodergren	Large Cap Value Fund	$100,001 – $500,000
Mark C. Sodergren	International Equity Fund	$50,001 – $100,000
Brendan E. Sullivan	International Equity Index Fund	None
Christopher E. Vella	Active M Emerging Markets Equity Fund	$10,001 – $50,000
Christopher E. Vella	Active M International Equity Fund	$10,001 – $50,000
Christopher E. Vella	Multi-Manager Emerging Markets Debt Opportunity Fund	None
Christopher E. Vella	Multi-Manager Global Listed Infrastructure Fund	None
Christopher E. Vella	Multi-Manager Global Real Estate Fund	None
Christopher E. Vella	Multi-Manager High Yield Opportunity Fund	None
Christopher E. Vella	Northern Engage360TM Fund	None
Yair A. Walny	Small Cap Index Fund	None
Eric R. Williams	High Yield Fixed Income Fund	$100,001 – $500,000
Stephanie L. Woeppel	High Yield Municipal Fund	$10,001 – $50,000
Peter M. Zymali	U.S. Quality ESG Fund	$1 – $10,000

*	Includes amounts designated as Long Term Incentive Compensation.
**	Mr. Mandavakuriti became a Portfolio Manager of the Bond Index Fund effective March 2021.
***	Mr. McCubbin became a Portfolio Manager of the High Yield Fixed Income Fund effective September 2020.
****	Mr. Olsen became a Portfolio Manager of the Core Bond Fund and Fixed Income Fund effective September 2020.
*****	Mr. Personette became a Portfolio Manager of the U.S. Treasury Index Fund effective March 2021.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of all of the Funds, except for the Global Sustainability Index Fund and the U.S. Quality ESG Fund.

A Proxy Committee comprised of senior investment and compliance officers of Northern Trust Corporation, including officers of the Investment Adviser, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party proxy voting service (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines to any such recommendation. See Appendix C for the Northern Proxy Voting Policy.

With regard to the Global Sustainability Index Fund and the U.S. Quality ESG Fund, the Investment Adviser has adopted the Institutional Shareholder Services (“ISS”) United States SRI Proxy Voting Guidelines (“SRI US Guidelines”) for the voting of U.S. proxies and the ISS International SRI Proxy Voting Guidelines (“SRI International Guidelines” and together with the SRI US Guidelines, the “SRI Guidelines”) for voting of international proxies.

On matters of corporate governance, executive compensation and corporate structure, the SRI Guidelines, as developed by ISS, seek to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The SRI Guidelines include certain country-specific guidelines that respond to social concerns in that country. The SRI Guidelines do not take into consideration any interest that the Investment Adviser, Distributor, or any affiliated person of the Global Sustainability Index Fund or U.S. Quality ESG Fund, Investment Adviser or Distributor may have in the proposed proxy issue. See Appendix D for a complete list of the SRI Guidelines.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ website at northerntrust.com/funds or the SEC’s website at www.sec.gov.

DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) under which NFD, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. NFD continually distributes shares of the Funds on a best efforts basis. NFD has no obligation to sell any specific quantity of Fund shares. NFD and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement (the “Distribution Services Agreement”) with NFD under which it makes payments to NFD in consideration for certain distribution related services. The payments made by the Investment Adviser to NFD under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, LLC (“Foreside Distributors”), Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and its subsidiary, NFD, in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Shares Class shares or as applicable, Class I shares of Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund. Under the agreements, the Funds may pay Service Organizations up to 0.15% (on an annualized basis) of the average daily NAV of the Shares Class and Class I shares beneficially owned by their customers. Class K shares of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund are not subject to fees under agreements with Service Organizations. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds.

The Funds’ arrangements with Service Organizations under the agreements are governed by an Amended and Restated Service Plan, which has been adopted by the Board. In accordance with the Amended and Restated Service Plan, the Board reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board (including a majority of the Disinterested Trustees).

NTI has agreed to contractually limit the fees paid under the Amended and Restated Service Plan to the following amounts (expressed as a percentage, on an annualized basis, of the net assets attributable to Class I shares of each Fund):

Fund	Service Organization Payment Limit for Class I Shares
Small Cap Core Fund	0.10%
U.S. Quality ESG Fund	0.10%
Global Sustainability Index Fund	0.05%

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

For the fiscal years or periods indicated below, the following Funds paid fees under the Amended and Restated Service Plan:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Global Tactical Asset Allocation Fund	$48,377	$19,540	$17,037
Income Equity Fund	101,836	97,300	99,018
International Equity Fund	3,928	3,211	6,051
Large Cap Core Fund	35,542	25,493	20,173
Large Cap Value Fund	25,594	34,667	29,628
Small Cap Value Fund	3,022,881	2,939,206	4,125,887
Small Cap Core Fund*	213,328	206,669	162,711
U.S. Quality ESG Fund*	76	0	0
Emerging Markets Equity Index Fund	461,371	346,053	591,528
Global Real Estate Index Fund	139,400	158,235	127,627
International Equity Index Fund	191,053	141,426	197,147
Mid Cap Index Fund	182,522	131,364	105,395
Small Cap Index Fund	78,587	37,035	31,563
Stock Index Fund	127,493	83,297	99,811
Global Sustainability Index Fund*	257,266	216,216	63,495
Bond Index Fund	127,478	107,428	190,740
Core Bond Fund	1,591	4,060	7,427
Fixed Income Fund	50,634	41,426	119,944
High Yield Fixed Income Fund	196,925	179,740	188,493
Short Bond Fund	609	1,961	958
Short-Intermediate U.S. Government Fund	4,884	5,835	5,885
Tax-Advantaged Ultra-Short Fixed Income Fund	15,349	13,631	14,185
Ultra-Short Fixed Income Fund	54,422	25,470	14,294
U.S. Government Fund	1,445	614	511
U.S. Treasury Index Fund	365	168	55
Arizona Tax-Exempt Fund	88,316	66,095	49,637
California Intermediate Tax-Exempt Fund	86,669	66,894	65,603
California Tax-Exempt Fund	77,662	67,139	63,867
High Yield Municipal Fund	37,470	32,069	23,634
Intermediate Tax-Exempt Fund	130,933	36,218	249,698
Short-Intermediate Tax-Exempt Fund	97,088	71,270	72,652
Tax-Exempt Fund	160,295	115,704	75,583
Active M Emerging Markets Equity Fund	99,238	92,231	113,353
Active M International Equity Fund	16,623	17,594	22,239
Multi-Manager Emerging Markets Debt Opportunity Fund	0	0	60
Multi-Manager Global Listed Infrastructure Fund	58,006	37,626	48,253
Multi-Manager Global Real Estate Fund	2,572	3,681	4,487
Multi-Manager High Yield Opportunity Fund	5,501	3,906	6,282
Northern Engage360TM Fund	0	0	0

*

The amounts listed for the fiscal years ended March 31, 2021, 2020, and 2019 include fees paid under the Prior Service Plan prior to July 31, 2020 for the Shares class of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund. Fees paid after July 31, 2020 reflect the contractual limitations under the Amended and Restated Service Plan for the Class I shares outlined above.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectuses, for the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, High Yield Fixed Income Fund, International Equity Fund and each Active M/Multi-Manager Fund, there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price that is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced and will be processed on the next business day in the manner described above. Shareholders who wish to exchange Class I shares or Class K shares of a Fund may do so for shares of the same class of Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund or for Shares Class shares of another Fund of the Trust. If a shareholder holds shares through certain financial intermediaries, exchangeability among Funds may be limited.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Funds’ Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at the Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation: the fees and expenses payable to the Investment Adviser, Transfer Agent and Custodian; brokerage fees and commissions; fees for the registration or qualification of Fund shares under federal or state securities laws taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its non-interested Trustees; payments to service organizations; fees of industry organizations such as the Investment Company Institute and Mutual Fund Directors Forum; acquired fund fees and expenses; expenses of third party consultants engaged by the Board; expenses in connection with the negotiation and renewal of the revolving credit facility; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than, as applicable, certain excepted expenses, i.e., service fees, acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amount shown in the footnote to the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary during the current fiscal year. The “Total Annual Fund Operating Expenses After Expense Reimbursement” for the Funds may be higher than the contractual limitation for the Funds as a result of certain excepted expenses that are not reimbursed. The contractual expense reimbursement arrangement with respect to each Fund is expected to continue until at least July 31, 2022. The expense reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangement at any time with respect to a Fund if it determines that it is in the best interests of the Fund and its shareholders. The expense reimbursement amounts below do not include expense reimbursements for any duplicative advisory fees attributable to Fund assets invested in an affiliated money market fund.

For the fiscal years indicated below, NTI contractually reimbursed expenses for each of the Funds as follows:

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Global Tactical Asset Allocation Fund	$162,582	$126,200	$125,580
Income Equity Fund	230,236	199,177	220,764
International Equity Fund	235,569	223,726	409,542
Large Cap Core Fund	263,525	241,932	240,737
Large Cap Value Fund	174,649	190,251	217,385
Small Cap Value Fund	3,213,681	2,771,225	3,702,629
Small Cap Core Fund	402,158	412,909	396,874
U. S. Quality ESG Fund	237,585	184,646	272,063
Emerging Markets Equity Index	808,600	1,031,392	1,256,873
Global Real Estate Index Fund	1,164	1,689	411,473
International Equity Index Fund	21,943	227,996	2,531,142
Mid Cap Index Fund	874,183	666,489	370,051
Small Cap Index Fund	510,572	376,273	301,291
Stock Index Fund	2,782,213	1,891,216	762,427

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Global Sustainability Index Fund	$108,400	$622	$104,865
Bond Index Fund	1,086,080	774,141	497,556
Core Bond Fund	140,212	126,212	124,796
Fixed Income Fund	345,640	252,182	272,870
High Yield Fixed Income Fund	1,517,373	1,262,776	707,199
Short Bond Fund*	192,842	171,110	126,935
Short-Intermediate U.S. Government Fund*	89,727	112,408	124,628
Tax-Advantaged Ultra-Short Fixed Income Fund	792,981	445,543	118,644
Ultra-Short Fixed Income Fund	677,657	520,631	235,380
U.S. Government Fund*	80,693	106,942	130,663
U.S. Treasury Index Fund	116,227	104,920	111,537
Arizona Tax-Exempt Fund	187,433	167,883	141,642
California Intermediate Tax-Exempt Fund	256,064	221,627	160,986
California Tax-Exempt Fund	182,273	166,370	152,837
High Yield Municipal Fund	1,224,877	1,187,662	944,139
Intermediate Tax-Exempt Fund	669,511	251,665	9,467
Short-Intermediate Tax-Exempt Fund	389,240	269,028	148,800
Tax-Exempt Fund	587,240	332,611	162,732
Active M Emerging Markets Equity Fund	570,381	941,077	1,088,482
Active M International Equity Fund	427,409	578,826	1,087,957
Multi-Manager Emerging Markets Debt Opportunity Fund	86,115	118,254	165,989
Multi-Manager Global Listed Infrastructure Fund	388	622	133,776
Multi-Manager Global Real Estate Fund	175,778	167,841	209,984
Multi-Manager High Yield Opportunity Fund	167,096	283,598	397,765
Northern Engage360TM Fund	240,635	275,026	291,776

*	Amounts include reimbursement of all fees and expenses attributable to investments in affiliated non-money market investment companies.

NTI may voluntarily reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

NTI did not voluntarily reimburse any fees for the Funds during the fiscal years ended March 31, 2019, March 31, 2020 and March 31, 2021.

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit northerntrust.com/funds. Performance reflects fee waivers and expense reimbursements, as previously discussed in this SAI. If such fee waivers and expense reimbursements were not in place, a Fund’s performance would have been reduced.

The Funds calculate their total returns on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Total returns for a Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of a Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a Fund for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of a Fund on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P (1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

Each Fund may compute an “average annual total return-after taxes on distributions” for a Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P (1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Each Fund may compute an “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P (1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at a Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

Each Fund may compute its “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The yield of a Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

A Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 - 1]

Where:	a =	dividends and interest earned during the period;
	b =	expenses accrued for the period (net of reimbursements);
	c =	average daily number of shares outstanding during the period entitled to receive dividends; and
	d =	NAV per share on the last day of the period.

A Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax.

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Funds. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

NTI does not guarantee the accuracy or completeness of the broad-based securities market indices or any data included therein or the descriptions of the index providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.

NTI makes no warranty, express or implied, as to the results to be obtained by the Northern Funds, to the owners of the shares of any Fund of Northern Funds, or to any other person or entity, from the use of any index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser and Sub-Advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System, including shares of ETFs, are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. If a Fund invests in other underlying funds, other than funds that are exchange-traded, the investing Fund will calculate its NAV using the NAV of the underlying fund in which it invests.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which a class of shares of a Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time a class of shares of a Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than a Fund’s official closing NAV for a class of shares. For instance, if a pricing error is discovered that impacts a Fund’s NAV for a class of shares, the corrected NAV would be the official closing NAV for a class of shares and the erroneous NAV would be a NAV other than the Fund’s official closing NAV for a class of shares. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Funds may also close on days when the Federal Reserve Bank of New York (“New York Fed”) is open but the New York Stock Exchange is closed, such as Good Friday, and when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, and the Multi-Manager Emerging Markets Debt Opportunity Fund, the Multi-Manager High Yield Opportunity Fund, Northern Engage360TM Fund and each Fixed Income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day.

A Business Day is defined as each Monday through Friday that the New York Fed is open for business, except as noted below. The New York Fed is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income with certain modifications and capital gain net income (excess of capital gains over capital losses) before taking into account any deduction for dividends paid, by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Multi-Manager High Yield Opportunity Fund may invest in municipal instruments, the income of which is exempt from federal income tax. However, unless at least 50% in value of the Fund’s assets consist of such municipal obligations, the Fund will not be able to declare exempt interest dividends. Under the 2017 Act, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed and related interest will not be exempt from federal income tax for such bonds issued after December 31, 2017. The Fund does not expect to meet this 50% test.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

FEDERAL TAX ON FUND DISTRIBUTIONS

Except for the Tax-Exempt Fixed Income Funds, discussed below, a Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Distributions by a Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains except to the extent of any “unrecaptured section 1250 gains” which are taxed at a maximum rate of 25%.

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year.

A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

FEDERAL—TAX-EXEMPT INFORMATION

As described in the Prospectuses, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund (collectively referred to in this section as the “Funds” or the “Tax-Exempt Fixed Income Funds”) are designed to provide investors with federally tax-exempt interest income. The Funds, however, may still make distributions that are taxable as ordinary income or capital gains. The Tax-Exempt Fixed Income Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax-Exempt Fixed Income Funds’ dividends being tax-exempt. In addition, the Tax-Exempt Fixed Income Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders. Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund.

In order for the Tax-Exempt Fixed Income Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the total assets of the Fund must consist of tax-exempt obligations. It should be noted that under the 2017 Act, the rules related to credit tax bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond were repealed and related interest will not be exempt from federal income tax for such bonds issued after December 31, 2017. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice furnished to shareholders. But the aggregate amount of dividends so designated by a Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In purchasing tax-exempt obligations, the Tax-Exempt Fixed Income Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Tax-Exempt Fixed Income Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax-Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

The Tax-Exempt Fixed Income Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax for noncorporate shareholders, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt Fixed Income Funds. The Tax-Exempt Fixed Income Funds are required to report to the Internal Revenue Service the amount of exempt interest dividends paid to a shareholder.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

The Multi-Manager Global Real Estate Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Multi-Manager Global Real Estate Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Multi-Manager Global Real Estate Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Multi-Manager Global Real Estate Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Multi-Manager Global Real Estate Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

Assuming each of the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund (the “California Funds”) qualifies as a regulated investment company, it will be relieved of liability for California State franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund’s taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California State franchise or income tax at regular corporate rates.

A regulated investment company, or series thereof, will be qualified to pay dividends exempt from California State personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”) if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California municipal instruments”). A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series with respect to that portfolio of assets. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund’s dividends to shareholders will be exempt from the California State personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year that is exempt from California State personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California State personal income tax law. The percentage of total dividends paid by the Fund that qualifies as California exempt-interest dividends with respect to any taxable year, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In cases where shareholders are “substantial users” or “related persons” with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California State personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to “substantial users” are applicable for California State tax purposes.

To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes, but at rates that are the same as the California rates for ordinary income. See “Federal—General Information” above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California State personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

The foregoing is only a summary of some of the important California State personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California State personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, potential corporate investors in the California Funds should note that California exempt-interest dividends may be subject to California State franchise tax or California State corporate income tax notwithstanding that all or a portion of such dividends are exempt from California State personal income tax. Potential investors in the California Funds should consult their tax advisers with respect to the application of California State taxes to the receipt of Fund dividends and as to their own California State tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to obligations of the State of Arizona or its political subdivisions. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, generally will not be exempt from Arizona income tax.

There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

FOREIGN TAXES

The Funds may be subject to foreign withholding or foreign taxes on income, including dividends and interest received from sources in foreign countries or gain from certain foreign securities. With respect to the Global Tactical Asset Allocation Fund, these foreign taxes will generally reduce the taxable income of the Fund, but will not be passed through to shareholders to be taken as potential foreign tax credits or as a deduction on their personal income tax return unless the Fund is a qualifying fund of funds and makes an election to pass through foreign taxes passed through to it. A qualified fund of funds is a regulated investment company if at the close of each quarter of the taxable year at least 50 percent of its assets are interests in other regulated investment companies. With respect to the other Funds, if more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid or deemed paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Fund, International Equity Index Fund, Global Sustainability Index Fund, Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager Global Listed Infrastructure Fund and Multi-Manager Global Real Estate Fund and Global Tactical Asset Allocation Fund will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid or deemed paid by the Funds will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit (subject to applicable limitations) or (2) to take that amount as an itemized deduction. If a Fund that is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after Dec. 22, 2010.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you: (i) provide your correct social security or taxpayer identification number, (ii) certify that this number is correct, (iii) certify that you are not subject to backup withholding, and (iv) certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Funds (except the Bond Index Fund, Core Bond Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, U.S. Government Fund and U.S. Treasury Index Fund) may invest in REITs.

The Global Real Estate Index Fund and the Multi-Manager Global Real Estate Fund will invest its assets primarily in REITs, some of which will qualify as real estate investment trusts under Subchapter M of Subtitle A, Chapter 1, of the Code (“qualified REITs”). In general, qualified REITs are taxed only on their income that is not distributed to their shareholders. Even if a REIT meets all of the requirements to be generally exempt from federal income tax on its income, under Treasury regulations that have not yet been issued, REITs will be taxed on income, if any, from real estate mortgage investment conduits and possibly income from equity interests in taxable mortgage pools (so-called “excess inclusions”). These regulations may require excess inclusion income of a regulated investment company, such as the Global Real Estate Index Fund and Multi-Manager Global Real Estate Fund (or, to the extent applicable, another Fund of the Trust that invests in REITs) be allocated to the shareholders of the regulated investment company with the same consequences as if the shareholders held the interests directly.

With respect to shareholders who are not nominees, a Fund must report excess inclusion income to its shareholders in two cases:

(i) If the excess inclusion income received a Fund from all sources exceeds 1% of its gross income, it must inform the non-nominee shareholders of the amount and character of the excess inclusion income allocated to them; and

(ii) If a Fund receives excess inclusion income from a qualified REIT, the excess inclusion income of which in its most recent tax year ending no later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from the REIT.

The U.S. Quality ESG Fund may invest in REITs that hold residual interests REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the U.S. Quality ESG Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the U.S. Quality ESG Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued.

In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not anticipated that a substantial portion of the Global Real Estate Index Fund’s and Multi-Manager Global Real Estate Fund’s assets will be invested in REITs that generate excess inclusion income.

The Funds (except the Tax-Exempt Fixed Income Funds, Bond Index Fund, Core Bond Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, U.S. Government Fund and U.S. Treasury Index Fund) may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

TAXATION OF NON-U.S. SHAREHOLDERS

Subject to the discussion of special tax consequences under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) below, dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short-term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, as applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate (as discussed above).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Ordinary dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Global Real Index Estate Fund and Multi-Manager Global Real Estate Fund will invest in equity securities of corporations that invest in U.S. real property. The sale of a U.S. real property interest may trigger special tax consequences to non-U.S. shareholders under FIRPTA.

Non-U.S. persons are subject to U.S. tax on a disposition of a U.S. real property interest as if he or she were a U.S. person. If the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund invests more than 50% of its assets in REITs and other U.S. corporations more than 50% of the assets of which are interests in U.S. real estate (“U.S. real property holding corporations” or “USRPHCs”), it will be a U.S. real property holding corporation and “qualified investment entity” for certain purposes, and a look-through rule will apply to distributions that are attributable to gain from the sale or disposition of a U.S. real property interest.

For non-U.S. persons owning more than 5% of the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund at any time during the one-year period ending on the distribution date, if the Fund is classified as a U.S. real property holding corporation and qualified investment entity, distributions attributable to gain from REITs (so-called “FIRPTA gain”) in which the Fund or Multi-Manager Global Real Estate Fund invests will be subject to U.S. withholding tax at a rate of up to 21%. Non-U.S. persons owning 5% or less of the Global Real Estate Index Fund are subject to withholding at 30% or a lower treaty rate on distributions attributable to such gain. Certain anti-avoidance rules apply and subject all or a portion of any income or gain to tax under FIRPTA in the case of non-U.S. shareholders that dispose of their interest in the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund during the 30 day period preceding a distribution that would be treated as a distribution from the disposition of a U.S. real property interest and acquires an identical interest during the 60 day period beginning 30 days prior to the distribution and do not receive a distribution in a manner that subjects the non-U.S. shareholders to tax under FIRPTA. These anti-avoidance rules also apply to “substitute dividend payments” and other similar arrangements.

The sale or redemption of shares in the Global Real Estate Index Fund or Multi-Manager Global Real Estate Fund will result in FIRPTA gain subject to U.S. withholding and U.S. income tax for a non-U.S. shareholder owning more than 5% of the Fund at any time during the 5-year period ending on the date of sale only if more than 50% of the Fund’s assets are in U.S. real property interests at any time during the shorter of the period the shareholder holds its interest in the Fund or the 5-year period ending on the date of disposition.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees of the Trust may hereafter create series in addition to the Trust’s 41 existing series, which represent interests in the Trust’s 41 respective portfolios, 39 of which are described in this SAI. The Trust Agreement also permits the Board to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares in two separate classes of shares in each of the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund effective July 31, 2020: Class I shares and Class K shares.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. There are currently no Series Trustees for the Trust.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds and other funds of the Trust normally are allocated in proportion to the NAV of the respective funds except where allocations of direct expenses can otherwise be fairly made.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Funds who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 to obtain a form for providing written notice to the Trust.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Funds is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board may not, without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

The Trust’s by-laws state that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Trust Instrument or bylaw; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any persons or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provision of the Trust’s by-laws.

As of June 30, 2021, TNTC and its affiliates held of record outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. For certain Funds, the amount of shares held of record may be more than 25%. TNTC has advised the Trust that the following persons (whose mailing address, unless otherwise indicated, is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) owned of record or are known by the Funds to have beneficially owned 5% or more of the outstanding shares of any Fund as of June 30, 2021:

	Number of Shares	% of Fund
Global Tactical Asset Allocation Fund
National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,643,589	30.31%

Reliance Trust Co. PO Box 28004 FBO MassMutual Rp Atlanta, GA 30358	1,704,400	19.54%

UMB Bank NA One Security Benefit Place Topeka, Kansas 66636	436,880	5.01%

Income Equity Fund
Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	2,556,065	24.87%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	3,059,640	29.77%

Charles Schwab and Co. Inc. 211 Main Street San Francisco, CA 94104	556,230	5.41%

International Equity Fund
National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	762,738	6.83%

	Number of Shares	% of Fund
Large Cap Core Fund
National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,672,729	25.59%

Large Cap Value Fund
National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,327,680	43.04%

Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	208,976	6.77%

Small Cap Value Fund
National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	33,940,338	27.69%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07302	30,931,302	25.23%

Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	12,142,047	9.90%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9,586,889	7.82%

Small Cap Core Fund—Class K
Scripps Health General 50 S. LaSalle St. Chicago, IL 60603	2,330,651	27.04%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19426	583,890	6.77%

Small Cap Core Fund—Class I
Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	3,399,355	43.91%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,643,869	34.15%

U.S. Quality ESG Fund—Class K
Seminole Tribe of Florida Program 1 50 S. LaSalle St. Chicago, IL 60603	3,629,479	18.65%

Jessie Ball duPont Fund 50 S. LaSalle St. Chicago, IL 60603	3,164,962	16.26%

	Number of Shares	% of Fund
Seminole Tribe of Florida Program 2 50 S. LaSalle St. Chicago, IL 60603	2,300,281	11.82%

U.S. Quality ESG Fund—Class I
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07302	5,186	48.06%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	4,465	41.38%

Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	1,140	10.57%

Mid Cap Index Fund
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07302	6,406,856	6.03%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	5,688,476	5.35%

Global Sustainability Index Fund—Class K
Seminole Tribe of Florida Program 1 50 S. LaSalle St. Chicago, IL 60603	5,024,510	18.39%

Seminole Tribe of Florida Program 2 50 S. LaSalle St. Chicago, IL 60603	3,153,251	11.54%

Pension Boards—United Church of Christ, Inc. 50 S. LaSalle St. Chicago, IL 60603	1,660,307	6.08%

Global Sustainability Index Fund—Class I
Bank of America NA 800 Capitol Street, Suite 1700 Houston, TX 77002	7,176,885	27.46%

Morgan Stanley Defined Contribution Master Trust 50 S. La Salle St. Chicago, IL 60603	2,926,999	11.20%

Mac & Co., LLC 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	2,818,399	10.78%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07302	2,382,497	9.12%

	Number of Shares	% of Fund
Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	2,201,000	8.42%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	2,167,112	8.29%

Core Bond Fund
National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,558,001	7.88%

Chicago Community Foundation 50 S. La Salle St. Chicago, IL 60603	1,037,531	5.25%

Short Bond Fund
Dominion Energy, Inc. Defined Contribution Master Trust 50 S. La Salle St. Chicago, IL 60603	2,061,520	8.43%

R.R. Donnelly & Sons Co. 50 S. La Salle St. Chicago, IL 60603	1,642,913	6.72%

Blueflame Insurance Services Ltd. 50 S. La Salle St. Chicago, IL 60603	1,576,172	6.45%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,371,593	5.61%

Short-Intermediate U.S. Government Fund
Inteleos, Inc. 50 S. La Salle St. Chicago, IL 60603	574,879	9.72%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	474,915	8.03%

U.S. Treasury Index Fund
Novartis 50 S. La Salle St. Chicago, IL 60603	3,637,609	85.00%

Alliance Compressons, LLC Master Retirement Trust 50 S. La Salle St. Chicago, IL 60603	250,583	5.86%

Arizona Tax-Exempt Fund
Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	5,119,661	32.13%

	Number of Shares	% of Fund
National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,484,413	9.32%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	982,719	6.17%

Tax-Advantaged Ultra-Short Fixed Income Fund
The XW and RL Trusts 50 S. La Salle St. Chicago, IL 60603	24,526,126	5.66%

Ultra-Short Fixed Income Fund
Yuhaviatam LLC 50 S. La Salle St. Chicago, IL 60603	41,549,101	11.35%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	22,224,419	6.07%

U.S. Government Fund
Cummins Dynamo Insurance Co. 50 S. La Salle St. Chicago, IL 60603	1,497,795	30.07%

John Knox Village of Central Florida, Inc. 50 S. La Salle St. Chicago, IL 60603	279,810	5.62%

California Intermediate Tax-Exempt Fund
Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	4,390,500	8.79%

California Tax-Exempt Fund
Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	2,490,598	13.52%

National Financial Services LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,465,139	7.95%

Active M Emerging Markets Equity Fund
Mori & Co. 922 Walnut Street Kansas City, MO 64106	1,999,126	10.18%

National Financial Services, LLC 499 Washington Blvd, 5th Floor Jersey City, NJ 07310	1,151,571	5.86%

Multi-Manager Emerging Markets Debt Opportunity Fund
Northern Trust Pension Trust 50 S. La Salle St. Chicago, IL 60603	4,931,019	31.24%

Hubbell Incorporated Master Pension 50 S. La Salle St. Chicago, IL 60603	2,911,493	18.44%

	Number of Shares	% of Fund
Pernod Ricard NT EMD 50 S. La Salle St. Chicago, IL 60603	1,408,080	8.92%

BRP Directed Retirement Trust 50 S. La Salle St. Chicago, IL 60603	1,002,434	6.35%

Schnucks Outstate Pension Plan Trust 50 S. La Salle St. Chicago, IL 60603	955,607	6.05%

John Bean Technologies Corporations Defined Benefit Retirement Trust 50 S. La Salle St. Chicago, IL 60603	933,098	5.91%

Multi-Manager Global Listed Infrastructure Fund
Nestle Waters North America Holdings Inc. Deferred Compensation Program 50 S. La Salle St. Chicago, IL 60603	5,309,391	6.00%

Multi-Manager Global Real Estate Fund
Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480-1533	3,030,972	18.81%

The Santa Ynez Band of Mission Indians 50 S. La Salle St. Chicago, IL 60603	1,222,522	7.59%

Multi-Manager High Yield Opportunity Fund
Hubbell Incorporated Master Pension 50 S. La Salle St. Chicago, IL 60603	3,139,084	18.30%

FedEx Pilots Post-Medicare Retiree Health Plan VEBA Trust 50 S. La Salle St. Chicago, IL 60603	890,480	5.19%

Northern Engage360TM Fund
The University of Chicago 50 South LaSalle Street, Chicago, Illinois 60603	16,670,166	66.62%

Chicago Community Trust Combined Funds 50 South LaSalle Street, Chicago, Illinois 60603	3,748,481	14.98%

Rush-Presbyterian-St. Luke’s Medical 50 South LaSalle Street, Chicago, Illinois 60603	1,481,493	5.92%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of June 30, 2021, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the Annual Report to the Funds’ shareholders for the fiscal year ended March 31, 2021 (the “Annual Report”), are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” are incorporated by reference herein. Copies of the Funds’ Annual and Semiannual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR”—This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR”—Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention1. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-)—The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR”—Is assigned to an unrated issue of a rated issuer.

[1]	A long-term rating can also be used to rate an issue with short maturity.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR”—This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR”—Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR”—Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D”—This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by certain Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

Certain Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or Sub-Advisers may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s and Sub-Advisers’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

Each Fund intends to comply with the regulations of the CFTC exempting it from the definition of a “Commodity Pool,” including the annual affirmation requirement that went into effect in 2013. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

APPENDIX C

PROXY VOTING POLICIES, PROCEDURES AND GUIDELINES

12/15/2019

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

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Northern Trust

Proxy Voting

Policies and Procedures

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

SECTION 1. PROXY VOTING GUIDELINES

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. As used in these policies and procedures the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary voting authority.

Absent special circumstances of the types described in these policies and procedures, Northern Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below. In situations where the application of Northern Trust’s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, Northern Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service’s relevant global guidelines. Examples of such issues include “poison pill” defenses, which are allowed to be approved by a company’s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.

The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the “Proxy Guidelines”.

SECTION 2. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 3. PROXY VOTING SERVICE

Northern Trust has delegated to an independent third party proxy voting service (“Proxy Voting Service”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. For proxy proposals that under the Proxy Guidelines are to be voted on a case by case basis, Northern Trust provides supplementary instructions to the Proxy Voting Service to guide it in making vote recommendations. Northern Trust has instructed the Proxy Voting Service not to exercise any discretion in making vote recommendations and to seek guidance whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which Northern Trust or its affiliates have voting discretion, the relevant proxy analyst at

Northern Trust responsible for the issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service on an annual basis. In connection with that review, it will assess: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the voting recommendations it made to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service by requesting information from the Proxy Service to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst.

SECTION 5. CONFLICTS OF INTEREST

The Proxy Committee may occasionally be subject to conflicts of interest in the voting of proxies. Clear examples include proxy votes on securities issued by Northern Trust Corporation or its affiliates and proxy votes on matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor). Conflicts of interest may also be present due to relationships that Northern Trust, its board members, executive officers, and others maintain with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and by its delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine if a conflict of interest exists and, in situations where a conflict is determined to exist, if the conflict is so severe that the Proxy Committee is unable to exercise independent judgment. Conflicts for which the Proxy Committee determines it is unable to exercise independent judgment are referred to in these policies and procedures as “Disabling Conflicts” and other conflicts are referred to as “Non-Disabling Conflicts”.

Conflicts where the Proxy Committee has received a vote recommendation from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Disabling Conflict, it will vote in accordance with the vote recommendation received from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Non-Disabling Conflict, it either may vote in accordance with the vote recommendation received from the Proxy Voting Service, or it may vote contrary to the vote recommendation received from the Proxy Voting Service if the Proxy Committee determines, consistent with its duty of loyalty and care, and by a vote of at least 70% of its voting members, that the interests of clients/beneficiaries would be better served by voting contrary to such vote recommendation.

Conflicts where the Proxy Committee has not received a vote recommendation from the Proxy Voting Service. Where the Proxy Committee determines that it is subject to a Disabling Conflict, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;

•	Voting pursuant to client direction;

•	Abstaining; or

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

Where the Proxy Committee determines that is subject to a Non-Disabling Conflict, it may resolve the conflict in a manner consistent with the preceding paragraph or it may vote in its discretion, provided that any discretionary vote that favors a party that is the source of the conflict may only be made if the Proxy Committee determines, consistent with its duty of loyalty and care, and by a vote of at least 70% of its voting members, that the interests of clients/beneficiaries are best served by such vote.

SECTION 6. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures.

B.	A copy of each proxy statement Northern Trust receives regarding client securities.

C.	A record of each vote cast by Northern Trust on behalf of a client.

D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

E.

A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 7. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9. OTHER SPECIAL SITUATIONS

Proxies of funds or accounts that specify the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines. Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Northern Trust

Proxy Voting Guidelines

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances. However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

•	Has been an employee of the company within the last five years;

•	Has, or has had within the last three years, a material business relationship with the company;

•	Is a company founder;

•	Represents a significant shareholder; or

•	Has close family ties with any of the company’s advisers, directors, or senior employees.

C. Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D. Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

Northern Trust expects the role of the lead independent director to be set out within the board’s governance charter, with clearly defined powers that should include at minimum the ability to:

•	serve as a liaison between the company’s independent directors and the CEO;

•	lead the annual evaluation of the CEO’s performance and the annual evaluation of the independent board of directors;

•	be available for consultation and direct communication with major stockholders, if they so request;

•	approve meeting agendas for the board and the nature of information sent to the board;

•	call a special meeting of the board or a special executive session of the independent directors; and

•	add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E. Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Diversity

Companies benefit from a wide diversity of perspectives and backgrounds on their boards. The board should reflect the diversity of the workforce and society, ensuring that a variety of viewpoints are represented in corporate decision-making. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes diversity of background, experience, age, race, gender, ethnicity, and culture. Northern Trust may vote against one or more directors where we have concerns relating to the composition and diversity of the board.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company’s long-term strategic plan. Evaluation of the board should also consider the board’s diversity, including gender, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted. Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving non-executive director remaining on the board. For example during periods of organizational re-structuring or CEO/Chairman transition where constructive challenge from a longer serving non-executive director may be beneficial in the context of overall board composition and experience.

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices. Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•	Requires nominees who receive majority withhold votes to tender their resignation to the board;

•	Sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

•

Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company’s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent. Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

C. Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D. Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal. Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal. In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld. Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. Environmental, Social and Governance (ESG) Failures

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals. Northern Trust will consider a number of factors, including the company’s performance, the performance of the company’s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

Northern Trust opposes Other Business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.

C. Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders’ economic interests in the company. As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant material facts and circumstances, including the total estimated cost of the company’s equity plan relative to its peers. Northern Trust will generally oppose new plans, or amendments to an existing plan, where:

•

The company’s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal.

•	The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;

•	The company has repriced underwater stock options during the past three years; or

•	The exercise price is less than 100% of fair market value at the time of grant.

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.

C. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company’s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.

D. Golden and Tin Parachutes

Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:

•	Anticipated financial and operating benefits;

•	Offer price (cost vs. premium);

•	Prospects of the combined companies;

•	How the deal was negotiated; and

•	Changes in corporate governance and their impact on shareholder rights.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C. Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case by case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company’s management and impact on the natural and social environment, and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

Northern Trust generally votes for proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, unless sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust generally votes for proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust votes case by case for proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Diversity and Equal Employment Opportunity

Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

Northern Trust votes case by case on proposals requesting the issuance of a diversity report, including summary description of policies and programs to oriented toward increasing diversity or requests to disclose a comprehensive breakdown of workforce by race and gender.

C. Consumer and Product Safety

Northern Trust generally votes for proposals that request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use.

Northern Trust generally votes for proposals requesting increased disclosure of a company’s policies and procedures for managing and mitigating risks related to cyber security and data privacy.

D. Supply Chain Management

Northern Trust votes case by case for proposals requesting increased disclosure on a company’s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust generally votes for proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company’s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will generally vote for proposals to publish a company’s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

APPENDIX D

UNITED STATES

SRI PROXY VOTING GUIDELINES

2021 Policy Recommendations

Published December 27, 2020

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UNITED STATES 2021 SRI PROXY VOTING GUIDELINES

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1. BOARD OF DIRECTORS

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

›	The board’s principal functions are widely agreed to consist of the following:
›	To select, evaluate, and if necessary, replace management, including the chief executive officer;
›	To review and approve major strategies and financial objectives;
›	To advise management on significant issues;
›	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
›	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Social Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

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Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.

Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.

Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Social Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on a case-by-case basis):

Board Accountability

Vote against or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-,

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a multi-class capital structure, and/or a non-shareholder approved poison pill.

Poison Pills: Vote against/withhold from all nominees (except new nominees, who should be considered case-by-case) if:

›

The company has a poison pill that was not approved by shareholders[2]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);

›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
›	The pill, whether short-term[3] or long-term, has a deadhand or slowhand feature.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

›	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

›

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (pay-for-performance);
›	The company maintains significant problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;

[2]	Public shareholders only, approval prior to a company’s becoming public is insufficient.
[3]

If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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›	The board exhibits a significant level of poor communication and responsiveness to shareholders;
›	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[4], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
›	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
›	Failure to replace management as appropriate; or
›

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[4]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

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Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure – Newly Public Companies

For newly public companies5, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

›	Supermajority vote requirements to amend the bylaws or charter;
›	A classified board structure; or
›	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

[5]	Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Problematic Capital Structure – Newly Public Companies

For newly public companies, generally vote against or withhold from the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Management Proposals to Ratify Existing Charter or Bylaw Provisions:

Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board’s rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;
›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders’ rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company’s ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights: Restricting Binding Shareholder Proposals

Generally vote against or withhold from the members of the governance committee if:

›

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

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Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;
›

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

›	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
›	The company’s response, including:
›

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (executive directors and non-independent non-executive directors per the Categorization of Directors) when:

›	The non-independent director serves on the audit, compensation, or nominating committee;

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›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Board Composition

Board Diversity

Vote against/withhold from individual directors (except new nominees) who:

›

Serve as members of the nominating committee and the board lacks at least one woman and one racially diverse director, and the board is not at least 30 percent diverse. If the company does not have a formal nominating committee, vote against/withhold votes from the entire board of directors.

Vote against/withhold from other directors on a case-by-case basis.

Competence

Attendance at Board and Committee Meetings

Generally vote against or withhold from directors (except nominees who served only part of the fiscal year6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors

Vote against or withhold from individual directors who:

›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[7].

[6]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[7]

Although all of a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[i] of the company or one of its affiliatesii.

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the companyiii,iv.
2.6.	Former non-CEO officer[i] of the company or an affiliateii within the past five years.
2.7.	Former officer[i] of an acquired company within the past five yearsiv.
2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.11.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family membervi) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family membervi) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

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Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Social Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Social Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Social Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Social Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property

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management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Social Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Social Advisory Services may deem him or her an independent outsider.

xii For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the

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authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Social Advisory Services recommends against the adoption of classified boards.

Social Advisory Services Recommendation:

›	Vote for proposals to repeal classified boards and to elect all directors annually.
›	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Social Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Social Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

›	The company has proxy access[8], thereby allowing shareholders to nominate directors to the company’s ballot; and
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The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

[8]	A proxy access right that meets the recommended guidelines.

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Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Social Advisory Services recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Social Advisory Services believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated on a case-by-case basis consistent with this philosophy using Delaware law as the standard. Social Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but may oppose management proposals and support shareholder proposals in light of promoting director accountability.

 Social Advisory Services Recommendation: Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for: (i) a breach of the duty of care; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) the payment of unlawful dividends; or (v) the receipt of improper personal benefits.

Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification, directors may still be liable for an act or omission, but the company will bear the expense. Social Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Social Advisory Services Recommendation:

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Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

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Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

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Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company; and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of

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self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Social Advisory Services Recommendation:

›	Vote against proposals that provide that directors may be removed only for cause.
›	Vote for proposals to restore shareholder ability to remove directors with or without cause.
›	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
›	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Social Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Social Advisory Services Recommendation:

›	Vote for proposals that seek to fix the size of the board.
›	Vote case-by-case on proposals that seek to change the size or range of the board.
›	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Social Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

›	The rationale provided for adoption of the term/tenure limit;

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›	The robustness of the company’s board evaluation process;
›	Whether the limit is of sufficient length to allow for a broad range of director tenures;
›	Whether the limit would disadvantage independent directors compared to non-independent directors; and
›	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

 Social Advisory Services Recommendation: Generally vote against management proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Social Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

›	Long-term financial performance of the target company relative to its industry;
›	Management’s track record;
›	Background to the proxy contest;
›	Qualifications of director nominees (both slates);
›	Strategic plan of dissident slate and quality of critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates);
›	Stock ownership positions; and
›	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board

Social Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

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Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Social Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

 Social Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Social Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Social Advisory Services will cast votes in a manner that shall encourage the independence of boards.

Social Advisory Services Recommendation:

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Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services’ definition of independence.

›	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Social Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Social Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Social Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

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Social Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

 Social Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and
›	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

 Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

 Social Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

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›

The company has an independent chairman or a lead director (according to Social Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Social Advisory Services supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Social Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

›	The scope of the shareholder proposal; and
›	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

 Social Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

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Vote No Campaigns

 Social Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

2. RATIFICATION OF AUDITORS

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Social Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Social Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

›	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Social Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
›	Vote for proposals that ask a company to adopt a policy on auditor independence.
›	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

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Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Social Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Social Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

 Social Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Social Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

3. TAKEOVER DEFENSES / SHAREHOLDER RIGHTS

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison

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pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

 Social Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20 percent trigger, flip-in or flip-over provision;
›	A term of no more than three years;
›	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
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Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Social Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Social Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

 Social Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
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The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

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The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
›	Any other factors that may be applicable.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

 Social Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board’s rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;
›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders’ rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company’s ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

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Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Social Advisory Services Recommendation:

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Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

›	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

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Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

›	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

›	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
›

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

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Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[9] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Social Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Social Advisory Services Recommendation:

›

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

[9]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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›	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Social Advisory Services Recommendation:

›	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
›	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Social Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Social Advisory Services Recommendation:

›	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
›	Vote against proposals to amend the charter to include control share acquisition provisions.
›	Vote for proposals to restore voting rights to the control shares.

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Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Social Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Social Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

 Social Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Social Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Social Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

 Social Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
›	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

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While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Social Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

 Social Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

 Social Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

›	The company’s stated rationale for adopting such a provision;
›	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
›	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

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›

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

 Social Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

 Social Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) a shareholder approved poison pill in place; or(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

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Social Advisory Services Recommendation:

›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

 Social Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors;
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

 Social Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only[10] meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

›	Scope and rationale of the proposal; and
›	Concerns identified with the company’s prior meeting practices.

[10]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. MISCELLANEOUS GOVERNANCE PROVISIONS

Bundled Proposals

 Social Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Social Advisory Services Recommendation:

›	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
›

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Social Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements

 Social Advisory Services Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Social Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

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Social Advisory Services Recommendation: Generally vote against other business proposals.

5. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

 Social Advisory Services Recommendation: Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

If, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval, Social Advisory Services will generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares.

›

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

›	Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
›

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

›	Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include:

›	Past Board Performance;
›	The company’s use of authorized shares during the last three years.

›	The Current Request;
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›

The dilutive impact of the request as determined relative to an allowable increase calculated by Social Advisory Services (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Social Advisory Services will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that Social Advisory Services is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Issue Stock for Use with Rights Plan

 Social Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

 Social Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Social Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

›	The number of authorized shares will be proportionately reduced; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

›	Stock exchange notification to the company of a potential delisting;
›	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

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›	The company’s rationale; or
›	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but could be used as a device to thwart hostile takeovers without shareholder approval.

Social Advisory Services Recommendation:

›

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

›

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

›	Vote on a case-by-case basis all other proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include:

›	Past Board Performance;
›	The company’s use of authorized preferred shares during the last three years.

›	The Current Request;
›	Disclosure in the proxy statement of specific reasons for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders for not approving the request;
›

In instances where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable cap generated by Social Advisory Services’ quantitative model (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns;

›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Blank Check Preferred Stock

Social Advisory Services Recommendation:

›	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
›	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
›	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
›	Vote for requests to require shareholder approval for blank check authorizations.

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Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Social Advisory Services Recommendation:

›	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
›	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

›

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

 Social Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

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Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

›	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
›

Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

›	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
›	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
›	Conflict of interest: arm’s length transactions and managerial incentives;
›	Management’s efforts to pursue other alternatives.

Social Advisory Services Recommendation:

›	Review on a case-by-case basis proposals regarding debt restructurings.
›	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs

 Social Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

›	Greenmail,
›	The use of buybacks to inappropriately manipulate incentive compensation metrics,
›	Threats to the company’s long-term viability, or
›	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

 Social Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Recapitalization

Social Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

›	Whether the capital structure is simplified;
›	Liquidity is enhanced;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest;
›	Other alternatives considered.

Tracking Stock

Social Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans;
›	Alternatives such as spin-offs.

6. EXECUTIVE AND DIRECTOR COMPENSATION

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

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The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Social Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

›

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals—including goals tied to social and environmental considerations.

›

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

›

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

›

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

›

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

›

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

›

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

›

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

›

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula

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should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.
›	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
›

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

›

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

›

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices11, this analysis considers the following:

Pay-for-Performance Elements:

›

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period,[12] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period

[11]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[12]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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›

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[13]

›	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements:

›	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

›

Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
›	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
›	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.

[13]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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Non-Performance based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. While not exhaustive, the following list represents certain adverse practices that are contrary to a performance-based pay philosophy and executive pay best practices, and may lead to negative vote recommendations:

›	Egregious employment contracts:
›	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.
›	New CEO with overly generous new-hire package:
›	Excessive “make whole” provisions without sufficient rationale;
›	Any of the problematic pay practices listed under this policy.
›	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
›	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance.
›	Egregious pension/SERP (supplemental executive retirement plan) payouts:
›	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;
›	Inclusion of performance-based equity or other long-term awards in the pension calculation.
›	Excessive Perquisites:
›	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
›	Extraordinary relocation benefits (including home buyouts);
›	Excessive amounts of perquisites compensation.
›	Excessive severance and/or change in control provisions:
›	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;
›

New or extended arrangements that provide for change-in-control payments without involuntary job loss or substantial diminution of job duties (single-triggered or modified single-triggered, where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);

›	New or extended employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;
›	Excessive payments upon an executive’s termination in connection with performance failure;
›	Liberal change-in-control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring.
›

Tax Reimbursements/Gross-ups: Excessive reimbursement of income taxes on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc.; see also excise tax gross-ups above).

›	Dividends or dividend equivalents paid on unvested performance shares or units.
›	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements.
›	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO).
›

Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).

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›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.
›	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions;
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

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›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay or “SOP”) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the SOP ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the SOP proposal rather than voting against or withhold from the compensation committee. However, if there is no SOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior SOP proposal, then Social Advisory Services will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating SOP proposals, Social Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

›	Vote against management Say on Pay proposals if:
›	There is a misalignment between CEO pay and company performance (pay-for-performance);
›	The company maintains problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

›	Vote against or withhold from the members of the compensation committee and potentially the full board if:
›

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

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›	Vote against an equity plan on the ballot if:
›	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
›	Magnitude of pay misalignment;
›	Contribution of non-performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (SOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Social Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Social Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

 Social Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Social Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

 Social Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Excessive cash severance (>3x base salary and bonus);

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›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

›	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Social Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

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 Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans[14] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect;
›	The plan contains an evergreen (automatic share replenishment) feature; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

[14]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Plan Cost

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.15

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
›	The cancellation of underwater options in exchange for stock awards; or
›	Cash buyouts of underwater options.

While the above cover most types of repricing, Social Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Social Advisory Services), without prior shareholder approval, even if such repricings are allowed in their equity plan.

[15]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Social Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

›	Severity of the pay-for-performance misalignment;
›	Whether problematic equity grant practices are driving the misalignment; and/or
›	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Social Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

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Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Addresses administrative features only; or
›

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Social Advisory Services’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Social Advisory Services’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

›

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

›

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

›

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless

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the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Social Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Social Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

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The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

 Social Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing – was the stock price decline beyond management’s control?
›	Is this a value-for-value exchange?
›	Are surrendered stock options added back to the plan reserve?
›	Option vesting – does the new option vest immediately or is there a black-out period?
›	Term of the option – the term should remain the same as that of the replaced option;
›	Exercise price – should be set at fair market or a premium to market;
›	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash

Social Advisory Services Recommendation:

›	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
›	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
›

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Social Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Social Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense; and
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Social Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Social Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;
›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
›

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be

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large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Social Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

Shareholder Ratification of Director Pay Programs

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

›	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
›	An assessment of the following qualitative factors:
›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Social Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

›	The company’s three year burn rate relative to its industry/market cap peers; and
›	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

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On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirement;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites;
›	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Social Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Director Retirement Plans

Social Advisory Services Recommendation:

›	Vote against retirement plans for non-employee directors.
›	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

 Social Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific

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company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Social Advisory Services Recommendation:

›	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
›	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

 Social Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Social Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking to limit repricing.
›	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

 Social Advisory Services Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn an IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
›	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards

Social Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Social Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

 Social Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

›

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

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In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

 Social Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

›	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
›	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
›

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

›	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were

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suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Social Advisory Services Recommendation:

›

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

›	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

 Social Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

 Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

›

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

›	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

 Social Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization

 Social Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

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Golden Coffins/Executive Death Benefits

 Social Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

 Social Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

›	If the company has adopted a formal recoupment bonus policy;
›	If the company has chronic restatement history or material financial problems;
›	If the company’s policy substantially addresses the concerns raised by the proponent.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

 Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

 Social Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

 Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;

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›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

 Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre-Arranged Trading Plans (10b5-1 Plans)

 Social Advisory Services Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan;
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and

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the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

 Social Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

›

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

›	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
›

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

›	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
›	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
›	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
›	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Social Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

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›	Existence of a superior alternative to the plan of reorganization;
›	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Social Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

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Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

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Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

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Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

›	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
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Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

›	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
›	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

 Social Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

›	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
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Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

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Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

›	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

 Social Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

 Social Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

 Social Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

 Social Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures

 Social Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

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Social Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)

 Social Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?
›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

›	Dilution to existing shareholders’ position.
›	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
›	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
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When evaluating the magnitude of a private placement discount or premium, Social Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

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Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

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Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

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Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

›	Minority versus majority ownership and corresponding minority discount or majority control premium

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›	Conflicts of interest
›	Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
›	Market reaction
›	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Social Advisory Services Recommendation:

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Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

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Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

 Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management;
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution;
›	Whether company is actively exploring its strategic options, including retaining a financial advisor.

8. SOCIAL AND ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

›	The number and variety of shareholder resolutions on social and environmental issues has increased;
›	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
›	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;

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›	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

 Social Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Social Advisory Services will analyze the following factors:

›	Whether the proposal itself is well framed and reasonable;
›	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
›	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
›	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
›	Whether the subject of the proposal is best left to the discretion of the board;
›	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
›	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
›	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
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If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

›	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

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Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

›	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
›	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
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The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

›	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs;
›	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;
›	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards;
›	A commitment to diversity in the workforce can lead to superior financial returns.

Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.
›	Vote for shareholder proposals asking for reports on board diversity.
›	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

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Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
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Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

›	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
›	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
›	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

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Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law does not ban workplace discrimination against gay and lesbian employees, and only some states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
›	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
›	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

 Social Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap. While primarily filed at technology firms, in 2017, the resolutions were also filed at firms in the financial services, insurance, healthcare, and telecommunication sectors. Proponents are expected to continue this campaign by engaging companies and filing shareholder proposals on this issue.

 Social Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global

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corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Recent deadly accidents at factories, notably in Bangladesh and in Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Social Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
›	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

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Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

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Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

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Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

›	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
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Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

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Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices

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for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Social Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Social Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS pandemic. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, malaria, and tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

 Social Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Social Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

 Social Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

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Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against a number of countries, including Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

 Social Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws;
›	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
›	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
›	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

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Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
›	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Social Advisory Services Recommendation:

›	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
›	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or

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missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. A 2013 study by the Ponemon Institute found that the median annualized cost of cyber-attacks for the 60 organizations studied was $11.6 million. The study also found that the number of successful cyber-attacks among the 60 companies increased by 18 percent between 2012 and 2013, from 102 successful attacks on average per week to 122.

More recently, data security has been the focus of media outlets and a public concern. During the 2013 holiday shopping season, Target, Neiman Marcus, and other retailers were the targets of hackers looking to steal credit card numbers. It is estimated that as many as 40 million customer credit and debit card accounts were stolen at Target alone. These incidents preceded what many people consider the largest data security breach in the United States. In June 2013, major media outlets began releasing information about leaked classified documents disclosed by Edward Snowden, an NSA contractor. The documents revealed a government-run Internet and telephone surveillance program aimed at collecting metadata. As part of this operation, the government is said to have obtained from major U.S. telecommunications companies the call records of their customers.

Social Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

›	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
›	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
›	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
›	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
›	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Social Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Social Advisory Services recommends against the proposal.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor

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environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres, (formerly known as the Coalition for Environmentally Responsible Economies,CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. Corporate signatories to the CERES Principles pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
›	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
›	Vote for shareholder proposals seeking the preparation of sustainability reports.
›	Vote for shareholder proposals to study or implement the CERES principles.
›	Vote for shareholder proposals to study or implement the Equator Principles.

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Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Social Advisory Services Recommendation:

›

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

›	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
›

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

›	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
›	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and

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should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Social Advisory Services Recommendation:

›	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.

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›	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
›	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Social Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
›	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

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Social Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
›	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
›	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
›	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
›	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Kyoto Protocol Compliance

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

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 Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Health and Safety

Toxic Materials

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
›	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
›	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Social Advisory Services Recommendation:

›	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
›	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Social Advisory Services Recommendation:

›	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.
›	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Report on Handgun Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

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Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
›	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
›	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
›	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
›	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry.

While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds, require FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

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In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
›	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
›	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
›	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
›	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
›	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
›	Vote for proposals calling for tobacco companies to cease the production of tobacco products.
›	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
›	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to prepare a report on drug pricing.
›	Vote for shareholder proposals to adopt a formal policy on drug pricing.
›	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.
›	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

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›	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug reimportation by limiting supplies to foreign markets.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals to report on foreign military sales or offset agreements.
›	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and

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sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

 Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Social Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Social Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Social Advisory Services will generally vote in favor of such resolutions.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
›	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
›	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
›	Vote for shareholder proposals to eliminate cruel product testing methods.
›	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
›	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
›	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions

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typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.
›	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Social Advisory Services Recommendation:

›	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
›	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
›	Vote against proposals asking a company to refrain from making any political contributions.
Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Social Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Social Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Social Advisory Services Recommendation:

›	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.

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›	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
›	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Social Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Social Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing policies, Social Advisory Services may recommend a vote against the proposal’s adoption. Social Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Social Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Social Advisory Services Recommendation:

›	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
›	Vote against shareholder proposals asking banks to forgive loans outright.
›	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
›	Vote for proposals to restructure and extend the terms of non-performing loans.

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Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts.

Such proposals also ask companies to review their policies regarding their investments in different communities.

Social Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, Social Advisory Services’ position is that issues related to abortion should be a personal decision, not a corporate one. Therefore Social Advisory Services recommends abstaining on anti-abortion and right-to-life proposals.

Social Advisory Services Recommendation: Abstain on shareholder proposals that address right to life issues.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Social Advisory Services Recommendation:

›	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
›	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

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Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

9. MUTUAL FUND PROXIES

Election of Trustees and Directors

 Social Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Social Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Social Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

›	The fund’s target investments;

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›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Social Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Social Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry; and
›	The terms of the agreement.

Approving New Classes or Series of Shares

Social Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Social Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Social Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;

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›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Preferred Stock Proposals

Social Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;
›	Possible dilution for common shares;
›	Whether the shares can be used for antitakeover purposes.

Mergers

Social Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel; and
›	Changes in corporate governance and their impact on shareholder rights.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Social Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
›

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

›

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Change in Fund’s Subclassification

 Social Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

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Changing the Domicile of a Fund

 Social Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

 Social Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

 Social Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Name Change Proposals

 Social Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

1940 Act Policies

Social Advisory Services Recommendation:

›

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

›	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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INTERNATIONAL

SRI PROXY VOTING GUIDELINES

2021 Policy Recommendations

Published December 27, 2020

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© 2020 | Institutional Shareholder Services and/or its affiliates

INTERNATIONAL 2020 SRI PROXY VOTING GUIDELINES

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1. Operational Items

Financial Results/Director and Auditor Reports

Social Advisory Services Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

◾	There are concerns about the accounts presented or audit procedures used; or
◾	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approval of Non-Financial Information Statement/Report

Social Advisory Services Recommendation: Generally vote for the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

Appointment of Auditors and Auditor Fees

Social Advisory Services Recommendation: Generally vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

◾	The name of the proposed auditors has not been published;
◾	There are serious concerns about the effectiveness of the auditors;
◾	The lead audit partner(s) has been linked with a significant auditing controversy;
◾	There is a reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
◾	The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
◾	The auditors are being changed without explanation;
◾	Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events, such as initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, Social Advisory Services will focus on the auditor election and/or the audit committee members. For concerns relating to fees paid to the auditors, Social Advisory Services will focus on remuneration of auditors if this is a separate voting item, otherwise Social Advisory Services would focus on the auditor election.

Appointment of Internal Statutory Auditors

Social Advisory Services Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

◾	There are serious concerns about the statutory reports presented or the audit procedures used;

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◾	Questions exist concerning any of the statutory auditors being appointed; or
◾	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Social Advisory Services Recommendation: Vote for approval of the allocation of income, unless:

◾	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
◾	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Social Advisory Services Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:

◾	Whether the proposal allows for a cash option; and
◾	If the proposal is in line with market standards.

Amendments to Articles of Association (Bylaws)

Social Advisory Services Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Virtual Meetings (UK/Ireland and Europe)

Social Advisory Services Recommendation: Generally vote for proposals allowing for the convening of hybrid[1] shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only1 shareholder meetings.

Change in Company Fiscal Term

Social Advisory Services Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Social Advisory Services Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

[1]

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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Transact Other Business

Social Advisory Services Recommendation: Vote against other business when it appears as a voting item.

2. Board of Directors

Director Elections

Social Advisory Services Recommendation: Vote for management nominees in the election of directors, unless:

◾	Adequate disclosure has not been provided in a timely manner;
◾	There are clear concerns over questionable finances or restatements;
◾	There have been questionable transactions with conflicts of interest;
◾	There are any records of abuses against minority shareholder interests;
◾	The board fails to meet minimum corporate governance standards, including board independence standards;
◾	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
◾	Absences at board and key committee meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Diversity

Social Advisory Services will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.

Social Advisory Services Recommendation: Generally vote against or withhold from incumbent members of the nominating committee if the board lacks at least one woman.

◾

For Japan, if the company has an audit-committee-board structure or a traditional two-tier board structure as opposed to three committees, vote against incumbent representative directors if the board lacks at least one woman.

◾	For Canada, UK, and Australia, vote against or withhold from incumbent members of the nominating committee if:
◾	the board lacks at least one woman and one racially diverse director; and
◾	the board is not at least 30 percent diverse.
◾	If the company does not have a formal nominating committee, vote against or withhold from all incumbent members of the board.
◾	Vote against or withhold from other directors on a case-by-case-basis.

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Material ESG Failures

Social Advisory Services Recommendation: Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:

◾

Material failures of governance, stewardship, risk oversight[2], including demonstrably poor risk oversight of environmental and social issues, including climate change, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;

◾	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;
◾	Failure to replace management as appropriate; or
◾

Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For director elections, Social Advisory Services will also take into consideration market-specific provisions which are listed below:

Canadian Guidelines

Board Structure and Independence (TSX)

Social Advisory Services Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

◾	The board is less than majority independent; or
◾	The board lacks a separate compensation or nominating committee.

Non-Independent Directors on Key Committees (TSX)

Social Advisory Services Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

◾	Are Executive Directors;
◾	Are Controlling Shareholders; or
◾	Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

Non-Independent Directors on Key Committees (TSX-V)

Social Advisory Services Recommendation: Vote withhold for Executive Directors, Controlling Shareholders or a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated who:

◾	Are members of the audit committee;
◾	Are members of the compensation committee or the nominating committee and the committee is not majority independent; or
◾	Are board members and the entire board fulfills the role of a compensation committee or a nominating committee and the board is not majority independent.

[2]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

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Overboarding-TSX

Social Advisory Services Recommendation: Generally vote withhold for individual director nominees who:

◾	Are non-CEO directors and serve on more than five public company boards; or
◾	Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards[3].

Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). Social Advisory Services will generally not count a board for policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company’s proxy circular to be taken into consideration. Conversely, Social Advisory Services will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.

Externally-Managed Issuers (EMIs) –TSX and TSXV

Social Advisory Services Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

◾	The size and scope of the management services agreement;
◾	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
◾	Overall performance;
◾	Related party transactions;
◾	Board and committee independence;
◾	Conflicts of interest and process for managing conflicts effectively;
◾	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
◾	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
◾	Historical compensation concerns;
◾	Executives’ responsibilities; and
◾	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Unilateral Adoption of an Advance Notice Provision

Social Advisory Services Recommendation: Generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

[3]

Although a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

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Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

European Guidelines

In European markets, Social Advisory Services looks at different factors to make determinations regarding director elections. The following factors are taken into account:

Director Terms

Social Advisory Services Recommendation: Generally vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies, for bundled as well as unbundled items.

Beyond that, as directors should be accountable to shareholders on a more regular basis, Social Advisory Services may consider moving to maximum board terms of less than four years in the future.

Social Advisory Services Recommendation: Vote against article amendment proposals to extend board terms.

In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, Social Advisory Services will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Social Advisory Services Recommendation: For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, and Slovenia vote against the election or reelection of any directors if the company proposes a single slate of directors.

Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis

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Board Independence

Widely-held companies

A. Non-controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

◾	Fewer than 50 percent of the board members elected by shareholders, excluding, where relevant, employee shareholder representatives, would be independent, or
◾	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.

B. Controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Board Leadership

Given the importance of board leadership, Social Advisory Services may consider that the chair of the board should be an independent non-executive director according to the Social Advisory Services’ Classification of Directors.

Non-widely held companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of Social Advisory Services clients holding the securities. For Sweden, Norway, Denmark, and Finland, this is based on membership on a local blue-chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.

Disclosure of Nominee Names

Social Advisory Services Recommendation: Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written.

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This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chair/CEO

Social Advisory Services Recommendation: Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, Social Advisory Services will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

Election of Former CEO as Chair of the Board

Social Advisory Services Recommendation: Generally vote against the election or reelection of a former CEO as chair to the supervisory board or board of directors in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chair, Social Advisory Services will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chair of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

◾	There are compelling reasons that justify the election or reelection of a former CEO as chair;
◾	The former CEO is proposed to become the board’s chair only on an interim or temporary basis;
◾	The former CEO is proposed to be elected as the board’s chair for the first time after a reasonable cooling-off period; or
◾	The board chair will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

Social Advisory Services Recommendation: In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Poland, Spain, Sweden, and Switzerland, Social Advisory Services will generally recommend a vote against a candidate when he/she holds an excessive number of board appointments, as defined by the following guidelines:

◾

Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

◾	Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chair at a different company will be classified as overboarded.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company

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boards. For chairs, negative recommendations would first be applied towards non-executive positions held, but the chair position itself would be targeted where they are being elected as chair for the first time or, when in aggregate their chair positions are three or more in number, or if the chair holds an outside executive position.

One Board Seat per Director

Social Advisory Services Recommendation: In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, Social Advisory Services will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

Social Advisory Services Recommendation:

For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if:

◾

Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or

◾	Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

Generally vote against the election or reelection of the non-independent member of the audit committee designated as chair of that committee.

For widely-held companies, generally vote against the (re)election of any non-independent members of the remuneration committee if:

◾

Fewer than 50 percent of the remuneration committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or

◾	Fewer than one-third of all remuneration committee members would be independent.

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For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

For all companies:

Generally vote against the (re)election of executives who serve on the company’s audit or remuneration committee.

◾	Social Advisory Services may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee.
◾

If a company does not have an audit or a remuneration committee, Social Advisory Services may consider that the entire board fulfills the role of a committee. In such case, Social Advisory Services may recommend against the executives, including the CEO, up for election to the board.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, Social Advisory Services will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, Social Advisory Services will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Social Advisory Services will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

Composition of the Nominating Committee

Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

◾	A member of the executive management would be a member of the committee;
◾	More than one board member who is dependent on a major shareholder would be on the committee; or
◾	The chair of the board would also be the chair of the committee.

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In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

Social Advisory Services will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, Social Advisory Services will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

International Markets

Overboarding – Brazil and Americas Regional

Social Advisory Services Recommendation: Generally, vote against management nominees who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— recommend against only at their outside boards3Error! Bookmark not defined..

Generally, vote against the bundled election of directors if one or more nominees, if elected, would be overboarded.

Cumulative Voting – Middle East and Africa (MEA)

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates.

For MEA markets, when directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies, vote case-by-case on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Social Advisory Services Recommendation: Generally vote to abstain from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

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If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:

◾	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates:
◾	Candidates whose professional background may have the following benefits:
◾

Increasing the diversity of incumbent directors’ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors.

◾	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.
◾	Incumbent board members and candidates explicitly supported by the company’s management.

Please see the International Classification of Directors on the following page.

Classification of Directors – International Policy

Executive Director

◾	Employee or executive of the company or a wholly-owned subsidiary of the company;
◾	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

◾	Any director who is attested by the board to be a non-independent NED;
◾	Any director specifically designated as a representative of a shareholder of the company;
◾	Any director who is also an employee or executive of a significant shareholder of the company;
◾	Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
◾	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
◾

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

◾	Government representative;
◾

Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the last fiscal year in excess of USD 10,000 per year;

◾

Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[5]);

◾	Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chair of the company;
◾	Relative[3] of a current or former executive of the company or its affiliates;

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◾	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
◾	Founder/co-founder/member of founding family but not currently an employee or executive;
◾	Former executive or employee (five-year cooling off period);
◾	Years of service[6] is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.
◾	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7]

Independent NED

◾	No material[2] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

◾	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes

[1] At least 10 percent of the company’s stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, a business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[6] For example, in continental Europe and Latin America, directors with a tenure exceeding 12 years will be considered non-independent. In Hong Kong, Singapore and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure. For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

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Contested Director Elections

Social Advisory Services Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Social Advisory Services will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

◾	Company performance relative to its peers;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors/nominees;
◾	Experience and skills of board candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment;
◾	Responsiveness to shareholders;
◾	Whether a takeover offer has been rebuffed; and
◾	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Social Advisory Services will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Board and Management

Social Advisory Services Recommendation: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:

◾

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

◾

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions;

◾	Other material failures of governance, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks; or
◾	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Social Advisory Services Recommendation: Vote against proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Social Advisory Services Recommendation:

◾	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

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◾	Vote against proposals to indemnify auditors.

Board Structure

Social Advisory Services Recommendation:

◾	Vote for proposals to fix board size.
◾	Vote against the introduction of classified boards and mandatory retirement ages for directors.
◾	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure

Share Issuance Requests

General Issuances

Social Advisory Services Recommendation: Evaluate share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.

For European markets, vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For UK and Irish companies, generally vote for a resolution to authorize the issuance of equity, unless:

◾

The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent);

◾

The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

For French companies:

◾	Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
◾

Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount for a vote for to be warranted.

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For Hong Kong companies, generally vote for the general issuance mandate for companies that:

◾	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;
◾	Limit the discount to 10 percent of the market price of shares; and
◾

Have no history of renewing the General Issuance Mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12-month period.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

◾

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital. For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

For Latin American companies, generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances requested will be evaluated on a case-by-case basis.

For shelf registration programs at Latin American companies (Argentina, Colombia, Chile, Mexico and Peru), vote on a case-by-case basis on all requests, with or without preemptive rights. Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:

◾	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
◾

Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

◾	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Increases in Authorized Capital

Social Advisory Services Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

◾	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet Social Advisory Services guidelines for the purpose being proposed; or

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◾	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Social Advisory Services Recommendation:

◾	Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
◾	Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Social Advisory Services Recommendation:

◾	Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
◾	Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Social Advisory Services Recommendation:

◾

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

◾

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

◾	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
◾	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
◾	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Social Advisory Services Recommendation:

◾	Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.
◾

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

◾	Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Pledging of Assets for Debt

Social Advisory Services Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Social Advisory Services Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

Social Advisory Services Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

◾	A repurchase limit of up to 10 percent of outstanding issued share capital;
◾	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
◾	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. Social Advisory Services may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

◾	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
◾	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Social Advisory Services will evaluate the proposal based on the company’s historical practice. However, Social Advisory Services expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

◾	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
◾	Duration of no more than 18 months.

In addition, Social Advisory Services will recommend against any proposal where:

◾	The repurchase can be used for takeover defenses;
◾	There is clear evidence of abuse;
◾	There is no safeguard against selective buybacks;
◾	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Singapore, generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market repurchases and 20 percent for off-market repurchases.

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Reissuance of Shares Repurchased

Social Advisory Services Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Social Advisory Services Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

Private Placement

Social Advisory Services Recommendation: For Canadian companies, vote case-by-case on private placement issuances taking into account:

◾	Whether other resolutions are bundled with the issuance;
◾	Whether the rationale for the private placement issuance is disclosed;
◾	Dilution to existing shareholders’ position:
◾	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
◾	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
◾	Market reaction: The market’s response to the proposed private placement since announcement; and
◾	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

4. Compensation

Preamble

The assessment of compensation follows the Social Advisory Services Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The Global Principles on Compensation underlie market-specific policies in all markets:

◾	Provide shareholders with clear, comprehensive compensation disclosures;
◾	Maintain appropriate pay structure with emphasis on long-term shareholder value;
◾	Avoid arrangements that risk “pay for failure;”
◾	Maintain an independent and effective compensation committee;
◾	Avoid inappropriate pay to non-executive directors.

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European Guidelines

In line with European Commission Recommendation 2004/913/EC, Social Advisory Services believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, Social Advisory Services has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. Social Advisory Services analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

◾	Executive compensation-related proposals; and
◾	Non-executive director compensation-related proposals.

Executive Compensation-Related Proposals

Social Advisory Services will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and, where relevant, will take into account the European Pay for Performance (EP4P) model4 outcomes within a qualitative review of a company’s remuneration practices.

Social Advisory Services Recommendation: Social Advisory Services will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

◾	Provide shareholders with clear and comprehensive compensation disclosures:
◾	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
◾

The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

◾

Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.

[4]	Definition of Pay-for-Performance Evaluation:

Social Advisory Services annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

◾	Peer Group Alignment:
✓	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
✓	The multiple of the CEO’s total pay relative to the peer group median.
◾

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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◾	Companies shall adequately disclose all elements of the compensation, including:
◾	Any short- or long-term compensation component must include a maximum award limit.
◾

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

◾	Discretionary payments, if applicable.
◾	Maintain appropriate pay structure with emphasis on long-term shareholder value:
◾	The structure of the company’s short-term incentive plan shall be appropriate.
◾	The compensation policy must notably avoid guaranteed or discretionary compensation.
◾	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
◾	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Social Advisory Services’ general policy for equity-based plans; and
◾	For awards granted to executives, Social Advisory Services will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
◾	The balance between short- and long-term variable compensation shall be appropriate
◾	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
◾	Avoid arrangements that risk “pay for failure”:
◾	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
◾	There shall be a clear link between the company’s performance and variable awards.
◾	There shall not be significant discrepancies between the company’s performance and real executive payouts.
◾	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
◾	Significant pay increases shall be explained by a detailed and compelling disclosure.
◾	Termination payments[5] must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
◾

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

◾	Maintain an independent and effective compensation committee:
◾	No executives may serve on the compensation committee.
◾	In certain markets the compensation committee shall be composed of a majority of independent members, as per Social Advisory Services policies on director election and board or committee composition.

[5]

Termination payments’ means any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract.

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◾	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance[6].

In addition to the above, Social Advisory Services will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

Non-Executive Director Compensation

◾	Avoid inappropriate pay to non-executive directors.

Social Advisory Services Recommendation: Generally vote for proposals to award cash fees to non-executive directors.

Vote against where:

◾	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
◾	Proposed amounts are excessive relative to other companies in the country or industry.
◾	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
◾

Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

◾	Proposals introduce retirement benefits for non-executive directors.

Vote on a case-by-case basis where:

◾	Proposals include both cash and share-based components to non-executive directors.
◾	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

Social Advisory Services Recommendation: Generally vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Social Advisory Services guidelines:

◾

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of

[6]

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company. The remuneration committee should disclose how it has taken into account any relevant environmental, social, and governance (ESG) matters when determining remuneration outcomes. Such factors may include (but are not limited to): workplace fatalities and injuries, significant environmental incidents, large or serial fines or sanctions from regulatory bodies and/or significant adverse legal judgments or settlements. It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

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between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under Social Advisory Services criteria (challenging criteria). In addition, for companies in Hong Kong and Singapore, Social Advisory Services will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company;

◾	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
◾	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
◾	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

◾	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
◾

In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three-year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

Employee Share Purchase Plans

Social Advisory Services Recommendation: Generally vote for employee stock purchase plans if the number of shares allocated to the plan is 10 percent or less of the company’s issued share capital.

Compensation-Related Voting Sanctions

Should a company be deemed:

◾	To have egregious remuneration practices;
◾	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or
◾	To have failed to respond to significant shareholder dissent on remuneration-related proposals;

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

◾	The reelection of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;
◾	The reelection of the board chair;
◾	The discharge of directors; or
◾	The annual report and accounts.

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This recommendation could be made in addition to other adverse recommendations under existing remuneration proposals (if any).

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Social Advisory Services Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

◾	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
◾	Having significantly higher expected dividends than actual historical dividends;
◾	Favorably adjusting the terms of existing options plans without valid reason; and/or
◾	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Social Advisory Services will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Social Advisory Services Recommendation:

Social Advisory Services considers the following factors when evaluating share matching plans:

◾	For every share matching plan, Social Advisory Services requires a holding period.
◾	For plans without performance criteria, the shares must be purchased at market price.
◾

“For broad-based share matching plans directed at all employees, Social Advisory Services accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Social Advisory Services’ guidelines.

Canadian Guidelines

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

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Vote against management say on pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

◾	There is a misalignment between CEO pay and company performance (pay for performance)
◾	The company maintains problematic pay practices; or
◾	The board exhibits poor communication and responsiveness to shareholders.

Pay for Performance:

◾

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

◾	Evaluation of peer group benchmarking used to set target pay or award opportunities;
◾	Analysis of company performance and executive pay trends over time, taking into account our Pay-for- Performance policy;
◾	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

◾

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

◾	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

◾	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
◾

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from

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compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Equity Compensation Plans

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan[7] are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:

◾	Absence of problematic change-in-control (CIC) provisions, including:
◾	Single-trigger acceleration of award vesting in connection with a CIC; and
◾	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
◾	No financial assistance to plan participants for the exercise or settlement of awards;
◾	Public disclosure of the full text of the plan document; and
◾	Reasonable share dilution from equity plans relative to market best practices.

◾	Grant Practices:

◾	Reasonable three-year average burn rate relative to market best practices;
◾	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
◾	The issuance of performance-based equity to the CEO;
◾	A clawback provision applicable to equity awards; and
◾	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

◾	Discretionary or insufficiently limited non-employee director participation;
◾	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
◾	A history of repricing stock options without shareholder approval (three-year look-back);

[7]	cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
◾	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Director Compensation—TSX

Social Advisory Services Recommendation: On a case-by-case basis, generally withhold from members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

◾

Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

◾	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
◾	Other significant problematic practices relating to director compensation.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Social Advisory Services Recommendation: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

◾	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
◾

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

◾	Purchase price is at least 80 percent of fair market value with no employer contribution;
◾	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
◾	The Plan Amendment Provision requires shareholder approval for amendments to:
◾	The number of shares reserved for the plan;
◾	The allowable purchase price discount;
◾	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Social Advisory Services compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

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Social Advisory Services will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit Plans

Social Advisory Services Recommendation: Generally vote for Deferred Compensation Plans if:

◾	Potential dilution, together with all other equity-based compensation, is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

◾	Director stock ownership guidelines of a minimum of three times annual cash retainer;
◾	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;
◾	The mix of remuneration between cash and equity; and
◾	Other forms of equity-based compensation, i.e. stock options, restricted stock.

International Guidelines

Social Advisory Services Recommendation: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.

5. Other Items

Reorganizations/Restructurings

Social Advisory Services Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Social Advisory Services Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, Social Advisory Services reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Social Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;

◾	Market reaction: How has the market responded to the proposed deal? A negative market reaction will cause Social Advisory Services to scrutinize a deal more closely;
◾

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

◾

Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Social Advisory Services will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

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◾

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

◾	Stakeholder impact: Impact on community stakeholders including impact on workforce, environment, etc.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Social Advisory Services Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Social Advisory Services Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Exclusive Forum Proposals (TSX-Listed Companies and Venture Companies)

Social Advisory Services Recommendation: Vote case-by-case on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:

◾	Jurisdiction of incorporation;
◾	Board rationale for adopting exclusive forum;
◾	Legal actions subject to the exclusive forum provision;
◾	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;
◾	Company corporate governance provisions and shareholder rights;
◾	Any other problematic provisions that raise concerns regarding shareholder rights.

Related-Party Transactions

Social Advisory Services Recommendation: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:

◾	The parties on either side of the transaction;
◾	The nature of the asset to be transferred/service to be provided;
◾	The pricing of the transaction (and any associated professional valuation);
◾	The views of independent directors (where provided);
◾	The views of an independent financial adviser (where appointed);
◾	Whether any entities party to the transaction (including advisers) is conflicted; and
◾	The stated rationale for the transaction, including discussions of timing.

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If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Social Advisory Services may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

In the case of Nigerian companies, vote for proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to this general mandate.

Antitakeover Mechanisms

Social Advisory Services Recommendation: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Following the Florange act of 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Social and Environmental Proposals

Social Advisory Services Recommendation: Generally vote in favor of social and environmental proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. In determining votes on shareholder social and environmental proposals, the following factors are considered:

◾	Whether the proposal itself is well framed and reasonable;
◾	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
◾	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
◾	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
◾	Whether the subject of the proposal is best left to the discretion of the board;
◾	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
◾	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
◾

If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

◾	Whether implementation of the proposal would achieve the objectives sought in the proposal.

Generally vote for social and environmental shareholder proposals that seek greater disclosure on topics such as human/labor rights, workplace safety, environmental practices and climate change risk, sustainable business practices etc.

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Vote all other social and environmental proposals on a case-by-case basis, taking into account the considerations outlined above.

6. Foreign Private Issuers

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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INTERNATIONAL 2020 SRI PROXY VOTING GUIDELINES

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